UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03421

Exact name of registrant as specified in charter:	The Prudential Variable Contract Account - 10

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2022

Date of reporting period:	12/31/2022

Item 1 – Reports to Stockholders

The MEDLEY Program

ANNUAL REPORT	December 31, 2022

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) (Collectively known as the “Accounts”) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3714, and are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, 655 Broad Street, Newark, NJ 07102. Both are Prudential Financial companies.

The views expressed in this report and information about the Accounts’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report.

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. Please be sure to have your contract number available when you call.

(800) 458-6333

This and other important information are contained in the prospectuses that can be obtained from your financial professional.

This report includes the financial statements of VCA-10, and the portfolios of The Prudential Series Fund (the “Funds”) available through VCA-11 and VCA-24.

This report does not include separate account financials for the VCA-11 and VCA-24 Subaccounts. If you would like separate account financial statements, please call the telephone number above.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

A description of the policies and procedures that the Account used to determine how to vote proxies relating to portfolio securities and information regarding how the VCA-10 voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling (800) 458-6333 and on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov.

The MEDLEY Program Statement of Additional Information contains additional information about the Committee Members of VCA-10 and is available without charge upon request by calling (800) 458-6333.

VCA-10 files with the Commission a complete listing of portfolio holdings as of the end of the first and third quarters on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) 732-0330. MEDLEY participants may obtain copies of Form N-PORT filings by calling (800) 458-6333.

Table of Contents	Annual Report	December 31, 2022

∎	LETTER TO PARTICIPANTS

∎	MARKET OVERVIEW

∎	VCA-10 REPORT OF THE INVESTMENT MANAGER AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	VCA-10

Financial Statements

Information about the Committee and Officers

∎	VCA-11 AND VCA-24 REPORTS OF THE INVESTMENT MANAGER AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	VCA-11 AND VCA-24 THE PRUDENTIAL SERIES FUND PORTFOLIOS

Section A	Schedule of Investments, Financial Statements, and
Financial Highlights

	Glossary	A1
	PSF Global Portfolio	A2
	PSF PGIM 50/50 Balanced Portfolio	A11
	PSF PGIM Flexible Managed Portfolio	A49
	PSF PGIM Government Income Portfolio	A85
	PSF PGIM Government Money Market Portfolio	A94
	PSF PGIM Jennison Blend Portfolio	A99
	PSF PGIM Total Return Bond Portfolio	A106
	PSF Stock Index Portfolio	A151

Section B	Notes to Financial Statements

Section C	Report of Independent Registered Public Accounting Firm

Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential MEDLEY Program Letter to Participants	Annual Report	December 31, 2022

∎	DEAR PARTICIPANT:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This MEDLEY Program annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stuart Parker	Timothy S. Cronin
President,	President,
The Prudential Variable Contract Account 10	The Prudential Series Fund	January 31, 2023

Market Overview — unaudited	Annual Report	December 31, 2022

Equity Market Overview

Across the majority of asset classes and regions, equities posted losses in 2022. Recession fears—spurred by the highest inflation in decades and aggressive central bank interest-rate hikes—were the main headwinds. Bond markets also suffered as yields spiked and the US Treasury yield curve inverted. Yield inversion is when the yield on a shorter-term bond is higher than a longer-term bond. However, commodities gained as oil and gas prices benefited from supply-chain woes following the onset of Russia’s invasion of Ukraine.

Equities end the year lower

US equity losses were widespread, as the large-cap S&P 500 Index fell 18.10%, the broad-based Russell 3000 Index declined 19.21%, and the tech-heavy Nasdaq Composite Index plummeted 33.10% during the year. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, slid 15.57%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Central bank activity dominates market sentiments

The US equity market suffered its worst year since 2008 as the US Federal Reserve (the Fed) aggressively tightened monetary policy in an attempt to lower inflation. The Fed raised its federal funds rate, which began the year at around 0%, seven times throughout 2022 to close the year in a range of 4.25% to 4.50%. The impact of higher rates punished the housing market, as housing starts and building permits declined, largely in response to rising mortgage rates. While inflation remained high for most of 2022, markets cheered by year-end as both the Consumer Price Index and the Personal Consumption Expenditures Price Index had slowed. During the same period, unemployment remained historically low.

Energy prices and the US dollar both posted gains for the year. Oil prices spiked in the first half of 2022, at one point rising above $100 per barrel for the first time since 2014. Supply concerns were exacerbated by Russia’s invasion of Ukraine and resulting sanctions against Russia. The US dollar benefited from rising rates, climbing 7.87% against a basket of developed market currencies.

US stocks swoon as inflation soars

Stocks started 2022 on solid ground, with the S&P 500 hitting a record high in January, but quickly retreated and spent the rest of the year in negative territory. Inflationary pressures reached multi-decade highs and the Fed began raising interest rates, sending markets lower. Geopolitical woes were heightened when Russia invaded Ukraine in February, creating new supply-chain issues. Economic data was disappointing, with US gross domestic product declining in both the first and second quarters.

As inflation increased and central banks worldwide hiked interest rates, equity markets briefly fell into bear market territory, defined as a drop of 20% or more from a recent high. Earnings expectations were revised downward as inflation began to crimp profit margins. Toward the end of 2022, equity markets began to slowly recover as inflation moderated.

Energy sector up, all other sectors down

In 2022, the top-performing sector in the S&P 500 Index was energy, rising 65.72% amid tight supply and rising demand. Other sectors posted negative returns, most significantly communication services (-39.89%) and consumer discretionary (-37.03%).

Tech darlings fall out of favor as value stocks lead

Recession fears drove large-cap technology equities sharply lower in 2022, as investors shifted away from the mega-cap tech stocks that they favored during the COVID-19 pandemic to more economically sensitive value stocks. Worries about slowing earnings growth led value stocks to significantly outperform growth stocks across market capitalizations.

During the year, the Russell 3000 Value Index declined 7.98%, significantly outperforming the Russell 3000 Growth Index, which fell 28.97%. The large-cap Russell 1000 Index fell 19.13%, the Russell Midcap Index slipped 17.32%, and the small-cap Russell 2000 Index dropped 20.44%.

Rising inflation and energy pressures sink international developed stocks

Central banks outside the US also tightened monetary policy in response to rising inflation, including the European Central Bank, which raised rates for the first time in more than 10 years. In addition to inflationary pressures, European markets faced energy-supply issues due to Russia’s invasion of Ukraine. A tax-cutting plan to shore up the economy in the United Kingdom backfired, causing a near collapse of the British pound sterling and requiring central bank intervention. In December, Japan jolted global financial markets when it loosened the tight limits it had been imposing on bond yields.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, declined 14.45% during the year, and the MSCI Europe Index dropped 15.06%. The MSCI Japan Index dipped 16.65%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2022

Emerging market stocks suffer

A surging US dollar, spiking food and fuel prices, and Russia’s invasion of Ukraine hurt high-risk assets, including emerging market stocks, during 2022. The MSCI Emerging Markets Index declined 20.09%. While many emerging market countries began raising rates before their developed market counterparts, China—the world’s second-largest economy—was forced to trim key rates in response to slowing growth caused by its zero-COVID policy, and its lockdown measures were dropped by the end of the year. The MSCI China Index declined 21.93%.

Fixed Income Market Overview

In response to rampant inflation, central banks hiked interest rates aggressively in 2022, sending bond yields higher and prices significantly lower. Bonds failed to provide a safe haven for investors as carnage spread across most sectors, including government bonds, high yield issues, and emerging-market fixed income.

US Treasury yields increased dramatically during the year, sending the Bloomberg US Aggregate Bond Index lower by 13.01%—one of the worst years ever for US investment-grade fixed income. Bonds issued by the US government and indexed to inflation, or TIPS, declined 11.85%. High yield bonds (i.e., debt rated below investment grade) as measured by the Bloomberg US Corporate High Yield Index, fell 11.19%, outperforming their investment-grade counterparts. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, declined 17.78%. (All returns cited are in US dollars unless stated otherwise.)

Central banks shift gears to fight record-high inflation

Across most of the world, inflationary pressures intensified in 2022, leading central banks to begin tightening monetary policy after injecting aggressive stimulus into their economies in 2020 and 2021. Consumer prices, particularly food and fuel, spiked and remained elevated throughout the year, as inflation rose to a 40-year high in many countries.

The US Federal Reserve raised the federal funds rate seven times in 2022. The rate began the year at around 0% and ended it in a range between 4.25% and 4.50%. While the Bank of England began raising rates in late 2021, the European Central Bank held steadfast until July 2022, when it raised rates for the first time in 11 years. Even Japan, which had kept interest rates below zero since 2016, altered its bond policy in December 2022, allowing 10-year yields to rise.

Labor markets remain robust despite slowing economic growth

Economic growth was uneven during 2022. US gross domestic product declined in the first and second quarters. While growth resumed in the third quarter, it was boosted by the largest rise in real net exports in over 40 years, which many economists do not consider sustainable. However, the labor market remained shielded, as unemployment remained low and hourly earnings steadily increased.

Commodities gain

Crude oil prices rocketed above $100 per barrel following the onset of Russia’s invasion of Ukraine in February. However, gains were muted by year-end as recession fears increased. Further impacting energy prices was the decision by the Organization of the Petroleum Exporting Countries and its major allies to cut oil production in the fall, as well as efforts to cap the price of Russian oil.

Falling bond prices lead to yield curve inversion

Longer-term US Treasuries were one of the worst-performing sectors of the bond market in 2022, as the Bloomberg US 10+ Year Corporate Index dropped 25.62%, significantly underperforming its 1-5 year counterpart, which fell 5.56%.

The impact of rising rates sent bond prices lower across the spectrum. However, the negative impact was particularly strong for longer-dated debt, resulting in an inversion in Treasury yields. The 10-year US Treasury yield began the year at 1.51% and spiked over 4% before ending the year at 3.88%. Meanwhile, the shorter-dated 2-year Treasury note traded at around 4.42% at year-end. Yield inversion has been a historical harbinger of a recession.

Rising dollar pressures emerging market bonds

Emerging-market central banks began tightening monetary policy in early 2021, nearly a full year before the Fed, in their battle against surging food and fuel costs. However, Russia’s invasion of Ukraine increased pricing pressures further, and the surging US dollar—which had one of its best performances in years—threatened many emerging economies by making foreign debt payments more difficult.

The Prudential MEDLEY Program — VCA-10	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
VCA-10[1]—Standard Contract	-17.73%	6.47%	9.74%
VCA-10[1]—0.50% Contract	-17.32	7.00	10.29
VCA-10[1]—0.45% Contract	-17.28	7.05	10.34
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The Account performance is net of fund expenses. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

For the year ended December 31, 2022, the value of the Standard Contract for the Prudential Variable Contract Account 10 (“VCA-10” or the “Account”) returned -17.73%, the value of a contract with annual expenses of 0.50% returned -17.32%, and the value of a contract with annual expenses of 0.45% returned -17.28%. The Account outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2022 (the reporting period) was challenging for equity markets, with major indices closing at or near their lows for the reporting period. Uncertainty and volatility were enduring constants.

In response to signs of an economic slowdown, around the world and across industries, many companies that had benefited most from the COVID-19 pandemic began to reduce headcount and take operational steps to mitigate expected weakness. Commodity prices continued their retreat into the end of the reporting period, despite the lingering impact of Russia’s invasion of Ukraine. China took steps to ease its restrictive “zero-COVID” policy, resulting in a wave of infections, hospitalizations, and further economic dislocation as the reporting period ended.

Economic data reflected a mix of contrasting trends, with strength in employment, wages, and savings largely offsetting the effects of consumer price inflation, falling house prices, and waning spending by lower-income households. The persistence of labor-market tightness kept the US Federal Reserve (the Fed) on a tightening path, with the federal funds rate closing the reporting period in the range of 4.25% to 4.50%, levels last seen in 2007. Inflation was a global phenomenon, and central banks in many countries followed a path similar to that of the Fed, leading to a partial retracement of the US dollar’s significant appreciation since the end of 2021.

The S&P 500 Index declined 18.10% in the reporting period. Communication services, consumer discretionary, information technology, and real estate saw the biggest declines. The energy sector posted, by far, the largest gain. The utilities sector managed modestly positive returns, while other defensive value sectors such as consumer staples and healthcare were down slightly but held up better than the S&P 500 Index overall.

What strategies or holdings affected the Portfolio’s performance?*

In absolute terms, the Portfolio’s positions in energy and healthcare added the most to the Portfolio’s performance during the reporting period, while positions in information technology and consumer discretionary added the least.

Relative to the Portfolio’s benchmark index, an overweight allocation to energy and underweight allocations to information technology and communication services, along with stock selection in healthcare, contributed the most positively to the Portfolio’s performance.

1 The Account performance results is net of all contract charges but not including the effect of any sales charges. The standard VCA-10 contract has total annual expenses (as a percentage of net assets) of 1.00%. Certain VCA-10 contracts include reduced administrative fees and have total annual expenses of either 0.50% or 0.45%. Performance of the VCA-10 contracts with reduced expenses will be higher than the performance of the standard VCA-10 contract. All total returns are for the periods indicated and are calculated based on changes in unit values.

2 The graph is based on the performance of the Standard Contract. Performance of the 0.50% Contract and the 0.45% Contract will be higher due to a lower fee structure.

For a complete list of holdings, refer to the Statement of Net Assets section of this report. Holdings reflect only long-term investments.

The Prudential MEDLEY Program — VCA-10	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Stock selection in information technology and communication services detracted the most from relative results. The stocks that added most to the Portfolio’s relative performance included Eli Lilly and Co., Chevron Corp., ConocoPhillips Co., Hess Corp., and AbbVie Inc. Top detractors for the period included Tesla, Inc., Alphabet Inc., Amazon.com, Inc., Microsoft Corp., and Apple Inc.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

VCA-10 (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets

Eli Lilly & Co.	Pharmaceuticals	3.8%

Chevron Corp.	Oil, Gas & Consumable Fuels	3.0%

Microsoft Corp.	Software	2.8%

Apple, Inc.	Technology Hardware, Storage & Peripherals	2.7%

Bristol-Myers Squibb Co.	Pharmaceuticals	2.5%

JPMorgan Chase & Co.	Banks	2.4%

Chubb Ltd.	Insurance	2.3%

ConocoPhillips	Oil, Gas & Consumable Fuels	2.1%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.0%

AbbVie, Inc.	Biotechnology	2.0%

For a complete listing of holdings, refer to the Statement of Net Assets section of this report. Holdings reflect only long-term investments.

FINANCIAL STATEMENTS OF

VCA-10

STATEMENT OF NET ASSETS

December 31, 2022

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.7%
Airbus SE (France)	12,024	$1,425,410
Raytheon Technologies Corp.	24,978	2,520,780

		3,946,190

Airlines — 0.9%
Delta Air Lines, Inc.*	40,854	1,342,463

Automobiles — 1.6%
Dr. Ing. h.c. F. Porsche AG (Germany)*	2,178	219,133
General Motors Co.	33,127	1,114,392
Tesla, Inc.*	8,156	1,004,656

		2,338,181

Banks — 7.1%
Bank of America Corp.	75,553	2,502,315
JPMorgan Chase & Co.	26,368	3,535,949
PNC Financial Services Group, Inc. (The)	14,528	2,294,552
Truist Financial Corp.	48,497	2,086,826

		10,419,642

Beverages — 1.4%
PepsiCo, Inc.	11,611	2,097,643

Biotechnology — 3.7%
AbbVie, Inc.	17,749	2,868,416
Amgen, Inc.	6,368	1,672,491
Vertex Pharmaceuticals, Inc.*	2,892	835,152

		5,376,059

Building Products — 1.3%
Johnson Controls International PLC	29,237	1,871,168

Capital Markets — 2.3%
Blackstone, Inc.	10,681	792,423
Goldman Sachs Group, Inc. (The)	7,363	2,528,307

		3,320,730

Chemicals — 2.7%
DuPont de Nemours, Inc.	19,065	1,308,431
Linde PLC (United Kingdom)	7,919	2,583,019

		3,891,450

Communications Equipment — 1.0%
Cisco Systems, Inc.	30,650	1,460,166

Consumer Finance — 0.9%
SLM Corp.	81,244	1,348,650

Containers & Packaging — 0.9%
Crown Holdings, Inc.	16,224	1,333,775

Electric Utilities — 1.3%
NextEra Energy, Inc.	22,411	1,873,560

Entertainment — 0.6%
Netflix, Inc.*	2,754	812,100

Equity Real Estate Investment Trusts (REITs) — 1.6%
Alexandria Real Estate Equities, Inc.	11,219	1,634,272
SBA Communications Corp.	2,370	664,334

		2,298,606

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	2,604	$1,188,726
Walmart, Inc.	16,407	2,326,349

		3,515,075

Food Products — 1.0%
Mondelez International, Inc. (Class A Stock)	22,218	1,480,830

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	16,574	1,819,660
Dexcom, Inc.*	5,863	663,926

		2,483,586

Health Care Providers & Services — 3.0%
Centene Corp.*	18,914	1,551,137
Cigna Corp.	4,460	1,477,777
UnitedHealth Group, Inc.	2,706	1,434,667

		4,463,581

Hotels, Restaurants & Leisure — 1.9%
Airbnb, Inc. (Class A Stock)*	3,627	310,109
McDonald’s Corp.	9,280	2,445,558

		2,755,667

Household Products — 1.7%
Procter & Gamble Co. (The)	16,248	2,462,547

Insurance — 5.5%
Chubb Ltd. (Switzerland)	15,344	3,384,886
Marsh & McLennan Cos., Inc.	8,774	1,451,922
MetLife, Inc.	27,029	1,956,089
RenaissanceRe Holdings Ltd. (Bermuda)	6,828	1,257,922

		8,050,819

Interactive Media & Services — 3.2%
Alphabet, Inc. (Class A Stock)*	33,242	2,932,942
Alphabet, Inc. (Class C Stock)*	9,538	846,307
Meta Platforms, Inc. (Class A Stock)*	6,728	809,647
ZoomInfo Technologies, Inc.*	4,434	133,508

		4,722,404

Internet & Direct Marketing Retail — 2.0%
Amazon.com, Inc.*	21,760	1,827,840
MercadoLibre, Inc. (Uruguay)*	1,234	1,044,260

		2,872,100

IT Services — 1.6%
Adyen NV (Netherlands), 144A*	254	351,561
Mastercard, Inc. (Class A Stock)	4,726	1,643,372
Snowflake, Inc. (Class A Stock)*	1,972	283,061

		2,277,994

Life Sciences Tools & Services — 1.7%
Danaher Corp.	8,609	2,285,001
Lonza Group AG (Switzerland)	544	266,877

		2,551,878

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-10

STATEMENT OF NET ASSETS

December 31, 2022

COMMON STOCKS (continued)	Shares	Value
Machinery — 3.4%
Deere & Co.	4,254	$1,823,945
Fortive Corp.	22,998	1,477,621
Otis Worldwide Corp.	21,022	1,646,233

		4,947,799

Multi-Utilities — 2.5%
Ameren Corp.	24,812	2,206,283
CenterPoint Energy, Inc.	47,801	1,433,552

		3,639,835

Oil, Gas & Consumable Fuels — 8.4%
Chevron Corp.	24,250	4,352,632
ConocoPhillips	26,380	3,112,840
Hess Corp.	16,808	2,383,711
Williams Cos., Inc. (The)	75,402	2,480,726

		12,329,909

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	1,725	427,990
L’Oreal SA (France)	1,040	371,308

		799,298

Pharmaceuticals — 8.9%
AstraZeneca PLC (United Kingdom), ADR	33,828	2,293,538
Bristol-Myers Squibb Co.	51,040	3,672,328
Eli Lilly & Co.	14,980	5,480,283
Novo Nordisk A/S (Denmark), ADR	11,423	1,545,989

		12,992,138

Road & Rail — 0.9%
Union Pacific Corp.	6,543	1,354,859

Semiconductors & Semiconductor Equipment — 5.4%
ASML Holding NV (Netherlands)	1,833	1,001,551
Broadcom, Inc.	3,052	1,706,465
Lam Research Corp.	2,736	1,149,941
NVIDIA Corp.	10,051	1,468,853
NXP Semiconductors NV (Netherlands)	7,915	1,250,807
QUALCOMM, Inc.	12,290	1,351,163

		7,928,780

Software — 4.2%
Cadence Design Systems, Inc.*	2,062	331,240
Crowdstrike Holdings, Inc. (Class A Stock)*	1,842	193,944
Microsoft Corp.	17,149	4,112,673
Palo Alto Networks, Inc.*	1,106	154,331
Salesforce, Inc.*	10,011	1,327,359

		6,119,547

Specialty Retail — 0.7%
Lowe’s Cos., Inc.	5,406	1,077,091

Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	30,183	3,921,677

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods — 2.2%
Lululemon Athletica, Inc. (Canada)*	2,900	$929,102
LVMH Moet Hennessy Louis Vuitton SE (France)	2,452	1,778,970
NIKE, Inc. (Class B Stock)	4,051	474,008

		3,182,080

Wireless Telecommunication Services — 1.3%
T-Mobile US, Inc.*	13,305	1,862,700

TOTAL COMMON STOCKS (cost $100,884,508)		141,522,577

SHORT-TERM INVESTMENT — 3.1%
Affiliated Mutual Fund
PGIM Core Ultra Short Bond Fund (cost $4,519,169)(a)	4,519,169	4,519,169

TOTAL INVESTMENTS — 99.9% (cost $105,403,677)		146,041,746

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%
Dividends and Interests Receivable		117,233
Tax Reclaim Receivable		10,173
Payable for Pending Capital Transactions		(16,885)
Payable for Securities Purchased		(14,209)

OTHER ASSETS IN EXCESS OF LIABILITIES		96,312

NET ASSETS — 100.0%		$146,138,058

NET ASSETS, representing:
Equity of Participants		$146,134,383
Equity of The Prudential Insurance Company of America		3,675

		$146,138,058

The following abbreviations are used in the annual report:

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers.

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	PGIM Investments LLC, the manager of the Account, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Account’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with the Account’s Committee approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-10

STATEMENT OF NET ASSETS

December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments In Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$2,520,780	$1,425,410	$—
Airlines	1,342,463	—	—
Automobiles	2,119,048	219,133	—
Banks	10,419,642	—	—
Beverages	2,097,643	—	—
Biotechnology	5,376,059	—	—
Building Products	1,871,168	—	—
Capital Markets	3,320,730	—	—
Chemicals	3,891,450	—	—
Communications Equipment	1,460,166	—	—
Consumer Finance	1,348,650	—	—
Containers & Packaging	1,333,775	—	—
Electric Utilities	1,873,560	—	—
Entertainment	812,100	—	—
Equity Real Estate Investment Trusts (REITs)	2,298,606	—	—
Food & Staples Retailing	3,515,075	—	—
Food Products	1,480,830	—	—
Health Care Equipment & Supplies	2,483,586	—	—
Health Care Providers & Services	4,463,581	—	—
Hotels, Restaurants & Leisure	2,755,667	—	—
Household Products	2,462,547	—	—
Insurance	8,050,819	—	—
Interactive Media & Services	4,722,404	—	—
Internet & Direct Marketing Retail	2,872,100	—	—
IT Services	1,926,433	351,561	—
Life Sciences Tools & Services	2,285,001	266,877	—
Machinery	4,947,799	—	—
Multi-Utilities	3,639,835	—	—
Oil, Gas & Consumable Fuels	12,329,909	—	—
Personal Products	427,990	371,308	—
Pharmaceuticals	12,992,138	—	—
Road & Rail	1,354,859	—	—
Semiconductors & Semiconductor Equipment	7,928,780	—	—
Software	6,119,547	—	—
Specialty Retail	1,077,091	—	—
Technology Hardware, Storage & Peripherals	3,921,677	—	—
Textiles, Apparel & Luxury Goods	1,403,110	1,778,970	—
Wireless Telecommunication Services	1,862,700	—	—
Short-Term Investment
Affiliated Mutual Fund	4,519,169	—	—

Total	$141,628,487	$4,413,259	$—

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-10

STATEMENT OF NET ASSETS

December 31, 2022

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Pharmaceuticals	8.9%
Oil, Gas & Consumable Fuels	8.4
Banks	7.1
Insurance	5.5
Semiconductors & Semiconductor Equipment	5.4
Software	4.2
Biotechnology	3.7
Machinery	3.4
Interactive Media & Services	3.2
Affiliated Mutual Fund	3.1
Health Care Providers & Services	3.0
Aerospace & Defense	2.7
Technology Hardware, Storage & Peripherals	2.7
Chemicals	2.7
Multi-Utilities	2.5
Food & Staples Retailing	2.4
Capital Markets	2.3
Textiles, Apparel & Luxury Goods	2.2
Internet & Direct Marketing Retail	2.0
Hotels, Restaurants & Leisure	1.9
Life Sciences Tools & Services	1.7
Health Care Equipment & Supplies	1.7

Household Products	1.7%
Automobiles	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
IT Services	1.6
Beverages	1.4
Electric Utilities	1.3
Building Products	1.3
Wireless Telecommunication Services	1.3
Food Products	1.0
Communications Equipment	1.0
Road & Rail	0.9
Consumer Finance	0.9
Airlines	0.9
Containers & Packaging	0.9
Specialty Retail	0.7
Entertainment	0.6
Personal Products	0.5

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-10

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

INVESTMENT INCOME
Unaffiliated Dividend Income (net of $12,519 foreign withholding tax)	$2,752,213
Affiliated Dividend Income	73,658

Total Income	2,825,871

EXPENSES
Fees Charged to Participants for Investment Management Services	(400,191)
Fees Charged to Participants for Administrative Expenses:
Standard Contract	(1,066,977)
0.50% Contract	(12,210)
0.45% Contract	(20,650)

Total Expenses	(1,500,028)

NET INVESTMENT INCOME	1,325,843

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investment Transactions	1,975,992
Foreign Currency Transactions	(852)

1,975,140

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(36,572,602)
Foreign Currencies	1

(36,572,601)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(34,597,461)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,271,618)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2022	2021

OPERATIONS
Net Investment Income	$1,325,843	$846,032
Net Realized Gain on Investment and Foreign Currency Transactions	1,975,140	19,971,655
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(36,572,601)	13,805,295

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,271,618)	34,622,982

CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	786,358	2,651,267
Withdrawals and Transfers Out	(13,146,838)	(16,578,727)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(12,360,480)	(13,927,460)

NET INCREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	19,199	176

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,612,899)	20,695,698

NET ASSETS
Beginning of year	191,750,957	171,055,259

End of year	$146,138,058	$191,750,957

Accumulation Unit Values and Equity of Participants as of December 31, 2022
Standard Contract:
Accumulation Unit Value and Equity of Participants, $ 132,035,021/ 4,953,303 Accumulation Units	$26.6560

0.50% Contract:
Accumulation Unit Value and Equity of Participants, $ 4,673,457/ 153,626 Accumulation Units	$30.4209

0.45% Contract:
Accumulation Unit Value and Equity of Participants, $ 9,425,905/ 308,015 Accumulation Units	$30.6021

Accumulation Unit Value may not recalculate due to rounding.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR

VCA-10

INCOME PER ACCUMULATION UNIT*
(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2022			Year Ended December 31, 2021
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.4980	$0.5664	$0.5695	$0.4237	$0.4795	$0.4820
Expenses
Investment management fee	(0.0697)	(0.0794)	(0.0798)	(0.0754)	(0.0854)	(0.0858)
Administrative expenses	(0.2087)	(0.0794)	(0.0639)	(0.2256)	(0.0854)	(0.0687)
Net Investment Income	0.2196	0.4076	0.4258	0.1227	0.3087	0.3275
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.9629)	(6.7791)	(6.8168)	5.4505	6.1710	6.2028
Net Increase (Decrease) in Accumulation Unit Value	(5.7433)	(6.3715)	(6.3910)	5.5732	6.4797	6.5303
Accumulation Unit Value
Beginning of year	32.3993	36.7924	36.9931	26.8261	30.3127	30.4628
End of year	$26.6560	$30.4209	$30.6021	$32.3993	$36.7924	$36.9931
Total Return**	(17.73)%	(17.32)%	(17.28)%	20.78%	21.38%	21.44%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	0.78%	1.27%	1.32%	0.41%	0.91%	0.96%
Portfolio Turnover Rate	31%	31%	31%	36%	36%	36%
Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted)	4,953	154	308	5,359	157	334

*	Calculated by accumulating the actual per unit amounts daily.
**

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR

VCA-10

INCOME PER ACCUMULATION UNIT*
(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2020			Year Ended December 31, 2019			Year Ended December 31, 2018
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.4113	$0.4630	$0.4651	$0.4116	$0.4617	$0.4633	$0.3666	$0.4087	$0.4102
Expenses
Investment management fee	(0.0563)	(0.0634)	(0.0637)	(0.0516)	(0.0579)	(0.0581)	(0.0500)	(0.0558)	(0.0560)
Administrative expenses	(0.1684)	(0.0634)	(0.0510)	(0.1544)	(0.0579)	(0.0465)	(0.1497)	(0.0558)	(0.0448)
Net Investment Income	0.1866	0.3362	0.3504	0.2056	0.3459	0.3587	0.1669	0.2971	0.3094
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.8615	4.3654	4.3873	4.6253	5.1859	5.2076	(1.7016)	(1.9064)	(1.9142)
Net Increase (Decrease) in Accumulation Unit Value	4.0481	4.7016	4.7377	4.8309	5.5318	5.5663	(1.5347)	(1.6093)	(1.6048)
Accumulation Unit Value
Beginning of year	22.7780	25.6111	25.7251	17.9471	20.0793	20.1588	19.4818	21.6886	21.7635
End of year	$26.8261	$30.3127	$30.4628	$22.7780	$25.6111	$25.7251	$17.9471	$20.0793	$20.1588
Total Return**	17.77%	18.36%	18.42%	26.89%	27.52%	27.58%	(7.88)%	(7.42)%	(7.37)%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	0.83%	1.32%	1.37%	1.00%	1.50%	1.55%	0.84%	1.34%	1.39%
Portfolio Turnover Rate	56%	56%	56%	48%	48%	48%	36%	36%	36%
Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted)	5,772	165	368	6,347	179	398	7,081	181	427

*	Calculated by accumulating the actual per unit amounts daily.
**

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS OF

VCA-10

Note 1:	Organization

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established on March 1, 1982 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. VCA-10 has been designed for use by employers (“Contractholders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital.

PICA issues standard VCA-10 contracts with annual expenses of 1.00%, as a percentage of net assets, (the “Standard Contracts”), contracts with annual expenses of 0.50%, as a percentage of net assets, (the “0.50% Contracts”), and contracts with annual expenses of 0.45%, as a percentage of net assets, (the “0.45% Contracts”). The financial statements show separate Accumulation Unit Values for each type of contract.

Note 2:	Accounting Policies

The Account follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Account consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Account holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Account’s Committee Members (the “Committee”) have adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Committee’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Account to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Committee’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Account’s foreign investments may change on days when investors cannot purchase or redeem Account shares.

Various inputs determine how the Account’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Account’s Statement of Net Assets and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds, and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Account is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Account are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Account are presented at the foreign exchange rates and market values at the close of the period, the Account does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Account does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Account’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Account becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income and realized and unrealized gain (losses) (other than administrative fees) are allocated to the Participants and PICA on a daily basis in proportion to their respective ownership in VCA-10.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes: The operations of VCA-10 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PGIM Investments pays for the services of Jennison.

VCA-10 is subject to fees for investment management and administration services. PICA may impose a reduced administrative fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which PICA has issued a contract.

Standard Contracts have an effective annual rate of up to 1.00% of the current value of the Participant’s account of which 0.75% is paid to PICA for administrative expenses not provided by the annual account charge (explained below), and 0.25% is paid to PGIM Investments, for investment management services. The 0.50% contracts have an effective annual rate of up to 0.50% of the current value of the Participant’s account of which 0.25% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PGIM Investments, for investment management services. The 0.45% contracts have an effective annual rate of up to 0.45% of the current value of the Participant’s account of which 0.20% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PGIM Investments, for investment management services.

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s account or on the last business day of each calendar year. Such amounts are reflected as withdrawals on the Statements of Changes in Net Assets.

PICA, PGIM Investments and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

Note 4:	Other Transactions with Affiliates

During the year ended December 31, 2022, the Account invested in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PGIM Investments. Through the Account’s investment in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated Dividend Income”.

The Account may enter into certain securities purchase or sale transactions under Committee approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Committee. For the year ended December 31, 2022, no 17a-7 transactions were entered into by the Account.

Note 5:	Portfolio Securities

For the year ended December 31, 2022, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $48,322,941 and $60,505,188, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended December 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain(Loss)	Realized Gain(Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments — Affiliated Mutual Fund:
PGIM Core Ultra Short Bond Fund(1)(a)
$3,372,443	$28,150,866	$(27,004,140)	$—	$—	$4,519,169	4,519,169	$73,658

(1)	The Account did not have any capital gain distributions during the reporting period.
(a)	PGIM Investments LLC, the manager of the Account, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Note 6:	Unit Transactions

The number of Accumulation Units issued and redeemed for the year ended December 31, 2022 and the year ended December 31, 2021, respectively, are as follows:

Standard Contracts	Units	Amount
Year ended December 31, 2022:
Account units issued	28,612	$786,358
Account units redeemed	(434,139)	(12,228,337)

Net increase (decrease) in units outstanding	(405,527)	$(11,441,979)

Year ended December 31, 2021:
Account units issued	87,015	$2,651,267
Account units redeemed	(500,008)	(15,140,575)

Net increase (decrease) in units outstanding	(412,993)	$(12,489,308)

0.50% Contracts
Year ended December 31, 2022:
Account units issued	—	$—
Account units redeemed	(3,728)	(127,486)

Net increase (decrease) in units outstanding	(3,728)	$(127,486)

Year ended December 31, 2021:
Account units issued	—	$—
Account units redeemed	(7,548)	(249,034)

Net increase (decrease) in units outstanding	(7,548)	$(249,034)

0.45% Contracts
Year ended December 31, 2022:
Account units issued	—	$—
Account units redeemed	(25,539)	(791,015)

Net increase (decrease) in units outstanding	(25,539)	$(791,015)

Year ended December 31, 2021:
Account units issued	—	$—
Account units redeemed	(34,808)	(1,189,118)

Net increase (decrease) in units outstanding	(34,808)	$(1,189,118)

Note 7:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/ (reductions from) PICA’s investment in the Account.

Note 8:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed.

For the year ended December 31, 2022, $45,871 in participant loans were withdrawn from VCA-10 and $57,560 of principal and interest was repaid to VCA-10. For the year ended December 31, 2021, $43,132 in participant loans were withdrawn from VCA-10 and $53,193 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2022, PICA has advised the Account that it received $389 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers within the Statement of Changes in Net Assets.

Note 9:	Risks of Investing in the Account

The Account’s risks include, but are not limited to, some or all of the risks discussed below. For further informationon the Account’s risk, please refer to the Account’s Prospectus and Statement of Additional Information.

Risks Associated with Variable Investment Options: You take all the investment risk for amounts allocated to the Investment Options. If the assets in an Investment Option increase in value, then your Unit Value goes up; if they decrease in value, your Unit Value goes down. How much your Unit Value goes up or down depends on the performance of the Investment Options. We do not guarantee the investment results of the Investment Options. An investment in any Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Investment Options.

Insurance Company Risk: No company other than PICA has any legal responsibility to pay amounts that PICA owes under the Contracts. You should look to the financial strength of PICA for its claims-paying ability. PICA is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect PICA and our ability to conduct business and process transactions. Although PICA has business continuity plans, it is possible that the plans may not operate as intended or required and that PICA may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Annuitization: Once you annuitize your interest under a Contract, your decision is irrevocable. The impacts of this decision are:

•

Your Unit Value is no longer available to you to allocate among Investment Options (to the extent allowed under the Contracts) or make further withdrawals. Instead, you will be paid a stream of annuity payments.

•	You generally cannot change the payment stream you chose once it has begun.

•	The Death Benefit terminates upon annuitization.

Possible Adverse Tax Consequences: The tax considerations associated with the Contracts vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Before payments are made under the Contracts for your benefit or taking other action related to your Contracts, you should consult with a qualified tax adviser for complete information and advice.

Not a Short-Term Investment: The Contracts are not short-term investment vehicles and are not an appropriate investment for an investor who needs ready access to cash. The Contracts are designed to provide benefits on a long-term basis. Consequently, you should not use the Contracts as short-term investment or savings vehicles. Because of the long-term nature of the Contracts, you should consider whether investing Contributions in the Contracts is consistent with the purpose for which the investment is being considered.

Risk of Loss: All investments have risks to some degree and it is possible that you could lose money by investing in the Contracts. Investments in the Contracts are not deposits with a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Note 10:	Subsequent Event

At the March 2022 Meeting, the Committee approved the restructuring of VCA-10. Effective January 5, 2023, VCA-10 was converted from a management investment company overseen by the Committee to a unit investment trust invested solely in shares of an underlying fund — the Fidelity VIP index 500 Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Participants of The Prudential Variable Contract Account-10

Opinions on the Financial Statements

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-10 (the “Account”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Account as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 19, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2023

We have served as the auditor of one or more investment companies in the Prudential Variable Contract Accounts complex since 2020.

THE VCA 10 COMMITTEE AND OFFICERS

MANAGEMENT OF VCA 10

VCA 10 has a Committee—similar to a board of directors—that provides general supervision and manages VCA 10. The members of the VCA 10 Committee are elected for indefinite terms by the persons having voting rights in respect of the VCA 10 Account. The affairs of VCA 10 are conducted in accordance with the Rules and Regulations of VCA 10. A majority of the members of the VCA 10 Committee are not “interested persons” of Prudential Financial or its affiliates, as defined by the Investment Company Act.

The members of the VCA 10 Committee oversee the operations of the VCA 10 Account and appoint officers who are responsible for day-to-day business decisions based on policies set by the members of the VCA 10 Committee.

Information pertaining to the members of the VCA 10 Committee (hereafter referred to as “Committee Members” or “Board Members”) is set forth below. Committee Members who are not deemed to be “interested persons” of VCA 10 as defined in the Investment Company Act are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of VCA 10 are referred to as “Interested Committee Members.” “Fund Complex” consists of VCA 10 and any other investment companies managed by PGIM Investments. Information pertaining to the Officers of VCA 10 is also set forth below. VCA 10 is also referred to as “Fund,” and together with certain registered investment companies overseen by the VCA 10 Committee, the “Funds.”

Independent Committee Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Committee Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); formerly Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Committee Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe 1952 Committee Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd.) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Keith F. Hartstein 1956 Committee Member & Independent Chair Portfolios Overseen: 97

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Interested Committee Member

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Committee Member & Vice President Portfolios Overseen:97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020
Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

The Prudential Series Fund

The following pages represent information on the Prudential Series Fund Portfolios. Returns are at the Portfolio level, not at the Subaccount level.

Each Subaccount of VCA-11 and VCA-24 will invest in the corresponding Portfolio of the Prudential Series Fund (the “Fund”). Of the Portfolios comprising the Fund, eight Portfolios are presently available to The MEDLEY Program. The PSF PGIM 50/50 Balanced Subaccount invests in the PSF PGIM 50/50 Balanced Portfolio, the PSF PGIM Total Return Bond Subaccount invests in the PSF PGIM Total Return Bond Portfolio, the PSF PGIM Jennison Blend Subaccount invests in the PSF PGIM Jennison Blend Portfolio, the PSF PGIM Flexible Managed Subaccount invests in the PSF PGIM Flexible Managed Portfolio, the PSF Global Subaccount invests in the PSF Global Portfolio, the PSF PGIM Government Income Subaccount invests in the PSF PGIM Government Income Portfolio, the PSF PGIM Government Money Market Subaccount invests in the PSF PGIM Government Money Market Portfolio, and the PSF Stock Index Subaccount invests in the PSF Stock Index Portfolio.

There is no assurance that the investment objective of the Portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant’s behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts’ or Portfolios’ objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the eight portfolios of the Fund which are available through the Prudential Variable Contract Accounts 11 and 24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of each corresponding Portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of each Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

The Prudential Series Fund, PSF Global Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	-18.80%	6.09%	8.96%	—
Portfolio: Class III	-19.01	N/A	N/A	-8.27
MSCI World Index® (GD)	-17.73	6.69	9.44	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF Global Portfolio Class I shares returned -18.80%. The Portfolio’s Class I shares underperformed the MSCI World Index (GD).

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Additionally, international developed equities declined 14.01%, as measured by the MSCI EAFE Index (GD), and emerging market equities fell 19.74%, as measured by the MSCI Emerging Markets Index (GD).

The US Federal Reserve raised the federal funds rate at the fastest pace in decades during the reporting period. The result was a 13.01% decline in the Bloomberg US Aggregate Bond Index for the reporting period. Hawkish global central banks also put downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02% during the reporting period. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, spread widening, or greater yield differentials to government bonds, led to losses for riskier high yield bonds, which declined 12.71%, as measured by the Bloomberg Global High Yield Index.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio had average overweights of +1.27% and +0.61%, respectively, in its US Large Cap Value and International Value sleeves. This contributed positively to the Portfolio’s performance relative to its benchmark. The Portfolio had average underweights of -1.25% and -0.96% in its US Large Cap Growth and International Growth sleeves. The Portfolio had an 0.33% allocation to cash, which modestly added to performance given all styles declined during the reporting period. Asset allocation added about 21 basis points (bps) to Portfolio performance relative to its benchmark, while selection effects detracted 87 bps. (One basis point equals 0.01%.)

Manager performance was mixed during the reporting period. In April 2022, the Large Cap Growth sleeve managed by Brown Advisors was transitioned to MFS. MFS subsequently outperformed its Russell 1000 Growth Index benchmark, but not by enough to offset the underperformance of Brown Advisors earlier in the reporting period. In International, the high-growth William Blair sleeve underperformed its MSCI EAFE Growth Index benchmark. Growth managers in general struggled as the rising global rate environment caused significant repricing of high-growth stocks. The Large Cap Value sleeve managed by T. Rowe Price was a solid performer throughout the reporting period, offsetting some of the negative performance from the other asset classes.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Global Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Global Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Microsoft Corp.	Software	United States	3.7%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	1.6%

Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	1.4%

Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.3%

Mastercard, Inc. (Class A Stock)	IT Services	United States	1.2%

Southern Co. (The)	Electric Utilities	United States	1.2%

TotalEnergies SE, ADR	Oil, Gas & Consumable Fuels	France	1.2%

Johnson & Johnson	Pharmaceuticals	United States	1.1%

Becton, Dickinson & Co.	Health Care Equipment & Supplies	United States	1.1%

Wells Fargo & Co.	Banks	United States	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM 50/50 Balanced Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	-14.70%	4.49%	6.65%	—
Portfolio: Class III	-14.90	N/A	N/A	-5.02
Blended Index	-13.88	5.17	6.91	—
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM 50/50 Balanced Portfolio Class I shares returned -14.70%. The Portfolio’s Class I shares underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

At the beginning of calendar-year 2022 (the reporting period), the global economy was experiencing high levels of uncertainty about an expected slowdown from strong 2021 growth, high levels of inflation, the ongoing impact of COVID-19 on global supply chains and demand, and the expected unwinding of unprecedented levels of monetary and fiscal support. Russia’s invasion of Ukraine propelled already-concerning levels of inflation to new heights, prompting aggressive central bank tightening and contributing to significantly higher sovereign bond yields and a surge in the value of the US dollar. US stocks, particularly growth stocks, saw sharp declines during the reporting period, while the pullback in value stocks was more modest. The S&P 500 Index declined 18.10% during the reporting period. EAFE (Europe, Australasia, and the Far East) stocks saw comparatively lower double-digit percentage declines.

Global bonds also fell, as yields rose sharply. In the US, the 10-year Treasury yield was 1.51% at the beginning of the reporting period and rose to a high of around 4.23% in October 2022, before easing back to around 3.55% at the end of the reporting period. The Bloomberg US Aggregate Bond Index fell 13.01%, making 2022 a year of sharp declines for both stocks and bonds. In an environment of rising interest rates, the 3-month Treasury bill outperformed both stocks and bonds, finishing the reporting period gaining 1.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the impact of asset allocation decisions on Portfolio performance was roughly neutral. While the Portfolio was overweight stocks relative to its benchmark index at the beginning of the reporting period, funded by an underweight to bonds, the Portfolio’s stock positions were soon reduced as the headwinds to risk assets became apparent, with the Federal Reserve embarking on its rate-hiking cycle and with Russia’s invasion of Ukraine. By the second quarter of 2022, the Portfolio was roughly neutral in stocks. It had an out-of-benchmark position in EAFE stocks at that time, which was expected to be relatively defensive compared to US stocks. Further, the Portfolio had a significant overweight in cash.

This positioning was largely maintained during the third quarter of 2022. In the fourth quarter, while the stock positions were roughly maintained, the Portfolio’s underweight to bonds was reduced, given that bond yields had risen sharply in previous months. In addition, by the end of the reporting period, the Portfolio’s overweight in cash was gradually reduced to close to neutral. As for stock selection by the Portfolio’s subadvisor, it was a slight drag on the Portfolio’s performance during the reporting period. At the close of the reporting period, the Portfolio was positioned with relatively neutral exposure to equities, a small position in international equities, and neutral exposures to fixed income and cash.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negligible impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negative impact on performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM 50/50 Balanced Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX contributed to performance. Additionally, the Portfolio used S&P 500 Index and MSCI EAFE Mini Futures to maintain exposure to equities and provide portfolio liquidity. These futures had minimal impact on performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM 50/50 Balanced Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	2.9%

Microsoft Corp.	Software	2.7%

Federal National Mortgage Assoc., 4.500%, TBA	U.S. Government Agency Obligations	1.3%

Amazon.com, Inc.	Internet & Direct Marketing Retail	1.1%

Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	0.8%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.8%

UnitedHealth Group, Inc.	Health Care Providers & Services	0.7%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.7%

Johnson & Johnson	Pharmaceuticals	0.7%

Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Flexible Managed Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	-14.70%	4.73%	7.80%	—
Portfolio: Class III	-14.91	N/A	N/A	-4.80
Blended Index	-15.10	6.03	8.07	—
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Flexible Managed Portfolio Class I shares returned -14.70%. The Portfolio’s Class I shares outperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

At the beginning of calendar-year 2022 (the reporting period), the global economy was experiencing high levels of uncertainty about an expected slowdown from strong growth in 2021, high levels of inflation, the ongoing impact of COVID-19 on global supply chains and demand, and the expected unwinding of unprecedented levels of monetary and fiscal support. Russia’s invasion of Ukraine propelled already-concerning levels of inflation to new heights, prompting aggressive central bank tightening and contributing to significantly higher sovereign bond yields and a surge in the value of the US dollar. US stocks, particularly growth stocks, saw sharp declines during the reporting period, while the pullback in value stocks was more modest. The S&P 500 Index declined 18.10% in the reporting period. EAFE (Europe, Australasia, Far East) stocks saw comparatively lower double-digit percentage declines. Global bonds also fell, as yields rose sharply. In the US, the 10-year US Treasury yield began the reporting period at 1.51% and rose to a high of around 4.23% in October 2022, before easing back to around 3.55% by the end of the reporting period. The Bloomberg US Aggregate Bond Index fell 13.01%, making the reporting period a year of sharp declines for both stocks and bonds. In an environment of rising interest rates, cash (3-month Treasuries) outperformed both stocks and bonds, finishing the reporting period with gains of 1.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the impact of asset allocation decisions on the Portfolio’s performance was roughly neutral. The Portfolio was overweight stocks relative to its benchmark index at the beginning of the reporting period, funded by an underweight in bonds. The stock positions were subsequently reduced because of increased headwinds for risk assets, including the US Federal Reserve (the Fed) embarking on its rate-hiking cycle and Russia’s invasion of Ukraine. By the second quarter of the reporting period, the Portfolio had just a small overweight in stocks overall. It also had an out-of-index position in EAFE stocks, which was expected to be relatively defensive compared to US stocks. Further, the Portfolio had a significant overweight in cash, which was largely maintained during the third quarter of the reporting period. In the fourth quarter of the reporting period, the Portfolio’s underweight in bonds was reduced, given that bond yields had risen sharply in previous months and because the Fed’s rate-hiking cycle appeared to be closer to its end. In addition, by the end of the reporting period, the Portfolio’s overweight in cash was gradually reduced to a small overweight. As for manager performance, it was a significantly positive contributor to the Portfolio’s performance during the reporting period. At the close of the reporting period, the Portfolio was positioned with relatively neutral exposure to equities, a small out of-index position in international equities, and close to neutral exposures to fixed income and cash.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negligible impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negative impact on performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Flexible Managed Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX had a negligible impact on performance. Additionally, the Portfolio used S&P 500 Index and MSCI EAFE Mini Futures to maintain exposure to equities and provide portfolio liquidity. These futures had minimal impact on performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Flexible Managed Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	3.4%

Microsoft Corp.	Software	3.4%

UnitedHealth Group, Inc.	Health Care Providers & Services	1.2%

Amazon.com, Inc.	Internet & Direct Marketing Retail	1.1%

Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	0.9%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.9%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.9%

Johnson & Johnson	Pharmaceuticals	0.9%

Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.8%

Visa, Inc. (Class A Stock)	IT Services	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Government Income Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	-13.45%	-0.74%	0.53%	—
Portfolio: Class III	-13.68	N/A	N/A	-8.91
Bloomberg Government Bond Index	-12.32	-0.06	0.60	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Government Income Portfolio Class I shares returned -13.45%. The Portfolio’s Class I shares underperformed the Bloomberg Government Bond Index.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

Agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight. Meanwhile, high inflation and recession concerns generally kept securitized credit on a widening trajectory as well, with high-quality collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the combined impact of the Portfolio’s duration and yield curve strategies were the main drivers of underperformance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Individual security selection and sector allocation also detracted from the Portfolio’s performance. Within security selection, positioning in US Treasuries was the largest detractor. This was partially offset

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Government Income Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

by selection in CMBS, CLOs, and agency securities, which contributed to the Portfolio’s performance. Within sector allocation, overweights relative to the benchmark index in CLOs, agency securities, and CMBS detracted from the Portfolio’s performance. This was partially offset by an underweight to MBS, which contributed to the Portfolio’s performance.

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. The Portfolio used futures to manage the Fund’s interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Government Income Portfolio (As of 12/31/2022)

Credit Quality	% of Total Investments

AAA	99.1%

Cash/Cash Equivalents	0.9%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF PGIM Government Money Market Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Years	10 Years	Since Inception	7-DAY CURRENT NET YIELD*
Portfolio: Class I	4.06%	1.39%	1.03%	0.58%	—
Portfolio: Class III	4.06	1.22	N/A	N/A	0.48
Lipper US Government Money Market
Index	N/A	1.18	0.91	0.51	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

The Portfolio Class III inception: 05/18/2020. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

* Source: The iMoneyNet Govt & Agency Retail Average is comprised of 167 funds. The weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Govt & Agency Retail Average universe are as of 12/31/2022. The graph is based on the 7-day current net yields of Class I shares.

An investment in the Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

For the year ended December 31, 2022, the PSF PGIM Government Money Market Portfolio Class I shares returned 1.39%. The Portfolio’s Class I shares outperformed the Lipper US Government Money Market Index.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) The 10-year/2-year Treasury spread declined from 0.78% on December 31, 2021, to -0.54% at the end of the reporting period, while the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the period. At the same time, the yield on the 3-month Treasury bill rose from 0.05% to 4.42%, while the 3-month LIBOR (London Interbank Offered Rate) and SOFR (Secured Overnight Financing Rate) rose 455 bps and 425 bps, respectively, to end the reporting period at 4.77% and 4.30%. In the short-term credit markets, investment-grade credit spreads widened during the reporting period. The Bloomberg 1-3 Year Credit Index, a proxy for the short-term spread market, underperformed short-duration Treasuries by 0.10% during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

The Prudential Series Fund, PSF PGIM Government Money Market Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s weighted average maturity remained shorter than peers during almost all of the reporting period before extending over the period’s final weeks as it became clear the Fed was nearing the end of its tightening cycle. The Portfolio’s weighted average life began the reporting period shorter than peers but extended in the middle of the second quarter of the period and remained longer than peers throughout most of the remainder of the period.

To take advantage of changing relative value between the sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the reporting period. During the period, the Portfolio increased its positions in floating rate agency securities and agency discount notes, while reducing its position in short, fixed-rate US Treasuries to offset that trade.

Additionally, the Portfolio took advantage of changing floating rate spreads and shifted positioning across SOFR floaters accordingly. (Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to

U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Government Money Market Portfolio (As of 12/31/2022)

Ten Largest Holdings	Interest Rate	Maturity Date	% of Net Assets

Federal Home Loan Bank	4.289%	02/17/2023	3.6%

Federal Home Loan Bank	4.111%	01/27/2023	2.3%

Federal Home Loan Bank	4.229%	02/08/2023	1.8%

Federal Home Loan Bank	4.400%	02/22/2023	1.8%

Federal Home Loan Bank	4.495%	03/22/2023	1.8%

Federal Home Loan Bank	4.360%	05/01/2023	1.8%

Federal Home Loan Bank	4.480%	03/15/2023	1.8%

Federal Home Loan Bank	4.417%	03/01/2023	1.8%

Federal Home Loan Bank	4.330%	01/19/2023	1.7%

Federal Home Loan Bank	4.330%	02/28/2023	1.7%

Holdings reflect only short-term investments.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

The Prudential Series Fund, PSF PGIM Jennison Blend Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	-25.10%	7.36%	10.61%	—
Portfolio: Class II	-25.40	6.93	10.16	—
Portfolio: Class III	-25.29	N/A	N/A	-10.23
Russell 1000® Index	-19.13	9.13	12.37	—
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Jennison Blend Portfolio Class I shares returned -25.10%. The Portfolio’s Class I shares underperformed both the Russell 1000 Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2022 (the reporting period) was challenging for equity markets, with major indices closing at or near their lows for the reporting period. Uncertainty and volatility were enduring constants.

In response to signs of an economic slowdown, around the world and across industries, many companies that had benefited most from the COVID-19 pandemic began to reduce headcount and take operational steps to mitigate expected weakness. Commodity prices continued their retreat into the end of the reporting period, despite the lingering impact of Russia’s invasion of Ukraine. China took steps to ease its restrictive “zero-COVID” policy, resulting in a wave of infections, hospitalizations, and further economic dislocation as the reporting period ended.

Economic data reflected a mix of contrasting trends, with strength in employment, wages, and savings largely offsetting the effects of consumer price inflation, falling house prices, and waning spending by lower-income households. The persistence of labor-market tightness kept the US Federal Reserve (the Fed) on a tightening path, with the federal funds rate closing the reporting period in the range of 4.25% to 4.50%, levels last seen in 2007. Inflation was a global phenomenon, and central banks in many countries followed a path similar to that of the Fed, leading to a partial retracement of the US dollar’s significant appreciation since the end of 2021.

The S&P 500 Index declined 18.10% in the reporting period. Communication services, consumer discretionary, information technology, and real estate saw the biggest declines. The energy sector posted, by far, the largest gain. The utilities sector managed modestly positive returns, while other defensive value sectors such as consumer staples and healthcare were down slightly but held up better than the S&P 500 Index overall.

What strategies or holdings affected the Portfolio’s performance?*

Relative to the Portfolio’s benchmark index, stock selection in information technology and communication services detracted the most from the Portfolio’s performance during the reporting period. Stock selection in healthcare, along with an overweight allocation to energy and underweight allocations to information technology and communication services, contributed the most to the Portfolio’s relative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Blend Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The most notable stocks to contribute positively to the overall Portfolio’s performance during the reporting period included Eli Lilly & Co., ConocoPhillips Co., Cigna Corp., McDonald’s Corp., and AbbVie Inc. Top individual stock detractors from the Portfolio’s performance for the reporting period included Tesla Inc., Alphabet Inc., Amazon.com Inc., Apple Inc., and NVIDIA Corp.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Blend Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets

ConocoPhillips	Oil, Gas & Consumable Fuels	6.1%

Apple, Inc.	Technology Hardware, Storage & Peripherals	4.7%

Microsoft Corp.	Software	4.5%

Eli Lilly & Co.	Pharmaceuticals	3.7%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.4%

Amazon.com, Inc.	Internet & Direct Marketing Retail	2.4%

AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	2.1%

Danaher Corp.	Life Sciences Tools & Services	2.0%

Bristol-Myers Squibb Co.	Pharmaceuticals	1.9%

Goldman Sachs Group, Inc. (The)	Capital Markets	1.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Total Return Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	-14.81%	0.30%	1.98%	—
Portfolio: Class III	-15.09	N/A	N/A	-8.24
Bloomberg US Aggregate Bond Index	-13.01	0.02	1.06	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Total Return Bond Portfolio Class I shares returned -14.81%. The Portfolio’s Class I shares underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Total Return Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, individual security selection and sector allocation were the main drivers of the Portfolio’s underperformance. Within security selection, positioning in US Treasuries, emerging markets debt, and investment-grade corporate bonds were the largest detractors. This was partially offset by selection in CLOs, high yield corporate bonds, and agency securities, all of which contributed to the Portfolio’s performance. Within sector allocation, overweights relative to the benchmark index in high yield corporate bonds, CLOs, and CMBS, along with a duration underweight to investment-grade corporate bonds, detracted from the Portfolio’s performance. (A duration underweight means having less exposure than the benchmark to higher-duration bonds. Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) This was partially offset by an underweight to MBS, which contributed to the Portfolio’s performance. Within credit, selection in upstream energy, aerospace & defense, and midstream energy contributed to the Portfolio’s performance. Selection in foreign non-corporate bonds, banking, and healthcare & pharmaceuticals detracted from the Portfolio’s performance. The Portfolio’s duration positioning also detracted from performance during the period, while its yield curve strategies contributed to the Portfolio’s performance.

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negative impact on the Portfolio’s performance during the reporting period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX contributed to the Portfolio’s performance for the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Total Return Bond Portfolio (As of 12/31/2022)

Credit Quality	% of Total Investments

AAA	56.7%

AA	3.7%

A	10.6%

BBB	17.7%

BB	9.1%

B	4.4%

CCC	0.9%

CC	0.2%

NR	5.0%

Cash/Cash Equivalents	-8.3%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF Stock Index Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	-18.34%	9.11%	12.25%	—
Portfolio: Class III	-18.54	N/A	N/A	-3.97
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF Stock Index Portfolio Class I shares returned -18.34%. The Portfolio’s Class I shares underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

US equities experienced their worst full-year performance in calendar-year 2022 (the reporting period) since the Global Financial Crisis of 2008. Peaking in the first week of the reporting period, equities continued a downward path through the end of the third quarter, before making up some lost ground in the fourth quarter of the reporting period. While most sectors posted negative returns for the full reporting period, commodity-related equities were an exception, advancing by double digits and further burnishing their credentials as effective inflation hedges. There was also a large disparity between growth and value equities, with the latter outperforming the former by more than 20% as sky-high valuations for growth stocks succumbed to rising interest rates and more realistic profitability outlooks. Despite the steep declines, valuations for US equities remained historically high at the end of the reporting period, supported by a favorable earnings growth outlook, especially when compared to other developed markets. Despite predictions of a mild economic recession in 2023, full-year earnings growth was still expected to be positive, albeit in the single-digit range.

What strategies or holdings affected the Portfolio’s performance?*

Cash flows, brokerage costs, and other Portfolio costs and expenses caused the Portfolio’s return to slightly differ from the return of its benchmark, the S&P 500 Index (the Index).

In terms of positions, ExxonMobil Corp. and Chevron Corp. were the largest positive contributors to the Portfolio’s performance during the reporting period, while Apple Inc. was the largest detractor.

The Portfolio closely tracked the Index during the reporting period. Most of the buy or sell trades and trades made to increase or decrease the number of shares held in a position were traded market-on-close, or as close as possible to the end of the market day, to more closely track the Index. Securities lending income consistently added to Portfolio returns. The income was greater for small-cap equities because it is often more difficult to borrow shares of some of the small-cap stocks, which are not typically as widely traded as large-cap stocks.

The Portfolio had a small exposure to derivative instruments during the reporting period to help enhance liquidity, but the position did not have a material impact on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Stock Index Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

PSF Stock Index Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	5.9%

Microsoft Corp.	Software	5.4%

Amazon.com, Inc.	Internet & Direct Marketing Retail	2.3%

Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.7%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.6%

UnitedHealth Group, Inc.	Health Care Providers & Services	1.5%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.4%

Johnson & Johnson	Pharmaceuticals	1.4%

Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	1.4%

JPMorgan Chase & Co.	Banks	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential MEDLEY Program	December 31, 2022
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index.

Bloomberg Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the US Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years.

Bloomberg US Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lipper US Government Money Market Index invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

MSCI World Index (GD) — The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

PSF PGIM 50/50 Balanced Portfolio Blended Index consists of the S&P 500 Index (50%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips.

PSF PGIM Flexible Managed Portfolio Blended Index consists of the S&P 500 Index (60%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

LipperVariable Insurance Products (VIP) FundsAverage is calculated by LipperAnalytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. Returns for the Lipper Average reflect the deduction of operating expenses.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index are calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow JonesTrademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index, or the data included therein.

The Prudential Series Fund	December 31, 2022
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
PSF Global (Class I)	Actual	$1,000.00	$1,028.30	0.75%	$3.83
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
PSF Global (Class III)	Actual	$1,000.00	$1,027.10	1.00%	$5.11
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
PSF PGIM 50/50 Balanced (Class I)	Actual	$1,000.00	$1,000.60	0.57%	$2.87
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
PSF PGIM 50/50 Balanced (Class III)	Actual	$1,000.00	$ 999.40	0.82%	$4.13
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
PSF PGIM Flexible Managed (Class I)	Actual	$1,000.00	$ 998.90	0.61%	$3.07
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11
PSF PGIM Flexible Managed (Class III)	Actual	$1,000.00	$ 997.60	0.86%	$4.33
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
PSF PGIM Government Income (Class I)	Actual	$1,000.00	$ 962.80	0.49%	$2.42
	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50
PSF PGIM Government Income (Class III)	Actual	$1,000.00	$ 961.90	0.74%	$3.66
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
PSF PGIM Government Money Market (Class I)	Actual	$1,000.00	$1,012.90	0.33%	$1.67
	Hypothetical	$1,000.00	$1,023.54	0.33%	$1.68

The Prudential Series Fund	December 31, 2022
Fees and Expenses — unaudited (continued)

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF PGIM Government Money Market (Class III)	Actual	$1,000.00	$1,011.60	0.58%	$2.94
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

PSF PGIM Jennison Blend (Class I)	Actual	$1,000.00	$1,017.70	0.46%	$2.34
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

PSF PGIM Jennison Blend (Class II)	Actual	$1,000.00	$1,015.80	0.86%	$4.37
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

PSF PGIM Jennison Blend (Class III)	Actual	$1,000.00	$1,016.50	0.71%	$3.61
	Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62

PSF PGIM Total Return Bond (Class I)	Actual	$1,000.00	$ 973.70	0.44%	$2.19
	Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24

PSF PGIM Total Return Bond (Class III)	Actual	$1,000.00	$ 972.20	0.69%	$3.43
	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

PSF Stock Index (Class I)	Actual	$1,000.00	$1,021.70	0.29%	$1.48
	Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

PSF Stock Index (Class III)	Actual	$1,000.00	$1,020.40	0.54%	$2.75
	Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2022, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

CAD Canadian Dollar

EUR Euro

GBP British Pound

MXN Mexican Peso

USD US Dollar

ZAR South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A — Annual payment frequency for swaps

ABS — Asset-Backed Security

Aces — Alternative Credit Enhancements Securities

ADR — American Depositary Receipt

BABs — Build America Bonds

BARC — Barclays Bank PLC

BATE — CBOE- Europe – BXE Order Books

BNP — BNP Paribas S.A.

BOA — Bank of America, N.A.

BOS — Bank of America Securities, Inc.

CAG — Credit Agricole Corporate & Investment Bank

CDX — Credit Derivative Index

CIBC — Canadian Imperial Bank of Commerce

CIGM — Citigroup Global Markets, Inc.

CITI — Citibank, N.A.

CLO — Collateralized Loan Obligation

CSI — Credit Suisse International

CVA — Certificate Van Aandelen (Bearer)

CVT — Convertible Security

EAFE — Europe, Australasia, Far East

EMTN — Euro Medium Term Note

ETF — Exchange-Traded Fund

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GMTN — Global Medium Term Note

GNMA — Government National Mortgage Association

GS — Goldman Sachs & Co. LLC

GSI — Goldman Sachs International

HSBC — HSBC Bank PLC

ING — ING Financial Markets LLC

IO — Interest Only (Principal amount represents notional)

JPM — JPMorgan Chase Bank N.A.

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

M — Monthly payment frequency for swaps

MSCI — Morgan Stanley Capital International

MSI — Morgan Stanley & Co International

PLC MTN — Medium Term Note

NWS — NatWest Markets Securities, Inc.

OTC — Over-the-counter

PIK — Payment-in-Kind

PJSC — Public Joint-Stock Company

PRFC — Preference Shares

Q — Quarterly payment frequency for swaps

REITs — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

S&P — Standard & Poor’s

SCB — Standard Chartered Bank

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

SPDR — Standard & Poor’s Depositary Receipts

SSB — State Street Bank

STRIPs — Separate Trading of Registered Interest and Principal of Securities

T — Swap payment upon termination

TBA — To Be Announced

TD — The Toronto-Dominion Bank

TDM — TD Securities (USA) LLC

UBS — UBS Securities LLC

USAID — United States Agency for International Development

USOIS — United States Overnight Index Swap

XNGS — NASDAQ Global Select Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A1

PSF GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS — 96.8%
Australia — 1.2%
ANZ Group Holdings Ltd.	65,280	$1,051,590
Aristocrat Leisure Ltd.	56,893	1,172,326
Aurizon Holdings Ltd.	303,400	768,646
Bank of Queensland Ltd.	148,800	695,814
Beach Energy Ltd.	395,200	429,131
BHP Group Ltd.	64,500	1,998,013
Fortescue Metals Group Ltd.	86,570	1,210,002
Harvey Norman Holdings Ltd.	315,300	883,470
Inghams Group Ltd.	420,300	814,867
JB Hi-Fi Ltd.	5,660	161,320
Metcash Ltd.	333,000	900,519
New Hope Corp. Ltd.	175,600	754,144
Perenti Ltd.*	432,300	387,185
Rio Tinto Ltd.	20,600	1,625,867
St. Barbara Ltd.*	343,600	183,667
Stockland, REIT	279,500	688,369
Super Retail Group Ltd.	105,600	766,438
Woodside Energy Group Ltd.	11,655	282,263

		14,773,631

Austria — 0.3%
BAWAG Group AG, 144A*	16,000	852,645
OMV AG	33,700	1,733,561
Wienerberger AG	26,400	636,343

		3,222,549

Belgium — 0.3%
Bekaert SA	22,500	874,418
KBC Group NV	40,493	2,607,155
Telenet Group Holding NV	23,500	383,856

		3,865,429

Brazil — 0.3%
B3 SA - Brasil Bolsa Balcao	490,500	1,225,575
MercadoLibre, Inc.*	1,685	1,425,914
Yara International ASA	18,800	825,639

		3,477,128

Canada — 2.3%
Canadian Pacific Railway Ltd.(a)	114,042	8,506,393
Dollarama, Inc.	55,332	3,236,146
Intact Financial Corp.	19,368	2,788,048
Magna International, Inc.(a)	35,573	1,998,491
TC Energy Corp.(a)	189,469	7,552,234
Toronto-Dominion Bank (The)	49,674	3,216,336

		27,297,648

China — 0.4%
China Resources Cement Holdings Ltd.	1,042,000	550,647
China Tourism Group Duty Free Corp. Ltd. (Class H Stock), 144A*	65,200	1,910,961
Kingboard Holdings Ltd.	216,000	684,964
Lee & Man Paper Manufacturing Ltd.	1,049,000	460,001
Xinyi Glass Holdings Ltd.	328,000	606,005

		4,212,578

	Shares	Value

COMMON STOCKS (continued)
Denmark — 1.1%
AP Moller - Maersk A/S (Class B Stock)	200	$447,721
Coloplast A/S (Class B Stock)	13,182	1,544,307
D/S Norden A/S	18,400	1,108,873
Danske Bank A/S	43,400	855,983
DSV A/S	14,784	2,337,900
Jyske Bank A/S*	19,600	1,270,900
Novo Nordisk A/S (Class B Stock)	33,232	4,513,423
Pandora A/S	9,500	671,474
Spar Nord Bank A/S	17,570	269,053

		13,019,634

Finland — 0.4%
Neste OYJ	51,657	2,382,265
Nokia OYJ	243,000	1,128,906
Nordea Bank Abp	83,600	895,520
Valmet OYJ	27,100	731,556

		5,138,247

France — 5.3%
Airbus SE	27,127	3,225,468
Arkema SA	8,700	782,521
AXA SA	54,100	1,506,985
BNP Paribas SA	28,200	1,605,685
Bouygues SA	39,800	1,193,672
Capgemini SE	4,000	668,705
Carrefour SA	89,600	1,498,645
Cie de Saint-Gobain	15,800	772,949
Cie Generale des Etablissements Michelin SCA	22,400	624,004
Credit Agricole SA	78,500	825,769
Dassault Systemes SE	32,775	1,178,578
Euroapi SA*	1	15
Faurecia SE*	1,269	19,207
Ipsen SA	7,557	812,836
Kering SA	1,205	613,258
L’Oreal SA	6,201	2,220,564
LVMH Moet Hennessy Louis Vuitton SE	11,690	8,506,734
Nexity SA	13,100	365,910
Orange SA	140,000	1,389,097
Rubis SCA	22,100	581,940
Safran SA	21,322	2,670,666
Sanofi	31,700	3,056,723
Sartorius Stedim Biotech	6,161	2,002,128
Societe BIC SA	15,900	1,088,402
Societe Generale SA	28,600	717,393
Sopra Steria Group SACA	7,100	1,074,963
Teleperformance	7,714	1,844,151
TotalEnergies SE	58,800	3,691,064
TotalEnergies SE, ADR	224,658	13,946,769
Vinci SA	46,671	4,652,493

		63,137,294

Germany — 2.1%
Allianz SE	5,000	1,067,789
Aurubis AG	10,800	879,133
Bayer AG	23,300	1,199,253

SEE NOTES TO FINANCIAL STATEMENTS.

A2

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Germany (cont’d.)
Bayerische Motoren Werke AG	15,630	$1,383,803
Daimler Truck Holding AG*	8,800	270,527
Deutsche Post AG	63,500	2,376,594
Deutsche Telekom AG	45,300	901,315
Fresenius SE & Co. KGaA	18,600	519,534
HOCHTIEF AG	752	42,237
Infineon Technologies AG	119,557	3,633,568
Mercedes-Benz Group AG	25,800	1,687,190
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,600	841,024
Rational AG	259	153,801
Rheinmetall AG	4,910	977,464
Siemens AG, ADR	96,520	6,639,611
Siltronic AG	8,900	647,390
United Internet AG	18,400	371,029
Volkswagen AG	7,100	1,113,819

		24,705,081

Hong Kong — 0.5%
AIA Group Ltd.	251,000	2,771,891
PAX Global Technology Ltd.	933,000	803,085
Techtronic Industries Co. Ltd.	42,000	466,487
Tongda Group Holdings Ltd.*	8,180,000	134,777
WH Group Ltd., 144A	2,038,000	1,188,640
Yue Yuen Industrial Holdings Ltd.	296,500	414,943

		5,779,823

India — 0.8%
HDFC Bank Ltd., ADR(a)	42,505	2,907,767
Infosys Ltd., ADR(a)	130,094	2,342,993
Reliance Industries Ltd., 144A, GDR	78,479	4,814,203

		10,064,963

Indonesia — 0.0%
First Resources Ltd.	552,800	612,224

Italy — 0.4%
A2A SpA	546,200	728,229
Coca-Cola HBC AG*	20,738	490,222
Enel SpA	17,300	93,042
Leonardo SpA	97,000	836,603
Mediobanca Banca di Credito Finanziario SpA	87,600	841,754
Piaggio & C SpA	176,400	529,226
Pirelli & C SpA, 144A	171,800	736,430
UnipolSai Assicurazioni SpA	253,700	624,596

		4,880,102

Japan — 4.8%
AGC, Inc.(a)	21,300	706,856
Aozora Bank Ltd.	36,000	707,568
Bell System24 Holdings, Inc.	36,000	371,000
BIPROGY, Inc.	14,100	357,254
Brother Industries Ltd.	44,300	669,536
Citizen Watch Co. Ltd.	149,100	669,445
Credit Saison Co. Ltd.	42,600	549,277
Daihen Corp.	25,000	731,475
Dai-ichi Life Holdings, Inc.	39,900	901,077

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Daikin Industries Ltd..	16,200	$2,457,760
Daiwa House Industry Co. Ltd.	31,900	734,857
DCM Holdings Co. Ltd.	71,900	656,070
DTS Corp.	17,400	392,104
EDION Corp.	63,900	624,960
Fuji Corp.	34,400	501,205
GungHo Online Entertainment, Inc.*	31,100	502,329
Gunze Ltd.	17,000	543,461
Haseko Corp.	30,900	345,133
Hazama Ando Corp.	119,600	763,331
Honda Motor Co. Ltd.	61,600	1,405,035
Hoya Corp.	20,100	1,925,150
Isuzu Motors Ltd.	78,200	906,563
ITOCHU Corp.	44,400	1,392,950
Itoham Yonekyu Holdings, Inc.	117,500	623,502
Japan Airlines Co. Ltd.*	25,000	509,192
Japan Aviation Electronics Industry Ltd.	46,000	733,789
Japan Lifeline Co. Ltd.	79,400	549,632
KDDI Corp.	29,700	900,709
Keiyo Bank Ltd. (The)	76,500	340,165
Keyence Corp.	8,300	3,222,432
Komeri Co. Ltd.	17,200	356,521
Lintec Corp.	30,000	486,954
Marubeni Corp.	85,400	978,338
Mitsubishi Gas Chemical Co., Inc.	26,000	357,411
Mitsubishi HC Capital, Inc.	210,100	1,033,387
Mitsubishi UFJ Financial Group, Inc.	214,300	1,438,685
Mitsui & Co. Ltd.	36,000	1,048,526
Mitsui Chemicals, Inc.	42,400	952,338
Mizuho Financial Group, Inc.	73,620	1,037,180
Nippon Telegraph & Telephone Corp.	107,900	3,077,147
Nishi-Nippon Financial Holdings, Inc.	48,600	355,158
Nomura Holdings, Inc.	270,700	1,003,072
Nomura Real Estate Holdings, Inc.	19,200	410,550
Obayashi Corp.	97,500	736,475
Ono Pharmaceutical Co. Ltd.	43,000	1,005,064
ORIX Corp.	65,000	1,040,433
Resona Holdings, Inc.	366,600	2,013,520
Sankyu, Inc.	18,100	662,206
Sawai Group Holdings Co. Ltd.	9,800	305,768
Seino Holdings Co. Ltd.	72,500	642,653
Shin-Etsu Chemical Co. Ltd.	13,900	1,697,360
SKY Perfect JSAT Holdings, Inc.	151,000	554,924
SMC Corp.	3,800	1,586,704
Sompo Holdings, Inc.	15,600	690,193
Sumitomo Heavy Industries Ltd.	32,300	644,848
Sumitomo Mitsui Financial Group, Inc.	31,100	1,251,229
Taisei Corp.	19,200	619,108
Teijin Ltd.	67,300	655,853
Toagosei Co. Ltd.	44,900	376,893
Tokuyama Corp.	26,500	359,703
Tokyo Seimitsu Co. Ltd.	20,300	655,858
Towa Pharmaceutical Co. Ltd.	28,200	455,219
Transcosmos, Inc.	25,100	616,378
Tsubakimoto Chain Co.	17,000	383,500
UBE Corp.	41,500	608,290
Yokohama Rubber Co. Ltd. (The)(a)	62,000	959,364

		56,750,627

SEE NOTES TO FINANCIAL STATEMENTS.

A3

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Netherlands — 1.8%
ABN AMRO Bank NV, 144A, CVA	56,900	$787,950
Adyen NV, 144A*	1,744	2,421,108
Aegon NV	215,700	1,092,882
ASML Holding NV (BATE)	5,916	3,225,711
ASML Holding NV (XNGS)	7,172	3,918,781
ASR Nederland NV	21,200	1,007,297
ING Groep NV	71,300	868,517
Koninklijke Ahold Delhaize NV	89,100	2,561,740
NN Group NV	18,700	764,684
Randstad NV	14,700	898,206
Shell PLC	141,000	3,974,905

		21,521,781

New Zealand — 0.1%
Air New Zealand Ltd.*	1,456,800	686,805

Norway — 0.4%
DNB Bank ASA	53,600	1,058,607
Equinor ASA	112,374	4,038,752
TOMRA Systems ASA	4,472	75,426

		5,172,785

Singapore — 0.1%
DBS Group Holdings Ltd.	41,200	1,042,838
Venture Corp. Ltd.	26,000	331,401

		1,374,239

South Africa — 0.2%
Anglo American PLC	48,300	1,891,423

South Korea — 0.1%
LG Energy Solution Ltd.*	1,963	676,561

Spain — 0.8%
Amadeus IT Group SA*	78,651	4,080,239
Banco Santander SA	249,200	745,137
Endesa SA	37,700	710,515
Mapfre SA(a)	494,400	956,419
Repsol SA	117,700	1,873,433
Telefonica SA	176,500	638,949

		9,004,692

Sweden — 1.3%
Atlas Copco AB (Class A Stock)	196,764	2,331,338
Boliden AB	35,400	1,329,702
Electrolux AB (Class B Stock)(a)	38,800	524,224
Evolution AB, 144A	25,800	2,513,035
Hexagon AB (Class B Stock)	265,118	2,779,787
Husqvarna AB (Class B Stock)	39,300	276,021
Indutrade AB	41,314	837,827
Securitas AB (Class B Stock)	103,242	861,498
Skanska AB (Class B Stock)	31,100	493,012
SKF AB (Class B Stock)	70,400	1,075,256
Swedbank AB (Class A Stock)	27,700	471,151
Telefonaktiebolaget LM Ericsson (Class B Stock)	80,900	474,026
Volvo AB (Class B Stock)	100,500	1,815,392

		15,782,269

	Shares	Value

COMMON STOCKS (continued)
Switzerland — 2.3%
Adecco Group AG	25,100	$825,661
Baloise Holding AG	6,000	925,241
Credit Suisse Group AG	75,100	224,207
Forbo Holding AG	500	587,581
Helvetia Holding AG	10,600	1,233,445
Julius Baer Group Ltd.	25,700	1,495,769
Lonza Group AG	5,206	2,555,498
Novartis AG	47,700	4,316,729
Partners Group Holding AG	2,115	1,872,798
Sika AG	5,732	1,377,991
Straumann Holding AG	17,227	1,975,441
Swiss Life Holding AG	1,417	730,405
TE Connectivity Ltd.	13,125	1,506,750
UBS Group AG	166,700	3,098,324
Zurich Insurance Group AG	9,170	4,383,969

		27,109,809

Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	223,000	3,238,732

United Kingdom — 4.8%
3i Group PLC	52,800	851,524
Ashtead Group PLC	42,348	2,405,569
Associated British Foods PLC	39,200	743,184
AstraZeneca PLC	37,646	5,094,233
Aviva PLC	149,720	794,211
BAE Systems PLC	168,800	1,743,434
Barratt Developments PLC	61,900	295,653
Bellway PLC	23,200	530,543
British American Tobacco PLC	63,000	2,492,164
BT Group PLC	455,900	615,590
Bunzl PLC	94,517	3,144,596
Centrica PLC	457,200	531,752
CK Hutchison Holdings Ltd.	117,500	703,925
CNH Industrial NV	79,500	1,275,339
Coca-Cola Europacific Partners PLC	1,200	66,384
Compass Group PLC	213,659	4,933,821
Crest Nicholson Holdings PLC	143,814	409,416
Diageo PLC	72,621	3,178,757
Experian PLC	77,240	2,615,990
Halma PLC	66,041	1,572,763
Imperial Brands PLC	56,400	1,404,988
International Consolidated Airlines Group SA*	150,000	223,374
Investec PLC	79,700	487,228
J Sainsbury PLC	458,700	1,203,087
Keller Group PLC	48,200	465,178
Kingfisher PLC	357,200	1,014,886
Legal & General Group PLC	220,600	661,388
Linde PLC	14,229	4,641,215
Lloyds Banking Group PLC	1,666,000	909,160
London Stock Exchange Group PLC	32,195	2,766,233
Marks & Spencer Group PLC*	279,900	412,923
Paragon Banking Group PLC	105,900	720,018
Premier Foods PLC	357,756	466,169
Redde Northgate PLC	108,700	540,751
Redrow PLC	77,600	425,240
Rentokil Initial PLC	449,071	2,758,988

SEE NOTES TO FINANCIAL STATEMENTS.

A4

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
United Kingdom (cont’d.)
Segro PLC, REIT	129,323	$1,191,357
Spirax-Sarco Engineering PLC	9,533	1,217,656
Tate & Lyle PLC	34,250	293,428
Taylor Wimpey PLC	263,400	322,586
Tesco PLC	213,800	576,163
Vistry Group PLC	29,222	220,099

		56,920,963

United States — 64.4%
Abbott Laboratories	66,930	7,348,245
AbbVie, Inc.	39,672	6,411,392
Accenture PLC (Class A Stock)	3,878	1,034,806
Adobe, Inc.*	25,487	8,577,140
Agilent Technologies, Inc.	9,220	1,379,773
Air Products & Chemicals, Inc.	16,902	5,210,211
Alphabet, Inc. (Class A Stock)*	211,582	18,667,880
Alphabet, Inc. (Class C Stock)*	66,254	5,878,717
Amazon.com, Inc.*	185,293	15,564,612
Ameren Corp.	57,212	5,087,291
American Express Co.	6,553	968,206
American International Group, Inc.	155,046	9,805,109
American Tower Corp., REIT	21,354	4,524,058
AMETEK, Inc.	34,717	4,850,659
Amphenol Corp. (Class A Stock)	16,508	1,256,919
Aon PLC (Class A Stock)	21,040	6,314,946
Apple, Inc.	125,734	16,336,619
Applied Materials, Inc.	23,276	2,266,617
Arthur J. Gallagher & Co.	9,583	1,806,779
Autodesk, Inc.*	5,208	973,219
AvalonBay Communities, Inc., REIT	60,949	9,844,482
Bank of America Corp.	233,235	7,724,743
Becton, Dickinson & Co.	50,179	12,760,520
Best Buy Co., Inc.	56,659	4,544,618
Black Knight, Inc.*	15,717	970,525
Block, Inc.*	16,272	1,022,532
Boston Scientific Corp.*	160,292	7,416,711
Bristol-Myers Squibb Co.	49,491	3,560,877
Cadence Design Systems, Inc.*	18,501	2,972,001
CF Industries Holdings, Inc.	39,194	3,339,329
Charles Schwab Corp. (The)	67,184	5,593,740
Chipotle Mexican Grill, Inc.*	1,473	2,043,773
Chubb Ltd.	51,063	11,264,498
Cigna Corp.	26,468	8,769,907
Cisco Systems, Inc.	57,102	2,720,339
Citigroup, Inc.	89,601	4,052,653
CME Group, Inc.	16,125	2,711,580
Coca-Cola Co. (The)	59,246	3,768,638
Colgate-Palmolive Co.	54,620	4,303,510
Comcast Corp. (Class A Stock)	89,694	3,136,599
Conagra Brands, Inc.	225,274	8,718,104
ConocoPhillips	62,171	7,336,178
CoStar Group, Inc.*	58,038	4,485,177
CSL Ltd.	12,546	2,446,396
Cummins, Inc.(a)	30,291	7,339,206
CVS Health Corp.	41,112	3,831,227
Danaher Corp.	32,455	8,614,206
Dollar Tree, Inc.*	12,991	1,837,447
Dominion Energy, Inc.	76,250	4,675,650
Eaton Corp. PLC	9,414	1,477,527

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Elanco Animal Health, Inc.*	226,561	$2,768,575
Electronic Arts, Inc.	29,618	3,618,727
Elevance Health, Inc.	18,244	9,358,625
Enphase Energy, Inc.*	2,880	763,085
Entergy Corp.	17,173	1,931,962
EOG Resources, Inc.	17,494	2,265,823
Equifax, Inc.	12,486	2,426,779
Equinix, Inc., REIT	6,435	4,215,118
Equitable Holdings, Inc.	209,889	6,023,814
Estee Lauder Cos., Inc. (The) (Class A Stock)	21,707	5,385,724
Exxon Mobil Corp.	67,562	7,452,089
Fifth Third Bancorp.	108,488	3,559,491
Fiserv, Inc.*	100,167	10,123,879
Gartner, Inc.*	8,590	2,887,443
General Electric Co.	93,584	7,841,403
Globant SA*(a)	4,718	793,379
Goldman Sachs Group, Inc. (The)	8,494	2,916,670
GSK PLC	181,680	3,140,018
Haleon PLC*	227,100	898,548
Hartford Financial Services Group, Inc. (The)	91,343	6,926,540
Hess Corp.	18,840	2,671,889
Hilton Worldwide Holdings, Inc.	31,795	4,017,616
Holcim AG*	20,100	1,040,442
Hologic, Inc.*	36,965	2,765,352
Huntington Bancshares, Inc.(a)	390,974	5,512,733
ICON PLC*	33,459	6,499,411
International Flavors & Fragrances, Inc.	56,346	5,907,315
International Paper Co.(a)	214,537	7,429,416
Intuit, Inc.	21,985	8,557,002
Johnson & Johnson	74,576	13,173,850
Johnson Controls International PLC	68,413	4,378,432
Kimberly-Clark Corp.	51,527	6,994,790
Kohl’s Corp.(a)	74,808	1,888,902
L3Harris Technologies, Inc.	32,992	6,869,264
Lam Research Corp.	6,703	2,817,271
Las Vegas Sands Corp.*(a)	50,792	2,441,571
Lululemon Athletica, Inc.*	14,832	4,751,876
Martin Marietta Materials, Inc.	3,124	1,055,818
Mastercard, Inc. (Class A Stock)	42,638	14,826,512
Match Group, Inc.*	29,586	1,227,523
Medtronic PLC	88,899	6,909,230
Merck & Co., Inc.	52,931	5,872,694
Meta Platforms, Inc. (Class A Stock)*	29,900	3,598,166
Microsoft Corp.	183,670	44,047,739
MSCI, Inc.	16,455	7,654,372
News Corp. (Class A Stock)	350,995	6,388,109
NVIDIA Corp.	46,998	6,868,288
O’Reilly Automotive, Inc.*	3,708	3,129,663
Pfizer, Inc.	95,311	4,883,736
Philip Morris International, Inc.	100,794	10,201,361
QUALCOMM, Inc.	85,196	9,366,448
Regeneron Pharmaceuticals, Inc.*	4,291	3,095,914
Roche Holding AG	13,400	4,210,783
Rockwell Automation, Inc.	4,274	1,100,854
RPM International, Inc.	32,493	3,166,443
Sempra Energy	56,440	8,722,238
ServiceNow, Inc.*	8,176	3,174,496

SEE NOTES TO FINANCIAL STATEMENTS.

A5

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Sherwin-Williams Co. (The)	25,314	$6,007,772
Signify NV, 144A	27,400	922,354
Southern Co. (The)	195,711	13,975,723
Southwest Airlines Co.*	58,785	1,979,291
Stanley Black & Decker, Inc.	63,800	4,792,656
Stellantis NV	74,557	1,059,263
Stericycle, Inc.*	18,111	903,558
STERIS PLC	9,286	1,715,031
Synopsys, Inc.*	4,987	1,592,299
Take-Two Interactive Software, Inc.*	12,873	1,340,465
Tenaris SA	252,604	4,430,097
Texas Instruments, Inc.	17,699	2,924,229
Thermo Fisher Scientific, Inc.	22,414	12,343,166
TJX Cos., Inc. (The)	34,854	2,774,378
TransUnion	30,541	1,733,202
U.S. Bancorp	116,196	5,067,308
United Parcel Service, Inc. (Class B Stock)	41,453	7,206,190
UnitedHealth Group, Inc.	15,782	8,367,301
Veeva Systems, Inc. (Class A Stock)*	2,236	360,846
Verisk Analytics, Inc.	35,070	6,187,049
Verizon Communications, Inc.	32,000	1,260,800
Vertex Pharmaceuticals, Inc.*	20,316	5,866,854
Visa, Inc. (Class A Stock)(a)	57,788	12,006,035
Vulcan Materials Co.	37,834	6,625,112
Walmart, Inc.	70,584	10,008,105
Walt Disney Co. (The)*	81,808	7,107,479
Wells Fargo & Co.	307,441	12,694,239
Western Digital Corp.*	138,150	4,358,632
Weyerhaeuser Co., REIT	220,877	6,847,187
Zimmer Biomet Holdings, Inc.	69,513	8,862,907
Zoetis, Inc.	25,107	3,679,431

		765,060,061

TOTAL COMMON STOCKS (cost $1,018,127,121)		1,149,377,078

PREFERRED STOCKS — 0.1%
Germany — 0.0%
Porsche Automobil Holding SE (PRFC)	11,600	632,617

United States — 0.1%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	18,231	913,009
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23	2,497	48,766

		961,775

TOTAL PREFERRED STOCKS (cost $1,703,094)		1,594,392

TOTAL LONG-TERM INVESTMENTS (cost $1,019,830,215)		1,150,971,470

	Shares	Value

SHORT-TERM INVESTMENTS — 6.6%
AFFILIATED MUTUAL FUNDS — 5.7%
PGIM Core Ultra Short Bond Fund(wa)	20,822,837	$20,822,837
PGIM Institutional Money Market Fund (cost $46,479,819; includes $46,316,049 of cash collateral for securities on loan)(b)(wa)	46,535,263	46,511,994

TOTAL AFFILIATED MUTUAL FUNDS (cost $67,302,656)		67,334,831

UNAFFILIATED FUND — 0.9%
Dreyfus Government Cash Management (Institutional Shares)	10,665,495	10,665,495

(cost $10,665,495)

TOTAL SHORT-TERM INVESTMENTS (cost $77,968,151)		78,000,326

TOTAL INVESTMENTS—103.5% (cost $1,097,798,366)		1,228,971,796

Liabilities in excess of other assets — (3.5)%		(41,468,235)

NET ASSETS — 100.0%		$1,187,503,561

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $45,187,084; cash collateral of $46,316,049 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$1,051,590	$13,722,041	$—
Austria	—	3,222,549	—
Belgium	—	3,865,429	—
Brazil	1,425,914	2,051,214	—
Canada	27,297,648	—	—
China	—	4,212,578	—
Denmark	—	13,019,634	—
Finland	—	5,138,247	—
France	13,946,769	49,190,525	—
Germany	6,639,611	18,065,470	—
Hong Kong	—	5,779,823	—
India	5,250,760	4,814,203	—
Indonesia	—	612,224	—
Italy	—	4,880,102	—
Japan	—	56,750,627	—
Netherlands	3,918,781	17,603,000	—
New Zealand	—	686,805	—
Norway	—	5,172,785	—
Singapore	—	1,374,239	—
South Africa	—	1,891,423	—
South Korea	—	676,561	—
Spain	—	9,004,692	—
Sweden	—	15,782,269	—
Switzerland	1,506,750	25,603,059	—
Taiwan	—	3,238,732	—
United Kingdom	4,707,599	52,213,364	—
United States	746,912,160	18,147,901	—
Preferred Stocks
Germany	—	632,617	—
United States	961,775	—	—
Short-Term Investments
Affiliated Mutual Funds	67,334,831	—	—
Unaffiliated Fund	10,665,495	—	—

Total	$891,619,683	$337,352,113	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Software	6.1%
Banks	6.1
Affiliated Mutual Funds (3.9% represents investments purchased with collateral from securities on loan)	5.7
Oil, Gas & Consumable Fuels	5.3
Pharmaceuticals	5.3
Insurance	5.1
IT Services	4.5
Health Care Equipment & Supplies	4.5
Semiconductors & Semiconductor Equipment	3.5
Chemicals	3.0

Life Sciences Tools & Services	2.7%
Capital Markets	2.5
Health Care Providers & Services	2.5
Interactive Media & Services	2.5
Equity Real Estate Investment Trusts (REITs)	2.3
Machinery	2.1
Technology Hardware, Storage & Peripherals	1.9
Professional Services	1.7
Multi-Utilities	1.7
Biotechnology	1.5
Electric Utilities	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

A7

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Aerospace & Defense	1.5%
Specialty Retail	1.5
Food & Staples Retailing	1.4
Hotels, Restaurants & Leisure	1.4
Internet & Direct Marketing Retail	1.4
Industrial Conglomerates	1.4
Textiles, Apparel & Luxury Goods	1.2
Tobacco	1.2
Electronic Equipment, Instruments & Components	1.2
Food Products	1.1
Road & Rail	1.1
Entertainment	1.0
Air Freight & Logistics	1.0
Household Products	1.0
Metals & Mining	0.9
Construction Materials	0.9
Electrical Equipment	0.9
Building Products	0.9
Unaffiliated Fund	0.9
Media	0.8
Trading Companies & Distributors	0.8
Personal Products	0.8
Multiline Retail	0.8
Construction & Engineering	0.7
Diversified Telecommunication Services	0.7

Diversified Financial Services	0.7%
Automobiles	0.6
Beverages	0.6
Containers & Packaging	0.6
Commercial Services & Supplies	0.5
Energy Equipment & Services	0.4
Auto Components	0.4
Communications Equipment	0.3
Airlines	0.3
Household Durables	0.1
Marine	0.1
Consumer Finance	0.1
Real Estate Management & Development	0.1
Wireless Telecommunication Services	0.1
Thrifts & Mortgage Finance	0.1
Gas Utilities	0.0	*
Paper & Forest Products	0.0	*
Health Care Technology	0.0	*

	103.5
Liabilities in excess of other assets	(3.5)

	100.0%

* Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$45,187,084	$(45,187,084)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

PSF GLOBAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $45,187,084:
Unaffiliated investments (cost $1,030,495,710)	$1,161,636,965
Affiliated investments (cost $67,302,656)	67,334,831
Foreign currency, at value (cost $3,269,516)	3,220,673
Tax reclaim receivable	2,204,535
Dividends receivable	1,779,079
Receivable for investments sold	288,671
Receivable for Portfolio shares sold	70,203
Receivable from affiliate	3,611
Prepaid expenses and other assets	17,327

Total Assets	1,236,555,895

LIABILITIES
Payable to broker for collateral for securities on loan	46,316,049
Payable to affiliate	956,143
Management fee payable.	720,179
Payable for investments purchased	667,783
Accrued expenses and other liabilities	281,387
Payable for Portfolio shares purchased	103,341
Payable to custodian.	5,369
Affiliated transfer agent fee payable	980
Trustees’ fees payable	970
Distribution fee payable	133

Total Liabilities	49,052,334

NET ASSETS	$1,187,503,561

Net assets were comprised of:
Partners’ Equity	$1,187,503,561

Class I:
Net asset value and redemption price per share, $1,186,876,797 / 25,723,941 outstanding shares of beneficial interest	$46.14

Class III:
Net asset value and redemption price per share, $626,764 / 13,643 outstanding shares of beneficial interest	$45.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,648,016 foreign withholding tax, of which $183,783 is reimbursable by an affiliate)	$25,335,481
Affiliated dividend income	333,216
Income from securities lending, net (including affiliated income of $74,071)	127,148
Interest income	92,874

Total income	25,888,719

EXPENSES
Management fee	9,474,806
Distribution fee—Class III	1,298
Custodian and accounting fees	209,072
Shareholders’ reports	111,595
Legal fees and expenses	30,328
Audit fee	28,800
Trustees’ fees	28,070
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	78,409

Total expenses	9,973,060
Less: Fee waivers and/or expense reimbursement	(547,803)

Net expenses	9,425,257

NET INVESTMENT INCOME (LOSS)	16,463,462

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $6,949)	149,841,797
Foreign currency transactions	(500,862)

149,340,935

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $15,218)	(448,865,494)
Foreign currencies	(79,315)

(448,944,809)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(299,603,874)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(283,140,412)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$16,463,462	$12,649,098
Net realized gain (loss) on investment and foreign currency transactions	149,340,935	117,432,711
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(448,944,809)	113,015,658

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(283,140,412)	243,097,467

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	17,030,984	17,833,148
Portfolio shares purchased	(65,062,909)	(119,303,863)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(48,031,925)	(101,470,715)

TOTAL INCREASE (DECREASE)	(331,172,337)	141,626,752
NET ASSETS:
Beginning of year	1,518,675,898	1,377,049,146

End of year	$1,187,503,561	$1,518,675,898

SEE NOTES TO FINANCIAL STATEMENTS.

A9

PSF GLOBAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$56.82	$48.06	$41.49	$31.83		$34.33

Income (Loss) From Investment Operations:
Net investment income (loss)	0.63	0.46	0.41	0.52		0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.31)	8.30	6.16	9.14		(2.99)

Total from investment operations	(10.68)	8.76	6.57	9.66		(2.52)

Capital Contributions	—	—	—	—	(b)(c)	0.02	(b)

Net Asset Value, end of year	$46.14	$56.82	$48.06	$41.49		$31.83

Total Return(d)	(18.80)%	18.23%	15.84%	30.39	%(e)	(7.28	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,186.9	$1,518.5	$1,377.0	$1,263.7		$1,006.6
Average net assets (in millions)	$1,262.8	$1,472.2	$1,190.6	$1,157.5		$1,139.9
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.75%	0.74%	0.76%	0.77%		0.77%
Expenses before waivers and/or expense reimbursement	0.79%	0.78%	0.80%	0.80%		0.80%
Net investment income (loss)	1.30%	0.86%	1.01%	1.41%		1.33%
Portfolio turnover rate(h)	52%	21%	34%	26%		28%

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$56.72	$53.13

Income (Loss) From Investment Operations:
Net investment income (loss)	0.54	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.32)	3.44

Total from investment operations	(10.78)	3.59

Net Asset Value, end of period	$45.94	$56.72

Total Return(d)	(19.01)%	6.76%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.6	$0.2
Average net assets (in millions)	$0.5	$0.1
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.00%	0.99	%(j)
Expenses before waivers and/or expense reimbursement	1.04%	1.03	%(j)
Net investment income (loss)	1.14%	0.40	%(j)
Portfolio turnover rate(h)	52%	21%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.34)%.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

PSF PGIM 50/50 BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 90.3%
COMMON STOCKS — 48.9%
Aerospace & Defense — 0.9%
BAE Systems PLC (United Kingdom)	6,901	$71,276
Boeing Co. (The)*	19,250	3,666,933
General Dynamics Corp.	7,800	1,935,258
Howmet Aerospace, Inc.	13,080	515,483
Huntington Ingalls Industries, Inc.	1,400	322,952
Kongsberg Gruppen ASA (Norway)	195	8,300
L3Harris Technologies, Inc.	6,570	1,367,940
Lockheed Martin Corp.	8,020	3,901,650
MTU Aero Engines AG (Germany)	830	178,562
Northrop Grumman Corp.	5,022	2,740,053
Raytheon Technologies Corp.	50,955	5,142,379
Textron, Inc.	7,500	531,000
Thales SA (France)	232	29,642
TransDigm Group, Inc.	1,820	1,145,963

		21,557,391

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(a)	4,400	402,864
Expeditors International of Washington, Inc.	5,600	581,952
FedEx Corp.	8,180	1,416,776
United Parcel Service, Inc. (Class B Stock)	25,200	4,380,768

		6,782,360

Airlines — 0.1%
Alaska Air Group, Inc.*	4,300	184,642
American Airlines Group, Inc.*(a)	22,500	286,200
Delta Air Lines, Inc.*	22,200	729,492
Deutsche Lufthansa AG (Germany)*	1,320	10,881
Qantas Airways Ltd. (Australia)*	1,812	7,334
Singapore Airlines Ltd. (Singapore)	3,000	12,387
Southwest Airlines Co.*	20,600	693,602
United Airlines Holdings, Inc.*	11,200	422,240

		2,346,778

Auto Components — 0.1%
Aptiv PLC*	9,400	875,422
BorgWarner, Inc.	8,700	350,175

		1,225,597

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	734	64,985
Ferrari NV (Italy)	270	57,898
Ford Motor Co.	136,285	1,584,995
General Motors Co.	49,200	1,655,088
Honda Motor Co. Ltd. (Japan)	3,500	79,832
Isuzu Motors Ltd. (Japan)	1,200	13,911
Mazda Motor Corp. (Japan)	8,900	66,715
Mercedes-Benz Group AG (Germany)	181	11,836
Stellantis NV	17,964	255,275
Subaru Corp. (Japan)	12,500	189,251
Suzuki Motor Corp. (Japan)	700	22,419
Tesla, Inc.*	93,020	11,458,204
Toyota Motor Corp. (Japan)	9,500	129,604

	Shares	Value

COMMON STOCKS (continued)
Automobiles (cont’d.)
Volkswagen AG (Germany)	65	$10,197

		15,600,210

Banks — 1.9%
ABN AMRO Bank NV (Netherlands), 144A, CVA	1,566	21,686
ANZ Group Holdings Ltd. (Australia)	10,164	163,731
Bank Hapoalim BM (Israel)	3,139	28,263
Bank Leumi Le-Israel BM (Israel)	24,516	204,189
Bank of America Corp.	241,241	7,989,902
Barclays PLC (United Kingdom)	136,650	260,019
Citigroup, Inc.	66,835	3,022,947
Citizens Financial Group, Inc.	17,100	673,227
Comerica, Inc.	4,500	300,825
Commerzbank AG (Germany)*	2,349	21,962
Commonwealth Bank of Australia (Australia)	3,555	246,912
DBS Group Holdings Ltd. (Singapore)	12,300	311,333
DNB Bank ASA (Norway)	6,175	121,957
Fifth Third Bancorp	23,721	778,286
FinecoBank Banca Fineco SpA (Italy)	1,332	22,119
First Republic Bank	6,400	780,096
HSBC Holdings PLC (United Kingdom)	12,210	75,672
Huntington Bancshares, Inc.(a)	50,236	708,328
ING Groep NV (Netherlands)	23,038	280,630
Israel Discount Bank Ltd. (Israel) (Class A Stock)	2,713	14,243
JPMorgan Chase & Co.	101,645	13,630,594
KeyCorp	32,300	562,666
Lloyds Banking Group PLC (United Kingdom)	500,453	273,104
M&T Bank Corp.	6,005	871,085
Mizrahi Tefahot Bank Ltd. (Israel)	340	10,974
National Australia Bank Ltd. (Australia)	3,571	72,504
NatWest Group PLC (United Kingdom)	11,717	37,368
Nordea Bank Abp (Finland)	7,380	79,054
Oversea-Chinese Banking Corp. Ltd. (Singapore)	11,400	103,695
PNC Financial Services Group, Inc. (The)	14,133	2,232,166
Regions Financial Corp.	33,103	713,701
Signature Bank	2,300	265,006
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	3,484	40,111
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,700	108,628
SVB Financial Group*	2,040	469,486
Swedbank AB (Sweden) (Class A Stock)	1,800	30,616
Truist Financial Corp.	46,301	1,992,332
U.S. Bancorp	46,585	2,031,572
Wells Fargo & Co.	132,064	5,452,923
Zions Bancorp NA	5,650	277,754

		45,281,666

Beverages — 0.9%
Brown-Forman Corp. (Class B Stock)	6,375	418,710
Coca-Cola Co. (The)	134,801	8,574,692
Coca-Cola HBC AG (Italy)*	434	10,259

SEE NOTES TO FINANCIAL STATEMENTS.

A11

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Beverages (cont’d.)
Constellation Brands, Inc. (Class A Stock)	5,540	$1,283,895
Diageo PLC (United Kingdom)	931	40,752
Heineken Holding NV (Netherlands)	248	19,153
Heineken NV (Netherlands)	564	53,124
Keurig Dr. Pepper, Inc.	30,200	1,076,932
Molson Coors Beverage Co. (Class B Stock)	6,500	334,880
Monster Beverage Corp.*	13,400	1,360,502
PepsiCo, Inc.	48,007	8,672,945

		21,845,844

Biotechnology — 1.2%
AbbVie, Inc.	61,501	9,939,177
Amgen, Inc.	18,437	4,842,294
Biogen, Inc.*	4,860	1,345,831
Gilead Sciences, Inc.	43,400	3,725,890
Incyte Corp.*	6,300	506,016
Moderna, Inc.*	11,550	2,074,611
Regeneron Pharmaceuticals, Inc.*	3,740	2,698,372
Vertex Pharmaceuticals, Inc.*	8,800	2,541,264

		27,673,455

Building Products — 0.2%
A.O. Smith Corp.	4,600	263,304
Allegion PLC	3,133	329,780
Assa Abloy AB (Sweden) (Class B Stock)	2,184	46,976
Carrier Global Corp.	29,002	1,196,333
Cie de Saint-Gobain (France)	1,050	51,367
Johnson Controls International PLC	24,022	1,537,408
Lixil Corp. (Japan)	1,000	15,076
Masco Corp.(a)	7,800	364,026
Nibe Industrier AB (Sweden) (Class B Stock)	3,162	29,513
Trane Technologies PLC	8,000	1,344,720
Xinyi Glass Holdings Ltd. (China)	4,000	7,390

		5,185,893

Capital Markets — 1.5%
3i Group PLC (United Kingdom)	11,134	179,562
Ameriprise Financial, Inc.	3,620	1,127,159
Bank of New York Mellon Corp. (The)	25,358	1,154,296
BlackRock, Inc.	5,190	3,677,790
Cboe Global Markets, Inc.	3,700	464,239
Charles Schwab Corp. (The)	52,650	4,383,639
CME Group, Inc.	12,400	2,085,184
Deutsche Bank AG (Germany)	21,466	241,312
Deutsche Boerse AG (Germany)	411	70,770
FactSet Research Systems, Inc.	1,200	481,452
Franklin Resources, Inc.(a)	9,700	255,886
Goldman Sachs Group, Inc. (The)	11,680	4,010,678
Hargreaves Lansdown PLC (United Kingdom)	780	8,032
Intercontinental Exchange, Inc.	19,455	1,995,888
Invesco Ltd.	16,200	291,438
Julius Baer Group Ltd. (Switzerland)	1,818	105,810
Macquarie Group Ltd. (Australia)	1,318	148,787

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
MarketAxess Holdings, Inc.	1,420	$396,024
Moody’s Corp.	5,550	1,546,341
Morgan Stanley	45,619	3,878,527
MSCI, Inc.	2,780	1,293,173
Nasdaq, Inc.	12,000	736,200
Northern Trust Corp.	7,200	637,128
Partners Group Holding AG (Switzerland)	49	43,389
Raymond James Financial, Inc.	6,750	721,238
S&P Global, Inc.	11,560	3,871,906
Singapore Exchange Ltd. (Singapore)	7,700	51,489
State Street Corp.	12,700	985,139
T. Rowe Price Group, Inc.(a)	7,700	839,762
UBS Group AG (Switzerland)	19,799	367,989

		36,050,227

Chemicals — 0.9%
Air Products & Chemicals, Inc.	7,700	2,373,602
Albemarle Corp.	4,000	867,440
BASF SE (Germany)	756	37,224
Celanese Corp.	3,500	357,840
CF Industries Holdings, Inc.	6,800	579,360
Clariant AG (Switzerland)*	496	7,877
Corteva, Inc.	24,747	1,454,629
Dow, Inc.	24,747	1,247,001
DuPont de Nemours, Inc.(a)	17,247	1,183,662
Eastman Chemical Co.	4,200	342,048
Ecolab, Inc.	8,500	1,237,260
FMC Corp.	4,300	536,640
ICL Group Ltd. (Israel)	1,494	10,795
International Flavors & Fragrances, Inc.	8,800	922,592
Linde PLC (United Kingdom)	17,200	5,610,296
LyondellBasell Industries NV (Class A Stock)	9,100	755,573
Mitsubishi Chemical Group Corp. (Japan)	2,800	14,496
Mosaic Co. (The)	12,300	539,601
Nitto Denko Corp. (Japan)	300	17,278
OCI NV (Netherlands)	1,046	37,397
PPG Industries, Inc.	8,200	1,031,068
Sherwin-Williams Co. (The)	8,150	1,934,239
Shin-Etsu Chemical Co. Ltd. (Japan)	800	97,690
Solvay SA (Belgium)	2,036	205,852
Tosoh Corp. (Japan)	600	7,135
Yara International ASA (Brazil)	4,497	197,495

		21,606,090

Commercial Services & Supplies — 0.2%
Cintas Corp.	3,020	1,363,892
Copart, Inc.*	14,700	895,083
Republic Services, Inc.	7,265	937,112
Rollins, Inc.	8,700	317,898
Securitas AB (Sweden) (Class B Stock).	1,050	8,762
Waste Management, Inc.	13,142	2,061,717

		5,584,464

Communications Equipment — 0.4%
Arista Networks, Inc.*	8,700	1,055,745

SEE NOTES TO FINANCIAL STATEMENTS.

A12

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Communications Equipment (cont’d.)
Cisco Systems, Inc.	142,900	$6,807,756
F5, Inc.*	2,200	315,722
Juniper Networks, Inc.	11,000	351,560
Motorola Solutions, Inc.	5,689	1,466,112
Nokia OYJ (Finland)	11,812	54,875

		10,051,770

Construction & Engineering — 0.1%
Eiffage SA (France)	642	63,150
Kajima Corp. (Japan)	1,000	11,637
Quanta Services, Inc.(a)	5,100	726,750
Vinci SA (France)	3,095	308,531

		1,110,068

Construction Materials — 0.1%
HeidelbergCement AG (Germany)	325	18,416
Martin Marietta Materials, Inc.	2,080	702,978
Vulcan Materials Co.	4,600	805,506

		1,526,900

Consumer Finance — 0.2%
American Express Co.	20,700	3,058,425
Capital One Financial Corp.	13,261	1,232,743
Discover Financial Services	9,440	923,515
Synchrony Financial	15,572	511,696

		5,726,379

Containers & Packaging — 0.1%
Amcor PLC(a)	53,250	634,208
Avery Dennison Corp.	2,700	488,700
Ball Corp.	11,200	572,768
International Paper Co.(a)	12,473	431,940
Packaging Corp. of America	3,200	409,312
Sealed Air Corp.	5,100	254,388
Westrock Co.	8,744	307,439

		3,098,755

Distributors — 0.1%
D’ieteren Group (Belgium)	54	10,363
Genuine Parts Co.	4,900	850,199
LKQ Corp.	9,300	496,713
Pool Corp.	1,280	386,983

		1,744,258

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. (Class B Stock)*	62,380	19,269,182
Industrivarden AB (Sweden) (Class A Stock)	49	1,192
Investor AB (Sweden) (Class A Stock)	1,064	19,795
ORIX Corp. (Japan)	7,900	126,453

		19,416,622

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	246,936	4,546,092
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	48,174	82,643
Deutsche Telekom AG (Germany)	9,843	195,842

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
HKT Trust & HKT Ltd. (Hong Kong)	9,000	$11,017
Koninklijke KPN NV (Netherlands)	7,015	21,713
Lumen Technologies, Inc.(a)	33,779	176,326
Nippon Telegraph & Telephone Corp. (Japan)	1,600	45,630
Spark New Zealand Ltd. (New Zealand)	20,926	71,646
Telefonica Deutschland Holding AG (Germany)	20,863	51,240
Telstra Group Ltd. (Australia)	9,102	24,616
Verizon Communications, Inc.	144,876	5,708,114

		10,934,879

Electric Utilities — 1.0%
Alliant Energy Corp.	8,700	480,327
American Electric Power Co., Inc.	17,660	1,676,817
CK Infrastructure Holdings Ltd. (Hong Kong)	1,500	7,827
Constellation Energy Corp.	11,304	974,518
Duke Energy Corp.	26,561	2,735,517
Edison International	13,200	839,784
Endesa SA (Spain)	1,511	28,477
Enel SpA (Italy)	51,097	274,807
Entergy Corp.	7,000	787,500
Evergy, Inc.	7,900	497,147
Eversource Energy	11,900	997,696
Exelon Corp.	34,713	1,500,643
FirstEnergy Corp.	18,956	795,015
Fortum OYJ (Finland)	988	16,454
Iberdrola SA (Spain)	12,911	150,717
NextEra Energy, Inc.	68,800	5,751,680
NRG Energy, Inc.	8,700	276,834
Origin Energy Ltd. (Australia)	3,750	19,627
PG&E Corp.*	54,400	884,544
Pinnacle West Capital Corp.	4,100	311,764
Power Assets Holdings Ltd. (Hong Kong)	3,000	16,396
PPL Corp.	26,100	762,642
Southern Co. (The)	37,700	2,692,157
SSE PLC (United Kingdom)	7,676	157,872
Terna - Rete Elettrica Nazionale (Italy)	3,112	22,983
Xcel Energy, Inc.	19,110	1,339,802

		23,999,547

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	3,540	107,890
AMETEK, Inc.	8,000	1,117,760
Eaton Corp. PLC	13,737	2,156,022
Emerson Electric Co.	20,400	1,959,624
Fuji Electric Co. Ltd. (Japan)	300	11,322
Generac Holdings, Inc.*(a)	2,100	211,386
Prysmian SpA (Italy)	558	20,733
Rockwell Automation, Inc.(a)	4,000	1,030,280

		6,615,017

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	20,500	1,560,870
CDW Corp.	4,650	830,397

SEE NOTES TO FINANCIAL STATEMENTS.

A13

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Corning, Inc.	26,700	$852,798
Halma PLC (United Kingdom)	836	19,909
Hamamatsu Photonics KK (Japan)	400	19,091
Hirose Electric Co. Ltd. (Japan)	500	62,711
Keysight Technologies, Inc.*	6,200	1,060,634
TE Connectivity Ltd. (Switzerland)	11,000	1,262,800
Teledyne Technologies, Inc.*	1,560	623,860
Trimble, Inc.*	8,700	439,872
Venture Corp. Ltd. (Singapore)	2,000	25,492
Yokogawa Electric Corp. (Japan)	500	7,935
Zebra Technologies Corp. (Class A Stock)*	1,770	453,846

		7,220,215

Energy Equipment & Services — 0.2%
Baker Hughes Co.	34,898	1,030,538
Halliburton Co.	31,300	1,231,655
Schlumberger Ltd.	48,824	2,610,131

		4,872,324

Entertainment — 0.6%
Activision Blizzard, Inc.	24,500	1,875,475
Electronic Arts, Inc.	9,100	1,111,838
Live Nation Entertainment, Inc.*	4,900	341,726
Netflix, Inc.*	15,310	4,514,613
Nintendo Co. Ltd. (Japan)	2,400	100,912
Take-Two Interactive Software, Inc.*	5,400	562,302
Walt Disney Co. (The)*	62,882	5,463,188
Warner Bros Discovery, Inc.*	76,976	729,732

		14,699,786

Equity Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc.	5,280	769,138
American Tower Corp.	16,060	3,402,472
AvalonBay Communities, Inc.	4,875	787,410
Boston Properties, Inc.(a)	4,900	331,142
Camden Property Trust	3,800	425,144
Crown Castle, Inc.	15,100	2,048,164
Dexus (Australia)	2,321	12,185
Digital Realty Trust, Inc.	10,100	1,012,727
Equinix, Inc.	3,184	2,085,616
Equity Residential	11,700	690,300
Essex Property Trust, Inc.	2,150	455,628
Extra Space Storage, Inc.	4,600	677,028
Federal Realty Investment Trust	2,400	242,496
GLP J-REIT (Japan)	9	10,365
Goodman Group (Australia)	14,090	165,703
Healthpeak Properties, Inc.	18,700	468,809
Host Hotels & Resorts, Inc.	24,782	397,751
Invitation Homes, Inc.	20,600	610,584
Iron Mountain, Inc.(a)	10,002	498,600
Japan Real Estate Investment Corp. (Japan)	10	43,923
Kimco Realty Corp.	21,400	453,252
Klepierre SA (France)*	8,956	206,710
Mid-America Apartment Communities, Inc.	4,000	627,960

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Nomura Real Estate Master Fund, Inc. (Japan)	9	$11,150
Prologis, Inc.	32,084	3,616,829
Public Storage	5,420	1,518,630
Realty Income Corp.	21,300	1,351,059
Regency Centers Corp.	5,600	350,000
SBA Communications Corp.	3,800	1,065,178
Scentre Group (Australia)	11,818	23,004
Simon Property Group, Inc.	11,293	1,326,702
Stockland (Australia)	5,072	12,492
UDR, Inc.	10,300	398,919
Unibail-Rodamco-Westfield (France)*	264	13,801
Ventas, Inc.	13,868	624,753
VICI Properties, Inc.(a)	33,100	1,072,440
Vicinity Ltd. (Australia)	8,550	11,545
Vornado Realty Trust(a)	6,125	127,461
Warehouses De Pauw CVA (Belgium)	323	9,253
Welltower, Inc.	16,100	1,055,355
Weyerhaeuser Co.	26,018	806,558

		29,818,236

Food & Staples Retailing — 0.8%
Carrefour SA (France)	1,080	18,064
Coles Group Ltd. (Australia)	2,544	28,838
Costco Wholesale Corp.	15,220	6,947,930
Endeavour Group Ltd. (Australia)	2,976	12,951
J Sainsbury PLC (United Kingdom)	3,717	9,749
Jeronimo Martins SGPS SA (Portugal)	496	10,731
Kesko OYJ (Finland) (Class B Stock)	2,192	48,435
Koninklijke Ahold Delhaize NV (Netherlands)	9,594	275,840
Kroger Co. (The)	22,792	1,016,068
Sysco Corp.	17,500	1,337,875
Tesco PLC (United Kingdom)	2,038	5,492
Walgreens Boots Alliance, Inc.(a)	25,000	934,000
Walmart, Inc.	49,200	6,976,068
Woolworths Group Ltd. (Australia)	2,698	61,610

		17,683,651

Food Products — 0.6%
Archer-Daniels-Midland Co.	19,026	1,766,564
Campbell Soup Co.(a)	7,000	397,250
Conagra Brands, Inc.	16,700	646,290
General Mills, Inc.	20,800	1,744,080
Hershey Co. (The)	5,000	1,157,850
Hormel Foods Corp.	10,300	469,165
J.M. Smucker Co. (The)	3,900	617,994
Kellogg Co.	8,900	634,036
Kraft Heinz Co. (The)	28,267	1,150,750
Lamb Weston Holdings, Inc.	5,000	446,800
McCormick & Co., Inc.	8,740	724,459
Mondelez International, Inc. (Class A Stock)	47,953	3,196,067
Mowi ASA (Norway)	910	15,507
Nestle SA	4,419	510,436
Orkla ASA (Norway)	22,383	161,545
Tyson Foods, Inc. (Class A Stock)	10,200	634,950
WH Group Ltd. (Hong Kong), 144A	151,500	88,361

SEE NOTES TO FINANCIAL STATEMENTS.

A14

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Wilmar International Ltd. (China)	74,800	$233,030

		14,595,134

Gas Utilities — 0.0%
Atmos Energy Corp.	4,800	537,936
Osaka Gas Co. Ltd. (Japan)	800	12,890
Tokyo Gas Co. Ltd. (Japan)	900	17,622

		568,448

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	60,450	6,636,805
Align Technology, Inc.*	2,440	514,596
Baxter International, Inc.	17,900	912,363
Becton, Dickinson & Co.	9,910	2,520,113
BioMerieux (France)	90	9,456
Boston Scientific Corp.*	49,367	2,284,211
Cochlear Ltd. (Australia)	140	19,335
Cooper Cos., Inc. (The)	1,640	542,299
DENTSPLY SIRONA, Inc.	8,000	254,720
Dexcom, Inc.*	13,360	1,512,886
Edwards Lifesciences Corp.*	21,700	1,619,037
Hologic, Inc.*	8,800	658,328
IDEXX Laboratories, Inc.*	2,940	1,199,402
Intuitive Surgical, Inc.*	12,260	3,253,191
Medtronic PLC	45,790	3,558,799
Olympus Corp. (Japan)	7,100	125,227
ResMed, Inc.	5,000	1,040,650
STERIS PLC	3,450	637,181
Straumann Holding AG (Switzerland)	240	27,521
Stryker Corp.	11,600	2,836,084
Teleflex, Inc.	1,600	399,408
Zimmer Biomet Holdings, Inc.	7,200	918,000

		31,479,612

Health Care Providers & Services — 1.8%
AmerisourceBergen Corp.	5,600	927,976
Cardinal Health, Inc.	9,350	718,735
Centene Corp.*	19,950	1,636,099
Cigna Corp.	10,500	3,479,070
CVS Health Corp.	45,283	4,219,923
DaVita, Inc.*	1,900	141,873
Elevance Health, Inc.	8,280	4,247,392
Fresenius SE & Co. KGaA (Germany)	1,746	48,769
HCA Healthcare, Inc.	7,400	1,775,704
Henry Schein, Inc.*(a)	4,800	383,376
Humana, Inc.	4,370	2,238,270
Laboratory Corp. of America Holdings	3,100	729,988
McKesson Corp.	4,930	1,849,342
Molina Healthcare, Inc.*	1,950	643,929
Quest Diagnostics, Inc.	4,200	657,048
Sonic Healthcare Ltd. (Australia)	9,946	202,411
UnitedHealth Group, Inc.	32,380	17,167,228
Universal Health Services, Inc. (Class B Stock)	2,200	309,958

		41,377,091

Hotels, Restaurants & Leisure — 1.0%
Aristocrat Leisure Ltd. (Australia)	1,276	26,293

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Booking Holdings, Inc.*	1,340	$2,700,475
Caesars Entertainment, Inc.*	7,400	307,840
Carnival Corp.*(a)	33,400	269,204
Chipotle Mexican Grill, Inc.*	970	1,345,865
Compass Group PLC (United Kingdom)	10,209	235,747
Darden Restaurants, Inc.	4,450	615,568
Domino’s Pizza, Inc.	1,160	401,824
Evolution AB (Sweden), 144A	890	86,690
Expedia Group, Inc.*	5,250	459,900
Hilton Worldwide Holdings, Inc.	9,400	1,187,784
InterContinental Hotels Group PLC (United Kingdom)	411	23,583
La Francaise des Jeux SAEM (France), 144A	4,835	194,553
Las Vegas Sands Corp.*	11,650	560,015
Marriott International, Inc. (Class A Stock)	9,328	1,388,846
McDonald’s Corp.	25,700	6,772,721
MGM Resorts International	11,600	388,948
Norwegian Cruise Line Holdings Ltd.*(a)	13,800	168,912
Oriental Land Co. Ltd. (Japan)	1,100	160,077
Royal Caribbean Cruises Ltd.*(a)	7,800	385,554
Sodexo SA (France)	184	17,605
Starbucks Corp.	39,600	3,928,320
Whitbread PLC (United Kingdom)	456	14,099
Wynn Resorts Ltd.*	3,500	288,645
Yum! Brands, Inc.	10,200	1,306,416

		23,235,484

Household Durables — 0.2%
D.R. Horton, Inc.(a)	10,900	971,626
Garmin Ltd.	5,300	489,137
Lennar Corp. (Class A Stock)	8,900	805,450
Mohawk Industries, Inc.*	1,940	198,307
Newell Brands, Inc.(a)	13,814	180,687
NVR, Inc.*	110	507,384
PulteGroup, Inc.	8,222	374,348
Sekisui Chemical Co. Ltd. (Japan)	800	11,150
Sony Group Corp. (Japan)	400	30,489
Whirlpool Corp.(a)	1,826	258,306

		3,826,884

Household Products — 0.8%
Church & Dwight Co., Inc.	8,500	685,185
Clorox Co. (The)(a)	4,200	589,386
Colgate-Palmolive Co.	29,800	2,347,942
Essity AB (Sweden) (Class B Stock)	531	13,905
Henkel AG & Co. KGaA (Germany)	198	12,725
Kimberly-Clark Corp.	12,200	1,656,150
Procter & Gamble Co. (The)	82,625	12,522,645
Reckitt Benckiser Group PLC (United Kingdom)	3,660	253,698

		18,081,636

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	23,000	661,480

SEE NOTES TO FINANCIAL STATEMENTS.

A15

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers (cont’d.)
Meridian Energy Ltd. (New Zealand)	2,880	$9,579

		671,059

Industrial Conglomerates — 0.5%
3M Co.	19,080	2,288,074
General Electric Co.	37,778	3,165,419
Hitachi Ltd. (Japan)	3,600	181,139
Honeywell International, Inc.	23,612	5,060,051
Jardine Matheson Holdings Ltd. (Hong Kong)	4,100	208,570
Smiths Group PLC (United Kingdom)	8,533	163,766

		11,067,019

Insurance — 1.2%
Aflac, Inc.	20,100	1,445,994
Ageas SA/NV (Belgium)	364	16,151
AIA Group Ltd. (Hong Kong)	5,800	64,052
Allstate Corp. (The)	9,300	1,261,080
American International Group, Inc.	26,239	1,659,354
Aon PLC (Class A Stock)	7,400	2,221,036
Arch Capital Group Ltd.*	13,000	816,140
Arthur J. Gallagher & Co.	7,200	1,357,488
Assurant, Inc.	2,000	250,120
AXA SA (France)	11,788	328,361
Brown & Brown, Inc.	8,500	484,245
Chubb Ltd.	14,586	3,217,672
Cincinnati Financial Corp.	5,637	577,172
Dai-ichi Life Holdings, Inc. (Japan)	12,800	289,067
Everest Re Group Ltd.	1,340	443,902
Gjensidige Forsikring ASA (Norway)	448	8,787
Globe Life, Inc.	3,125	376,719
Hartford Financial Services Group, Inc. (The)	11,300	856,879
Japan Post Holdings Co. Ltd. (Japan)	29,400	247,370
Japan Post Insurance Co. Ltd. (Japan) .	12,200	214,563
Legal & General Group PLC (United Kingdom)	10,970	32,890
Lincoln National Corp.(a)	5,518	169,513
Loews Corp.	6,975	406,852
Marsh & McLennan Cos., Inc.	17,200	2,846,256
MetLife, Inc.	23,450	1,697,076
NN Group NV (Netherlands)	4,860	198,736
Poste Italiane SpA (Italy), 144A	6,182	60,315
Principal Financial Group, Inc.(a)	8,100	679,752
Progressive Corp. (The)	20,200	2,620,142
Sampo OYJ (Finland) (Class A Stock)	1,390	72,599
Tokio Marine Holdings, Inc. (Japan)	6,800	145,264
Travelers Cos., Inc. (The)	8,235	1,543,980
W.R. Berkley Corp.	7,200	522,504
Willis Towers Watson PLC(a)	3,740	914,729
Zurich Insurance Group AG (Switzerland)	330	157,766

		28,204,526

Interactive Media & Services — 1.9%
Alphabet, Inc. (Class A Stock)*	206,900	18,254,787
Alphabet, Inc. (Class C Stock)*	183,460	16,278,406
Match Group, Inc.*	10,200	423,198

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Meta Platforms, Inc. (Class A Stock)*	77,930	$9,378,096
Scout24 SE (Germany), 144A	176	8,859

		44,343,346

Internet & Direct Marketing Retail — 1.2%
Amazon.com, Inc.*	307,500	25,830,000
eBay, Inc.	18,900	783,783
Etsy, Inc.*(a)	4,400	527,032

		27,140,815

IT Services — 2.2%
Accenture PLC (Class A Stock)	21,800	5,817,112
Akamai Technologies, Inc.*(a)	5,600	472,080
Automatic Data Processing, Inc.	14,300	3,415,698
Bechtle AG (Germany)	176	6,221
Broadridge Financial Solutions, Inc.	4,200	563,346
Capgemini SE (France)	938	156,811
Cognizant Technology Solutions Corp. (Class A Stock)	18,200	1,040,858
Computershare Ltd.	12,943	228,004
DXC Technology Co.*	7,828	207,442
Edenred (France)	530	28,845
EPAM Systems, Inc.*	1,940	635,816
Fidelity National Information Services, Inc.	20,500	1,390,925
Fiserv, Inc.*	22,000	2,223,540
FleetCor Technologies, Inc.*	2,500	459,200
Gartner, Inc.*	2,800	941,192
Global Payments, Inc.	9,677	961,120
International Business Machines Corp.	31,300	4,409,857
Jack Henry & Associates, Inc.	2,500	438,900
Mastercard, Inc. (Class A Stock)	29,450	10,240,648
NEC Corp. (Japan)	600	21,042
NTT Data Corp. (Japan)	1,300	18,945
Otsuka Corp. (Japan)	2,300	72,497
Paychex, Inc.	11,000	1,271,160
PayPal Holdings, Inc.*	39,900	2,841,678
TIS, Inc. (Japan)	500	13,141
VeriSign, Inc.*	3,100	636,864
Visa, Inc. (Class A Stock)(a)	56,600	11,759,216

		50,272,158

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	700	43,875
Hasbro, Inc.	4,700	286,747
Shimano, Inc. (Japan)	200	31,604

		362,226

Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	10,314	1,543,490
Bio-Rad Laboratories, Inc. (Class A Stock)*	740	311,163
Bio-Techne Corp.	5,600	464,128
Charles River Laboratories International, Inc.*	1,760	383,504
Danaher Corp.	22,600	5,998,492
Illumina, Inc.*	5,400	1,091,880
IQVIA Holdings, Inc.*	6,400	1,311,296

SEE NOTES TO FINANCIAL STATEMENTS.

A16

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
Mettler-Toledo International, Inc.*	770	$1,112,996
PerkinElmer, Inc.	4,300	602,946
Thermo Fisher Scientific, Inc.	13,580	7,478,370
Waters Corp.*	2,000	685,160
West Pharmaceutical Services, Inc.	2,500	588,375

		21,571,800

Machinery — 0.9%
Alfa Laval AB (Sweden)	630	18,224
Atlas Copco AB (Sweden) (Class A Stock)	7,677	90,960
Atlas Copco AB (Sweden) (Class B Stock)	3,016	32,180
Caterpillar, Inc.	18,000	4,312,080
CNH Industrial NV (United Kingdom)	2,204	35,357
Cummins, Inc.	4,900	1,187,221
Daimler Truck Holding AG (Germany)*	968	29,758
Deere & Co.	9,540	4,090,370
Dover Corp.	5,000	677,050
Epiroc AB (Sweden) (Class A Stock)	1,392	25,347
Epiroc AB (Sweden) (Class B Stock)	784	12,612
Fortive Corp.	12,450	799,912
GEA Group AG (Germany)	1,275	51,851
Hitachi Construction Machinery Co. Ltd. (Japan)	8,800	196,121
IDEX Corp.	2,510	573,108
Illinois Tool Works, Inc.	9,600	2,114,880
Indutrade AB (Sweden)	580	11,762
Ingersoll Rand, Inc.	14,100	736,725
Komatsu Ltd. (Japan)	10,100	218,303
Nordson Corp.	1,900	451,668
Otis Worldwide Corp.	14,501	1,135,573
PACCAR, Inc.	12,143	1,201,793
Parker-Hannifin Corp.	4,465	1,299,315
Pentair PLC	5,977	268,845
Sandvik AB (Sweden)	2,340	42,288
Schindler Holding AG (Switzerland)	71	12,805
Snap-on, Inc.(a)	1,900	434,131
Spirax-Sarco Engineering PLC (United Kingdom)	160	20,437
Stanley Black & Decker, Inc.	5,047	379,131
Volvo AB (Sweden) (Class A Stock)	442	8,392
Volvo AB (Sweden) (Class B Stock)	13,266	239,632
Westinghouse Air Brake Technologies Corp.	6,451	643,874
Xylem, Inc.	6,200	685,534

		22,037,239

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	6	13,223
AP Moller - Maersk A/S (Denmark) (Class B Stock)	67	149,986
Kuehne + Nagel International AG (Switzerland)	118	27,433
Nippon Yusen KK (Japan)	1,200	28,297

	Shares	Value

COMMON STOCKS (continued)
Marine (cont’d.)
SITC International Holdings Co. Ltd. (China)	47,000	$104,173

		323,112

Media — 0.4%
Charter Communications, Inc. (Class A Stock)*	3,660	1,241,106
Comcast Corp. (Class A Stock)	149,480	5,227,316
Dentsu Group, Inc. (Japan)	5,900	185,087
DISH Network Corp. (Class A Stock)*	9,017	126,599
Fox Corp. (Class A Stock)	11,100	337,107
Fox Corp. (Class B Stock)	5,733	163,104
Informa PLC (United Kingdom)	3,268	24,378
Interpublic Group of Cos., Inc. (The)(a)	13,631	454,049
News Corp. (Class A Stock)	13,675	248,885
News Corp. (Class B Stock)	4,800	88,512
Omnicom Group, Inc.	7,300	595,461
Paramount Global (Class B Stock)(a)	17,930	302,658
Publicis Groupe SA (France)	4,102	262,045
WPP PLC (United Kingdom)	19,618	193,826

		9,450,133

Metals & Mining — 0.3%
ArcelorMittal SA (Luxembourg)	1,135	29,944
BHP Group Ltd. (Australia)	11,806	365,714
BlueScope Steel Ltd. (Australia)	17,094	194,824
Boliden AB (Sweden)	592	22,237
Fortescue Metals Group Ltd. (Australia).	18,238	254,915
Freeport-McMoRan, Inc.(a)	49,288	1,872,944
Glencore PLC (Australia)	30,896	206,035
Newmont Corp.	27,400	1,293,280
Nippon Steel Corp. (Japan)	13,000	225,565
Norsk Hydro ASA (Norway)	2,850	21,296
Nucor Corp.	9,100	1,199,471
Pilbara Minerals Ltd. (Australia)*	5,454	13,811
Rio Tinto Ltd. (Australia)	817	64,482
Rio Tinto PLC (Australia)	2,146	151,044
South32 Ltd. (Australia)	10,304	28,250
Steel Dynamics, Inc.	5,750	561,775
Sumitomo Metal Mining Co. Ltd. (Japan)	600	21,083
voestalpine AG (Austria)	240	6,357

		6,533,027

Multiline Retail — 0.2%
Dollar General Corp.	7,800	1,920,750
Dollar Tree, Inc.*	7,465	1,055,850
Target Corp.	15,960	2,378,678
Wesfarmers Ltd. (Australia)	2,031	63,341

		5,418,619

Multi-Utilities — 0.5%
Ameren Corp.	8,900	791,388
CenterPoint Energy, Inc.	21,800	653,782
CMS Energy Corp.	10,000	633,300
Consolidated Edison, Inc.	12,300	1,172,313
Dominion Energy, Inc.	29,115	1,785,332
DTE Energy Co.	6,700	787,451

SEE NOTES TO FINANCIAL STATEMENTS.

A17

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Multi-Utilities (cont’d.)
E.ON SE (Germany)	26,183	$260,312
Engie SA (France)	16,970	242,774
NiSource, Inc.	13,600	372,912
Public Service Enterprise Group, Inc.	17,600	1,078,352
Sempra Energy	10,819	1,671,968
WEC Energy Group, Inc.	10,813	1,013,827

		10,463,711

Oil, Gas & Consumable Fuels — 2.4%
APA Corp.	11,614	542,141
BP PLC (United Kingdom)	41,816	241,276
Chevron Corp.	61,622	11,060,533
ConocoPhillips	43,119	5,088,042
Coterra Energy, Inc.	28,300	695,331
Devon Energy Corp.	22,600	1,390,126
Diamondback Energy, Inc.	6,300	861,714
Eni SpA (Italy)	18,773	266,942
EOG Resources, Inc.	20,200	2,616,304
EQT Corp.(a)	12,500	422,875
Equinor ASA (Norway)	7,504	269,696
Exxon Mobil Corp.	142,699	15,739,700
Hess Corp.	9,600	1,361,472
Inpex Corp. (Japan)	15,600	167,628
Kinder Morgan, Inc.	68,398	1,236,636
Marathon Oil Corp.	21,982	595,053
Marathon Petroleum Corp.	16,219	1,887,729
Occidental Petroleum Corp.	25,204	1,587,600
ONEOK, Inc.	15,500	1,018,350
Phillips 66	16,538	1,721,275
Pioneer Natural Resources Co.	8,250	1,884,217
Repsol SA (Spain)	1,785	28,412
Shell PLC (Netherlands)	16,748	472,140
Targa Resources Corp.	7,700	565,950
TotalEnergies SE (France)	5,455	342,428
Valero Energy Corp.	13,300	1,687,238
Williams Cos., Inc. (The)	42,000	1,381,800

		55,132,608

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	12,400	50,083
Stora Enso OYJ (Finland) (Class R Stock)	1,224	17,258

		67,341

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	8,000	1,984,880
Haleon PLC*	12,233	48,401
L’Oreal SA (France)	513	183,704
Unilever PLC (United Kingdom)	9,174	463,176

		2,680,161

Pharmaceuticals — 2.5%
Astellas Pharma, Inc. (Japan)	4,000	60,823
AstraZeneca PLC (United Kingdom)	1,676	226,795
Bayer AG (Germany)	3,972	204,439
Bristol-Myers Squibb Co.	73,670	5,300,557
Catalent, Inc.*	6,300	283,563

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Chugai Pharmaceutical Co. Ltd. (Japan)	1,400	$35,709
Eli Lilly & Co.	27,200	9,950,848
GSK PLC	19,993	345,544
Ipsen SA (France)	2,086	224,371
Johnson & Johnson	91,158	16,103,061
Kyowa Kirin Co. Ltd. (Japan)	600	13,742
Merck & Co., Inc.	87,833	9,745,071
Merck KGaA (Germany)	279	53,830
Novartis AG (Switzerland)	7,176	649,410
Novo Nordisk A/S (Denmark) (Class B Stock)	3,549	482,009
Ono Pharmaceutical Co. Ltd. (Japan)	3,000	70,121
Organon & Co.	8,753	244,471
Orion OYJ (Finland) (Class B Stock)	240	13,158
Pfizer, Inc.	194,470	9,964,643
Roche Holding AG	2,027	636,960
Sanofi (France)	4,812	464,005
Shionogi & Co. Ltd. (Japan)	600	29,936
Viatris, Inc.	41,986	467,304
Zoetis, Inc.	16,100	2,359,455

		57,929,825

Professional Services — 0.2%
CoStar Group, Inc.*	14,100	1,089,648
Equifax, Inc.	4,200	816,312
Jacobs Solutions, Inc.	4,500	540,315
Leidos Holdings, Inc.	4,900	515,431
Randstad NV (Netherlands)	272	16,620
RELX PLC (United Kingdom)	4,200	116,121
Robert Half International, Inc.(a)	3,800	280,554
Verisk Analytics, Inc.	5,300	935,026
Wolters Kluwer NV (Netherlands)	1,857	194,308

		4,504,335

Real Estate Management & Development — 0.0%
Aroundtown SA (Germany)	2,214	5,157
Capitaland Investment Ltd. (Singapore)	5,800	16,029
CBRE Group, Inc. (Class A Stock)*	11,100	854,256
CK Asset Holdings Ltd. (Hong Kong)	4,500	27,599
Daito Trust Construction Co. Ltd. (Japan)	200	20,477
New World Development Co. Ltd. (Hong Kong)	4,000	11,221
Nomura Real Estate Holdings, Inc. (Japan)	2,000	42,766
Sagax AB (Sweden) (Class B Stock)	420	9,543
Sino Land Co. Ltd. (Hong Kong)	8,000	9,978
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,500	13,149

		1,010,175

Road & Rail — 0.4%
CSX Corp.	72,800	2,255,344
J.B. Hunt Transport Services, Inc.	2,800	488,208
Norfolk Southern Corp.	8,000	1,971,360
Old Dominion Freight Line, Inc.	3,165	898,164

SEE NOTES TO FINANCIAL STATEMENTS.

A18

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Road & Rail (cont’d.)
Union Pacific Corp	21,260	$4,402,308

		10,015,384

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.*	55,699	3,607,624
Analog Devices, Inc.	17,947	2,943,846
Applied Materials, Inc.	30,000	2,921,400
ASML Holding NV (Netherlands)	482	262,812
Broadcom, Inc.	14,040	7,850,185
Disco Corp. (Japan)	100	28,502
Enphase Energy, Inc.*	4,700	1,245,312
First Solar, Inc.*	3,400	509,286
Infineon Technologies AG (Germany)	8,252	250,794
Intel Corp.	143,000	3,779,490
KLA Corp.	4,850	1,828,596
Lam Research Corp.	4,690	1,971,207
Microchip Technology, Inc.	19,300	1,355,825
Micron Technology, Inc.	38,000	1,899,240
Monolithic Power Systems, Inc.	1,600	565,776
NVIDIA Corp.	86,360	12,620,650
NXP Semiconductors NV (China)	9,000	1,422,270
ON Semiconductor Corp.*	14,900	929,313
Qorvo, Inc.*	3,607	326,939
QUALCOMM, Inc.	38,700	4,254,678
Renesas Electronics Corp. (Japan)*	8,500	75,125
Skyworks Solutions, Inc.	5,700	519,441
SolarEdge Technologies, Inc.*(a)	2,000	566,540
STMicroelectronics NV (Singapore)	1,466	52,096
SUMCO Corp. (Japan)	13,500	178,856
Teradyne, Inc.	5,600	489,160
Texas Instruments, Inc.	31,500	5,204,430

		57,659,393

Software — 4.0%
Adobe, Inc.*	16,080	5,411,402
ANSYS, Inc.*	3,000	724,770
Autodesk, Inc.*	7,600	1,420,212
Cadence Design Systems, Inc.*	9,400	1,510,016
Ceridian HCM Holding, Inc.*	5,550	356,033
Check Point Software Technologies Ltd. (Israel)*	1,600	201,856
Dassault Systemes SE (France)	2,035	73,178
Fortinet, Inc.*	22,600	1,104,914
Gen Digital, Inc.	20,878	447,416
Intuit, Inc.	9,780	3,806,572
Microsoft Corp.	258,320	61,950,302
Nice Ltd. (Israel)*	66	12,697
Oracle Corp.	53,250	4,352,655
Paycom Software, Inc.*	1,520	471,671
PTC, Inc.*	3,600	432,144
Roper Technologies, Inc	3,580	1,546,882
Sage Group PLC (The) (United Kingdom)	2,208	19,882
Salesforce, Inc.*	34,650	4,594,243
SAP SE (Germany)	237	24,468
ServiceNow, Inc.*	7,050	2,737,304
Synopsys, Inc.*	5,300	1,692,237
Tyler Technologies, Inc.*	1,510	486,839

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
WiseTech Global Ltd. (Australia)	320	$11,006

		93,388,699

Specialty Retail — 1.2%
Advance Auto Parts, Inc.	2,100	308,763
AutoZone, Inc.*	660	1,627,679
Bath & Body Works, Inc.	8,106	341,587
Best Buy Co., Inc.	6,875	551,444
CarMax, Inc.*(a)	5,600	340,984
Fast Retailing Co. Ltd. (Japan)	400	243,413
Home Depot, Inc. (The)	35,450	11,197,237
Industria de Diseno Textil SA (Spain)	10,125	268,931
JD Sports Fashion PLC (United Kingdom)	140,528	213,550
Lowe’s Cos., Inc.	21,500	4,283,660
O’Reilly Automotive, Inc.*	2,190	1,848,426
Ross Stores, Inc.	12,000	1,392,840
TJX Cos., Inc. (The)	40,400	3,215,840
Tractor Supply Co.	3,700	832,389
Ulta Beauty, Inc.*	1,700	797,419
USS Co. Ltd. (Japan)	500	7,933

		27,472,095

Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.	518,140	67,321,930
Hewlett Packard Enterprise Co.	45,448	725,350
HP, Inc.	30,648	823,512
NetApp, Inc.	7,700	462,462
Seagate Technology Holdings PLC(a)	7,100	373,531
Seiko Epson Corp. (Japan)	12,500	181,863
Western Digital Corp.*	11,303	356,610

		70,245,258

Textiles, Apparel & Luxury Goods — 0.3%
Burberry Group PLC (United Kingdom)	874	21,249
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	2,265	293,680
Hermes International (France)	86	133,115
LVMH Moet Hennessy Louis Vuitton SE (France)	598	435,160
NIKE, Inc. (Class B Stock)	43,600	5,101,636
Ralph Lauren Corp.(a)	1,400	147,938
Swatch Group AG (The) (Switzerland)	77	4,004
Tapestry, Inc.	8,300	316,064
VF Corp.(a)	11,300	311,993

		6,764,839

Tobacco — 0.4%
Altria Group, Inc.	63,000	2,879,730
British American Tobacco PLC (United Kingdom)	9,851	389,687
Imperial Brands PLC (United Kingdom)	1,916	47,730
Japan Tobacco, Inc. (Japan)	12,200	245,955
Philip Morris International, Inc.	54,300	5,495,703

		9,058,805

Trading Companies & Distributors — 0.2%
Ashtead Group PLC (United Kingdom)	1,650	93,728

SEE NOTES TO FINANCIAL STATEMENTS.

A19

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Brenntag SE (Germany)	2,571	$163,965
Bunzl PLC (United Kingdom)	700	23,289
Fastenal Co.(a)	20,000	946,400
IMCD NV (Netherlands)	120	17,165
ITOCHU Corp. (Japan)	5,700	178,825
Marubeni Corp. (Japan)	22,800	261,196
Mitsubishi Corp. (Japan)	4,000	129,859
MonotaRO Co. Ltd. (Japan)	600	8,452
Sumitomo Corp. (Japan)	2,400	39,895
Toyota Tsusho Corp. (Japan)	5,300	194,957
United Rentals, Inc.*	2,400	853,008
W.W. Grainger, Inc.	1,600	890,000

		3,800,739

Water Utilities — 0.0%
American Water Works Co., Inc.	6,200	945,004

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	3,300	100,079
T-Mobile US, Inc.*	20,700	2,898,000

		2,998,079

TOTAL COMMON STOCKS (cost $310,231,254)		1,143,954,201

EXCHANGE-TRADED FUNDS — 0.6%
iShares Core S&P 500 ETF	35,000	13,447,350
iShares MSCI EAFE ETF(a)	1,759	115,461

TOTAL EXCHANGE-TRADED FUNDS (cost $11,820,146)		13,562,811

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	75	6,329
Porsche Automobil Holding SE (Germany) (PRFC)	2,929	159,736

		166,065

Banks — 0.0%
Citigroup Capital XIII, 10.785%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40(a)	20,000	568,000

Capital Markets — 0.1%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	30,000	705,300

TOTAL PREFERRED STOCKS (cost $1,435,941)		1,439,365

	Units
RIGHTS* — 0.0%
Health Care Equipment & Supplies
ABIOMED, Inc., expiring 12/31/23^	1,460	—

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 7.5%
Automobiles — 2.0%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25	1,177	$1,165,792
Series 2019-03, Class C
2.320%	07/18/25	2,300	2,258,750
Series 2021-02, Class C
1.010%	01/19/27	900	818,249
Series 2021-03, Class C
1.410%	08/18/27	900	810,363
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class A, 144A
3.350%	09/22/25	2,000	1,932,357
Series 2019-03A, Class A, 144A
2.360%	03/20/26	2,700	2,512,914
Series 2020-01A, Class A, 144A
2.330%	08/20/26	1,300	1,202,956
Series 2021-01A, Class A, 144A
1.380%	08/20/27	2,400	2,089,574
Series 2021-02A, Class A, 144A
1.660%	02/20/28	2,600	2,249,750
Series 2022-01A, Class A, 144A
3.830%	08/21/28	2,900	2,760,694
CarMax Auto Owner Trust,
Series 2021-02, Class C
1.340%	02/16/27	800	723,104
Series 2021-04, Class C
1.380%	07/15/27	600	527,799
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	1,800	1,719,374
Series 2019-01, Class A, 144A
3.520%	07/15/30	3,300	3,235,466
Series 2020-01, Class A, 144A
2.040%	08/15/31	2,500	2,345,087
Series 2020-02, Class A, 144A
1.060%	04/15/33	900	805,869
Series 2021-02, Class B, 144A
1.910%	05/15/34	400	343,751
GM Financial Revolving Receivables Trust,
Series 2021-01, Class B, 144A
1.490%	06/12/34	200	170,308
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	1,300	1,131,462
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	1,500	1,385,826
Series 2022-02A, Class A, 144A
2.330%	06/26/28	3,300	2,892,539
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	4,100	3,935,059
Series 2021-01A, Class B, 144A
1.260%	07/14/28	1,800	1,566,551
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	141	140,823

SEE NOTES TO FINANCIAL STATEMENTS.

A20

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2020-03, Class C
1.120%	01/15/26		797	$789,696
Series 2020-04, Class C
1.010%	01/15/26		690	682,890
Series 2021-02, Class C
0.900%	06/15/26		800	778,229
Series 2021-02, Class D
1.350%	07/15/27		1,700	1,589,400
Series 2021-03, Class C
0.950%	09/15/27		1,400	1,346,582
Series 2021-04, Class C
1.260%	02/16/27		1,900	1,805,979
Series 2022-01, Class C
2.560%	04/17/28		1,100	1,050,878
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27		400	364,135

				47,132,206

Collateralized Loan Obligations — 4.5%
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	07/20/34		2,500	2,434,299
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.495%(c)	01/25/35		500	487,055
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R2, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
4.949%(c)	07/15/29		534	529,729
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
1.978%(c)	04/15/31	EUR	1,750	1,813,402
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.079%(c)	07/15/30		2,735	2,708,037
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	01/20/32		6,750	6,625,061
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.279%(c)	10/17/31		7,000	6,913,738
CVC Cordatus Loan Fund DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.671%(c)	05/22/32	EUR	1,750	1,825,163
Series 14A, Class A2R, 144A
1.250%	05/22/32	EUR	3,800	3,742,485
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		415	410,073

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31	1,000	$986,887
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31	248	245,498
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28	4,733	4,669,598
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
5.713%(c)	04/20/32	7,500	7,404,937
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
5.418%(c)	10/20/31	4,237	4,128,395
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
6.738%(c)	10/20/31	2,000	1,999,362
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)
5.154%(c)	10/15/32	6,000	5,884,286
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.398%(c)	04/21/31	3,459	3,391,726
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.199%(c)	07/15/31	2,500	2,450,087
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.854%(c)	09/01/31	4,000	3,932,240
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)
5.114%(c)	01/15/33	2,500	2,449,159
Octagon Investment Partners 31 Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.293%(c)	07/20/30	2,500	2,465,433
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
5.159%(c)	04/17/31	2,956	2,888,368
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30	742	730,767

SEE NOTES TO FINANCIAL STATEMENTS.

A21

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.343%(c)	07/20/30		4,936	$4,869,357
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.896%(c)	06/20/34		3,750	3,668,495
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
5.563%(c)	10/20/32		2,500	2,479,663
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34		4,750	4,623,937
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
5.443%(c)	07/20/31		1,750	1,719,985
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.533%(c)	07/25/34	EUR	3,000	3,075,950
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
5.703%(c)	07/20/32		7,500	7,345,707
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
4.959%(c)	07/15/27		53	52,905
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31		2,000	1,961,565
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/31		3,750	3,647,460

				104,560,809

Consumer Loans — 0.3%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		1,830	1,775,730
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A
3.840%	05/14/32		360	357,446
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,900	1,659,784
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
4.567%(c)	06/16/36		2,000	1,910,948
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		800	744,943

				6,448,851

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40		1,964	$1,908,992
Series 2018-A, Class A5, 144A
3.610%	03/10/42		500	485,412
Series 2019-A, Class A5, 144A
3.080%	11/12/41		1,600	1,545,099
Series 2019-B, Class A5, 144A
2.290%	11/12/41		1,600	1,460,516

				5,400,019

Other — 0.1%
Home Partners of America Trust,
Series 2021-03, Class A, 144A
2.200%	01/17/41		921	774,953
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24		2,240	2,095,829

				2,870,782

Residential Mortgage-Backed Securities — 0.1%
Countrywide Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	03/25/34		144	139,615
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
5.184%(c)	06/25/34		111	105,649
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
4.686%(c)	04/16/23^	EUR	890	903,007

				1,148,271

Student Loans — 0.3%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42		529	486,329
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44		380	351,541
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46		102	98,047
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42		85	82,943
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43		161	157,566
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		191	185,922
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42		176	174,699
Series 2018-CA, Class A2, 144A
3.520%	06/16/42		171	168,052
Series 2019-CA, Class A2, 144A
3.130%	02/15/68		560	528,469

SEE NOTES TO FINANCIAL STATEMENTS.

A22

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2020-BA, Class A2, 144A
2.120%	01/15/69	592	$537,808
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
4.919%(c)	05/25/70	1,322	1,287,056
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48	475	458,782
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	562	528,297
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	868	806,280
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	546	528,666
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	1,173	1,061,906

			7,442,363

TOTAL ASSET-BACKED SECURITIES (cost $183,703,422)			175,003,301

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.9%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	3,100	2,954,047
BANK,
Series 2021-BN35, Class A3
1.717%	06/15/64	3,500	2,924,079
Series 2021-BN35, Class ASB
2.067%	06/15/64	2,300	1,939,357
Series 2021-BN37, Class A4
2.370%	11/15/64	3,900	3,151,193
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	3,850	3,621,572
Series 2021-C12, Class A4
2.421%	11/15/54	4,500	3,694,562
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	3,600	3,366,534
Series 2021-B24, Class A3
2.010%	03/15/54	2,000	1,713,219
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	5,500	4,111,636
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A3
3.014%	05/10/58	2,090	1,944,490
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	632	615,940
Series 2016-C01, Class A3
2.944%	05/10/49	2,700	2,497,763
Series 2017-P07, Class A3
3.442%	04/14/50	3,721	3,464,283

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2014-CR18, Class A4
3.550%	07/15/47	1,744	$1,688,223
Series 2014-LC17, Class A4
3.648%	10/10/47	3,024	2,919,713
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,482	2,357,787
Series 2017-C08, Class A3
3.127%	06/15/50	3,678	3,302,226
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO
1.346%(cc)	03/25/26	4,302	149,481
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.054%(c)	11/21/35	1,064	989,831
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	2,763	2,646,960
Series 2015-GC34, Class A3
3.244%	10/10/48	4,545	4,289,211
Series 2016-GS03, Class A3
2.592%	10/10/49	3,901	3,541,802
Series 2016-GS04, Class A3
3.178%	11/10/49	3,795	3,497,927
Series 2020-GSA02, Class A4
1.721%	12/12/53	4,150	3,255,602
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	532	510,180
Series 2015-C27, Class A3A1
2.920%	02/15/48	3,978	3,742,187
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A3
3.109%	07/15/50	2,717	2,619,276
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	2,500	2,326,110
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class C, 144A, 1 Month LIBOR + 1.351% (Cap N/A, Floor 1.351%)
5.669%(c)	04/15/38	2,150	2,054,996
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3
3.540%	12/15/48	4,782	4,494,936
Series 2016-BNK02, Class A3
2.791%	11/15/49	2,000	1,815,255
Series 2016-UB11, Class A3
2.531%	08/15/49	6,152	5,530,358
Series 2019-H06, Class A3
3.158%	06/15/52	5,000	4,427,357
Series 2019-H07, Class A2
2.492%	07/15/52	9,400	8,936,949
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	2,318	2,208,716

SEE NOTES TO FINANCIAL STATEMENTS.

A23

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C05, Class A4
3.212%	11/15/50	5,000	$4,606,020
Series 2018-C09, Class A3
3.854%	03/15/51	1,800	1,677,599
Series 2018-C14, Class A3
4.180%	12/15/51	2,708	2,551,156
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49	4,500	4,136,584
Series 2017-C38, Class A4
3.190%	07/15/50	3,185	2,914,419
Series 2019-C49, Class A3
3.749%	03/15/52	7,300	6,932,553
Series 2020-C58, Class A3
1.810%	07/15/53	5,000	3,974,876
Series 2021-C61, Class A3
2.406%	11/15/54	9,000	7,281,733

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $154,019,822)			137,378,698

CORPORATE BONDS — 10.8%
Aerospace & Defense — 0.3%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	1,610	1,463,364
3.300%	03/01/35	1,920	1,423,877
3.900%	05/01/49	1,500	1,057,322
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25	551	534,573
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23	765	763,853
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
5.700%	11/15/54	565	599,175
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	910	872,079

			6,714,243

Agriculture — 0.2%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28(a)	3,190	2,654,996
3.557%	08/15/27	1,365	1,242,951
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	875	759,369

			4,657,316

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	1,649	1,374,778

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26(a)	224	$213,313
Southwest Airlines Co.,
Sr. Unsec’d. Notes
2.625%	02/10/30(a)	1,375	1,137,920
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	590	549,511
4.625%	04/15/29	115	100,362

			3,375,884

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	550	416,463

Auto Manufacturers — 0.3%
Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A
1.625%	12/13/24	3,770	3,505,942
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46	665	511,385
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	200	165,260
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	740	685,700
6.600%	04/01/36	585	573,703
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24	1,700	1,666,521

			7,108,511

Banks — 3.1%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26	800	707,396
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
5.039%(c)	04/12/23	400	399,686
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(a)(oo)	1,145	1,067,214
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	1,805	1,387,766
2.496%(ff)	02/13/31	5,165	4,196,077
3.194%(ff)	07/23/30	1,050	903,671
3.824%(ff)	01/20/28	615	574,134
Sub. Notes, MTN
4.000%	01/22/25	1,700	1,663,983
4.200%	08/26/24	745	733,493
4.450%	03/03/26	4,790	4,692,930
Bank of America NA,
Sub. Notes
6.000%	10/15/36(a)	805	825,332

SEE NOTES TO FINANCIAL STATEMENTS.

A24

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	935	$897,439
3.932%(ff)	05/07/25	320	310,687
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	705	662,195
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26	480	441,296
2.591%(ff)	01/20/28	800	704,010
3.132%(ff)	01/20/33	1,335	1,049,422
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	1,675	1,394,757
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	2,100	1,658,203
3.200%	10/21/26	670	621,066
3.700%	01/12/26	1,610	1,549,118
3.887%(ff)	01/10/28	560	523,389
Sub. Notes
4.450%	09/29/27	1,485	1,418,451
4.750%	05/18/46	440	363,995
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
4.550%	04/17/26	6,000	5,300,510
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	1,100	935,398
3.091%(ff)	05/14/32	560	385,373
4.282%	01/09/28	980	808,993
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26	460	405,525
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26	595	569,108
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27	2,345	2,025,853
3.750%	02/25/26	1,165	1,122,747
3.814%(ff)	04/23/29	440	400,308
3.850%	01/26/27	2,625	2,499,374
Sub. Notes
6.750%	10/01/37	225	239,637
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24	400	391,176
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	540	496,279
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	1,245	1,105,469
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)	230	196,400
Sr. Unsec’d. Notes
2.580%(ff)	04/22/32	1,585	1,268,063
3.782%(ff)	02/01/28	270	252,546
3.964%(ff)	11/15/48	2,240	1,753,620

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.005%(ff)	04/23/29	1,360	$1,259,800
Sub. Notes
3.875%	09/10/24(a)	3,525	3,448,105
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	2,770	2,122,293
3.772%(ff)	01/24/29	1,295	1,185,242
3.875%	01/27/26	550	532,636
4.431%(ff)	01/23/30	455	424,776
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28	1,030	946,719
Sub. Notes, GMTN
4.350%	09/08/26	3,050	2,964,540
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
5.076%(ff)	01/27/30	1,570	1,476,952
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	3,200	2,785,747
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24	1,255	1,236,803
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	2,250	1,967,791
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	2,895	2,394,412

			71,647,905

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	1,220	1,150,183
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31(a)	780	619,124

			1,769,307

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/41	2,840	1,971,290

Building Materials — 0.0%
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30(a)	400	322,000
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	300	269,966

			591,966

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.375%	11/15/42	5	4,134

SEE NOTES TO FINANCIAL STATEMENTS.

A25

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
6.900%	05/15/53	260	$283,626
9.400%	05/15/39	15	19,799
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43	620	547,260
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	875	845,469
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24	600	585,000
6.500%	09/27/28	405	367,133

			2,652,421

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46	875	682,016
7.000%	10/15/37	390	424,923
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	250	204,213
4.875%	01/15/28(a)	735	696,420
5.250%	01/15/30	265	248,882
University of Miami,
Sr. Unsec’d. Notes, Series 2022
4.063%	04/01/52	815	669,162

			2,925,616

Diversified Financial Services — 0.3%
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24	445	422,513
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27	3,485	3,235,563
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	445	433,748
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	1,490	1,148,928
OneMain Finance Corp.,
Gtd. Notes
8.250%	10/01/23	1,100	1,105,807
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25	255	245,545

			6,592,104

Electric — 1.1%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	04/29/28(a)	370	327,866
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	438	333,181

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	530	$566,206
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	335	346,615
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	1,400	1,132,021
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33	300	337,002
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.688%	05/15/29	1,000	879,875
Connecticut Light & Power Co. (The),
First Mortgage, Series A
2.050%	07/01/31	2,290	1,846,545
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39	145	141,958
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38	530	559,404
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	845	821,389
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.250%	07/12/31	1,500	1,093,082
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
3.400%	01/28/30	400	324,825
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	380	401,885
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	140	145,995
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28(a)	2,105	1,984,101
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	575	538,811
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	1,560	1,533,653
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,035	800,802
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31	50	38,257
3.875%	02/15/32	150	113,092
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	225	200,514

SEE NOTES TO FINANCIAL STATEMENTS.

A26

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
2.450%	12/02/27	970	$804,547
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49	465	368,245
PacifiCorp,
First Mortgage
5.350%	12/01/53	2,045	2,045,703
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	785	518,221
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.700%	05/01/28	850	809,789
4.900%	12/15/32	820	821,749
Sr. Sec’d. Notes, MTN
5.800%	05/01/37	515	535,801
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	1,235	959,452
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	1,010	849,334
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47	350	274,811
First Ref. Mortgage, Series C
3.600%	02/01/45	690	496,681
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	495	460,651
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	1,475	1,415,477
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	480	418,273

			25,245,813

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27	600	580,791
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47	1,350	1,039,500

			1,620,291

Entertainment — 0.0%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42	450	346,050
5.141%	03/15/52	650	477,285

			823,335

Foods — 0.3%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.125%	02/01/28	3,000	2,845,672

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Kraft Heinz Foods Co.,
Gtd. Notes
6.500%	02/09/40		1,135	$1,201,871
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		200	176,962
4.375%	01/31/32		600	524,047
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40		535	362,983
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		1,200	1,175,926

				6,287,461

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.500%	08/01/24		207	203,222

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		270	205,629
3.600%	05/01/30		1,600	1,426,502
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29		2,090	1,919,791

				3,551,922

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,125	813,930
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		475	382,830
Medtronic Global Holdings SCA,
Gtd. Notes
2.250%	03/07/39	EUR	300	247,501

				1,444,261

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36		480	510,994
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		885	666,266
4.625%	05/15/42		330	300,179
HCA, Inc.,
Gtd. Notes
5.125%	06/15/39		665	592,788
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		670	568,818

SEE NOTES TO FINANCIAL STATEMENTS.

A27

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
4.375%	01/15/30	425	$368,217
6.125%	06/15/30	225	214,293
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
5.875%	02/15/53(a)	965	1,047,740
6.050%	02/15/63	630	693,723

			4,963,018

Home Builders — 0.0%
KB Home,
Gtd. Notes
4.000%	06/15/31(a)	400	323,150
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	405	389,748
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24	600	595,500

			1,308,398

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.450%	04/01/26	2,010	1,901,910

Insurance — 0.2%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	1,125	792,356
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	701	687,996
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43	165	141,628
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	650	723,795
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	105	87,791
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	1,430	1,181,754
6.850%	12/16/39	122	134,120

			3,749,440

Internet — 0.0%
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
4.450%	08/15/52(a)	530	421,165

Media — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	03/01/23(a)	1,000	996,770
5.500%	05/01/26(a)	500	484,236

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52	500	$315,361
6.384%	10/23/35	1,695	1,655,345
6.484%	10/23/45	1,000	906,256
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	3,695	2,939,740
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31	1,000	695,000
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55	823	495,822
Paramount Global,
Sr. Unsec’d. Notes
5.250%	04/01/44	1,340	1,032,510
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	270	225,502
Walt Disney Co. (The),
Gtd. Notes
7.625%	11/30/28	515	580,187

			10,326,729

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	800	764,149
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	2,415	2,234,933

			2,999,082

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	385	384,808

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	1,270	1,129,304
5.500%	12/01/24	500	498,198

			1,627,502

Oil & Gas — 0.5%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	530	431,167
Sr. Unsec’d. Notes, 144A
3.750%	01/15/30	2,222	1,948,507
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47	850	767,605

SEE NOTES TO FINANCIAL STATEMENTS.

A28

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23(a)		430	$428,490
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		225	210,212
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30		440	398,200
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		350	335,131
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		390	375,570
4.875%	03/30/26		570	523,082
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
6.000%	04/15/30		275	246,100
6.250%	04/15/32		325	279,211
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		400	385,075
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36		1,040	1,061,004
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29	EUR	100	83,682
6.350%	02/12/48		458	278,035
6.490%	01/23/27		346	315,898
6.500%	03/13/27		130	118,138
Gtd. Notes, MTN
6.750%	09/21/47		471	299,970
6.875%	08/04/26(a)		770	731,885
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		1,544	1,364,800
2.250%	07/12/31		545	449,727

				11,031,489

Packaging & Containers — 0.2%
Ball Corp.,
Gtd. Notes
3.125%	09/15/31		300	240,825
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26		3,570	3,187,679
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24		450	440,104

				3,868,608

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.800%	03/15/25		950	926,082

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.250%	11/21/49	1,000	$840,567
4.500%	05/14/35	1,595	1,484,868
4.550%	03/15/35	1,770	1,654,648
4.700%	05/14/45	855	763,759
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,150	1,116,760
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	102	99,446
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39	280	249,627
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	1,870	1,803,845
Sr. Unsec’d. Notes
3.200%	03/15/40	1,555	1,176,287
CVS Health Corp.,
Sr. Unsec’d. Notes
5.125%	07/20/45	985	897,510
5.300%	12/05/43	185	173,274
Mylan, Inc.,
Gtd. Notes
5.400%	11/29/43	590	467,375
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	700	619,793
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	520	348,485

			12,622,326

Pipelines — 0.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
7.875%	05/15/26	525	533,119
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29	2,600	2,506,715
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	45	36,972
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	1,060	888,942
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28	795	767,890
5.000%	05/15/50	990	799,240
6.125%	12/15/45	120	111,277
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	25	24,492
7.500%	06/01/30	25	24,100

SEE NOTES TO FINANCIAL STATEMENTS.

A29

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	1,575	$1,088,786
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	1,140	1,104,680
4.875%	06/01/25	2,275	2,248,785
5.200%	03/01/47	25	21,252
5.500%	02/15/49	700	619,195
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36	130	130,529
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	3,495	2,932,640
4.500%	03/15/50	245	183,815
4.950%	07/13/47	640	519,477
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	80	70,042
4.125%	08/15/31	55	46,888
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	80	66,238
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45	1,100	935,542
5.300%	08/15/52	210	189,174

			15,849,790

Real Estate Investment Trusts (REITs) — 0.2%
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33	945	665,713
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	725	714,889
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	2,420	1,974,841
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	625	429,980
5.000%	10/15/27(a)	275	231,413
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31(a)	2,250	1,951,295

			5,968,131

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28(a)	500	450,625
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29	1,820	1,685,461

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	3,395	$3,315,602
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	200	142,323
3.875%	10/01/31(a)	425	299,830
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	1,020	982,488

			6,876,329

Semiconductors — 0.1%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.187%	11/15/36	3,650	2,634,349

Software — 0.1%
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	1,425	1,085,804
Workday, Inc.,
Sr. Unsec’d. Notes
3.800%	04/01/32(a)	1,845	1,628,240

			2,714,044

Telecommunications — 0.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	346	266,074
3.500%	09/15/53	2,817	1,916,601
3.650%	09/15/59	4	2,708
4.300%	02/15/30	490	460,787
4.500%	05/15/35	1,095	995,920
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30	350	419,563
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27	250	211,797
T-Mobile USA, Inc.,
Gtd. Notes
2.550%	02/15/31	965	786,404
3.875%	04/15/30	5,500	4,992,491
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	1,515	1,246,841
2.650%	11/20/40	1,095	739,142
4.016%	12/03/29	1,365	1,277,439

			13,315,767

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	735	774,839
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	690	736,375

SEE NOTES TO FINANCIAL STATEMENTS.

A30

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	120	$120,984

			1,632,198

TOTAL CORPORATE BONDS (cost $287,289,569)			253,794,414

MUNICIPAL BONDS — 0.4%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	180	166,736

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,305	1,502,478
Taxable, Revenue Bonds
2.574%	04/01/31	415	362,366
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,250	1,516,791
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	350	424,637
7.625%	03/01/40	205	258,064

			4,064,336

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	565	608,422

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	970	1,080,758

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,000	1,236,722

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,050	1,085,385

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	415	419,612
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	275	275,582

			695,194

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	425	455,219

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	505	$507,792

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	355	261,952

TOTAL MUNICIPAL BONDS (cost $9,380,780)			10,162,516

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.6%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	10	9,323
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
2.543%(cc)	02/25/35	41	38,696
Bellemeade Re Ltd.,
Series 2021-02A, Class M1A, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 1.200%)
5.128%(c)	06/25/31	1,400	1,386,225
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
4.928%(c)	09/25/31	1,500	1,421,378
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
4.928%(c)	09/25/31	944	931,434
Series 2022-01, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)
5.678%(c)	01/26/32	2,270	2,239,529
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
3.492%(cc)	02/25/37	76	72,134
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	516	482,090
Eagle Re Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
5.478%(c)	04/25/34	3,641	3,619,504
Fannie Mae REMIC,
Series 2014-73, Class CZ
3.000%	11/25/44	2,582	2,245,929
Series 2020-24, Class SP, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.661%(c)	04/25/50	810	91,244
Series 2021-03, Class JI, IO
2.500%	02/25/51	2,387	318,328
Series 2022-51, Class PS, IO, 30 Day Average SOFR + 5.950% (Cap 5.950%, Floor 0.000%)
2.022%(c)	08/25/52	1,903	129,701
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
6.528%(c)	11/25/50	1,251	1,248,646

SEE NOTES TO FINANCIAL STATEMENTS.

A31

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
9.639%(c)	09/25/50	155	$158,293
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	10/25/33	2,005	1,965,851
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
5.578%(c)	01/25/34	170	167,989
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
4.778%(c)	09/25/41	4,287	4,092,534
Series 2022-DNA01, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
4.928%(c)	01/25/42	1,126	1,097,384
Freddie Mac REMIC,
Series 4117, Class ZC
3.000%	10/15/42	2,269	2,011,804
Series 4535, Class PA
3.000%	03/15/44	371	347,631
Series 4680, Class GZ
3.500%	03/15/47	1,216	1,054,079
Series 5021, Class SB, IO, 30 Day Average SOFR + 3.550% (Cap 3.550%, Floor 0.000%)
0.000%(c)	10/25/50	1,949	66,170
Series 5023, Class IO, IO
2.000%	10/25/50	911	106,154
Series 5222, Class SA, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	312	5,383
Government National Mortgage Assoc.,
Series 2019-69, Class KB
3.000%	06/20/49	2,400	1,905,115
Series 2021-165, Class ST, IO, 1 Month LIBOR + 3.360% (Cap 0.020%, Floor 0.000%)
0.000%(c)	01/20/50	468	154
Series 2021-177, Class SB, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	10/20/51	2,105	33,307
Series 2021-205, Class DS, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	11/20/51	3,469	54,972
Series 2022-046, Class S, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	833	14,093
Series 2022-051, Class SC, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	3,832	59,337
Series 2022-066, Class SB, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	1,300	25,113
Series 2022-068, Class SP, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	1,010	18,292

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-078, Class MS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	04/20/52	3,331	$49,207
Series 2022-078, Class SB, IO, 30 Day Average SOFR + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	2,229	40,057
Series 2022-093, Class GS, IO, 30 Day Average SOFR + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52	742	10,943
Series 2022-126, Class CS, IO, 30 Day Average SOFR + 3.760% (Cap 3.760%, Floor 0.000%)
0.000%(c)	07/20/52	4,445	47,686
Series 2022-133, Class SA, IO, 30 Day Average SOFR + 3.950% (Cap 3.950%, Floor 0.000%)
0.124%(c)	07/20/52	1,630	25,946
Series 2022-148, Class DS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52	1,635	20,966
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
6.039%(c)	05/25/29	116	114,092
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.250% (Cap N/A, Floor 0.000%)
5.178%(c)	01/25/34	375	374,024
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
3.939%(cc)	07/25/35	24	23,459
Legacy Mortgage Asset Trust,
Series 2021-GS01, Class A1, 144A
1.892%	10/25/66	240	219,389
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60	1,819	1,592,362
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	288	278,625
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	01/25/48	167	160,484
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.939%(c)	07/25/28	103	103,192
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
5.528%(c)	04/25/34	2,700	2,642,922
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
7.287%(c)	02/27/24	1,767	1,687,629
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	784	738,931

SEE NOTES TO FINANCIAL STATEMENTS.

A32

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.780%(cc)	02/25/34		65		$60,321
TFS (Spain),
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—(r	)	1,145
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
3.773%(c)	02/25/57		455		450,417
Series 2020-04, Class A1, 144A
1.750%	10/25/60		586		517,801

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $39,623,155)					36,577,414

SOVEREIGN BONDS — 0.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		2,420		2,310,344
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		465		390,542
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	01/28/26		220		206,498
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		745		689,497
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400		379,732
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	1,510		1,469,693
3.375%	07/30/25	EUR	1,200		1,271,935
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.375%	10/31/23		200		197,489
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23		1,000		976,847
3.000%	03/12/24		200		195,528
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/16/50		340		256,445
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		514		424,950
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		665		664,917
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
3.250%	06/01/23		600		594,944

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50	395	$389,470

TOTAL SOVEREIGN BONDS (cost $11,060,974)			10,418,831

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.3%
Federal Home Loan Bank
5.500%	07/15/36	850	934,469
Federal Home Loan Mortgage Corp.
1.500%	11/01/50	1,251	966,863
2.000%	01/01/32	376	342,493
2.000%	02/01/36	936	834,769
2.000%	06/01/40	744	633,720
2.000%	10/01/40	1,237	1,053,534
2.000%	09/01/50	2,835	2,318,459
2.000%	03/01/51	921	752,201
2.000%	07/01/51	2,701	2,203,833
2.000%	09/01/51	482	395,341
2.000%	10/01/51	488	397,400
2.500%	03/01/30	198	185,507
2.500%	03/01/51	675	579,636
2.500%	04/01/51	5,603	4,759,092
2.500%	05/01/51	2,550	2,163,036
2.500%	08/01/51	485	412,059
2.500%	08/01/51	2,649	2,249,064
2.500%	09/01/51	1,868	1,585,583
2.500%	09/01/51	4,509	3,828,604
2.500%	12/01/51	1,000	846,723
2.500%	12/01/51	2,895	2,450,585
3.000%	10/01/28	135	129,916
3.000%	06/01/29	299	287,897
3.000%	01/01/37	84	78,121
3.000%	06/01/42	139	126,217
3.000%	10/01/42	340	309,542
3.000%	01/01/43	320	291,559
3.000%	07/01/43	863	785,874
3.000%	11/01/49	1,142	1,009,446
3.000%	02/01/50	1,425	1,260,530
3.000%	05/01/50	296	260,876
3.000%	06/01/51	1,711	1,506,627
3.000%	01/01/52	1,000	877,986
3.000%	02/01/52	2,526	2,230,910
3.000%	02/01/52	3,882	3,408,333
3.000%	06/01/52	5,344	4,692,813
3.500%	06/01/42	146	136,649
3.500%	01/01/47	238	221,173
3.500%	02/01/47	401	372,866
3.500%	05/01/52	1,503	1,367,134
3.500%	06/01/52	2,993	2,719,556
4.000%	06/01/26	118	114,809
4.000%	09/01/26	43	41,871
4.000%	11/01/37	4,839	4,722,359
4.000%	03/01/38	166	157,584
4.000%	10/01/39	268	257,605
4.000%	09/01/40	323	310,463
4.000%	12/01/40	156	149,810
4.000%	10/01/41	132	126,728

SEE NOTES TO FINANCIAL STATEMENTS.

A33

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	01/01/42	48	$46,200
4.000%	04/01/52	953	901,528
4.500%	02/01/39	37	36,541
4.500%	09/01/39	56	55,613
4.500%	10/01/39	486	482,483
4.500%	12/01/39	50	49,801
4.500%	07/01/41	64	62,702
4.500%	07/01/41	1,069	1,060,931
4.500%	08/01/41	103	101,653
4.500%	08/01/41	106	103,137
4.500%	08/01/41	169	166,690
4.500%	10/01/41	97	95,171
4.500%	12/01/47	92	90,789
4.500%	08/01/48	192	188,211
5.000%	05/01/34	12	11,888
5.000%	05/01/34	137	139,904
5.000%	10/01/35	3	3,157
5.000%	07/01/37	178	182,401
5.000%	05/01/39	27	27,671
5.000%	10/01/52	1,506	1,485,417
5.000%	11/01/52	990	975,980
5.500%	12/01/33	30	30,414
5.500%	01/01/34	28	28,622
5.500%	06/01/34	38	38,132
5.500%	07/01/34	88	90,726
5.500%	05/01/37	24	25,186
5.500%	02/01/38	186	193,431
5.500%	05/01/38	20	21,071
5.500%	07/01/38	50	52,202
6.000%	03/01/32	115	116,926
6.000%	12/01/33	22	21,904
6.000%	11/01/36	24	24,650
6.000%	01/01/37	17	17,282
6.000%	05/01/37	11	11,176
6.000%	02/01/38	2	1,881
6.000%	08/01/39	28	29,346
6.750%	03/15/31	550	647,143
7.000%	05/01/31	3	2,739
7.000%	06/01/31	11	10,780
7.000%	08/01/31	88	90,191
7.000%	10/01/31	5	5,336
Federal National Mortgage Assoc.
1.500%	02/01/42	480	388,088
1.500%	11/01/50	3,294	2,545,265
1.500%	12/01/50	3,463	2,675,551
2.000%	08/01/31	366	332,521
2.000%	02/01/41	1,574	1,340,107
2.000%	05/01/41(k)	3,469	2,954,553
2.000%	08/01/50	1,160	950,372
2.000%	10/01/50	6,559	5,377,066
2.000%	11/01/50	1,576	1,289,113
2.000%	03/01/51	3,178	2,595,468
2.000%	05/01/51	2,821	2,302,516
2.000%	08/01/51	987	805,627
2.000%	10/01/51	2,973	2,424,169
2.500%	10/01/43	337	290,329
2.500%	12/01/46	710	612,442
2.500%	03/01/50	692	591,273

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	08/01/50	2,454	$2,087,867
2.500%	02/01/51	1,336	1,132,420
2.500%	02/01/51	1,620	1,373,434
2.500%	03/01/51	1,625	1,377,252
2.500%	04/01/51	2,822	2,397,611
2.500%	08/01/51	958	813,306
2.500%	08/01/51	1,468	1,246,423
2.500%	09/01/51	1,012	858,845
2.500%	10/01/51	526	445,982
2.500%	11/01/51	2,441	2,072,203
2.500%	12/01/51	3,997	3,407,153
2.500%	02/01/52	482	410,663
2.500%	02/01/52	500	423,464
2.500%	03/01/52	499	422,804
2.500%	03/01/52	1,810	1,535,930
2.500%	04/01/52	186	157,487
2.500%	05/01/52	1,436	1,224,029
3.000%	TBA(tt)	3,000	2,632,108
3.000%	02/01/27	456	440,809
3.000%	08/01/30	434	411,872
3.000%	11/01/36	648	601,002
3.000%	12/01/42	581	528,555
3.000%	03/01/43	117	106,596
3.000%	11/01/46	417	374,103
3.000%	01/01/47	621	554,160
3.000%	02/01/47	660	590,254
3.000%	03/01/47	347	310,125
3.000%	06/01/49	15	12,876
3.000%	12/01/49	1,299	1,149,472
3.000%	01/01/50	482	425,972
3.000%	02/01/50	492	434,882
3.000%	02/01/50	2,671	2,363,707
3.000%	03/01/50	271	239,237
3.000%	04/01/51	121	106,567
3.000%	05/01/51	2,225	1,962,050
3.000%	11/01/51	114	99,852
3.000%	02/01/52	765	671,712
3.000%	03/01/52	951	838,912
3.000%	04/01/52	486	427,132
3.000%	04/01/52	975	861,244
3.000%	04/01/52	1,500	1,316,275
3.500%	07/01/31	345	335,736
3.500%	02/01/33	845	816,789
3.500%	06/01/39	258	241,171
3.500%	01/01/42	1,527	1,428,921
3.500%	05/01/42	777	727,322
3.500%	07/01/42	403	377,021
3.500%	08/01/42	153	143,125
3.500%	08/01/42	391	366,343
3.500%	09/01/42	222	207,869
3.500%	09/01/42	810	758,086
3.500%	11/01/42	110	102,728
3.500%	03/01/43	1,254	1,173,553
3.500%	04/01/43	242	226,805
3.500%	04/01/43	354	330,784
3.500%	01/01/46	632	592,989
3.500%	07/01/46	448	415,940
3.500%	11/01/46	522	484,184

SEE NOTES TO FINANCIAL STATEMENTS.

A34

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	09/01/47	271	$251,155
3.500%	01/01/48	2,292	2,125,716
3.500%	05/01/48	463	428,146
3.500%	06/01/48	463	428,781
3.500%	07/01/48	276	255,496
3.500%	03/01/49	5,420	5,022,388
3.500%	05/01/49	402	370,532
3.500%	06/01/49	226	209,800
3.500%	02/01/52	2,946	2,680,273
3.500%	03/01/52	991	908,028
3.500%	03/01/52	1,910	1,736,016
3.500%	06/01/52	997	905,819
3.500%	07/01/52	6,939	6,307,374
4.000%	TBA	500	487,323
4.000%	10/01/41	1,001	961,514
4.000%	09/01/44	677	648,250
4.000%	10/01/46	251	238,519
4.000%	02/01/47	126	119,990
4.000%	09/01/47	426	406,213
4.000%	11/01/47	295	282,245
4.000%	11/01/47	594	568,568
4.000%	03/01/49	2,726	2,599,495
4.000%	04/01/52	488	457,787
4.000%	05/01/52	1,471	1,380,315
4.000%	06/01/52	966	906,280
4.500%	TBA	32,000	30,792,202
4.500%	07/01/33	21	20,754
4.500%	08/01/33	23	22,846
4.500%	09/01/33	51	49,576
4.500%	10/01/33	3	2,637
4.500%	10/01/33	19	18,385
4.500%	10/01/33	55	54,585
4.500%	01/01/35	1	689
4.500%	07/01/39	403	398,454
4.500%	08/01/39	558	550,825
4.500%	03/01/41	184	182,145
4.500%	11/01/47	967	949,195
4.500%	01/01/49	152	148,734
5.000%	TBA(tt)	2,000	1,970,443
5.000%	03/01/34	112	113,949
5.000%	06/01/35	40	40,551
5.000%	07/01/35	53	54,183
5.000%	09/01/35	44	44,492
5.000%	11/01/35	55	56,627
5.000%	02/01/36	49	49,654
5.000%	05/01/36	24	24,809
5.000%	09/01/52	494	487,311
5.500%	TBA(tt)	2,000	2,004,933
5.500%	09/01/33	95	97,483
5.500%	10/01/33	45	45,740
5.500%	12/01/33	27	27,847
5.500%	01/01/34	1	594
5.500%	12/01/34	93	96,355
5.500%	10/01/35	197	198,522
5.500%	03/01/36	44	44,595
5.500%	05/01/36	88	90,269
5.500%	04/01/37	44	46,077
6.000%	TBA(tt)	3,000	3,044,268

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	04/01/33	7		$7,513
6.000%	06/01/33	3		2,777
6.000%	10/01/33	173		176,760
6.000%	11/01/33	2		1,987
6.000%	11/01/33	8		7,953
6.000%	11/01/33	40		40,318
6.000%	01/01/34	180		184,791
6.000%	02/01/34	33		34,161
6.000%	03/01/34	17		17,393
6.000%	03/01/34	21		21,354
6.000%	07/01/34	119		122,158
6.000%	08/01/34	1		516
6.000%	10/01/34	2		1,931
6.000%	11/01/34	2		2,240
6.000%	11/01/34	7		7,048
6.000%	01/01/35	46		47,137
6.000%	01/01/35	87		87,892
6.000%	02/01/35	34		34,564
6.000%	02/01/35	114		117,830
6.000%	03/01/35	1		882
6.000%	04/01/35	—(r	)	446
6.000%	07/01/36	17		17,707
6.000%	02/01/37	36		38,047
6.000%	05/01/37	14		14,215
6.000%	06/01/37	—(r	)	280
6.000%	08/01/37	7		6,960
6.000%	09/01/37	—(r	)	200
6.000%	10/01/37	26		27,075
6.000%	05/01/38	31		31,954
6.000%	06/01/38	1		740
6.500%	07/01/32	26		26,832
6.500%	09/01/32	1		1,306
6.500%	09/01/32	34		34,592
6.500%	09/01/32	35		35,762
6.500%	09/01/32	44		45,325
6.500%	04/01/33	41		42,255
6.500%	11/01/33	18		18,731
6.500%	01/01/34	19		19,266
6.500%	09/01/34	41		41,759
6.500%	09/01/36	40		42,533
6.500%	10/01/36	11		11,264
6.500%	01/01/37	35		36,100
6.500%	01/01/37	53		54,009
6.625%	11/15/30	1,140		1,329,773
7.000%	02/01/32	9		9,350
7.000%	05/01/32	9		9,232
7.000%	06/01/32	9		9,336
7.000%	07/01/32	29		29,841
7.125%	01/15/30(k)	3,195		3,775,528
Government National Mortgage Assoc.
2.000%	03/20/51	782		658,666
2.000%	07/20/51	475		398,178
2.000%	10/20/51	686		576,666
2.500%	TBA	7,000		6,064,506
2.500%	03/20/43	135		119,156
2.500%	12/20/46	240		211,452
2.500%	05/20/51	399		346,699
2.500%	08/20/51	699		606,874

SEE NOTES TO FINANCIAL STATEMENTS.

A35

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	11/20/51	455	$394,600
2.500%	03/20/52	5,511	4,776,399
2.500%	05/20/52	5,000	4,331,335
3.000%	TBA	11,000	9,791,999
3.000%	12/20/44	89	81,125
3.000%	03/15/45	242	216,496
3.000%	11/20/45	274	248,932
3.000%	03/20/46	562	510,323
3.000%	07/20/46	1,421	1,287,976
3.000%	08/20/46	378	341,464
3.000%	10/20/46	329	297,860
3.000%	04/20/47	463	417,235
3.000%	12/20/49	157	141,443
3.000%	01/20/50	929	835,069
3.000%	06/20/51	679	607,362
3.000%	10/20/51	1,423	1,271,467
3.000%	12/20/51	2,791	2,493,787
3.000%	04/20/52	971	865,545
3.500%	12/20/42	540	509,134
3.500%	05/20/43	165	155,533
3.500%	04/20/45	474	443,281
3.500%	07/20/46	1,716	1,600,521
3.500%	07/20/48	1,333	1,241,282
3.500%	11/20/48	437	406,260
3.500%	06/20/49	1,643	1,517,019
3.500%	09/20/52	6,467	5,942,517
4.000%	06/15/40	31	30,161
4.000%	05/20/41	28	26,583
4.000%	12/20/42	307	296,485
4.000%	08/20/44	111	106,944
4.000%	11/20/45	212	204,242
4.000%	12/20/45	579	558,549
4.000%	09/20/47	1,584	1,524,717
4.000%	02/20/49	574	549,046
4.000%	01/20/50	226	215,689
4.500%	04/15/40	180	178,786
4.500%	01/20/41	209	208,748
4.500%	02/20/41	327	325,949
4.500%	03/20/41	164	163,984
4.500%	06/20/44	242	244,196
4.500%	09/20/46	198	194,309
4.500%	11/20/46	257	258,368
4.500%	03/20/47	139	137,703
4.500%	05/20/48	225	221,219
4.500%	08/20/48	398	390,759
5.000%	TBA	500	495,365
5.000%	10/20/37	59	59,613
5.000%	04/20/45	280	284,281
5.500%	TBA	3,500	3,516,289
5.500%	08/15/33	113	114,938
5.500%	08/15/33	149	151,708
5.500%	09/15/33	34	34,284
5.500%	12/15/33	8	7,962
5.500%	03/15/34	98	99,748
5.500%	12/15/34	183	191,488
5.500%	07/15/35	31	31,932
5.500%	04/15/36	27	27,750
5.500%	09/20/52	5,992	6,033,910

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	04/15/33	4		$4,479
6.000%	12/15/33	64		65,739
6.000%	01/15/34	18		18,312
6.000%	01/15/34	18		18,689
6.000%	01/15/34	34		35,540
6.000%	06/20/34	57		59,977
6.000%	07/15/34	42		44,794
6.500%	10/15/23	—(r	)	89
6.500%	12/15/23	—(r	)	281
6.500%	01/15/24	—(r	)	91
6.500%	01/15/24	1		836
6.500%	01/15/24	2		1,943
6.500%	01/15/24	2		2,276
6.500%	01/15/24	2		2,428
6.500%	01/15/24	7		6,876
6.500%	02/15/24	—(r	)	234
6.500%	02/15/24	—(r	)	387
6.500%	02/15/24	1		1,017
6.500%	02/15/24	1		1,273
6.500%	02/15/24	1		1,331
6.500%	03/15/24	—(r	)	11
6.500%	03/15/24	—(r	)	259
6.500%	04/15/24	—(r	)	104
6.500%	04/15/24	—(r	)	403
6.500%	04/15/24	—(r	)	417
6.500%	04/15/24	1		540
6.500%	04/15/24	2		2,084
6.500%	04/15/24	2		2,084
6.500%	05/15/24	1		600
6.500%	05/15/24	1		1,029
6.500%	05/15/24	2		2,291
6.500%	10/15/24	2		2,085
6.500%	11/15/28	2		2,549
6.500%	08/15/31	3		2,863
6.500%	12/15/31	5		5,524
6.500%	02/15/32	18		18,026
6.500%	06/15/32	10		10,582
6.500%	07/15/32	18		18,467
6.500%	08/15/32	3		3,182
6.500%	08/15/32	3		3,549
6.500%	08/15/32	6		6,551
6.500%	08/15/32	21		21,775
6.500%	08/15/32	102		105,761
6.500%	08/15/34	19		19,522
6.500%	06/15/35	18		18,909
6.500%	09/15/36	20		20,817
8.000%	01/15/24	1		1,217
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	200		157,003
7.125%	05/01/30	510		595,169

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $306,014,589)				287,552,610

U.S. TREASURY OBLIGATIONS — 1.8%
U.S. Treasury Bonds
2.000%	11/15/41	15,220		10,887,056
2.250%	05/15/41(h)	12,770		9,601,444
2.375%	02/15/42	12,375		9,455,273

SEE NOTES TO FINANCIAL STATEMENTS.

A36

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.500%	05/15/46	1,485	$1,112,590
2.875%	05/15/52	3,105	2,500,495
3.000%	08/15/52	1,805	1,496,458
U.S. Treasury Notes
2.375%	03/31/29	705	641,715
U.S. Treasury Strips Coupon
1.760%(s)	08/15/40	830	394,056
2.000%(s)	08/15/39	360	178,819
2.378%(s)	11/15/43	3,600	1,468,406
2.941%(s)	11/15/41	7,520	3,347,575

TOTAL U.S. TREASURY OBLIGATIONS (cost $52,249,052)			41,083,887

TOTAL LONG-TERM INVESTMENTS (cost $1,366,828,704)			2,110,928,048

		Shares

SHORT-TERM INVESTMENTS — 13.4%
AFFILIATED MUTUAL FUNDS — 13.3%
PGIM Core Ultra Short Bond Fund(wa)		265,991,591	265,991,591
PGIM Institutional Money Market Fund (cost $46,062,431; includes $45,874,955 of cash collateral for securities on loan)(b)(wa)		46,168,616	46,145,531

TOTAL AFFILIATED MUTUAL FUNDS (cost $312,054,022)			312,137,122

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills 4.275%	03/16/23	1,230	1,219,565

(cost $1,219,309)
TOTAL SHORT-TERM INVESTMENTS (cost $313,273,331)			313,356,687

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—103.7% (cost $1,680,102,035)			2,424,284,735

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $0)			(149)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—103.7% (cost $1,680,102,035)			2,424,284,586

Liabilities in excess of other assets(z) — (3.7)%			(85,967,481)

NET ASSETS — 100.0%			$2,338,317,105

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $905,736 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $44,951,956; cash collateral of $45,874,955 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 10,000,000 is 0.4% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A37

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	01/12/23	(1,000)	$(846,514)
Federal National Mortgage Assoc.	4.000%	TBA	01/12/23	(1,000)	(937,660)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $1,810,703)					$(1,784,174)

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	9,100	$(149)

(premiums received $0)

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	10,800	$2,586	$(50,334)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	9,270	18,322	(16,318)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	12,950	60,188	19,524

Total Centrally Cleared Swaptions (cost $128,223)							$81,096	$(47,128)

Options Written:

Centrally Cleared Swaptions

Description	Call/Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	10,800	$(41,872)	$(19,192)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	9,270	(16,384)	3,854
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	12,950	(12,083)	15,112
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	10,800	(869)	24,511
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	9,270	(5,085)	8,664
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	12,950	(17,747)	(6,092)

Total Centrally Cleared Swaptions (premiums received $120,897)							$(94,040)	$26,857

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
227	2 Year U.S. Treasury Notes	Mar. 2023	$46,552,735	$45,949
316	5 Year U.S. Treasury Notes	Mar. 2023	34,105,782	(369,614)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
342	10 Year U.S. Treasury Notes	Mar. 2023	$38,405,533	$(530,223)
86	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	11,550,875	(212,003)
5	Mini MSCI EAFE Index	Mar. 2023	487,350	(8,476)
86	S&P 500 E-Mini Index	Mar. 2023	16,602,300	(464,197)

				(1,538,564)

Short Positions:
23	5 Year Euro-Bobl	Mar. 2023	2,849,805	91,540
11	10 Year Euro-Bund	Mar. 2023	1,565,244	104,400
25	10 Year U.S. Ultra Treasury Notes	Mar. 2023	2,957,031	18,974
412	20 Year U.S. Treasury Bonds	Mar. 2023	51,641,625	295,718
14	Euro Schatz Index	Mar. 2023	1,579,856	19,396

				530,028

				$(1,008,536)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/19/23	HSBC	CAD	429	$310,865	$316,887	$—	$(6,022)
Euro,
Expiring 01/12/23	BNP	EUR	15,430	15,993,843	16,532,202	—	(538,359)

				$16,304,708	$16,849,089	$—	$(544,381)

Credit default swap agreement outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/23	0.250%(M)	5,100	*	$1,733	$(35)	$1,768	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Credit Suisse Group AG	06/20/26	1.000%(Q)	2,000	$171,504	$115,683	$55,821	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	2,000	171,503	112,839	58,664	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	2,000	171,504	126,934	44,570	BARC

				$514,511	$355,456	$159,055

SEE NOTES TO FINANCIAL STATEMENTS.

A39

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Credit default swap agreement outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	22,520	$(97,932)	$(186,992)	$(89,060)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps(Q)/ 3.830%	JPM	03/20/23	(4,897)	$(329,975)	$—	$(329,975)
U.S. Treasury Bond(T)	1 Day USOIS +9bps(T)/ 4.420%	JPM	01/18/23	6,655	39,220	—	39,220
U.S. Treasury Bond(T)	1 Day USOIS +6bps(T)/ 4.390%	GSI	01/19/23	12,240	116,052	—	116,052
U.S. Treasury Bond(T)	1 Day USOIS +10bps(T)/ 4.430%	JPM	01/23/23	11,775	331,454	—	331,454

SEE NOTES TO FINANCIAL STATEMENTS.

A40

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Total return swap agreements outstanding at December 31, 2022 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
OTC Total Return Swap Agreements (cont’d.):
U.S. Treasury Bond(T)	1 Day USOIS +12bps(T)/ 4.450%	JPM	01/26/23	10,220	$448,783	$—	$448,783
U.S. Treasury Bond(T)	1 Day USOIS +6bps(T)/4.390%	GSI	01/27/23	16,755	348,063	—	348,063
U.S. Treasury Bond(T)	1 Day USOIS +15bps(T)/ 4.480%	BOA	02/10/23	19,230	600,928	—	600,928
U.S. Treasury Bond(T)	1 Day USOIS +13bps(T)/ 4.460%	JPM	02/23/23	13,010	14,571	—	14,571

					$1,569,096	$—	$1,569,096

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$355,456	$(35)	$2,059,894	$(329,975)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$2,218,888
GS	—	1,219,565

Total	$—	$3,438,453

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$1,114,034,287	$29,919,914	$—
Exchange-Traded Funds	13,562,811	—	—
Preferred Stocks	1,273,300	166,065	—
Rights	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A41

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities
Automobiles	$—	$47,132,206	$—
Collateralized Loan Obligations	—	104,560,809	—
Consumer Loans	—	6,448,851	—
Equipment	—	5,400,019	—
Other	—	2,870,782	—
Residential Mortgage-Backed Securities	—	245,264	903,007
Student Loans	—	7,442,363	—
Corporate Bonds	—	253,794,414	—
Commercial Mortgage-Backed Securities	—	137,378,698	—
Municipal Bonds	—	10,162,516	—
Residential Mortgage-Backed Securities	—	36,576,269	1,145
Sovereign Bonds	—	10,418,831	—
U.S. Government Agency Obligations	—	287,552,610	—
U.S. Treasury Obligations	—	41,083,887	—
Short-Term Investments
Affiliated Mutual Funds	312,137,122	—	—
U.S. Treasury Obligation	—	1,219,565	—

Total	$1,441,007,520	$982,373,063	$904,152

Liabilities
Option Written	$—	$—	$(149)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$19,524	$—
Centrally Cleared Swaptions Written	—	52,141	—
Futures Contracts	575,977	—	—
OTC Credit Default Swap Agreements	—	514,511	1,733
OTC Total Return Swap Agreements	—	1,899,071	—

Total	$575,977	$2,485,247	$1,733

Liabilities
Forward Commitment Contracts	$—	$(1,784,174)	$—
Centrally Cleared Swaptions Purchased	—	(66,652)	—
Centrally Cleared Swaptions Written	—	(25,284)	—
Futures Contracts	(1,584,513)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(544,381)	—
Centrally Cleared Credit Default Swap Agreement	—	(89,060)	—
OTC Total Return Swap Agreement	—	(329,975)	—

Total	$(1,584,513)	$(2,839,526)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts and centrally cleared swaptions, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	13.3%
U.S. Government Agency Obligations	12.3
Commercial Mortgage-Backed Securities	5.9
Banks	5.0
Collateralized Loan Obligations	4.5

Software	4.1%
Pharmaceuticals	3.0
Technology Hardware, Storage & Peripherals	3.0
Automobiles	2.7
Semiconductors & Semiconductor Equipment	2.5
Oil, Gas & Consumable Fuels	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

A42

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

IT Services	2.2%
Interactive Media & Services	1.9
U.S. Treasury Obligations	1.9
Health Care Providers & Services	1.8
Residential Mortgage-Backed Securities	1.7
Capital Markets	1.6
Insurance	1.4
Health Care Equipment & Supplies	1.3
Equity Real Estate Investment Trusts (REITs)	1.3
Biotechnology	1.3
Aerospace & Defense	1.2
Specialty Retail	1.2
Internet & Direct Marketing Retail	1.2
Diversified Financial Services	1.1
Electric	1.1
Chemicals	1.0
Electric Utilities	1.0
Beverages	1.0
Hotels, Restaurants & Leisure	1.0
Machinery	0.9
Life Sciences Tools & Services	0.9
Media	0.8
Household Products	0.8
Food & Staples Retailing	0.8
Pipelines	0.7
Entertainment	0.6
Food Products	0.6
Exchange-Traded Funds	0.6
Telecommunications	0.6
Industrial Conglomerates	0.5
Oil & Gas	0.5
Diversified Telecommunication Services	0.5
Multi-Utilities	0.5
Sovereign Bonds	0.4
Municipal Bonds	0.4
Communications Equipment	0.4
Road & Rail	0.4
Tobacco	0.4
Student Loans	0.3
Electronic Equipment, Instruments & Components	0.3
Auto Manufacturers	0.3
Retail	0.3
Air Freight & Logistics	0.3
Textiles, Apparel & Luxury Goods	0.3
Electrical Equipment	0.3
Metals & Mining	0.3
Consumer Loans	0.3
Foods	0.3
Real Estate Investment Trusts (REITs)	0.2
Consumer Finance	0.2
Airlines	0.2
Commercial Services & Supplies	0.2
Multiline Retail	0.2
Equipment	0.2
Building Products	0.2
Healthcare-Services	0.2
Energy Equipment & Services	0.2
Agriculture	0.2

Professional Services	0.2%
Packaging & Containers	0.2
Household Durables	0.2
Trading Companies & Distributors	0.2
Gas	0.1
Containers & Packaging	0.1
Miscellaneous Manufacturing	0.1
Wireless Telecommunication Services	0.1
Commercial Services	0.1
Other	0.1
Personal Products	0.1
Semiconductors	0.1
Housewares	0.1
Distributors	0.1
Transportation	0.1
Office/Business Equipment	0.1
Engineering & Construction	0.1
Construction Materials	0.1
Healthcare-Products	0.1
Auto Components	0.1
Construction & Engineering	0.1
Home Builders	0.0	*
Real Estate Management & Development	0.0	*
Water Utilities	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Building Materials	0.0	*
Gas Utilities	0.0	*
Internet	0.0	*
Apparel	0.0	*
Multi-National	0.0	*
Leisure Products	0.0	*
Marine	0.0	*
Forest Products & Paper	0.0	*
Paper & Forest Products	0.0	*

	103.7
Option Written	(0.0	)*
Liabilities in excess of other assets	(3.7)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A43

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps and swaptions	$71,665	*	Due from/to broker-variation margin swaps and swaptions	$180,996	*
Credit contracts	Premiums paid for OTC swap agreements	355,456		Premiums received for OTC swap agreements	35
Credit contracts	—	—		Options written outstanding, at value	149
Credit contracts	Unrealized appreciation on OTC swap agreements	160,823		—	—
Equity contracts	—	—		Due from/to broker-variation margin futures	472,673	*
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	544,381
Interest rate contracts	Due from/to broker-variation margin futures	575,977	*	Due from/to broker-variation margin futures	1,111,840	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,899,071		Unrealized depreciation on OTC swap agreements	329,975

		$3,062,992			$2,640,049

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(375,543)	$367,663	$—	$—	$151,586
Equity contracts	—	—	(4,428,356)	—	—
Foreign exchange contracts	—	—	—	1,957,920	—
Interest rate contracts	—	—	(26,439,214)	—	(11,073,117)

Total	$(375,543)	$367,663	$(30,867,570)	$1,957,920	$(10,921,531)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(13,841)	$43,689	$—	$—	$66,906
Equity contracts	—	—	(831,783)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A44

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$—	$—	$(301,006)	$—
Interest rate contracts	—	—	(1,844,659)	—	3,643,684

Total	$(13,841)	$43,689	$(2,676,442)	$(301,006)	$3,710,590

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 94,423
Options Written (2)	69,744,000
Futures Contracts - Long Positions (2)	187,124,962
Futures Contracts - Short Positions (2)	52,798,189
Forward Foreign Currency Exchange Contracts - Purchased (3)	10,577,331
Forward Foreign Currency Exchange Contracts - Sold (3)	30,184,543
Credit Default Swap Agreements - Buy Protection (2)	17,866,000
Credit Default Swap Agreements - Sell Protection (2)	8,830,224
Total Return Swap Agreements (2)	40,902,385
Inflation Swap Agreements (2)	5,735,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$44,951,956	$(44,951,956)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$514,511	$—	$514,511	$(514,511)	$—
BNP	—	(538,359)	(538,359)	247,470	(290,889)
BOA	600,928	—	600,928	(600,928)	—
GSI	465,883	(184)	465,699	(465,699)	—
HSBC	—	(6,022)	(6,022)	—	(6,022)
JPM	834,028	(329,975)	504,053	(504,053)	—

	$2,415,350	$(874,540)	$1,540,810	$(1,837,721)	$(296,911)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $44,951,956:
Unaffiliated investments (cost $1,368,048,013)	$2,112,147,613
Affiliated investments (cost $312,054,022)	312,137,122
Foreign currency, at value (cost $160,004)	160,971
Receivable for investments sold	53,205,171
Dividends and interest receivable	6,949,746
Unrealized appreciation on OTC swap agreements	2,059,894
Premiums paid for OTC swap agreements	355,456
Tax reclaim receivable	331,598
Receivable for Portfolio shares sold	10,764
Receivable from affiliate	1,300
Due from broker-variation margin swaps and swaptions	536
Prepaid expenses	20,506

Total Assets	2,487,380,677

LIABILITIES
Payable for investments purchased	97,757,242
Payable to broker for collateral for securities on loan	45,874,955
Forward commitment contracts, at value (proceeds receivable $1,810,703)	1,784,174
Management fee payable	1,111,586
Accrued expenses and other liabilities	1,074,132
Unrealized depreciation on OTC forward foreign currency exchange contracts	544,381
Payable for Portfolio shares purchased	398,337
Unrealized depreciation on OTC swap agreements	329,975
Due to broker-variation margin futures	113,385
Payable to affiliate	70,063
Trustees’ fees payable	1,629
Distribution fee payable	1,428
Payable to custodian	1,121
Affiliated transfer agent fee payable	980
Options written outstanding, at value	149
Premiums received for OTC swap agreements	35

Total Liabilities	149,063,572

NET ASSETS	$2,338,317,105

Net assets were comprised of:
Partners’ Equity	$2,338,317,105

Class I:
Net asset value and redemption price per share, $2,331,607,006 / 68,905,541 outstanding shares of beneficial interest	$33.84

Class III:
Net asset value and redemption price per share, $6,710,099 / 199,138 outstanding shares of beneficial interest	$33.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $498 foreign withholding tax)	$27,863,338
Unaffiliated dividend income (net of $142,196 foreign withholding tax, of which $21,630 is reimbursable by an affiliate)	21,037,885
Affiliated dividend income	6,119,960
Income from securities lending, net (including affiliated income of $77,097)	89,476

Total income	55,110,659

EXPENSES
Management fee	13,850,406
Distribution fee—Class III	13,243
Custodian and accounting fees	254,630
Shareholders’ reports	51,609
Audit fee	49,500
Trustees’ fees	47,439
Legal fees and expenses	34,564
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	76,919

Total expenses	14,388,992

NET INVESTMENT INCOME (LOSS)	40,721,667

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $16,548)	77,442,062
Futures transactions	(30,867,570)
Forward currency contract transactions	1,957,920
Options written transactions	367,663
Swap agreements transactions	(10,921,531)
Foreign currency transactions	(838,243)

37,140,301

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,262)	(498,076,675)
Futures	(2,676,442)
Forward currency contracts	(301,006)
Options written	43,689
Swap agreements	3,710,590
Foreign currencies	32,131

(497,267,713)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(460,127,412)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(419,405,745)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$40,721,667	$29,759,603
Net realized gain (loss) on investment and foreign currency transactions	37,140,301	183,271,608
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(497,267,713)	138,627,524

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(419,405,745)	351,658,735

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	21,707,452	16,716,926
Portfolio shares purchased	(163,027,170)	(179,291,386)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(141,319,718)	(162,574,460)

TOTAL INCREASE (DECREASE)	(560,725,463)	189,084,275
NET ASSETS:
Beginning of year	2,899,042,568	2,709,958,293

End of year	$2,338,317,105	$2,899,042,568

SEE NOTES TO FINANCIAL STATEMENTS.

A47

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a) :
Net Asset Value, beginning of year	$39.67	$34.99	$31.40	$26.50		$27.17

Income (Loss) From Investment Operations:
Net investment income (loss)	0.57	0.40	0.50	0.59		0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.40)	4.28	3.09	4.31		(1.20)

Total from investment operations	(5.83)	4.68	3.59	4.90		(0.67)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$33.84	$39.67	$34.99	$31.40		$26.50

Total Return(d)	(14.70)%	13.38%	11.43%	18.49	%(e)	(2.47	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,332	$2,896	$2,710	$2,597		$2,370
Average net assets (in millions)	$2,513	$2,800	$2,540	$2,506		$2,535
Ratios to average net assets(f) :
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.58%	0.59%		0.59%
Expenses before waivers and/or expense reimbursement	0.57%	0.57%	0.58%	0.59%		0.59%
Net investment income (loss)	1.62%	1.06%	1.58%	2.02%		1.94%
Portfolio turnover rate(g)(h)	96%	69%	75%	90%		101%

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a) :
Net Asset Value, beginning of period	$39.60	$36.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.52	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.42)	2.64

Total from investment operations	(5.90)	2.85

Net Asset Value, end of period	$33.70	$39.60

Total Return(d)	(14.90)%	7.76%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7	$3
Average net assets (in millions)	$5	$1
Ratios to average net assets(f) :
Expenses after waivers and/or expense reimbursement	0.82%	0.81	%(j)
Expenses before waivers and/or expense reimbursement	0.82%	0.81	%(j)
Net investment income (loss)	1.48%	0.76	%(j)
Portfolio turnover rate(g)(h)	96%	69%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

PSF PGIM FLEXIBLE MANAGED PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 95.1%
COMMON STOCKS — 59.7%
Aerospace & Defense — 1.2%
BAE Systems PLC (United Kingdom)	9,579	$98,936
General Dynamics Corp.	60,700	15,060,277
Howmet Aerospace, Inc.	202,900	7,996,289
Kongsberg Gruppen ASA (Norway)	260	11,066
Lockheed Martin Corp.	39,900	19,410,951
MTU Aero Engines AG (Germany)	655	140,914
Textron, Inc.	42,500	3,009,000
Thales SA (France)	324	41,397
TransDigm Group, Inc.	5,500	3,463,075

		49,231,905

Air Freight & Logistics — 0.3%
FedEx Corp.	64,600	11,188,720

Airlines — 0.2%
Alaska Air Group, Inc.*	188,500	8,094,190
Deutsche Lufthansa AG (Germany)*	1,806	14,887
Qantas Airways Ltd. (Australia)*	2,977	12,050
Singapore Airlines Ltd. (Singapore)	4,200	17,341
United Airlines Holdings, Inc.*	38,500	1,451,450

		9,589,918

Auto Components — 0.2%
BorgWarner, Inc.	181,400	7,301,350

Automobiles — 0.8%
Bayerische Motoren Werke AG (Germany)	671	59,407
Ferrari NV (Italy)	375	80,415
General Motors Co.	283,800	9,547,032
Honda Motor Co. Ltd. (Japan)	4,800	109,483
Mazda Motor Corp. (Japan)	1,700	12,743
Stellantis NV	24,957	354,648
Subaru Corp. (Japan)	17,200	260,409
Suzuki Motor Corp. (Japan)	1,000	32,027
Tesla, Inc.*	176,200	21,704,316
Toyota Motor Corp. (Japan)	13,200	180,082
Volkswagen AG (Germany)	88	13,805

		32,354,367

Banks — 2.3%
ABN AMRO Bank NV (Netherlands), 144A, CVA	6,436	89,126
ANZ Group Holdings Ltd. (Australia)	12,387	199,541
Banco Santander SA (Spain)	11,084	33,142
Bank Hapoalim BM (Israel)	4,211	37,916
Bank Leumi Le-Israel BM (Israel)	34,068	283,746
Bank of America Corp.	436,900	14,470,128
Barclays PLC (United Kingdom)	189,362	360,320
Citigroup, Inc.	365,450	16,529,303
Citizens Financial Group, Inc.	180,300	7,098,411
Commerzbank AG (Germany)*	3,294	30,798
Commonwealth Bank of Australia (Australia)	4,864	337,828
DBS Group Holdings Ltd. (Singapore)	16,900	427,766
DNB Bank ASA (Norway)	10,338	204,177
HSBC Holdings PLC (United Kingdom)	16,723	103,641
ING Groep NV (Netherlands)	28,695	349,539

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Israel Discount Bank Ltd. (Israel) (Class A Stock)	3,668	$19,257
JPMorgan Chase & Co.	128,294	17,204,225
KBC Group NV (Belgium)	390	25,110
Lloyds Banking Group PLC (United Kingdom)	695,750	379,681
Mizrahi Tefahot Bank Ltd. (Israel)	456	14,718
National Australia Bank Ltd. (Australia)	1,368	27,775
NatWest Group PLC (United Kingdom)	15,778	50,320
Nordea Bank Abp (Finland)	10,332	110,676
Oversea-Chinese Banking Corp. Ltd. (Singapore)	15,600	141,898
Signature Bank	20,800	2,396,576
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	4,686	53,949
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,700	148,860
Swedbank AB (Sweden) (Class A Stock)	2,800	47,625
Truist Financial Corp.	179,700	7,732,491
Wells Fargo & Co.	532,100	21,970,409

		90,878,952

Beverages — 1.3%
Coca-Cola Co. (The)	252,700	16,074,247
Constellation Brands, Inc. (Class A Stock)	18,400	4,264,200
Diageo PLC (United Kingdom)	1,139	49,856
Heineken Holding NV (Netherlands)	341	26,336
Heineken NV (Netherlands)	755	71,115
PepsiCo, Inc.	165,800	29,953,428

		50,439,182

Biotechnology — 1.3%
AbbVie, Inc.	103,500	16,726,635
Amgen, Inc.	19,300	5,068,952
Gilead Sciences, Inc.	120,550	10,349,218
Regeneron Pharmaceuticals, Inc.*	4,900	3,535,301
Swedish Orphan Biovitrum AB (Sweden)*	494	10,224
United Therapeutics Corp.*	2,800	778,652
Vertex Pharmaceuticals, Inc.*	56,100	16,200,558

		52,669,540

Building Products — 0.2%
Assa Abloy AB (Sweden) (Class B Stock)	2,997	64,463
Carrier Global Corp.	99,500	4,104,375
Cie de Saint-Gobain (France)	2,983	145,931
Johnson Controls International PLC	11,100	710,400
Lixil Corp. (Japan)	1,400	21,107
Nibe Industrier AB (Sweden) (Class B Stock)	4,437	41,414
Trane Technologies PLC	9,300	1,563,237
Xinyi Glass Holdings Ltd. (China)	6,000	11,085

		6,662,012

SEE NOTES TO FINANCIAL STATEMENTS.

A49

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Capital Markets — 1.8%
3i Group PLC (United Kingdom)	15,710	$253,361
Ameriprise Financial, Inc.	6,800	2,117,316
Bank of New York Mellon Corp. (The)	196,100	8,926,472
Carlyle Group, Inc. (The)	33,600	1,002,624
Charles Schwab Corp. (The)	199,600	16,618,696
CME Group, Inc.	38,500	6,474,160
Deutsche Bank AG (Germany)	29,925	336,404
Deutsche Boerse AG (Germany)	568	97,804
Goldman Sachs Group, Inc. (The)	37,400	12,842,412
Hargreaves Lansdown PLC (United Kingdom)	1,106	11,389
Intercontinental Exchange, Inc.	49,000	5,026,910
Invesco Ltd.	133,000	2,392,670
Julius Baer Group Ltd. (Switzerland)	1,020	59,365
Macquarie Group Ltd. (Australia)	1,812	204,554
MarketAxess Holdings, Inc.	9,200	2,565,788
Morgan Stanley	40,000	3,400,800
MSCI, Inc.	11,800	5,489,006
Nasdaq, Inc.	48,100	2,950,935
Partners Group Holding AG (Switzerland)	68	60,213
Schroders PLC (United Kingdom)	2,394	12,579
Singapore Exchange Ltd. (Singapore)	25,200	168,509
UBS Group AG (Switzerland)	27,197	505,490

		71,517,457

Chemicals — 1.0%
Air Products & Chemicals, Inc.	2,300	708,998
Albemarle Corp.	48,500	10,517,710
BASF SE (Germany)	1,241	61,105
Celanese Corp.	15,700	1,605,168
Clariant AG (Switzerland)*	660	10,482
ICL Group Ltd. (Israel)	2,068	14,942
Linde PLC (United Kingdom)	36,300	11,840,334
LyondellBasell Industries NV (Class A Stock)	105,300	8,743,059
Mitsubishi Chemical Group Corp. (Japan)	3,800	19,673
Mosaic Co. (The)	87,000	3,816,690
Nitto Denko Corp. (Japan)	500	28,797
OCI NV (Netherlands)	1,174	41,973
Sherwin-Williams Co. (The)	4,900	1,162,917
Shin-Etsu Chemical Co. Ltd. (Japan)	1,100	134,324
Solvay SA (Belgium)	2,797	282,794
Tosoh Corp. (Japan)	800	9,513
Yara International ASA (Brazil)	6,343	278,565

		39,277,044

Commercial Services & Supplies — 0.2%
Rollins, Inc.	18,600	679,644
Securitas AB (Sweden) (Class B Stock)	1,439	12,008
Waste Management, Inc.	42,500	6,667,400

		7,359,052

Communications Equipment — 0.6%
Arista Networks, Inc.*	42,200	5,120,970
Cisco Systems, Inc.	433,100	20,632,884

	Shares	Value

COMMON STOCKS (continued)
Communications Equipment (cont’d.)
Nokia OYJ (Finland)	15,940	$74,053

		25,827,907

Construction & Engineering — 0.0%
Eiffage SA (France)	250	24,591
Kajima Corp. (Japan)	1,300	15,128
Valmont Industries, Inc.	2,500	826,675
Vinci SA (France)	4,289	427,558

		1,293,952

Construction Materials — 0.2%
Eagle Materials, Inc.	60,700	8,063,995
HeidelbergCement AG (Germany)	432	24,479

		8,088,474

Consumer Finance — 0.4%
American Express Co.	44,800	6,619,200
Capital One Financial Corp.	72,600	6,748,896
Synchrony Financial	103,500	3,401,010

		16,769,106

Containers & Packaging — 0.3%
Berry Global Group, Inc.	15,100	912,493
Westrock Co.	284,900	10,017,084

		10,929,577

Distributors — 0.2%
D’ieteren Group (Belgium)	80	15,353
Genuine Parts Co.	15,200	2,637,352
LKQ Corp.	110,500	5,901,805

		8,554,510

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc. (Class B Stock)*	119,450	36,898,105
Industrivarden AB (Sweden) (Class A Stock)	380	9,243
Investor AB (Sweden) (Class A Stock)	1,443	26,846
ORIX Corp. (Japan)	8,400	134,456

		37,068,650

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	599,000	11,027,590
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	12,038	20,651
Deutsche Telekom AG (Germany)	13,614	270,872
HKT Trust & HKT Ltd. (Hong Kong)	11,000	13,465
Koninklijke KPN NV (Netherlands)	9,590	29,684
Nippon Telegraph & Telephone Corp. (Japan)	400	11,408
Spark New Zealand Ltd. (New Zealand)	42,247	144,644
Telefonica Deutschland Holding AG (Germany)	68,471	168,166
Telstra Group Ltd. (Australia)	12,628	34,152
Verizon Communications, Inc.	295,988	11,661,927

		23,382,559

SEE NOTES TO FINANCIAL STATEMENTS.

A50

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities — 1.2%
CK Infrastructure Holdings Ltd. (Hong Kong)	2,000	$10,436
Duke Energy Corp.	10,900	1,122,591
Edison International	126,000	8,016,120
Endesa SA (Spain)	3,866	72,861
Enel SpA (Italy)	74,321	399,709
Entergy Corp.	46,800	5,265,000
Exelon Corp.	354,000	15,303,420
Fortum OYJ (Finland)	1,144	19,052
Iberdrola SA (Spain)	17,219	201,006
NextEra Energy, Inc.	116,500	9,739,400
NRG Energy, Inc.	187,900	5,978,978
Origin Energy Ltd. (Australia)	5,275	27,609
Power Assets Holdings Ltd. (Hong Kong)	4,500	24,595
SSE PLC (United Kingdom)	14,458	297,357
Terna - Rete Elettrica Nazionale (Italy)	4,240	31,313

		46,509,447

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)	4,604	140,318
Acuity Brands, Inc.	5,800	960,538
AMETEK, Inc.	11,900	1,662,668
Eaton Corp. PLC	6,500	1,020,175
Emerson Electric Co.	25,400	2,439,924
Fuji Electric Co. Ltd. (Japan)	300	11,322
Hubbell, Inc.	39,600	9,293,328
Prysmian SpA (Italy)	775	28,796

		15,557,069

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	13,700	1,043,118
Corning, Inc.	181,200	5,787,528
Halma PLC (United Kingdom)	800	19,052
Hamamatsu Photonics KK (Japan)	500	23,864
Hirose Electric Co. Ltd. (Japan)	700	87,795
Keysight Technologies, Inc.*	21,300	3,643,791
Venture Corp. Ltd. (Singapore)	2,600	33,140
Yokogawa Electric Corp. (Japan)	600	9,522

		10,647,810

Energy Equipment & Services — 0.4%
Halliburton Co.	386,700	15,216,645
Schlumberger Ltd.	20,000	1,069,200

		16,285,845

Entertainment — 0.9%
Electronic Arts, Inc.	61,500	7,514,070
Netflix, Inc.*	39,900	11,765,712
Nintendo Co. Ltd. (Japan)	3,300	138,754
Walt Disney Co. (The)*	184,700	16,046,736

		35,465,272

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	21,300	4,512,618
Americold Realty Trust, Inc.(a)	110,400	3,125,424
AvalonBay Communities, Inc.	11,500	1,857,480
Camden Property Trust	6,400	716,032

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Dexus (Australia)	3,128	$16,422
Equinix, Inc.	12,200	7,991,366
Equity Residential	19,000	1,121,000
GLP J-REIT (Japan)	12	13,820
Goodman Group (Australia)	19,591	230,397
Host Hotels & Resorts, Inc.	235,700	3,782,985
Hudson Pacific Properties, Inc.	98,700	960,351
Japan Real Estate Investment Corp. (Japan)	3	13,177
Klepierre SA (France)*	12,291	283,684
Nomura Real Estate Master Fund, Inc. (Japan)	12	14,867
Park Hotels & Resorts, Inc.	57,000	672,030
Public Storage	39,700	11,123,543
SBA Communications Corp.	18,600	5,213,766
Scentre Group (Australia)	8,151	15,866
Simon Property Group, Inc.	49,500	5,815,260
Stockland (Australia)	7,056	17,378
Unibail-Rodamco-Westfield (France)*	352	18,401
Ventas, Inc.	173,100	7,798,155
Vicinity Ltd. (Australia)	11,837	15,984
Warehouses De Pauw CVA (Belgium)	456	13,063
Weyerhaeuser Co.	67,200	2,083,200

		57,426,269

Food & Staples Retailing — 0.9%
Albertson’s Cos., Inc. (Class A Stock)(a)	180,800	3,749,792
Carrefour SA (France)	1,718	28,735
Coles Group Ltd. (Australia)	3,495	39,618
Costco Wholesale Corp.	46,100	21,044,650
Endeavour Group Ltd. (Australia)	3,910	17,016
J Sainsbury PLC (United Kingdom)	4,128	10,827
Jeronimo Martins SGPS SA (Portugal)	860	18,607
Kesko OYJ (Finland) (Class B Stock)	3,410	75,348
Koninklijke Ahold Delhaize NV (Netherlands)	13,373	384,491
Kroger Co. (The)	70,100	3,125,058
Tesco PLC (United Kingdom)	22,967	61,893
Walmart, Inc.	55,300	7,840,987
Woolworths Group Ltd. (Australia)	3,570	81,522

		36,478,544

Food Products — 0.9%
Archer-Daniels-Midland Co.	88,600	8,226,510
Mondelez International, Inc. (Class A Stock)	133,100	8,871,115
Mowi ASA (Norway)	1,258	21,437
Nestle SA	7,192	830,744
Orkla ASA (Norway)	10,287	74,245
Pilgrim’s Pride Corp.*	166,600	3,953,418
Post Holdings, Inc.*(a)	25,200	2,274,552
Tyson Foods, Inc. (Class A Stock)	156,900	9,767,025
WH Group Ltd. (Hong Kong), 144A	274,000	159,807
Wilmar International Ltd. (China)	99,000	308,422

		34,487,275

SEE NOTES TO FINANCIAL STATEMENTS.

A51

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities — 0.1%
Osaka Gas Co. Ltd. (Japan)	1,100	$17,724
Tokyo Gas Co. Ltd. (Japan)	1,200	23,496
UGI Corp.	111,900	4,148,133

		4,189,353

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	164,000	18,005,560
Baxter International, Inc.	45,400	2,314,038
Becton, Dickinson & Co.	3,200	813,760
Cochlear Ltd. (Australia)	192	26,517
Dexcom, Inc.*	101,100	11,448,564
Medtronic PLC	201,000	15,621,720
Olympus Corp. (Japan)	12,000	211,651
STERIS PLC	25,100	4,635,719
Straumann Holding AG (Switzerland)	252	28,897
Stryker Corp.	18,900	4,620,861
Zimmer Biomet Holdings, Inc.	37,100	4,730,250

		62,457,537

Health Care Providers & Services — 2.3%
Cardinal Health, Inc.	83,400	6,410,958
Cigna Corp.	20,900	6,925,006
CVS Health Corp.	176,800	16,475,992
Elevance Health, Inc.	5,900	3,026,523
Fresenius SE & Co. KGaA (Germany)	1,240	34,636
Humana, Inc.	2,500	1,280,475
McKesson Corp.	3,300	1,237,896
Molina Healthcare, Inc.*	24,500	8,090,390
Sonic Healthcare Ltd. (Australia)	13,629	277,364
UnitedHealth Group, Inc.	88,600	46,973,948

		90,733,188

Hotels, Restaurants & Leisure — 1.3%
Aristocrat Leisure Ltd. (Australia)	1,774	36,555
Booking Holdings, Inc.*	1,000	2,015,280
Caesars Entertainment, Inc.*	99,000	4,118,400
Chipotle Mexican Grill, Inc.*	2,300	3,191,227
Compass Group PLC (United Kingdom)	12,888	297,610
Evolution AB (Sweden), 144A	1,217	118,541
Genting Singapore Ltd. (Singapore)	18,200	12,988
Hilton Worldwide Holdings, Inc.	27,200	3,436,992
InterContinental Hotels Group PLC (United Kingdom)	528	30,296
La Francaise des Jeux SAEM (France), 144A	6,652	267,667
Marriott International, Inc. (Class A Stock)	86,600	12,893,874
McDonald’s Corp.	16,800	4,427,304
Oriental Land Co. Ltd. (Japan)	1,600	232,839
Sodexo SA (France)	253	24,207
Starbucks Corp.	195,200	19,363,840
Whitbread PLC (United Kingdom)	364	11,254

		50,478,874

Household Durables — 0.1%
Lennar Corp. (Class A Stock)	9,500	859,750
Mohawk Industries, Inc.*	20,500	2,095,510

	Shares	Value

COMMON STOCKS (continued)
Household Durables (cont’d.)
Open House Group Co. Ltd. (Japan)	300	$10,923
Sekisui Chemical Co. Ltd. (Japan)	1,000	13,938
Sony Group Corp. (Japan)	500	38,111

		3,018,232

Household Products — 1.1%
Colgate-Palmolive Co.	74,600	5,877,734
Henkel AG & Co. KGaA (Germany)	279	17,930
Kimberly-Clark Corp.	75,800	10,289,850
Procter & Gamble Co. (The)	171,005	25,917,518
Reckitt Benckiser Group PLC (United Kingdom)	3,776	261,738

		42,364,770

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	140,900	4,052,284
Meridian Energy Ltd. (New Zealand)	4,020	13,371
Vistra Corp.	90,900	2,108,880

		6,174,535

Industrial Conglomerates — 0.7%
3M Co.	39,900	4,784,808
DCC PLC (United Kingdom)	294	14,456
General Electric Co.	9,400	787,626
Hitachi Ltd. (Japan)	6,300	316,993
Honeywell International, Inc.	99,200	21,258,560
Jardine Matheson Holdings Ltd. (Hong Kong)	5,600	284,877
Lifco AB (Sweden) (Class B Stock)	736	12,319
Smiths Group PLC (United Kingdom)	10,385	199,310

		27,658,949

Insurance — 1.5%
Ageas SA/NV (Belgium)	513	22,763
AIA Group Ltd. (Hong Kong)	8,000	88,347
American International Group, Inc.	125,700	7,949,268
Aon PLC (Class A Stock)	4,800	1,440,672
AXA SA (France)	16,191	451,009
Chubb Ltd.	80,200	17,692,120
Dai-ichi Life Holdings, Inc. (Japan)	17,700	399,726
Gjensidige Forsikring ASA (Norway)	624	12,239
Globe Life, Inc.	7,900	952,345
Hartford Financial Services Group, Inc. (The)	12,500	947,875
Japan Post Holdings Co. Ltd. (Japan)	35,000	294,489
Japan Post Insurance Co. Ltd. (Japan)	16,700	293,705
Legal & General Group PLC (United Kingdom)	11,379	34,116
Marsh & McLennan Cos., Inc.	61,200	10,127,376
MetLife, Inc.	62,300	4,508,651
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	63	20,379
NN Group NV (Netherlands)	6,769	276,799
Poste Italiane SpA (Italy), 144A	11,954	116,629
Progressive Corp. (The)	77,700	10,078,467
Reinsurance Group of America, Inc.	7,500	1,065,675
Sampo OYJ (Finland) (Class A Stock)	1,501	78,396

SEE NOTES TO FINANCIAL STATEMENTS.

A52

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Tokio Marine Holdings, Inc. (Japan)	13,100	$279,847
Unum Group	47,700	1,957,131
Zurich Insurance Group AG (Switzerland)	442	211,310

		59,299,334

Interactive Media & Services — 2.5%
Alphabet, Inc. (Class A Stock)*	413,200	36,456,636
Alphabet, Inc. (Class C Stock)*	396,840	35,211,613
Meta Platforms, Inc. (Class A Stock)*	220,150	26,492,851
Scout24 SE (Germany), 144A	234	11,778

		98,172,878

Internet & Direct Marketing Retail — 1.3%
Amazon.com, Inc.*	546,800	45,931,200
eBay, Inc.(a)	159,900	6,631,053

		52,562,253

IT Services — 2.5%
Accenture PLC (Class A Stock)	32,250	8,605,590
Automatic Data Processing, Inc.	72,200	17,245,692
Bechtle AG (Germany)	242	8,554
Broadridge Financial Solutions, Inc.	5,100	684,063
Capgemini SE (France)	1,780	297,574
Cognizant Technology Solutions Corp. (Class A Stock)	40,100	2,293,319
Computershare Ltd.	4,836	85,191
DXC Technology Co.*	39,600	1,049,400
Edenred (France)	728	39,622
EPAM Systems, Inc.*	5,600	1,835,344
Gartner, Inc.*	9,700	3,260,558
International Business Machines Corp.	42,400	5,973,736
Mastercard, Inc. (Class A Stock)	68,300	23,749,959
NEC Corp. (Japan)	800	28,055
NTT Data Corp. (Japan)	1,800	26,231
Otsuka Corp. (Japan)	6,500	204,882
PayPal Holdings, Inc.*	22,800	1,623,816
SCSK Corp. (Japan)	1,400	21,192
TIS, Inc. (Japan)	700	18,397
VeriSign, Inc.*	6,700	1,376,448
Visa, Inc. (Class A Stock)(a)	155,400	32,285,904

		100,713,527

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	700	43,875
Shimano, Inc. (Japan)	300	47,406

		91,281

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	58,300	8,724,595
Danaher Corp.	34,500	9,156,990
IQVIA Holdings, Inc.*	39,600	8,113,644
Sotera Health Co.*	492,700	4,104,191
Thermo Fisher Scientific, Inc.	19,100	10,518,179

		40,617,599

Machinery — 1.1%
AGCO Corp.	5,900	818,271

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Alfa Laval AB (Sweden)	870	$25,167
ANDRITZ AG (Austria)	1,481	84,776
Atlas Copco AB (Sweden) (Class A Stock)	7,616	90,237
Atlas Copco AB (Sweden) (Class B Stock)	4,168	44,471
Caterpillar, Inc.	28,200	6,755,592
CNH Industrial NV (United Kingdom)	3,021	48,463
Daimler Truck Holding AG (Germany)*	1,305	40,118
Deere & Co.	12,900	5,531,004
Epiroc AB (Sweden) (Class A Stock)	1,968	35,835
Epiroc AB (Sweden) (Class B Stock)	1,075	17,294
Esab Corp.	60,300	2,829,276
Gates Industrial Corp. PLC*	103,200	1,177,512
GEA Group AG (Germany)	976	39,692
Hitachi Construction Machinery Co. Ltd. (Japan)	12,400	276,352
Hoshizaki Corp. (Japan)	400	14,065
IDEX Corp.	30,600	6,986,898
Indutrade AB (Sweden)	820	16,629
Komatsu Ltd. (Japan)	13,800	298,275
PACCAR, Inc.	133,800	13,242,186
Parker-Hannifin Corp.	5,500	1,600,500
Rational AG (Germany)	15	8,907
Sandvik AB (Sweden)	3,185	57,558
Schindler Holding AG (Switzerland)	55	9,919
Spirax-Sarco Engineering PLC (United Kingdom)	222	28,356
Timken Co. (The)	38,700	2,734,929
Volvo AB (Sweden) (Class A Stock)	612	11,620
Volvo AB (Sweden) (Class B Stock)	16,950	306,178

		43,130,080

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	9	19,835
AP Moller - Maersk A/S (Denmark) (Class B Stock)	103	230,577
Kuehne + Nagel International AG (Switzerland)	162	37,662
Nippon Yusen KK (Japan)	1,500	35,371
SITC International Holdings Co. Ltd. (China)	87,000	192,830

		516,275

Media — 0.4%
Comcast Corp. (Class A Stock)	379,700	13,278,109
Dentsu Group, Inc. (Japan)	8,000	250,965
Fox Corp. (Class A Stock)	27,800	844,286
Informa PLC (United Kingdom)	4,560	34,016
Publicis Groupe SA (France)	5,468	349,309
WPP PLC (United Kingdom)	27,300	269,724

		15,026,409

Metals & Mining — 0.2%
ArcelorMittal SA (Luxembourg)	1,528	40,312
BHP Group Ltd. (Australia)	15,916	493,029
BlueScope Steel Ltd. (Australia)	23,757	270,764

SEE NOTES TO FINANCIAL STATEMENTS.

A53

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Boliden AB (Sweden)	814	$30,576
Fortescue Metals Group Ltd. (Australia)	25,375	354,670
Glencore PLC (Australia)	29,055	193,757
Nippon Steel Corp. (Japan)	17,700	307,115
Norsk Hydro ASA (Norway)	3,960	29,591
Pilbara Minerals Ltd. (Australia)*	7,479	18,939
Reliance Steel & Aluminum Co.	3,600	728,784
Rio Tinto Ltd. (Australia)	1,099	86,739
Rio Tinto PLC (Australia)	3,301	232,338
South32 Ltd. (Australia)	14,260	39,096
Steel Dynamics, Inc.	35,300	3,448,810
Sumitomo Metal Mining Co. Ltd. (Japan)	800	28,111
voestalpine AG (Austria)	338	8,953

		6,311,584

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Rithm Capital Corp.	218,800	1,787,596

Multiline Retail — 0.3%
Dollar General Corp.	47,100	11,598,375
Macy’s, Inc.	63,800	1,317,470
Wesfarmers Ltd. (Australia)	350	10,916

		12,926,761

Multi-Utilities — 0.4%
Dominion Energy, Inc.	55,200	3,384,864
DTE Energy Co.	9,400	1,104,782
E.ON SE (Germany)	33,405	332,113
Engie SA (France)	22,305	319,097
NiSource, Inc.	79,900	2,190,858
Sempra Energy	59,600	9,210,584

		16,542,298

Oil, Gas & Consumable Fuels — 2.8%
BP PLC (United Kingdom)	56,782	327,629
Cheniere Energy, Inc.	7,300	1,094,708
Chevron Corp.	162,400	29,149,176
ConocoPhillips	177,800	20,980,400
Diamondback Energy, Inc.	21,100	2,886,058
Eni SpA (Italy)	24,129	343,101
Equinor ASA (Norway)	10,546	379,026
Exxon Mobil Corp.	301,200	33,222,360
Inpex Corp. (Japan)	20,700	222,430
Marathon Petroleum Corp.	47,100	5,481,969
New Fortress Energy, Inc.(a)	23,300	988,386
ONEOK, Inc.	25,100	1,649,070
Pioneer Natural Resources Co.	18,800	4,293,732
Shell PLC (Netherlands)	26,154	737,303
TotalEnergies SE (France)	7,214	452,846
Valero Energy Corp.	89,300	11,328,598

		113,536,792

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	22,100	89,262
Stora Enso OYJ (Finland) (Class R Stock)	1,700	23,969

		113,231

	Shares	Value

COMMON STOCKS (continued)
Personal Products — 0.0%
Haleon PLC*	15,766	$62,380
L’Oreal SA (France)	695	248,878
Unilever PLC (United Kingdom)	13,246	668,762

		980,020

Pharmaceuticals — 3.1%
Astellas Pharma, Inc. (Japan)	5,500	83,631
AstraZeneca PLC (United Kingdom)	2,439	330,044
Bayer AG (Germany)	5,617	289,108
Bristol-Myers Squibb Co.	251,700	18,109,815
Chugai Pharmaceutical Co. Ltd. (Japan)	2,000	51,014
Eli Lilly & Co.	24,400	8,926,496
GSK PLC	27,322	472,213
Ipsen SA (France)	2,855	307,086
Jazz Pharmaceuticals PLC*	14,200	2,262,202
Johnson & Johnson	199,148	35,179,494
Kyowa Kirin Co. Ltd. (Japan)	800	18,323
Merck & Co., Inc.	273,900	30,389,205
Merck KGaA (Germany)	725	139,882
Novartis AG (Switzerland)	9,664	874,567
Novo Nordisk A/S (Denmark) (Class B Stock)	4,909	666,719
Ono Pharmaceutical Co. Ltd. (Japan)	2,300	53,759
Orion OYJ (Finland) (Class B Stock)	323	17,708
Pfizer, Inc.	473,600	24,267,264
Roche Holding AG	2,631	826,759
Sanofi (France)	6,691	645,190
Shionogi & Co. Ltd. (Japan)	800	39,914
Takeda Pharmaceutical Co. Ltd. (Japan)	200	6,249

		123,956,642

Professional Services — 0.3%
CoStar Group, Inc.*	126,600	9,783,648
Leidos Holdings, Inc.	18,800	1,977,572
Randstad NV (Netherlands)	359	21,936
RELX PLC (United Kingdom)	5,829	161,160
Wolters Kluwer NV (Netherlands)	3,063	320,498

		12,264,814

Real Estate Management & Development — 0.0%
Aroundtown SA (Germany)	3,078	7,170
Capitaland Investment Ltd. (Singapore)	7,800	21,557
CK Asset Holdings Ltd. (Hong Kong)	6,000	36,799
Daito Trust Construction Co. Ltd. (Japan)	200	20,477
New World Development Co. Ltd. (Hong Kong)	5,000	14,026
Nomura Real Estate Holdings, Inc. (Japan)	3,900	83,393
Opendoor Technologies, Inc.*(a)	1,158,400	1,343,744
Sagax AB (Sweden) (Class B Stock)	574	13,041
Sino Land Co. Ltd. (Hong Kong)	12,000	14,967
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,500	13,149

		1,568,323

SEE NOTES TO FINANCIAL STATEMENTS.

A54

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Road & Rail — 0.4%
CSX Corp.	65,800	$2,038,484
Ryder System, Inc.	31,800	2,657,526
Union Pacific Corp.	58,200	12,051,474

		16,747,484

Semiconductors & Semiconductor Equipment — 3.0%
Analog Devices, Inc.	32,800	5,380,184
ASML Holding NV (Netherlands)	659	359,321
Broadcom, Inc.	51,600	28,851,108
Cirrus Logic, Inc.*(a)	14,400	1,072,512
Disco Corp. (Japan)	100	28,502
Enphase Energy, Inc.*	47,600	12,612,096
Infineon Technologies AG (Germany)	11,332	344,401
Intel Corp.	708,550	18,726,977
KLA Corp.	2,000	754,060
Microchip Technology, Inc.	174,600	12,265,650
NVIDIA Corp.	111,700	16,323,838
NXP Semiconductors NV (China)	29,300	4,630,279
ON Semiconductor Corp.*	25,600	1,596,672
QUALCOMM, Inc.	154,100	16,941,754
Renesas Electronics Corp. (Japan)*	11,700	103,408
STMicroelectronics NV (Singapore)	2,000	71,072
SUMCO Corp. (Japan)	18,500	245,099

		120,306,933

Software — 5.0%
Adobe, Inc.*	42,750	14,386,658
Autodesk, Inc.*	3,900	728,793
Check Point Software Technologies Ltd. (Israel)*	2,200	277,552
Dassault Systemes SE (France)	2,743	98,637
Microsoft Corp.	564,100	135,282,462
Nice Ltd. (Israel)*	104	20,007
Oracle Corp.	71,350	5,832,149
Paycom Software, Inc.*	33,600	10,426,416
Roper Technologies, Inc.	32,700	14,129,343
Sage Group PLC (The) (United Kingdom)	3,008	27,086
SAP SE (Germany)	330	34,070
ServiceNow, Inc.*	18,200	7,066,514
Synopsys, Inc.*	38,700	12,356,523
WiseTech Global Ltd. (Australia)	1,020	35,080

		200,701,290

Specialty Retail — 1.4%
Bath & Body Works, Inc.	196,600	8,284,724
Fast Retailing Co. Ltd. (Japan)	500	304,267
Home Depot, Inc. (The)	61,500	19,425,390
Industria de Diseno Textil SA (Spain)	14,035	372,784
JD Sports Fashion PLC (United Kingdom)	209,959	319,060
Lowe’s Cos., Inc.	44,000	8,766,560
O’Reilly Automotive, Inc.*	6,900	5,823,807
Ross Stores, Inc.	11,500	1,334,805
TJX Cos., Inc. (The)	116,200	9,249,520
Ulta Beauty, Inc.*	1,700	797,419
USS Co. Ltd. (Japan)	700	11,107

		54,689,443

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 3.7%
Apple, Inc.	1,044,100	$135,659,913
Hewlett Packard Enterprise Co.	279,800	4,465,608
Pure Storage, Inc. (Class A Stock)*	241,200	6,454,512
Seiko Epson Corp. (Japan)	17,700	257,518

		146,837,551

Textiles, Apparel & Luxury Goods — 0.3%
Burberry Group PLC (United Kingdom)	1,180	28,688
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	3,470	449,920
Deckers Outdoor Corp.*	10,900	4,350,844
Hermes International (France)	109	168,716
LVMH Moet Hennessy Louis Vuitton SE (France)	821	597,436
NIKE, Inc. (Class B Stock)	16,100	1,883,861
PVH Corp.	89,000	6,282,510
Swatch Group AG (The) (Switzerland)	140	7,280

		13,769,255

Tobacco — 0.3%
Altria Group, Inc.	84,000	3,839,640
British American Tobacco PLC (United Kingdom)	13,687	541,432
Imperial Brands PLC (United Kingdom)	3,425	85,321
Japan Tobacco, Inc. (Japan)	16,900	340,708
Philip Morris International, Inc.	86,900	8,795,149

		13,602,250

Trading Companies & Distributors — 0.2%
AerCap Holdings NV (Ireland)*	400	23,328
Ashtead Group PLC (United Kingdom)	2,478	140,762
Brenntag SE (Germany)	3,293	210,011
Bunzl PLC (United Kingdom)	957	31,840
IMCD NV (Netherlands)	165	23,602
ITOCHU Corp. (Japan)	11,400	357,649
Marubeni Corp. (Japan)	13,300	152,364
Mitsubishi Corp. (Japan)	7,700	249,979
MonotaRO Co. Ltd. (Japan)	800	11,269
Sumitomo Corp. (Japan)	3,200	53,194
Toyota Tsusho Corp. (Japan)	7,200	264,847
Univar Solutions, Inc.*(a)	39,600	1,259,280
W.W. Grainger, Inc.(a)	7,700	4,283,125
WESCO International, Inc.*	10,400	1,302,080

		8,363,330

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	39,000	5,944,380

Wireless Telecommunication Services — 0.2%
KDDI Corp. (Japan)	4,600	139,504
T-Mobile US, Inc.*	46,300	6,482,000

		6,621,504

TOTAL COMMON STOCKS (cost $1,883,495,035)		2,388,018,320

EXCHANGE-TRADED FUND — 0.0%
iShares MSCI EAFE ETF(a)	2,688	176,440

(cost $147,366)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	151	$12,743
Porsche Automobil Holding SE (Germany) (PRFC)	3,802	207,346
Volkswagen AG (Germany) (PRFC)	85	10,544

		230,633

Banks — 0.0%
Citigroup Capital XIII, 10.785%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40(a)	22,000	624,800

TOTAL PREFERRED STOCKS (cost $817,282)		855,433

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 6.8%
Automobiles — 1.8%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25		1,682	1,665,418
Series 2019-03, Class C
2.320%	07/18/25		3,400	3,339,022
Series 2021-02, Class C
1.010%	01/19/27		1,300	1,181,916
Series 2021-03, Class C
1.410%	08/18/27		1,300	1,170,524
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class A, 144A
3.350%	09/22/25		3,000	2,898,535
Series 2019-03A, Class A, 144A
2.360%	03/20/26		4,000	3,722,835
Series 2020-01A, Class A, 144A
2.330%	08/20/26		1,800	1,665,631
Series 2021-01A, Class A, 144A
1.380%	08/20/27		3,500	3,047,295
Series 2021-02A, Class A, 144A
1.660%	02/20/28		3,700	3,201,567
Series 2022-01A, Class A, 144A
3.830%	08/21/28		4,200	3,998,247
CarMax Auto Owner Trust,
Series 2021-02, Class C
1.340%	02/16/27		1,100	994,268
Series 2021-04, Class C
1.380%	07/15/27		800	703,733
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class A3, 144A
1.153%	11/15/25	CAD	3,600	2,526,833
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31		2,500	2,388,020
Series 2019-01, Class A, 144A
3.520%	07/15/30		5,000	4,902,221
Series 2020-01, Class A, 144A
2.040%	08/15/31		3,600	3,376,925

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2020-02, Class A, 144A
1.060%	04/15/33	1,300	$1,164,033
Series 2021-02, Class B, 144A
1.910%	05/15/34	500	429,688
GM Financial Revolving Receivables Trust,
Series 2021-01, Class B, 144A
1.490%	06/12/34	200	170,308
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	1,900	1,653,675
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	2,100	1,940,157
Series 2022-02A, Class A, 144A
2.330%	06/26/28	4,700	4,119,677
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	6,300	6,046,553
Series 2021-01A, Class B, 144A
1.260%	07/14/28	2,600	2,262,796
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	188	187,764
Series 2020-03, Class C
1.120%	01/15/26	1,151	1,140,672
Series 2020-04, Class C
1.010%	01/15/26	1,004	993,295
Series 2021-02, Class C
0.900%	06/15/26	1,100	1,070,065
Series 2021-02, Class D
1.350%	07/15/27	2,300	2,150,365
Series 2021-03, Class C
0.950%	09/15/27	2,000	1,923,688
Series 2021-04, Class C
1.260%	02/16/27	2,700	2,566,391
Series 2022-01, Class C
2.560%	04/17/28	1,600	1,528,550
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27	600	546,203

			70,676,870

Collateralized Loan Obligations — 4.2%
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32	5,000	4,906,602
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	07/20/34	3,750	3,651,449
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.495%(c)	01/25/35	700	681,877

SEE NOTES TO FINANCIAL STATEMENTS.

A56

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R2, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
4.949%(c)	07/15/29		802	$794,593
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
1.978%(c)	04/15/31	EUR	3,000	3,108,690
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.079%(c)	07/15/30		2,984	2,954,223
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	10/15/35	EUR	5,000	5,114,109
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	01/20/32		9,750	9,569,532
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.279%(c)	10/17/31		9,750	9,629,850
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		415	410,073
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31		2,000	1,973,774
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)
5.336%(c)	04/26/31		4,000	3,922,140
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31		248	245,499
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28		6,762	6,670,854
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
5.713%(c)	04/20/32		5,750	5,677,118
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		4,875	4,731,409
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
5.418%(c)	10/20/31		6,729	6,556,862

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
6.738%(c)	10/20/31		5,500	$5,498,245
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.398%(c)	04/21/31		2,371	2,325,755
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.956%(c)	06/20/34		9,500	9,193,408
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.854%(c)	09/01/31		5,750	5,652,594
Octagon Investment Partners 31 Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.293%(c)	07/20/30		3,500	3,451,607
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30		1,484	1,461,534
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.209%(c)	01/17/31		1,500	1,484,889
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.179%(c)	07/16/31		2,350	2,318,764
Palmer Square European CLO DAC (Ireland),
Series 2022-02A, Class A1, 144A, 3 Month EURIBOR + 2.200% (Cap N/A, Floor 2.200%)
4.184%(c)	01/15/36	EUR	7,500	8,012,591
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.243%(c)	10/20/31		8,750	8,524,065
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.896%(c)	06/20/34		5,500	5,380,460
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)
5.533%(c)	07/25/31		1,000	978,927
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.397%(c)	01/26/31		4,250	4,201,215
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34		6,750	6,570,858
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30		2,126	2,093,549

SEE NOTES TO FINANCIAL STATEMENTS.

A57

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
5.083%(c)	04/20/28		1,239	$1,233,231
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.533%(c)	07/25/34	EUR	4,500	4,613,926
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
5.703%(c)	07/20/32		3,000	2,938,283
TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A
0.000%(cc)	01/20/31		8,750	8,736,241
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
4.959%(c)	07/15/27		53	52,905
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31		2,750	2,697,151
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/17/31		3,500	3,426,792
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/31		5,750	5,592,771

				167,038,415

Consumer Loans — 0.3%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		2,516	2,441,629
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A
3.840%	05/14/32		540	536,169
Series 2020-02A, Class A, 144A
1.750%	09/14/35		2,900	2,533,354
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
4.567%(c)	06/16/36		2,800	2,675,328
Series 2022-02A, Class A, 144A
4.890%	10/14/34		2,050	2,001,160
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		1,300	1,210,532

				11,398,172

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40		2,619	2,545,323
Series 2018-A, Class A5, 144A
3.610%	03/10/42		800	776,659
Series 2019-A, Class A5, 144A
3.080%	11/12/41		2,500	2,414,217

Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (continued)
Equipment (cont’d.)
Series 2019-B, Class A5, 144A
2.290%	11/12/41		2,400		$2,190,774

					7,926,973

Other — 0.1%
Home Partners of America Trust,
Series 2021-03, Class A, 144A
2.200%	01/17/41		1,289		1,084,934
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24		3,250		3,040,823

					4,125,757

Residential Mortgage-Backed Securities — 0.0%
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
5.184%(c)	06/25/34		111		105,649
TFS (Spain),
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—(r	)	1,595
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
4.686%(c)	04/16/23^	EUR	1,239		1,257,458

					1,364,702

Student Loans — 0.2%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42		722		664,650
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44		527		488,251
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46		153		147,070
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42		113		110,591
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43		219		214,863
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		268		260,291
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42		245		243,520
Series 2018-CA, Class A2, 144A
3.520%	06/16/42		243		238,074
Series 2019-CA, Class A2, 144A
3.130%	02/15/68		839		792,704
Series 2020-BA, Class A2, 144A
2.120%	01/15/69		862		782,266
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
4.919%(c)	05/25/70		1,879		1,828,974
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48		694		670,527

SEE NOTES TO FINANCIAL STATEMENTS.

A58

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	843	$792,445
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	1,277	1,185,705
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	769	744,938
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	1,657	1,499,162

			10,664,031

TOTAL ASSET-BACKED SECURITIES (cost $284,801,040)			273,194,920

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.9%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF03, Class A3, 144A
2.168%	10/15/54	8,000	6,758,173
Series 2021-MF03, Class ASB, 144A
2.378%	10/15/54	3,800	3,221,855
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	4,000	3,811,674
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50	6,465	5,997,078
Series 2021-BN35, Class A3
1.717%	06/15/64	4,900	4,093,710
Series 2021-BN35, Class ASB
2.067%	06/15/64	3,200	2,698,236
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	5,400	5,079,608
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	5,000	4,675,742
Series 2018-B08, Class A4
3.963%	01/15/52	6,700	6,345,254
Series 2021-B24, Class A3
2.010%	03/15/54	2,900	2,484,167
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	7,750	5,793,669
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3
2.647%	11/15/52	8,000	7,440,850
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	831	810,447
Series 2014-GC23, Class A3
3.356%	07/10/47	1,549	1,493,230
Series 2016-C01, Class A3
2.944%	05/10/49	5,000	4,625,487
Series 2016-GC37, Class A3
3.050%	04/10/49	3,560	3,325,912
Series 2017-P07, Class A3
3.442%	04/14/50	5,116	4,763,389

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2014-CR18, Class A4
3.550%	07/15/47	2,325	$2,250,964
Series 2014-CR20, Class A3
3.326%	11/10/47	4,131	3,937,943
Series 2015-CR27, Class A3
3.349%	10/10/48	5,914	5,592,947
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,979	2,829,344
Series 2017-C08, Class A3
3.127%	06/15/50	5,129	4,605,736
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO
1.346%(cc)	03/25/26	12,902	448,364
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.054%(c)	11/21/35	1,534	1,427,198
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	3,684	3,529,279
Series 2015-GC32, Class A3
3.498%	07/10/48	5,265	5,021,002
Series 2016-GS03, Class A3
2.592%	10/10/49	5,387	4,891,060
Series 2016-GS04, Class A3
3.178%	11/10/49	5,219	4,809,649
Series 2020-GSA02, Class A4
1.721%	12/12/53	6,000	4,706,895
Series 2021-GSA03, Class A4
2.369%	12/15/54	5,800	4,610,678
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	676	648,657
Series 2015-C27, Class A3A1
2.920%	02/15/48	4,774	4,490,625
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class C, 144A, 1 Month LIBOR + 1.351% (Cap N/A, Floor 1.351%)
5.669%(c)	04/15/38	3,000	2,867,436
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3
2.791%	11/15/49	3,000	2,722,882
Series 2016-UB11, Class A3
2.531%	08/15/49	10,155	9,129,480
Series 2018-H04, Class A3
4.043%	12/15/51	1,900	1,786,266
Series 2019-H07, Class A2
2.492%	07/15/52	13,500	12,834,981
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	3,246	3,092,202
Series 2017-C05, Class A4
3.212%	11/15/50	6,750	6,218,127
Series 2018-C09, Class A3
3.854%	03/15/51	2,500	2,329,999

SEE NOTES TO FINANCIAL STATEMENTS.

A59

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C14, Class A3
4.180%	12/15/51	3,829	$3,606,806
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49	8,000	7,353,926
Series 2017-C38, Class A4
3.190%	07/15/50	4,440	4,062,524
Series 2018-C48, Class A4
4.037%	01/15/52	7,000	6,595,366
Series 2020-C58, Class A3
1.810%	07/15/53	7,100	5,644,324

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $218,017,268)			195,463,141

CORPORATE BONDS — 9.5%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	2,160	1,963,271
3.300%	03/01/35	2,900	2,150,647
3.900%	05/01/49	2,175	1,533,117
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25	906	878,990
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23	950	948,575
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
5.700%	11/15/54	805	853,692
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	1,270	1,217,078

			9,545,370

Agriculture — 0.3%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41	2,545	1,688,778
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	5,140	4,277,955
3.557%	08/15/27	395	359,682
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	1,500	1,386,204
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.625%	11/17/29(a)	1,885	1,919,777
5.750%	11/17/32	780	797,810
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	1,250	1,084,814

			11,515,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	2,040	$1,700,863
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	389	371,323
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	905	894,697
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	840	782,355
4.625%	04/15/29	165	143,998

			3,893,236

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	725	548,974

Auto Manufacturers — 0.3%
Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A
1.625%	12/13/24	5,350	4,975,276
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46	1,220	938,179
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	200	165,260
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	980	908,089
6.600%	04/01/36	760	745,324
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24	2,800	2,744,859

			10,476,987

Banks — 2.8%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26	1,000	884,245
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
5.039%(c)	04/12/23	800	799,373
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(a)(oo)	1,665	1,551,888
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	2,600	1,998,998
2.496%(ff)	02/13/31	3,085	2,506,273
3.824%(ff)	01/20/28	955	891,541
4.271%(ff)	07/23/29	510	476,371
Sr. Unsec’d. Notes, Series N
1.658%(ff)	03/11/27(a)	2,550	2,253,377
Sub. Notes, MTN
4.000%	01/22/25	2,000	1,957,627
4.450%	03/03/26	8,455	8,283,658

SEE NOTES TO FINANCIAL STATEMENTS.

A60

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of America NA,
Sub. Notes
6.000%	10/15/36	410	$420,355
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	850	815,854
3.932%(ff)	05/07/25	585	567,975
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	3,825	3,592,760
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	1,800	1,569,596
2.219%(ff)	06/09/26	680	625,169
2.591%(ff)	01/20/28	1,130	994,414
3.132%(ff)	01/20/33	1,505	1,183,057
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	1,400	1,165,767
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	1,260	994,922
3.200%	10/21/26	1,870	1,733,422
3.700%	01/12/26	6,180	5,946,306
Sub. Notes
4.450%	09/29/27	5,965	5,697,685
4.750%	05/18/46	820	678,354
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A
1.247%(ff)	01/26/27	1,495	1,309,082
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	1,160	1,057,622
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
4.550%	04/17/26	9,000	7,950,766
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	1,560	1,326,564
3.091%(ff)	05/14/32	885	609,028
4.282%	01/09/28	1,370	1,130,939
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26	440	387,893
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26	970	927,790
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.500%	01/23/25	4,100	3,967,073
3.750%	02/25/26	1,010	973,369
3.814%(ff)	04/23/29	540	491,287
3.850%	01/26/27	2,910	2,770,734
Sub. Notes
6.750%	10/01/37	104	110,765
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	1,645	1,460,640
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	1,045	892,340

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28	695	$650,072
3.964%(ff)	11/15/48	3,250	2,544,315
4.005%(ff)	04/23/29	2,170	2,010,122
4.452%(ff)	12/05/29	3,350	3,149,335
Sub. Notes
3.875%	09/10/24(a)	3,775	3,692,651
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	630	482,687
3.772%(ff)	01/24/29	8,775	8,031,274
3.875%	01/27/26	675	653,689
4.431%(ff)	01/23/30	515	480,791
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28	1,255	1,153,527
Sub. Notes, GMTN
4.350%	09/08/26	3,825	3,717,825
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	4,400	3,830,401
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24	1,925	1,897,087
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
9.254%(c)	09/30/24	2,670	2,587,872
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	4,175	3,453,082

			111,289,609

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	620	567,361
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	04/15/48	360	316,895
8.000%	11/15/39	1,285	1,568,547
8.200%	01/15/39	250	310,738
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31(a)	1,015	805,655
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.500%	04/15/52	2,291	1,919,767

			5,488,963

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/41	4,050	2,811,171

Building Materials — 0.0%
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30	550	442,750

SEE NOTES TO FINANCIAL STATEMENTS.

A61

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30	760	$622,558
4.750%	01/15/28	700	629,921

			1,695,229

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.375%	11/15/42	95	78,547
6.900%	05/15/53	35	38,180
9.400%	05/15/39	155	204,592
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	1,300	1,256,125
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24	700	682,500
6.500%	09/27/28	670	607,355

			2,867,299

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46	975	759,960
6.700%	06/01/34	420	442,035
7.000%	10/15/37	380	414,028
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	1,500	1,087,083
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	325	265,477
4.875%	01/15/28(a)	1,190	1,127,538
5.250%	01/15/30	385	361,583
University of Miami,
Sr. Unsec’d. Notes, Series 2022
4.063%	04/01/52	1,170	960,638

			5,418,342

Diversified Financial Services — 0.2%
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24	670	636,143
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27	4,985	4,628,201
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	480	467,863
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	2,055	1,584,595
OneMain Finance Corp.,
Gtd. Notes
8.250%	10/01/23	1,600	1,608,447

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25	330	$317,764

			9,243,013

Electric — 0.9%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	04/29/28	525	465,216
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	628	477,055
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	550	587,572
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	305	315,574
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	2,000	1,617,172
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33	590	662,771
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.688%	05/15/29	1,400	1,231,825
Commonwealth Edison Co.,
First Mortgage, Series 123
3.750%	08/15/47	1,610	1,258,294
Connecticut Light & Power Co. (The),
First Mortgage, Series A
2.050%	07/01/31	3,255	2,624,674
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39	220	215,385
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38	550	580,514
First Ref. Mortgage
4.000%	09/30/42	570	471,170
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	670	651,279
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.250%	07/12/31	2,140	1,559,463
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
3.400%	01/28/30	400	324,825
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	295	311,989
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	145	151,209

SEE NOTES TO FINANCIAL STATEMENTS.

A62

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28(a)	2,910	$2,742,866
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	470	440,419
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	2,170	2,133,351
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,580	1,222,481
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31	75	57,385
3.875%	02/15/32	200	150,789
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	320	285,175
2.450%	12/02/27	1,395	1,157,054
PacifiCorp,
First Mortgage
5.350%	12/01/53	3,010	3,011,035
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	1,110	732,771
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	1,005	561,599
3.700%	05/01/28	1,280	1,219,447
4.900%	12/15/32	1,050	1,052,240
Sr. Sec’d. Notes, MTN
5.800%	05/01/37	535	556,609
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	710	551,588
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28	1,115	950,678
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	1,400	1,177,295
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47	580	455,401
First Ref. Mortgage, Series C
3.600%	02/01/45	860	619,052
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	725	674,691
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	2,135	2,048,843
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	480	418,273

			35,725,029

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.0%
AECOM,
Gtd. Notes
5.125%	03/15/27(a)		700	$677,589
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		500	455,250
5.500%	07/31/47		800	616,000

				1,748,839

Entertainment — 0.0%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42		865	665,186
5.141%	03/15/52		810	594,770
5.391%	03/15/62		405	296,685

				1,556,641

Foods — 0.2%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.125%	02/01/28		2,000	1,897,115
Kraft Heinz Foods Co.,
Gtd. Notes
6.500%	02/09/40		1,420	1,503,662
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		300	265,443
4.375%	01/31/32		875	764,235
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40		660	447,793
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		1,625	1,592,400

				6,470,648

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		915	696,854
3.490%	05/15/27		1,415	1,333,721
3.600%	05/01/30		1,270	1,132,286

				3,162,861

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,635	1,182,911
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		675	544,022
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31	EUR	100	91,081
2.250%	03/07/39	EUR	400	330,001

				2,148,015

SEE NOTES TO FINANCIAL STATEMENTS.

A63

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36	515	$548,254
Elevance Health, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42	390	354,757
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	305	304,671
Gtd. Notes, MTN
7.750%	07/15/36	450	492,891
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	940	798,043
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	765	643,616
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
4.375%	01/15/30	625	541,495
6.125%	06/15/30	325	309,535
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.250%	05/15/51	1,000	720,738
5.875%	02/15/53(a)	1,430	1,552,610
6.050%	02/15/63	915	1,007,551

			7,274,161

Home Builders — 0.0%
KB Home,
Gtd. Notes
4.000%	06/15/31(a)	575	464,528
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	525	505,229
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24	800	794,000

			1,763,757

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.450%	04/01/26	275	260,212
4.875%	06/01/25	1,420	1,385,336

			1,645,548

Insurance — 0.1%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	1,215	855,744
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	772	757,679
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50	410	313,216

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
5.000%	03/30/43	200	$171,671
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	660	734,930
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	130	108,694
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	1,450	1,198,282
6.850%	12/16/39	124	136,319

			4,276,535

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/26	750	726,355
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52	580	365,819
5.375%	04/01/38	1,950	1,638,548
6.384%	10/23/35	875	854,529
6.484%	10/23/45	1,386	1,256,071
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25	225	220,271
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	5,275	4,196,787
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31	1,400	973,000
Paramount Global,
Sr. Unsec’d. Notes
5.250%	04/01/44	1,450	1,117,268
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	360	300,669

			11,649,317

Mining — 0.1%
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.763%	04/14/27	215	206,155
Yamana Gold, Inc. (Canada),
Gtd. Notes
2.630%	08/15/31	3,050	2,289,865

			2,496,020

Miscellaneous Manufacturing — 0.0%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	1,200	1,146,223

SEE NOTES TO FINANCIAL STATEMENTS.

A64

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	315	$314,843

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	1,810	1,609,481
5.500%	12/01/24	700	697,477

			2,306,958

Oil & Gas — 0.4%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	755	614,209
Sr. Unsec’d. Notes, 144A
3.750%	01/15/30	3,250	2,849,976
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47	1,200	1,083,678
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	300	280,283
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30	637	576,485
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	500	478,759
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24	570	548,910
4.875%	03/30/26	795	729,562
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
6.000%	04/15/30	400	357,964
6.250%	04/15/32	500	429,556
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25	550	529,478
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36	1,155	1,178,327
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.950%	01/28/31	2,146	1,622,376
6.490%	01/23/27	471	430,023
6.500%	03/13/27	330	299,887
Gtd. Notes, MTN
6.750%	09/21/47	313	199,343
6.875%	08/04/26(a)	670	636,835
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26	2,159	1,908,421
2.250%	07/12/31	820	676,654

			15,430,726

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.1%
Ball Corp.,
Gtd. Notes
3.125%	09/15/31(a)	425	$341,168
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26	5,135	4,585,078
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24	625	611,256

			5,537,502

Pharmaceuticals — 0.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.800%	03/15/25	1,175	1,145,417
4.250%	11/21/49	1,750	1,470,993
4.500%	05/14/35	1,910	1,778,118
4.550%	03/15/35	2,190	2,047,276
4.700%	05/14/45	1,460	1,304,196
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,600	1,553,753
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	130	126,745
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39	410	365,526
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	9,285	8,956,525
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38	3,810	3,490,992
5.300%	12/05/43	250	234,155
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	1,375	1,029,500
5.400%	11/29/43	845	669,376
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	900	796,877
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	470	314,976
Wyeth LLC,
Gtd. Notes
6.450%	02/01/24	60	60,957
Zoetis, Inc.,
Sr. Unsec’d. Notes
5.600%	11/16/32(a)	2,658	2,757,835

			28,103,217

Pipelines — 0.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.750%	01/15/28	750	698,919

SEE NOTES TO FINANCIAL STATEMENTS.

A65

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,625	$1,360,441
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29	5,240	5,051,994
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	65	53,403
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	1,429	1,198,395
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28	1,115	1,076,978
5.000%	05/15/50	965	779,057
6.125%	12/15/45	180	166,916
6.250%	04/15/49	450	420,249
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	50	48,984
7.500%	06/01/30	50	48,199
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	2,260	1,562,321
MPLX LP,
Sr. Unsec’d. Notes
2.650%	08/15/30	595	482,741
4.000%	02/15/25	1,430	1,385,696
4.000%	03/15/28	1,385	1,290,081
4.875%	06/01/25	3,250	3,212,549
5.200%	03/01/47	40	34,004
5.500%	02/15/49	395	349,403
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36	145	145,591
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	5,205	4,367,494
4.500%	03/15/50	295	221,328
4.950%	07/13/47	935	758,923
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	115	100,685
4.125%	08/15/31	90	76,726
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	125	103,498
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45	1,000	850,493
5.100%	09/15/45	500	437,342
5.300%	08/15/52	290	261,240

			26,543,650

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.000%	05/18/32	1,815	$1,396,565
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33	1,345	947,495
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	1,050	1,035,357
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	3,480	2,839,853
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	950	653,570
5.000%	10/15/27(a)	400	336,601
Public Storage,
Sr. Unsec’d. Notes
2.250%	11/09/31	1,288	1,038,640
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31	3,235	2,805,529
Sun Communities Operating LP,
Gtd. Notes
2.700%	07/15/31	3,000	2,361,943

			13,415,553

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28(a)	675	608,344
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	770	596,015
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	4,705	4,594,965
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	275	195,695
3.875%	10/01/31	275	194,008
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	1,375	1,324,432

			7,513,459

Semiconductors — 0.1%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	320	234,770
3.187%	11/15/36	4,445	3,208,131

			3,442,901

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	1,425	949,631

SEE NOTES TO FINANCIAL STATEMENTS.

A66

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	2,055	$1,565,843

			2,515,474

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	576	442,944
3.500%	09/15/53	5,308	3,611,401
3.650%	09/15/59	160	108,315
4.300%	02/15/30	615	578,335
4.500%	05/15/35	545	495,686
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27	300	254,156
T-Mobile USA, Inc.,
Gtd. Notes
2.550%	02/15/31	1,385	1,128,673
3.875%	04/15/30	8,000	7,261,805
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	1,600	1,316,796
2.650%	11/20/40	1,575	1,063,150
4.016%	12/03/29	1,900	1,778,120

			18,039,381

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	670	706,316
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	715	763,055
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	100	100,820

			1,570,191

TOTAL CORPORATE BONDS (cost $427,200,239)			380,590,662

MUNICIPAL BONDS — 0.3%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	240	222,315

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,325	1,525,504
Taxable, Revenue Bonds
2.574%	04/01/31	1,210	1,056,538
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,270	1,541,060

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	475	$576,293
7.625%	03/01/40	215	270,652
7.550%	04/01/39	245	309,513

			5,279,560

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	680	732,260

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	1,030	1,147,609

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,070	1,323,293

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,075	1,111,228

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	455	460,056
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	300	300,635

			760,691

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	445	476,641

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	550	553,041

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	495	365,257

TOTAL MUNICIPAL BONDS (cost $11,203,847)			11,971,895

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	8	7,360
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
2.543%(cc)	02/25/35	110	104,737

SEE NOTES TO FINANCIAL STATEMENTS.

A67

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re Ltd.,
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.989%(c)	07/25/29	156	$156,263
Series 2021-02A, Class M1A, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 1.200%)
5.128%(c)	06/25/31	1,998	1,978,159
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
4.928%(c)	09/25/31	2,100	1,989,929
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
4.928%(c)	09/25/31	1,373	1,354,813
Series 2022-01, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)
5.678%(c)	01/26/32	3,260	3,216,240
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
3.492%(cc)	02/25/37	78	74,711
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A
6.170%	09/25/62	680	664,142
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)
5.828%(c)	12/25/41	1,760	1,671,355
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	698	651,575
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	181	176,661
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
5.478%(c)	04/25/34	5,177	5,146,483
Fannie Mae REMIC,
Series 2014-73, Class CZ
3.000%	11/25/44	1,549	1,347,557
Series 2020-24, Class SP, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.661%(c)	04/25/50	1,156	130,173
Series 2020-45, Class ZC
2.000%	07/25/50	2,229	1,488,183
Series 2021-03, Class JI, IO
2.500%	02/25/51	3,183	424,437
Series 2022-51, Class PS, IO, 30 Day Average SOFR + 5.950% (Cap 5.950%, Floor 0.000%)
2.022%(c)	08/25/52	2,716	185,136
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
6.528%(c)	11/25/50	1,804	1,799,958
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
9.639%(c)	09/25/50	225	229,781

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
5.578%(c)	01/25/34	252	$247,984
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
4.778%(c)	09/25/41	6,153	5,874,089
Series 2022-DNA01, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
4.928%(c)	01/25/42	1,428	1,391,172
Freddie Mac REMIC,
Series 4117, Class ZC
3.000%	10/15/42	2,589	2,295,597
Series 4535, Class PA
3.000%	03/15/44	536	502,007
Series 4680, Class GZ
3.500%	03/15/47	3,628	3,146,427
Series 5021, Class SB, IO, 30 Day Average SOFR + 3.550% (Cap 3.550%, Floor 0.000%)
0.000%	10/25/50	3,898	132,340
Series 5023, Class IO, IO
2.000%	10/25/50	911	106,154
Series 5222, Class SA, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	446	7,684
Government National Mortgage Assoc.,
Series 2015-124, Class VZ
3.500%	09/20/45	2,577	2,322,731
Series 2019-69, Class KB
3.000%	06/20/49	3,423	2,717,171
Series 2021-165, Class ST, IO, 1 Month LIBOR + 3.360% (Cap 0.020%, Floor 0.000%)
0.000%(c)	01/20/50	667	219
Series 2021-177, Class SB, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	10/20/51	3,002	47,517
Series 2021-205, Class DS, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	11/20/51	4,856	76,961
Series 2022-046, Class S, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	1,249	21,140
Series 2022-051, Class SC, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	5,467	84,654
Series 2022-066, Class SB, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	1,854	35,827
Series 2022-068, Class SP, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	1,441	26,096
Series 2022-078, Class MS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	04/20/52	4,752	70,202
Series 2022-078, Class SB, IO, 30 Day Average SOFR + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	3,182	57,178

SEE NOTES TO FINANCIAL STATEMENTS.

A68

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-093, Class GS, IO, 30 Day Average SOFR + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52	1,058	$15,612
Series 2022-126, Class CS, IO, 30 Day Average SOFR + 3.760% (Cap 3.760%, Floor 0.000%)
0.000%(c)	07/20/52	6,342	68,031
Series 2022-133, Class SA, IO, 30 Day Average SOFR + 3.950% (Cap 3.950%, Floor 0.000%)
0.124%(c)	07/20/52	2,327	37,035
Series 2022-148, Class DS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52	2,334	29,927
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
6.039%(c)	05/25/29	168	165,705
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.250% (Cap N/A, Floor 0.000%)
5.178%(c)	01/25/34	545	543,319
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
3.939%(cc)	07/25/35	26	25,319
Legacy Mortgage Asset Trust,
Series 2021-GS01, Class A1, 144A
1.892%	10/25/66	344	314,457
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60	2,595	2,271,660
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	401	387,196
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	01/25/48	263	252,189
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.939%(c)	07/25/28	136	136,213
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
5.528%(c)	04/25/34	1,300	1,272,518
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
7.287%(c)	02/27/24	2,537	2,423,262
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	661	623,473
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.780%(cc)	02/25/34	52	48,256
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
3.773%(c)	02/25/57	647	640,593

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-04, Class A1, 144A
1.750%	10/25/60		774	$683,599

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $56,575,414)				51,899,167

SOVEREIGN BONDS — 0.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		3,350	3,198,203
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		710	596,311
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		175	170,712
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		1,040	962,520
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400	379,732
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	2,100	2,043,944
3.375%	07/30/25	EUR	1,500	1,589,919
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23		1,400	1,367,586
3.000%	03/12/24		400	391,057
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/16/50		475	358,269
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		453	374,518
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		915	914,886
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
3.250%	06/01/23		800	793,258
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50		545	537,370

TOTAL SOVEREIGN BONDS (cost $14,470,114)				13,678,285

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.7%
Federal Home Loan Bank
5.500%	07/15/36(k)		1,080	1,187,326
Federal Home Loan Mortgage Corp.
1.500%	11/01/50		1,680	1,297,803
2.000%	01/01/32		410	372,980
2.000%	02/01/36		1,404	1,252,153
2.000%	06/01/40		1,116	950,337
2.000%	10/01/40		1,649	1,404,511

SEE NOTES TO FINANCIAL STATEMENTS.

A69

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.000%	09/01/50	3,266	$2,670,857
2.000%	10/01/50	2,685	2,195,500
2.000%	03/01/51	1,275	1,041,696
2.000%	07/01/51	5,403	4,407,667
2.000%	09/01/51	482	395,341
2.500%	03/01/30	198	185,507
2.500%	10/01/32	448	418,492
2.500%	03/01/51	1,088	933,858
2.500%	04/01/51	8,205	6,969,143
2.500%	05/01/51	4,590	3,893,464
2.500%	08/01/51	485	412,059
2.500%	09/01/51	2,802	2,378,374
2.500%	10/01/51	3,974	3,393,540
2.500%	12/01/51	3,375	2,857,145
2.500%	04/01/52	4,000	3,388,610
2.500%	04/01/52	7,984	6,771,144
3.000%	10/01/28	135	129,916
3.000%	06/01/29	374	359,872
3.000%	03/01/32	448	428,584
3.000%	01/01/37	196	182,282
3.000%	01/01/43	427	388,745
3.000%	07/01/43	863	785,874
3.000%	01/01/47	2,138	1,912,992
3.000%	02/01/50	1,782	1,575,515
3.000%	06/01/51	642	564,985
3.000%	07/01/51	1,000	884,733
3.000%	11/01/51	1,000	878,209
3.000%	12/01/51	138	121,568
3.000%	12/01/51	1,000	877,938
3.000%	01/01/52	1,000	877,900
3.000%	02/01/52	505	446,182
3.000%	03/01/52	1,000	877,519
3.000%	03/01/52	2,501	2,195,936
3.000%	04/01/52	1,000	877,429
3.000%	04/01/52	2,506	2,200,427
3.000%	05/01/52	463	406,275
3.000%	05/01/52	1,000	877,955
3.000%	05/01/52	6,733	5,911,351
3.000%	06/01/52	4,412	3,874,424
3.000%	06/01/52	9,081	7,973,783
3.500%	03/01/42	203	190,412
3.500%	06/01/42	146	136,649
3.500%	01/01/47	356	331,856
3.500%	02/01/47	524	487,008
3.500%	04/01/52	2,965	2,702,354
3.500%	05/01/52	1,493	1,357,807
3.500%	05/01/52	2,004	1,822,846
3.500%	06/01/52	63	57,054
3.500%	06/01/52	2,993	2,719,556
3.500%	06/01/52	5,471	4,974,150
3.500%	07/01/52	64	57,771
3.500%	08/01/52	1,994	1,811,907
3.500%	09/01/52	3,494	3,175,704
3.500%	11/01/52	1,022	928,961
3.500%	11/01/52	4,209	3,824,923
4.000%	06/01/26	137	133,944
4.000%	09/01/26	72	70,552
4.000%	11/01/37	7,258	7,083,539

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	10/01/39	357	$343,473
4.000%	12/01/40	156	149,810
4.000%	10/01/41	132	126,728
4.000%	01/01/42	52	49,816
4.000%	10/01/45	167	159,895
4.000%	04/01/52	1,429	1,352,293
4.500%	09/01/39	112	111,226
4.500%	10/01/39	619	614,069
4.500%	12/01/39	201	199,205
4.500%	07/01/41	67	65,786
4.500%	07/01/41	1,122	1,113,108
4.500%	08/01/41	108	106,653
4.500%	08/01/41	111	108,209
4.500%	08/01/41	178	174,888
4.500%	10/01/41	97	95,171
4.500%	10/01/46	93	91,737
4.500%	12/01/47	435	427,101
5.000%	05/01/34	11	10,862
5.000%	05/01/34	109	111,923
5.000%	08/01/35	11	11,449
5.000%	09/01/35	25	25,225
5.000%	10/01/36	17	17,773
5.000%	05/01/37	10	10,631
5.000%	07/01/37	185	189,624
5.000%	09/01/38	25	25,500
5.000%	09/01/38	26	26,859
5.000%	09/01/38	30	30,723
5.000%	02/01/39	10	10,206
5.000%	06/01/39	30	30,426
5.000%	10/01/52	489	482,679
5.500%	02/01/34	27	27,169
5.500%	04/01/34	261	263,599
5.500%	06/01/34	45	45,913
5.500%	06/01/34	78	78,707
5.500%	05/01/37	24	25,186
5.500%	02/01/38	186	193,431
5.500%	05/01/38	34	35,118
5.500%	07/01/38	166	172,268
6.000%	03/01/32	115	116,926
6.000%	12/01/33	22	21,904
6.000%	07/01/36	2	2,432
6.000%	12/01/36	4	4,277
6.000%	05/01/37	6	6,581
6.000%	12/01/37	10	9,684
6.000%	01/01/38	3	2,988
6.000%	01/01/38	6	5,841
6.000%	01/01/38	112	116,368
6.000%	10/01/38	50	52,109
6.000%	08/01/39	20	20,440
6.750%	03/15/31	500	588,312
7.000%	01/01/31	11	10,971
7.000%	06/01/31	7	7,045
7.000%	09/01/31	2	1,914
7.000%	10/01/31	22	22,924
7.000%	10/01/32	25	25,337
Federal National Mortgage Assoc.
1.500%	02/01/42	480	388,088
1.500%	10/01/50	398	307,436

SEE NOTES TO FINANCIAL STATEMENTS.

A70

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
1.500%	11/01/50	4,267	$3,296,397
1.500%	12/01/50	4,760	3,677,261
2.000%	08/01/31	609	554,201
2.000%	02/01/41	2,264	1,928,148
2.000%	05/01/41(k)	5,048	4,299,196
2.000%	08/01/50	1,160	950,372
2.000%	10/01/50	11,823	9,692,616
2.000%	02/01/51(k)	12,254	10,001,751
2.000%	03/01/51	1,651	1,348,632
2.000%	05/01/51	2,377	1,940,545
2.000%	08/01/51	1,988	1,622,723
2.000%	10/01/51	2,973	2,424,169
2.500%	10/01/43	505	435,493
2.500%	12/01/46	919	792,572
2.500%	03/01/50	692	591,273
2.500%	08/01/50	3,067	2,609,982
2.500%	12/01/50	305	261,968
2.500%	02/01/51	2,404	2,038,356
2.500%	02/01/51	2,915	2,472,181
2.500%	04/01/51	3,622	3,076,526
2.500%	08/01/51	958	813,306
2.500%	08/01/51	979	830,948
2.500%	09/01/51	3,035	2,576,535
2.500%	10/01/51	1,052	891,965
2.500%	11/01/51	4,882	4,144,407
2.500%	12/01/51	9,136	7,787,777
2.500%	02/01/52	482	410,663
2.500%	03/01/52	998	845,608
2.500%	04/01/52	3,981	3,372,463
2.500%	04/01/52	4,000	3,387,973
2.500%	05/01/52	957	816,019
3.000%	02/01/27	504	487,694
3.000%	08/01/30	434	411,872
3.000%	11/01/36	864	801,336
3.000%	12/01/42	476	433,207
3.000%	12/01/42	697	634,266
3.000%	03/01/43	117	106,596
3.000%	11/01/46	116	104,040
3.000%	01/01/47	932	831,826
3.000%	02/01/47	660	590,254
3.000%	03/01/47	520	465,188
3.000%	11/01/49	512	452,208
3.000%	12/01/49	318	281,894
3.000%	12/01/49	439	388,040
3.000%	01/01/50	482	425,972
3.000%	02/01/50	453	402,045
3.000%	02/01/50	492	434,882
3.000%	02/01/50	5,442	4,814,789
3.000%	03/01/50	379	334,887
3.000%	05/01/51	834	735,769
3.000%	02/01/52	3,349	2,941,075
3.000%	03/01/52	67	58,728
3.000%	03/01/52	500	438,758
3.000%	03/01/52	1,903	1,677,825
3.000%	04/01/52	54	47,478
3.000%	04/01/52	971	854,264
3.000%	04/01/52	1,000	877,518
3.000%	04/01/52	1,950	1,722,487

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	05/01/52	1,000	$878,201
3.000%	06/01/52	1,000	878,009
3.000%	06/01/52	1,000	878,130
3.000%	07/01/52	4,948	4,342,864
3.500%	07/01/31	345	335,736
3.500%	11/01/32	203	196,422
3.500%	02/01/33	418	404,218
3.500%	05/01/33	570	547,765
3.500%	06/01/39	322	301,464
3.500%	01/01/42	2,245	2,101,354
3.500%	05/01/42	1,088	1,018,169
3.500%	07/01/42	403	377,021
3.500%	08/01/42	153	143,125
3.500%	08/01/42	391	366,343
3.500%	09/01/42	445	415,738
3.500%	09/01/42	776	725,913
3.500%	11/01/42	220	205,456
3.500%	03/01/43	1,596	1,493,613
3.500%	04/01/43	242	226,805
3.500%	04/01/43	590	551,306
3.500%	07/01/43	111	104,135
3.500%	06/01/45	2,081	1,935,559
3.500%	07/01/46	278	257,766
3.500%	11/01/46	522	484,184
3.500%	09/01/47	494	457,728
3.500%	01/01/48	4,999	4,635,645
3.500%	05/01/48	463	428,146
3.500%	06/01/48	2,306	2,138,485
3.500%	02/01/52	5,891	5,360,546
3.500%	03/01/52	991	908,028
3.500%	04/01/52	26	23,467
3.500%	05/01/52	43	38,616
3.500%	06/01/52	25	23,089
3.500%	06/01/52	1,686	1,536,713
3.500%	06/01/52	3,489	3,170,366
3.500%	06/01/52	3,776	3,434,225
3.500%	07/01/52	498	453,061
3.500%	07/01/52	645	586,986
3.500%	07/01/52	9,914	9,010,534
3.500%	08/01/52	62	56,201
3.500%	08/01/52	1,501	1,364,706
3.500%	09/01/52	702	638,300
3.500%	10/01/52	143	130,058
3.500%	10/01/52	199	180,691
3.500%	10/01/52	226	204,937
3.500%	11/01/52	35	32,106
3.500%	12/01/52	529	480,566
4.000%	TBA	1,500	1,461,969
4.000%	12/01/36	404	389,021
4.000%	10/01/41	1,251	1,201,892
4.000%	07/01/44	472	452,524
4.000%	09/01/44	773	740,857
4.000%	10/01/46	397	378,149
4.000%	06/01/47	341	326,000
4.000%	09/01/47	127	120,845
4.000%	11/01/47	412	394,858
4.000%	11/01/47	529	506,088
4.000%	12/01/47	1,726	1,651,275

SEE NOTES TO FINANCIAL STATEMENTS.

A71

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	03/01/49	3,544	$3,379,343
4.000%	05/01/52	985	923,996
4.000%	06/01/52	966	906,280
4.500%	TBA	22,500	21,650,767
4.500%	07/01/33	21	20,754
4.500%	08/01/33	7	6,962
4.500%	09/01/33	22	21,381
4.500%	10/01/33	55	54,585
4.500%	03/01/34	16	15,588
4.500%	01/01/35	1	1,032
4.500%	07/01/39	403	398,454
4.500%	08/01/39	279	275,413
4.500%	09/01/39	164	162,053
4.500%	12/01/39	2	2,222
4.500%	03/01/41	643	637,506
4.500%	07/01/42	62	61,083
4.500%	06/01/50	771	747,960
5.000%	TBA(tt)	3,500	3,448,275
5.000%	03/01/34	112	113,949
5.000%	04/01/35	264	269,762
5.000%	06/01/35	63	64,415
5.000%	07/01/35	64	65,020
5.000%	07/01/35	65	66,871
5.000%	09/01/35	48	48,941
5.000%	11/01/35	61	62,290
5.000%	02/01/36	35	35,630
5.000%	08/01/52	484	477,493
5.000%	09/01/52	494	487,310
5.500%	TBA(tt)	4,500	4,511,100
5.500%	02/01/33	48	49,829
5.500%	08/01/33	121	123,825
5.500%	10/01/33	30	30,493
5.500%	12/01/33	27	27,847
5.500%	12/01/34	75	77,084
5.500%	10/01/35	177	178,670
5.500%	03/01/36	44	43,956
5.500%	04/01/36	45	45,662
5.500%	01/01/37	35	35,935
5.500%	04/01/37	17	17,532
5.500%	05/01/37	105	108,607
5.500%	08/01/37	130	134,711
6.000%	TBA(tt)	5,500	5,581,158
6.000%	10/01/33	148	151,508
6.000%	11/01/33	12	12,565
6.000%	11/01/33	13	12,790
6.000%	01/01/34	157	161,693
6.000%	02/01/34	53	54,753
6.000%	03/01/34	1	1,123
6.000%	03/01/34	9	9,067
6.000%	03/01/34	11	11,595
6.000%	11/01/34	15	14,940
6.000%	01/01/35	26	26,724
6.000%	01/01/35	65	65,919
6.000%	02/01/35	2	1,847
6.000%	02/01/35	93	94,881
6.000%	02/01/35	99	101,881
6.000%	04/01/35	9	9,216
6.000%	05/01/36	14	13,797

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.000%	06/01/36	12	$12,417
6.000%	02/01/37	36	38,047
6.000%	06/01/37	11	11,156
6.000%	05/01/38	89	92,736
6.500%	09/01/32	1	871
6.500%	09/01/32	11	11,458
6.500%	09/01/32	22	22,777
6.500%	09/01/32	22	23,061
6.500%	10/01/32	27	27,702
6.500%	04/01/33	27	27,789
6.500%	11/01/33	18	18,731
6.500%	01/01/34	19	19,266
6.500%	09/01/34	34	34,623
6.500%	09/01/36	89	93,913
6.500%	10/01/36	16	16,164
6.500%	01/01/37	35	36,100
6.500%	01/01/37	53	54,009
6.500%	09/01/37	9	9,667
6.625%	11/15/30(k)	1,080	1,259,785
7.000%	02/01/32	9	9,350
7.000%	05/01/32	9	9,232
7.000%	06/01/32	7	6,669
7.000%	07/01/32	29	29,841
7.125%	01/15/30(k)	3,600	4,254,116
Government National Mortgage Assoc.
2.000%	03/20/51	1,562	1,316,664
2.000%	07/20/51	475	398,178
2.000%	10/20/51	972	816,944
2.500%	TBA	11,500	9,963,118
2.500%	03/20/43	362	319,077
2.500%	12/20/46	330	290,746
2.500%	05/20/51	14,076	12,238,063
2.500%	08/20/51	1,049	910,689
2.500%	11/20/51	455	394,600
2.500%	12/20/51	5,064	4,392,762
3.000%	TBA	9,500	8,456,727
3.000%	03/15/45	303	270,620
3.000%	11/20/45	410	373,320
3.000%	03/20/46	2,435	2,211,399
3.000%	07/20/46	1,579	1,430,665
3.000%	10/20/46	527	476,645
3.000%	02/20/47	798	718,111
3.000%	12/20/49	157	141,443
3.000%	01/20/50	1,393	1,252,604
3.000%	06/20/51	370	330,780
3.000%	10/20/51	4,930	4,405,428
3.000%	11/20/51	930	831,870
3.000%	12/20/51	1,650	1,473,952
3.000%	04/20/52	971	865,545
3.000%	06/20/52	3,000	2,671,287
3.500%	12/20/42	811	763,701
3.500%	05/20/43	165	155,533
3.500%	03/20/45	506	472,591
3.500%	04/20/45	678	633,259
3.500%	07/20/46	2,340	2,182,529
3.500%	06/20/49	3,029	2,796,302
4.000%	06/15/40	64	61,481
4.000%	05/20/41	123	119,231

SEE NOTES TO FINANCIAL STATEMENTS.

A72

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	12/20/42	307		$296,485
4.000%	08/20/44	111		106,944
4.000%	11/20/45	530		510,605
4.000%	12/20/45	579		558,549
4.000%	11/20/46	124		118,834
4.000%	09/20/47	1,614		1,553,485
4.000%	02/20/49	919		879,017
4.000%	01/20/50	903		863,331
4.500%	04/15/40	225		223,483
4.500%	01/20/41	569		568,104
4.500%	02/20/41	339		338,321
4.500%	06/20/44	363		366,750
4.500%	09/20/46	198		194,309
4.500%	11/20/46	342		344,490
4.500%	03/20/47	278		275,405
4.500%	05/20/48	280		275,152
4.500%	06/20/48	361		354,990
4.500%	08/20/48	1,207		1,185,483
5.000%	TBA	1,000		990,729
5.000%	10/20/37	77		78,546
5.000%	04/20/45	369		375,561
5.500%	11/15/32	30		30,300
5.500%	02/15/33	24		25,675
5.500%	08/15/33	46		46,606
5.500%	08/15/33	63		63,744
5.500%	09/15/33	34		34,450
5.500%	09/15/33	55		56,961
5.500%	10/15/33	40		41,473
5.500%	12/15/33	4		3,981
5.500%	04/15/34	145		151,457
5.500%	07/15/35	31		31,932
5.500%	02/15/36	83		85,681
5.500%	09/20/52	10,485		10,559,343
6.000%	02/15/33	2		1,566
6.000%	04/15/33	12		12,235
6.000%	09/15/33	9		9,289
6.000%	12/15/33	22		22,996
6.000%	12/15/33	64		65,739
6.000%	01/15/34	11		11,294
6.000%	01/15/34	18		18,689
6.000%	06/20/34	38		39,985
6.000%	07/15/34	85		89,589
6.000%	10/15/34	106		109,851
6.500%	10/15/23	—(r	)	89
6.500%	12/15/23	—(r	)	281
6.500%	01/15/24	—(r	)	225
6.500%	01/15/24	1		624
6.500%	01/15/24	1		1,351
6.500%	01/15/24	2		1,943
6.500%	01/15/24	7		6,876
6.500%	02/15/24	—(r	)	45
6.500%	02/15/24	—(r	)	66
6.500%	02/15/24	—(r	)	246
6.500%	02/15/24	—(r	)	353
6.500%	02/15/24	—(r	)	489
6.500%	02/15/24	1		1,331
6.500%	02/15/24	1		1,491
6.500%	02/15/24	2		2,047

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.500%	02/15/24	8		$8,018
6.500%	04/15/24	—(r	)	62
6.500%	04/15/24	—(r	)	272
6.500%	04/15/24	1		540
6.500%	04/15/24	2		2,084
6.500%	05/15/24	1		1,506
6.500%	05/15/24	2		2,496
6.500%	10/15/24	2		2,085
6.500%	12/15/30	4		4,478
6.500%	01/15/32	13		13,629
6.500%	02/15/32	8		8,247
6.500%	07/15/32	19		19,745
6.500%	08/15/32	3		3,379
6.500%	08/15/32	7		6,922
6.500%	08/15/32	22		23,124
6.500%	08/15/32	108		112,334
6.500%	06/15/35	18		18,522
6.500%	07/15/35	6		6,091
8.000%	01/15/24	1		1,217
8.000%	04/15/25	1		657
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	625		490,634

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $454,396,885)				427,900,103

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bonds
1.750%	08/15/41	9,990		6,847,833
2.000%	11/15/41(h)	21,340		15,264,769
2.250%	05/15/41	5,895		4,432,303
2.375%	02/15/42(h)	11,610		8,870,766
2.500%	05/15/46	8,190		6,136,102
2.875%	05/15/52	4,555		3,668,198
3.000%	08/15/52	2,645		2,192,870
U.S. Treasury Notes
3.125%	11/15/28	100		95,344
4.125%	11/15/32	1,505		1,535,100
U.S. Treasury Strips Coupon
2.000%(s)	08/15/39	3,780		1,877,597
2.228%(s)	05/15/28	718		576,840
2.365%(s)	08/15/44	3,095		1,224,338
2.395%(s)	11/15/43	1,156		471,522
2.955%(s)	11/15/41	10,800		4,807,687

TOTAL U.S. TREASURY OBLIGATIONS (cost $73,193,113)				58,001,269

TOTAL LONG-TERM INVESTMENTS (cost $3,424,317,603)				3,801,749,635

Shares
SHORT-TERM INVESTMENTS — 7.5%
AFFILIATED MUTUAL FUNDS — 7.5%
PGIM Core Ultra Short Bond Fund(wa)	237,823,701	237,823,701

SEE NOTES TO FINANCIAL STATEMENTS.

A73

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $59,857,449; includes $59,594,222 of cash collateral for securities on loan)(b)(wa)		59,978,986	$59,948,997

TOTAL AFFILIATED MUTUAL FUNDS (cost $297,681,150)			297,772,698

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
4.226%	03/16/23	140	138,812

(cost $138,798)

TOTAL SHORT-TERM INVESTMENTS (cost $297,819,948)			297,911,510

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—102.6% (cost $3,722,137,551)			4,099,661,145

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $0)			(220)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—102.6% (cost $3,722,137,551)			4,099,660,925
Liabilities in excess of other assets(z) — (2.6)%			(102,434,219)

NET ASSETS — 100.0%			$3,997,226,706

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,261,403 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $57,818,391; cash collateral of $59,594,222 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 11,000,000 is 0.3% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date		Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	01/12/23		(11,500)	$(9,734,915)
Federal National Mortgage Assoc.	3.000%	TBA	01/12/23(tt	)	(2,500)	(2,193,423)
Government National Mortgage Assoc.	5.500%	TBA	01/23/23		(3,000)	(3,016,775)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $15,107,188)						$(14,945,113)

SEE NOTES TO FINANCIAL STATEMENTS.

A74

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	13,500	$(220)

(premiums received $0)

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,420	$3,692	$(71,866)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,230	26,148	(23,279)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	18,515	86,052	27,914

Total Centrally Cleared Swaptions (cost $183,123)							$115,892	$(67,231)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,420	$(59,783)	$(27,401)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,230	(23,383)	5,511
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	18,515	(17,275)	21,606
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	15,420	(1,241)	34,996
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,230	(7,257)	12,376
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	18,515	(25,373)	(8,710)

Total Centrally Cleared Swaptions (premiums received $172,690)							$(134,312)	$38,378

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
363	2 Year U.S. Treasury Notes	Mar. 2023	$74,443,360	$23,325
397	5 Year U.S. Treasury Notes	Mar. 2023	42,848,087	(364,150)
683	10 Year U.S. Treasury Notes	Mar. 2023	76,698,769	(1,064,499)
40	10 Year U.S. Ultra Treasury Notes	Mar. 2023	4,731,250	(18,556)
103	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	13,834,187	(561,451)
6	Mini MSCI EAFE Index	Mar. 2023	584,820	(10,171)
6	S&P 500 E-Mini Index	Mar. 2023	1,158,300	(32,386)

				(2,027,888)

Short Positions:
13	5 Year Euro-Bobl	Mar. 2023	1,610,759	51,980
16	10 Year Euro-Bund	Mar. 2023	2,276,719	151,854
484	20 Year U.S. Treasury Bonds	Mar. 2023	60,666,375	397,922

SEE NOTES TO FINANCIAL STATEMENTS.

A75

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
14	Euro Schatz Index	Mar. 2023	$1,579,856	$19,396

				621,152

				$(1,406,736)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/19/23	HSBC	CAD	4,286	$3,105,926	$3,166,090	$—	$(60,164)
Euro,
Expiring 01/12/23	BNP	EUR	19,901	20,628,407	21,322,768	—	(694,361)
Expiring 01/12/23	SCB	EUR	7,102	7,364,315	7,609,321	—	(245,006)

				$31,098,648	$32,098,179	$—	$(999,531)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/23	0.250	%(M)	7,565	*	$2,570	$(53)	$2,623	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Credit Suisse Group AG	06/20/26	1.000	%(Q)	3,000	$257,255	$173,524	$83,731	BARC
Credit Suisse Group AG	06/20/26	1.000	%(Q)	3,000	257,255	169,259	87,996	BARC
Credit Suisse Group AG	06/20/26	1.000	%(Q)	3,000	257,255	190,401	66,854	BARC

					$771,765	$533,184	$238,581

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	32,130	$(139,820)	$(266,788)	$(126,968)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery

SEE NOTES TO FINANCIAL STATEMENTS.

A76

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps(Q)/ 3.830%	JPM	03/20/23	(7,182)	$(483,966)	$—	$(483,966)
U.S. Treasury Bond(T)	1 Day USOIS +9bps(T)/ 4.420%	JPM	01/18/23	9,385	55,309	—	55,309
U.S. Treasury Bond(T)	1 Day USOIS +6bps(T)/ 4.390%	GSI	01/19/23	17,470	165,639	—	165,639
U.S. Treasury Bond(T)	1 Day USOIS +10bps(T)/ 4.430%	JPM	01/23/23	16,725	470,791	—	470,791
U.S. Treasury Bond(T)	1 Day USOIS +12bps(T)/ 4.450%	JPM	01/26/23	14,990	658,245	—	658,245
U.S. Treasury Bond(T)	1 Day USOIS +6bps(T)/ 4.390%	GSI	01/27/23	24,575	510,513	—	510,513
U.S. Treasury Bond(T)	1 Day USOIS +15bps(T)/ 4.480%	BOA	02/10/23	27,440	857,486	—	857,486
U.S. Treasury Bond(T)	1 Day USOIS +13bps(T)/ 4.460%	JPM	02/23/23	18,765	21,017	—	21,017

					$2,255,034	$—	$2,255,034

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

(2) Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$533,184	$(53)	$2,980,204	$(483,966)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$3,517,585
GS	—	138,812

Total	$—	$3,656,397

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$2,346,957,544	$41,060,776	$—
Exchange-Traded Fund	176,440	—	—
Preferred Stocks	624,800	230,633	—
Asset-Backed Securities
Automobiles	—	70,676,870	—
Collateralized Loan Obligations	—	167,038,415	—
Consumer Loans	—	11,398,172	—
Equipment	—	7,926,973	—
Other	—	4,125,757	—
Residential Mortgage-Backed Securities	—	105,649	1,259,053
Student Loans	—	10,664,031	—
Commercial Mortgage-Backed Securities	—	195,463,141	—
Corporate Bonds	—	380,590,662	—
Municipal Bonds	—	11,971,895	—
Residential Mortgage-Backed Securities	—	51,899,167	—
Sovereign Bonds	—	13,678,285	—
U.S. Government Agency Obligations	—	427,900,103	—
U.S. Treasury Obligations	—	58,001,269	—
Short-Term Investments
Affiliated Mutual Funds	297,772,698	—	—
U.S. Treasury Obligation	—	138,812	—

Total	$2,645,531,482	$1,452,870,610	$1,259,053

Liabilities
Option Written	$—	$—	$(220)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$27,914	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A78

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Swaptions Written	$—	$74,489	$—
Futures Contracts	644,477	—	—
OTC Credit Default Swap Agreements	—	771,765	2,570
OTC Total Return Swap Agreements	—	2,739,000	—

Total	$644,477	$3,613,168	$2,570

Liabilities
Forward Commitment Contracts	$—	$(14,945,113)	$—
Centrally Cleared Swaptions Purchased	—	(95,145)	—
Centrally Cleared Swaptions Written	—	(36,111)	—
Futures Contracts	(2,051,213)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(999,531)	—
Centrally Cleared Credit Default Swap Agreement	—	(126,968)	—
OTC Total Return Swap Agreement	—	(483,966)	—

Total	$(2,051,213)	$(16,686,834)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts and centrally cleared swaptions, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	10.7%
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	7.5
Software	5.1
Banks	5.1
Commercial Mortgage-Backed Securities	4.9
Collateralized Loan Obligations	4.2
Pharmaceuticals	3.8
Technology Hardware, Storage & Peripherals	3.7
Semiconductors & Semiconductor Equipment	3.0
Oil, Gas & Consumable Fuels	2.8
Automobiles	2.6
IT Services	2.5
Interactive Media & Services	2.5
Health Care Providers & Services	2.3
Capital Markets	1.8
Insurance	1.6
Health Care Equipment & Supplies	1.6
U.S. Treasury Obligations	1.5
Aerospace & Defense	1.4
Equity Real Estate Investment Trusts (REITs)	1.4
Beverages	1.4
Biotechnology	1.4
Specialty Retail	1.4
Residential Mortgage-Backed Securities	1.3
Internet & Direct Marketing Retail	1.3
Hotels, Restaurants & Leisure	1.3
Electric Utilities	1.2
Diversified Financial Services	1.1
Machinery	1.1
Household Products	1.1
Chemicals	1.1

Life Sciences Tools & Services	1.0%
Entertainment	0.9
Food & Staples Retailing	0.9
Electric	0.9
Food Products	0.9
Industrial Conglomerates	0.7
Media	0.7
Pipelines	0.7
Communications Equipment	0.6
Diversified Telecommunication Services	0.6
Telecommunications	0.5
Consumer Finance	0.4
Road & Rail	0.4
Multi-Utilities	0.4
Energy Equipment & Services	0.4
Electrical Equipment	0.4
Oil & Gas	0.4
Sovereign Bonds	0.4
Textiles, Apparel & Luxury Goods	0.3
Tobacco	0.3
Airlines	0.3
Real Estate Investment Trusts (REITs)	0.3
Multiline Retail	0.3
Professional Services	0.3
Municipal Bonds	0.3
Agriculture	0.3
Consumer Loans	0.3
Air Freight & Logistics	0.3
Containers & Packaging	0.3
Electronic Equipment, Instruments & Components	0.3
Auto Manufacturers	0.3
Student Loans	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A79

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Distributors	0.2%
Trading Companies & Distributors	0.2
Construction Materials	0.2
Equipment	0.2
Retail	0.2
Commercial Services & Supplies	0.2
Auto Components	0.2
Healthcare-Services	0.2
Building Products	0.2
Wireless Telecommunication Services	0.2
Foods	0.2
Metals & Mining	0.2
Independent Power & Renewable Electricity Producers	0.1
Water Utilities	0.1
Packaging & Containers	0.1
Commercial Services	0.1
Gas Utilities	0.1
Other	0.1
Semiconductors	0.1
Gas	0.1
Household Durables	0.1
Mining	0.1
Office/Business Equipment	0.1
Healthcare-Products	0.1

Mortgage Real Estate Investment Trusts (REITs)	0.0	*%
Home Builders	0.0	*
Engineering & Construction	0.0	*
Building Materials	0.0	*
Housewares	0.0	*
Transportation	0.0	*
Real Estate Management & Development	0.0	*
Construction & Engineering	0.0	*
Miscellaneous Manufacturing	0.0	*
Personal Products	0.0	*
Apparel	0.0	*
Marine	0.0	*
Multi-National	0.0	*
Exchange-Traded Fund	0.0	*
Paper & Forest Products	0.0	*
Leisure Products	0.0	*

	102.6
Option Written	(0.0	)*
Liabilities in excess of other assets	(2.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps and swaptions	$102,403*		Due from/to broker-variation margin swaps and swaptions	$258,224*
Credit contracts	Premiums paid for OTC swap agreements	533,184		Premiums received for OTC swap agreements	53
Credit contracts	—	—		Options written outstanding, at value	220
Credit contracts	Unrealized appreciation on OTC swap agreements	241,204		—	—
Equity contracts	—	—		Due from/to broker-variation margin futures	42,557	*
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	999,531
Interest rate contracts	Due from/to broker-variation margin futures	644,477	*	Due from/to broker-variation margin futures	2,008,656	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,739,000		Unrealized depreciation on OTC swap agreements	483,966

		$4,260,268			$3,793,207

SEE NOTES TO FINANCIAL STATEMENTS.

A80

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$(535,941)	$524,703	$—	$—	$217,400
Equity contracts	—	—	(334,213)	—	—
Foreign exchange contracts	—	—	—	2,790,282	—
Interest rate contracts	—	—	(38,872,233)	—	(15,879,775)

Total	$(535,941)	$524,703	$(39,206,446)	$2,790,282	$(15,662,375)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(19,747)	$62,425	$—	$—	$107,031
Equity contracts	—	—	(75,385)	—	—
Foreign exchange contracts	—	—	—	(804,293)	—
Interest rate contracts	—	—	(3,266,407)	—	5,236,361

Total	$(19,747)	$62,425	$(3,341,792)	$(804,293)	$5,343,392

(2) Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For	the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Purchased (1)	$ 134,778
Options Written (2)	100,270,000
Futures Contracts - Long Positions (2)	233,380,460
Futures Contracts - Short Positions (2)	56,337,269
Forward Foreign Currency Exchange Contracts - Purchased (3)	13,358,584
Forward Foreign Currency Exchange Contracts - Sold (3)	41,074,999
Credit Default Swap Agreements - Buy Protection (2)	25,580,000
Credit Default Swap Agreements - Sell Protection (2)	13,098,540
Total Return Swap Agreements (2)	58,782,442
Inflation Swap Agreements (2)	8,243,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$57,818,391	$(57,818,391)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$771,765	$—	$771,765	$(771,765)	$—
BNP	—	(694,361)	(694,361)	612,829	(81,532)
BOA	857,486	—	857,486	(857,486)	—
GSI	678,775	(273)	678,502	(678,502)	—
HSBC	—	(60,164)	(60,164)	—	(60,164)
JPM	1,205,362	(483,966)	721,396	(721,396)	—
SCB	—	(245,006)	(245,006)	—	(245,006)

	$3,513,388	$(1,483,770)	$2,029,618	$(2,416,320)	$(386,702)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $57,818,391:
Unaffiliated investments (cost $3,424,456,401)	$3,801,888,447
Affiliated investments (cost $297,681,150)	297,772,698
Foreign currency, at value (cost $314,997)	317,840
Receivable for investments sold	72,934,912
Dividends and interest receivable	12,965,436
Unrealized appreciation on OTC swap agreements	2,980,204
Tax reclaim receivable	600,347
Premiums paid for OTC swap agreements	533,184
Receivable for Portfolio shares sold	208,759
Receivable from affiliate	1,956
Due from broker-variation margin swaps and swaptions	987
Prepaid expenses and other assets	548,112

Total Assets	4,190,752,882

LIABILITIES
Payable for investments purchased	113,430,825
Payable to broker for collateral for securities on loan	59,594,222
Forward commitment contracts, at value (proceeds receivable $15,107,188)	14,945,113
Management fee payable	2,077,309
Accrued expenses and other liabilities	1,420,568
Unrealized depreciation on OTC forward foreign currency exchange contracts	999,531
Unrealized depreciation on OTC swap agreements	483,966
Payable for Portfolio shares purchased	312,680
Due to broker-variation margin futures	147,806
Payable to affiliate	109,518
Trustees’ fees payable	2,590
Affiliated transfer agent fee payable	980
Distribution fee payable	795
Options written outstanding, at value	220
Premiums received for OTC swap agreements	53

Total Liabilities	193,526,176

NET ASSETS	$3,997,226,706

Net assets were comprised of:
Partners’ Equity	$3,997,226,706

Class I:
Net asset value and redemption price per share, $3,993,540,470 / 106,060,061 outstanding shares of beneficial interest	$37.65

Class III:
Net asset value and redemption price per share, $3,686,236 / 98,314 outstanding shares of beneficial interest	$37.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $198,374 foreign withholding tax, of which $28,259 is reimbursable by an affiliate)	$47,091,166
Interest income	40,132,107
Affiliated dividend income	6,847,036
Income from securities lending, net (including affiliated income of $87,538)	90,659

Total income	94,160,968

EXPENSES
Management fee	26,029,490
Distribution fee—Class III	7,703
Custodian and accounting fees	349,545
Trustees’ fees	75,550
Legal fees and expenses	54,564
Audit fee	47,000
Shareholders’ reports	45,593
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	106,806

Total expenses	26,726,933

NET INVESTMENT INCOME (LOSS)	67,434,035

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $7,556)	(10,963,545)
Futures transactions	(39,206,446)
Forward currency contract transactions	2,790,282
Options written transactions	524,703
Swap agreements transactions	(15,662,375)
Foreign currency transactions	(692,373)

(63,209,754)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $23,713)	(722,293,126)
Futures	(3,341,792)
Forward currency contracts	(804,293)
Options written	62,425
Swap agreements	5,343,392
Foreign currencies	79,337

(720,954,057)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(784,163,811)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(716,729,776)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$67,434,035	$56,460,238
Net realized gain (loss) on investment and foreign currency transactions	(63,209,754)	523,923,693
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(720,954,057)	177,114,878

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(716,729,776)	757,498,809

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	7,218,379	10,264,950
Portfolio shares purchased	(263,033,768)	(277,076,354)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(255,815,389)	(266,811,404)

TOTAL INCREASE (DECREASE)	(972,545,165)	490,687,405
NET ASSETS:
Beginning of year	4,969,771,871	4,479,084,466

End of year	$3,997,226,706	$4,969,771,871

SEE NOTES TO FINANCIAL STATEMENTS.

A83

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$44.14	$37.61	$34.32	$28.63		$29.88

Income (Loss) From Investment Operations:
Net investment income (loss)	0.62	0.49	0.56	0.61		0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.11)	6.04	2.73	5.08		(1.78)

Total from investment operations	(6.49)	6.53	3.29	5.69		(1.25)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$37.65	$44.14	$37.61	$34.32		$28.63

Total Return(d)	(14.70)%	17.36%	9.59%	19.87	%(e)	(4.18	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,994	$4,968	$4,479	$4,328		$3,834
Average net assets (in millions)	$4,335	$4,766	$4,171	$4,127		$4,157
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.62%	0.61%	0.62%	0.63%		0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.61%	0.62%	0.63%		0.63%
Net investment income (loss)	1.55%	1.18%	1.64%	1.92%		1.75%
Portfolio turnover rate(g)(h)	139%	119%	120%	125%		139%

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$44.06	$40.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.55	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.12)	3.07

Total from investment operations	(6.57)	3.33

Net Asset Value, end of period	$37.49	$44.06

Total Return(d)	(14.91)%	8.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4	$2
Average net assets (in millions)	$3	$1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.87%	0.86	%(j)
Expenses before waivers and/or expense reimbursement	0.87%	0.86	%(j)
Net investment income (loss)	1.39%	0.86	%(j)
Portfolio turnover rate(g)(h)	139%	119%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

PSF PGIM GOVERNMENT INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.8%
ASSET-BACKED SECURITIES — 11.2%
Collateralized Loan Obligations
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
5.633%(c)	04/20/32	1,000	$984,635
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32	500	490,660
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	07/20/34	3,000	2,921,159
Battalion CLO Ltd.,
Series 2020-15A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
5.429%(c)	01/17/33	2,500	2,447,739
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34	500	485,273
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30	3,709	3,653,835
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.896%(c)	06/20/34	3,250	3,179,363
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34	500	485,527
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
5.703%(c)	07/20/32	2,500	2,448,569
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
5.319%(c)	04/15/34	2,250	2,175,143
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1R, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
5.303%(c)	10/20/29	914	903,657
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34	500	484,501

TOTAL ASSET-BACKED SECURITIES (cost $21,002,248)			20,660,061

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	3,000	2,615,726

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Mortgage Trust,
Series 2019-CD08, Class A3
2.657%	08/15/57	4,000	$3,420,374
Fannie Mae-Aces,
Series 2022-M03, Class A2
1.707%(cc)	11/25/31	4,000	3,147,124
Series 2022-M13, Class A2
2.593%(cc)	06/25/32	2,000	1,688,731
FHLMC Multifamily Structured Pass-Through Certificates,
Series K151, Class A3
3.511%	04/25/30	400	373,237
Series K152, Class A2
3.080%	01/25/31	140	127,022

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,992,701)			11,372,214

CORPORATE BOND — 0.4%
Diversified Financial Services
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series PP
1.400%	07/15/28	885	749,081

(cost $883,264)

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Government National Mortgage Assoc.,
Series 2015-143, Class WA
4.000%	10/20/45	172	167,307
Merrill Lynch Mortgage Investors Trust,
Series 2003-E, Class A1, 1 Month LIBOR + 0.620% (Cap 11.750%, Floor 0.620%)
5.009%(c)	10/25/28	6	5,564
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.780%(cc)	02/25/34	30	27,747

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $215,555)			200,618

U.S. GOVERNMENT AGENCY OBLIGATIONS — 51.7%
Federal Farm Credit Bank
5.480%	06/27/42	500	481,886
Federal Home Loan Bank
4.250%	09/10/32	210	204,998
5.500%	07/15/36	1,000	1,099,376
Federal Home Loan Mortgage Corp.
1.500%	11/01/50	429	331,589
2.000%	01/01/32	120	109,266
2.000%	12/01/50	1,781	1,455,303
2.000%	05/01/51	472	385,644
2.500%	03/01/30	198	185,507
2.500%	11/01/46	257	221,466
2.500%	04/01/51	2,602	2,210,051
3.000%	06/01/29	150	143,949
3.000%	01/01/37	272	252,591
3.000%	06/01/45	146	133,320
3.000%	01/01/48	215	191,227
3.000%	10/01/49	74	65,503

SEE NOTES TO FINANCIAL STATEMENTS.

A85

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	04/01/52	494	$433,700
3.000%	05/01/52	762	668,961
3.000%	06/01/52	486	426,619
3.500%	12/01/32	244	235,850
3.500%	07/01/42	236	221,224
3.500%	10/01/42	406	380,063
3.500%	08/01/43	455	426,112
3.500%	09/01/45	155	143,869
3.500%	10/01/45	137	127,241
3.500%	02/01/47	181	167,790
3.500%	07/01/47	275	256,562
3.500%	03/01/48	370	343,003
3.500%	02/01/52	998	907,610
3.500%	08/01/52	498	452,754
4.000%	06/01/26	12	11,322
4.000%	09/01/26	48	47,035
4.000%	11/01/37	596	581,762
4.000%	09/01/40	122	117,538
4.000%	12/01/40	135	129,650
4.000%	12/01/40	156	149,810
4.000%	11/01/43	297	285,481
4.000%	09/01/48	6	5,788
4.000%	05/01/52	492	461,489
4.500%	09/01/39	504	500,517
4.500%	08/01/48	135	132,445
5.000%	06/01/33	126	128,784
5.000%	05/01/34	76	77,414
5.000%	09/01/52	995	980,891
5.500%	05/01/37	24	25,186
5.500%	02/01/38	80	82,899
5.500%	05/01/38	34	35,118
5.500%	01/01/53	2,500	2,506,660
6.000%	09/01/34	41	41,290
6.000%	01/01/37	31	31,904
6.000%	09/01/38	23	24,146
6.000%	08/01/39	28	29,346
6.250%	07/15/32	2,275	2,652,879
6.500%	09/01/32	11	11,621
6.750%	03/15/31	210	247,091
Federal Home Loan Mortgage Corp., MTN
1.899%(s)	11/15/38	600	284,016
Federal National Mortgage Assoc.
0.875%	08/05/30	500	397,276
1.500%	11/01/50	1,324	1,023,011
1.500%	12/01/50	842	650,851
2.000%	TBA	1,500	1,220,190
2.000%	08/01/31	122	110,840
2.000%	05/01/36	791	705,129
2.000%	06/01/40	327	278,315
2.000%	07/01/40	349	297,061
2.000%	02/01/41	1,589	1,353,038
2.000%	05/01/41	1,901	1,619,141
2.000%	09/01/50	2,407	1,969,609
2.000%	10/01/50	1,556	1,275,556
2.000%	12/01/50	395	322,814
2.000%	02/01/51(k)	3,522	2,874,486
2.000%	05/01/51	466	380,641
2.500%	06/01/28	663	630,093

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	05/01/41	1,001	$880,009
2.500%	02/01/43	96	82,349
2.500%	12/01/46	334	288,208
2.500%	01/01/50	678	579,559
2.500%	03/01/50	212	181,599
2.500%	05/01/50	909	777,339
2.500%	08/01/50	2,101	1,787,578
2.500%	09/01/50	1,583	1,370,300
2.500%	10/01/50	2,361	2,010,411
2.500%	04/01/51	1,073	921,355
2.500%	04/01/51	1,594	1,353,768
2.500%	11/01/51	966	820,040
2.500%	04/01/52	474	401,506
2.500%	05/01/52	957	816,019
3.000%	02/01/31	276	263,825
3.000%	11/01/36	216	200,334
3.000%	03/01/43	361	328,749
3.000%	07/01/43	446	405,682
3.000%	07/01/43	594	540,429
3.000%	09/01/46	304	271,518
3.000%	11/01/46	141	125,813
3.000%	11/01/46	185	165,801
3.000%	11/01/46	784	701,003
3.000%	12/01/47	419	378,603
3.000%	02/01/50	174	154,320
3.000%	06/01/50	302	266,486
3.000%	11/01/51	936	823,365
3.000%	04/01/52	485	425,516
3.000%	04/01/52	485	425,894
3.000%	04/01/52	675	592,305
3.000%	04/01/52	962	845,141
3.000%	04/01/52	965	847,699
3.000%	04/01/52	973	862,852
3.500%	TBA(tt)	1,500	1,362,454
3.500%	07/01/31	345	335,736
3.500%	02/01/33	60	58,418
3.500%	06/01/39	129	120,586
3.500%	04/01/42	214	199,979
3.500%	06/01/42	321	300,496
3.500%	07/01/42	166	155,800
3.500%	07/01/42	403	377,021
3.500%	06/01/45	548	509,263
3.500%	07/01/46	177	164,033
3.500%	12/01/46	161	149,368
3.500%	12/01/46	402	376,220
3.500%	11/01/48	289	267,573
3.500%	09/01/51	499	454,450
4.000%	07/01/37	374	364,844
4.000%	09/01/40	511	491,183
4.000%	06/01/42	309	296,591
4.000%	09/01/44	193	185,214
4.000%	09/01/44	361	345,536
4.000%	04/01/45	180	172,360
4.000%	07/01/45	128	122,463
4.000%	10/01/45	220	210,868
4.000%	10/01/46	68	64,761
4.000%	02/01/47	63	59,995
4.000%	06/01/47	109	104,320

SEE NOTES TO FINANCIAL STATEMENTS.

A86

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	07/01/47	113		$108,293
4.000%	10/01/47	354		337,843
4.000%	11/01/47	90		85,611
4.000%	11/01/47	122		116,838
4.000%	05/01/52	980		920,018
4.500%	TBA	250		240,564
4.500%	05/01/40	460		451,810
4.500%	04/01/42	305		302,169
5.000%	12/01/31	21		20,800
5.000%	03/01/34	149		151,932
5.000%	06/01/35	63		64,415
5.000%	07/01/35	32		32,510
5.000%	05/01/36	42		42,644
5.000%	07/01/52	485		478,118
5.500%	02/01/34	98		101,439
5.500%	09/01/34	113		116,418
5.500%	02/01/35	102		103,244
5.500%	06/01/35	31		30,763
5.500%	06/01/35	52		52,563
5.500%	09/01/35	30		30,179
5.500%	09/01/35	64		64,146
5.500%	10/01/35	105		106,441
5.500%	11/01/35	40		40,575
5.500%	11/01/35	54		54,367
5.500%	11/01/35	214		221,814
5.500%	11/01/52	500		501,341
5.500%	11/01/52	502		503,132
5.500%	01/01/53	500		501,342
6.000%	12/01/33	8		8,584
6.000%	02/01/34	53		54,753
6.000%	08/01/34	—(r	)	192
6.000%	11/01/34	—(r	)	258
6.000%	01/01/35	3		3,247
6.000%	01/01/36	52		53,019
6.000%	05/01/38	19		20,261
6.500%	07/01/32	95		98,210
6.500%	08/01/32	46		47,085
6.500%	10/01/32	104		107,665
6.500%	10/01/37	73		76,395
6.625%	11/15/30	3,000		3,499,404
7.000%	12/01/31	24		24,143
7.000%	01/01/36	12		12,899
8.000%	10/01/23	—(r	)	10
8.000%	09/01/24	—(r	)	340
8.000%	11/01/24	—(r	)	445
8.000%	01/01/26	—(r	)	9
9.000%	02/01/25	2		2,034
9.000%	04/01/25	1		743
Government National Mortgage Assoc.
2.000%	09/20/51	317		266,584
2.500%	12/20/46	90		79,294
2.500%	05/20/51	399		346,699
2.500%	08/20/51	1,500		1,302,477
3.000%	TBA	500		445,091
3.000%	03/15/45	363		324,744
3.000%	07/20/46	360		325,980
3.000%	09/20/46	388		350,810
3.000%	10/20/46	97		88,143

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	04/20/47	452		$407,301
3.000%	12/20/48	287		258,468
3.000%	04/20/49	277		249,686
3.000%	07/20/49	72		64,597
3.000%	12/20/49	302		271,516
3.000%	09/20/51	1,051		940,012
3.500%	TBA	500		459,308
3.500%	01/20/43	431		406,319
3.500%	04/20/43	204		192,313
3.500%	03/20/45	253		236,295
3.500%	04/20/45	203		189,724
3.500%	04/20/46	340		317,136
3.500%	07/20/46	495		461,279
3.500%	07/20/48	410		381,894
3.500%	11/20/48	106		98,847
3.500%	01/20/49	188		175,201
3.500%	05/20/49	354		328,863
4.000%	06/15/40	65		62,640
4.000%	08/20/46	205		196,692
4.000%	11/20/46	124		118,834
4.000%	09/20/47	164		158,225
4.000%	06/20/48	252		240,279
4.000%	02/20/49	227		217,444
4.500%	TBA(tt)	500		484,956
4.500%	02/20/41	196		195,570
4.500%	03/20/41	167		166,592
4.500%	06/20/44	126		126,927
4.500%	09/20/46	148		144,634
4.500%	11/20/46	257		258,368
4.500%	01/20/47	33		32,706
4.500%	05/20/52	524		509,426
5.000%	07/15/33	63		64,598
5.000%	09/15/33	110		112,898
5.000%	04/15/34	67		67,447
5.000%	10/20/48	46		46,580
5.000%	08/20/52	997		988,126
5.500%	03/15/34	116		121,360
5.500%	03/15/36	32		32,934
6.500%	07/15/32	8		8,097
6.500%	08/15/32	1		1,394
6.500%	08/15/32	3		2,843
6.500%	08/15/32	9		9,635
6.500%	08/15/32	45		46,207
7.000%	06/15/23	—(r	)	101
7.000%	06/15/23	—(r	)	194
7.000%	06/15/23	—(r	)	332
7.000%	07/15/23	—(r	)	15
7.000%	07/15/23	2		1,713
7.000%	08/15/23	—(r	)	42
7.000%	08/15/23	—(r	)	422
7.000%	09/15/23	—(r	)	228
7.000%	10/15/23	—(r	)	105
7.000%	11/15/23	—(r	)	325
7.000%	11/15/23	1		961
7.000%	01/15/24	2		1,867
7.000%	05/15/24	2		2,387
7.000%	08/15/28	16		16,779
7.500%	12/15/25	13		13,495

SEE NOTES TO FINANCIAL STATEMENTS.

A87

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.500%	02/15/26	3	$2,751
8.500%	09/15/24	12	12,457
8.500%	04/15/25	1	896
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes
5.500%	09/18/33	300	324,990
Resolution Funding Corp. Interest Strips, Bonds
2.895%(s)	01/15/30	350	252,114
3.555%(s)	04/15/30	675	489,399
Resolution Funding Corp. Principal Strips, Bonds
3.143%(s)	04/15/30	2,305	1,667,521
3.596%(s)	01/15/30	2,290	1,677,775
Tennessee Valley Authority, Sr. Unsec’d. Notes
0.750%	05/15/25	325	297,704
1.500%	09/15/31	500	392,507
2.875%	02/01/27	175	166,422
5.880%	04/01/36	230	253,432
6.750%	11/01/25	510	541,598
7.125%	05/01/30	530	618,508

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $105,914,268)			95,410,132

U.S. TREASURY OBLIGATIONS — 29.2%
U.S. Treasury Bonds
1.375%	11/15/40	6,870	4,470,867
2.000%	11/15/41	830	593,709
2.250%	05/15/41(k)	25,835	19,424,691
2.375%	02/15/42	245	187,195
2.500%	02/15/46	710	532,944
2.500%	05/15/46	1,485	1,112,590
2.875%	05/15/43(k)	1,515	1,239,223
3.000%	05/15/47	10,490	8,618,191
3.625%	08/15/43	125	115,156
3.750%	11/15/43	3,645	3,421,174
U.S. Treasury Notes
3.875%	11/30/27	280	278,491
4.125%	11/15/32	370	377,400
U.S. Treasury Strips Coupon
0.807%(s)	11/15/29	15	11,335
1.225%(s)	02/15/41	130	60,145
1.450%(s)	08/15/42	60	25,718
1.463%(s)	11/15/42	155	65,621
1.488%(s)	11/15/41	730	324,964
1.775%(s)	02/15/40	535	260,269
1.982%(s)	08/15/39	2,120	1,053,044
1.990%(s)	02/15/39	2,825	1,436,336
2.010%(s)	08/15/30	941	690,863
2.056%(s)	11/15/38	220	113,120
2.172%(s)	02/15/28	530	430,107
2.208%(s)	05/15/39	560	281,094
2.353%(s)	02/15/44	780	314,529
2.361%(s)	05/15/41	1,945	887,862
2.365%(s)	05/15/44	2,790	1,111,859
2.415%(s)	11/15/40	525	246,012
2.416%(s)	05/15/42	80	34,612

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.434%(s)	11/15/45	345	$129,766
2.436%(s)	02/15/46	390	145,473
2.443%(s)	08/15/44	210	83,073
2.452%(s)	08/15/43	1,145	470,389
2.486%(s)	02/15/45	200	77,594
2.506%(s)	11/15/43	4,315	1,760,048
2.513%(s)	08/15/41	2,740	1,233,642
2.857%(s)	05/15/31	33	23,578
3.176%(s)	08/15/40	800	379,812
3.979%(s)	02/15/42	3,945	1,730,869

TOTAL U.S. TREASURY OBLIGATIONS (cost $68,523,810)			53,753,365

TOTAL LONG-TERM INVESTMENTS (cost $209,531,846)			182,145,471

		Shares
SHORT-TERM INVESTMENT — 3.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $6,302,149)(wa)		6,302,149	6,302,149

TOTAL INVESTMENTS—102.2% (cost $215,833,995)			188,447,620
Liabilities in excess of other assets(z) — (2.2)%			(4,121,008)

NET ASSETS — 100.0%			$184,326,612

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 2,000,000 is 1.1% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A88

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.
(proceeds receivable $251,211)	5.500%	TBA	01/12/23	(250)	$(250,617)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
141	2 Year U.S. Treasury Notes	Mar. 2023	$28,916,016	$11,866
256	5 Year U.S. Treasury Notes	Mar. 2023	27,630,001	(74,661)
421	10 Year U.S. Treasury Notes	Mar. 2023	47,276,986	(179,110)
9	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	1,208,813	(67,513)

				(309,418)

Short Positions:
217	10 Year U.S. Ultra Treasury Notes	Mar. 2023	25,667,031	166,829
448	20 Year U.S. Treasury Bonds	Mar. 2023	56,154,000	201,975

				368,804

				$59,386

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$—	$2,057,424

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$20,660,061	$—
Commercial Mortgage-Backed Securities	—	11,372,214	—
Corporate Bond	—	749,081	—
Residential Mortgage-Backed Securities	—	200,618	—
U.S. Government Agency Obligations	—	95,410,132	—
U.S. Treasury Obligations	—	53,753,365	—
Short-Term Investment
Affiliated Mutual Fund	6,302,149	—	—

Total	$6,302,149	$182,145,471	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A89

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$380,670	$—	$—

Liabilities
Forward Commitment Contract	$—	$(250,617)	$—
Futures Contracts	(321,284)	—	—

Total	$(321,284)	$(250,617)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	51.7%
U.S. Treasury Obligations	29.2
Collateralized Loan Obligations	11.2
Commercial Mortgage-Backed Securities	6.2
Affiliated Mutual Fund	3.4
Diversified Financial Services	0.4

Residential Mortgage-Backed Securities	0.1%

102.2
Liabilities in excess of other assets	(2.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$380,670	*	Due from/to broker-variation margin futures	$321,284	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$2,889,540	$(779,452)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$400,503	$786,295

SEE NOTES TO FINANCIAL STATEMENTS.

A90

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$113,838,513
Futures Contracts - Short Positions (1)	87,943,910
Inflation Swap Agreements (1)	2,134,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Unaffiliated investments (cost $209,531,846)	$182,145,471
Affiliated investments (cost $6,302,149)	6,302,149
Cash	19,082
Receivable for investments sold	3,692,348
Dividends and interest receivable	780,573
Receivable for Portfolio shares sold	49
Prepaid expenses and other assets	3,367

Total Assets	192,943,039

LIABILITIES
Payable for investments purchased	8,181,259
Forward commitment contracts, at value (proceeds receivable $251,211)	250,617
Accrued expenses and other liabilities	77,858
Management fee payable	63,748
Due to broker-variation margin futures	24,170
Payable for Portfolio shares purchased	16,778
Affiliated transfer agent fee payable	980
Distribution fee payable	606
Trustees’ fees payable	411

Total Liabilities	8,616,427

NET ASSETS	$184,326,612

Net assets were comprised of:
Partners’ Equity	$184,326,612

Class I:
Net asset value and redemption price per share, $181,332,883 / 14,916,984 outstanding shares of beneficial interest	$12.16

Class III:
Net asset value and redemption price per share, $2,993,729 / 247,239 outstanding shares of beneficial interest	$12.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$5,376,629
Affiliated dividend income	127,982
Income from securities lending, net (including affiliated income of $802)	914

Total income	5,505,525

EXPENSES
Management fee	793,826
Distribution fee—Class III	4,122
Custodian and accounting fees	47,239
Audit fee	35,300
Shareholders’ reports	25,645
Legal fees and expenses	20,910
Trustees’ fees	11,601
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	22,372

Total expenses	971,697

NET INVESTMENT INCOME (LOSS)	4,533,828

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,904))	(5,064,555)
Futures transactions	2,889,540
Swap agreements transactions	(779,452)

(2,954,467)

Net change in unrealized appreciation (depreciation) on:
Investments	(32,459,518)
Futures	400,503
Swap agreements	786,295

(31,272,720)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(34,227,187)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,693,359)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,533,828	$3,127,986
Net realized gain (loss) on investment transactions	(2,954,467)	1,187,150
Net change in unrealized appreciation (depreciation) on investments	(31,272,720)	(11,901,520)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,693,359)	(7,586,384)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	11,747,354	3,780,217
Portfolio shares purchased	(21,104,441)	(19,045,491)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(9,357,087)	(15,265,274)

TOTAL INCREASE (DECREASE)	(39,050,446)	(22,851,658)
NET ASSETS:
Beginning of year	223,377,058	246,228,716

End of year	$184,326,612	$223,377,058

SEE NOTES TO FINANCIAL STATEMENTS.

A92

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.05	$14.51	$13.54	$12.70	$12.62

Income (Loss) From Investment Operations:
Net investment income (loss)	0.29	0.19	0.23	0.31	0.28
Net realized and unrealized gain (loss) on investment transactions	(2.18)	(0.65)	0.74	0.53	(0.20)

Total from investment operations	(1.89)	(0.46)	0.97	0.84	0.08

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$12.16	$14.05	$14.51	$13.54	$12.70

Total Return(d)	(13.45)%	(3.17)%	7.16%	6.61%	0.63	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$181.3	$223.1	$246.2	$238.6	$221.1
Average net assets (in millions)	$196.8	$231.5	$246.6	$234.6	$230.5
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.49%	0.48%	0.51%	0.52%	0.51%
Expenses before waivers and/or expense reimbursement	0.49%	0.48%	0.51%	0.52%	0.51%
Net investment income (loss)	2.28%	1.35%	1.58%	2.34%	2.28%
Portfolio turnover rate(g)(h)	177%	222%	150%	269%	284%

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$14.03	$14.17

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28	0.11
Net realized and unrealized gain (loss) on investment transactions	(2.20)	(0.25)

Total from investment operations	(1.92)	(0.14)

Net Asset Value, end of period	$12.11	$14.03

Total Return(d)	(13.68)%	(0.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.0	$0.3
Average net assets (in millions)	$1.6	$0.2
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.74%	0.68	%(j)
Expenses before waivers and/or expense reimbursement	0.74%	0.68	%(j)
Net investment income (loss)	2.26%	1.09	%(j)
Portfolio turnover rate(g)(h)	177%	222%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS — 32.1%
BOS
4.3%, dated 12/30/22, due 01/03/23 in the amount of $70,033,444 collateralized by GNMA (coupon rates 3.000%-5.500%, maturity dates 04/20/45-12/20/52) with the aggregate value, including accrued interest, of $71,400,001		70,000	$70,000,000
CAG
4.3%, dated 12/30/22, due 01/03/23 in the amount of $8,420,021 collateralized by GNMA (coupon rate 2.000%, maturity date 01/20/51) with the aggregate value, including accrued interest, of $8,584,320		8,416	8,416,000
CIBC
4.3%, dated 12/15/22, due 02/02/23 in the amount of $20,117,056 collateralized by U.S. Treasury Securities (coupon rates 0.000%-4.435%, maturity dates 02/21/23-08/15/49) with the aggregate value, including accrued interest, of $20,446,301		20,000	20,000,000
GS
4.3%, dated 12/28/22, due 01/04/23 in the amount of $35,029,264 collateralized by FNMA (coupon rate 3.500%, maturity date 07/01/52) with the aggregate value, including accrued interest, of $35,700,000		35,000	35,000,000
ING
4.31%, dated 12/15/22, due 02/02/23 in the amount of $20,117,328 collateralized by FHLMC (coupon rates 2.387%-5.500%, maturity dates 03/01/38-11/01/52), FNMA (coupon rates 2.000%-5.500%, maturity dates 05/01/35-09/01/52) and GNMA (coupon rate 5.500%, maturity date 09/20/52) with the aggregate value, including accrued interest, of $20,400,001		20,000	20,000,000
4.31%, dated 12/15/22, due 02/03/23 in the amount of $20,119,722 collateralized by FHLMC (coupon rates 2.000%-8.000%, maturity dates 07/01/28-11/01/52) and FNMA (coupon rates 2.000%-5.500%, maturity dates 12/01/26-11/01/52) with the aggregate value, including accrued interest, of $20,400,000		20,000	20,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
NWS
4.28%, dated 12/28/22, due 01/04/23 in the amount of $20,016,644 collateralized by U.S. Treasury Securities (coupon rate 3.125%, maturity date 08/15/25) with the aggregate value, including accrued interest, of $20,417,039		20,000	$20,000,000
SSB
4.3%, dated 12/30/22, due 01/03/23 in the amount of $40,019,111 collateralized by U.S. Treasury Securities (coupon rate 0.125%, maturity date 05/15/23) with the aggregate value, including accrued interest, of $40,806,455		40,000	40,000,000
TDM
4.3%, dated 12/30/22, due 01/03/23 in the amount of $70,033,444 collateralized by U.S. Treasury Securities (coupon rates 0.375%-2.875%, maturity dates 03/31/24-09/30/27) with the aggregate value, including accrued interest, of $71,400,024		70,000	70,000,000

TOTAL REPURCHASE AGREEMENTS (cost $303,416,000)			303,416,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 67.0%
Federal Farm Credit Bank, SOFR + 0.008% (Cap N/A, Floor 0.000%)
4.308%(c)	02/07/23	8,750	8,749,889
Federal Farm Credit Bank, SOFR + 0.015% (Cap N/A, Floor 0.000%)
4.315%(c)	05/02/23	10,000	9,999,831
Federal Farm Credit Bank, SOFR + 0.025%
4.325%(c)	10/27/23	11,450	11,449,438
Federal Farm Credit Bank, SOFR + 0.025% (Cap N/A, Floor 0.000%)
4.325%(c)	09/27/23	9,350	9,349,651
Federal Farm Credit Bank, SOFR + 0.035% (Cap N/A, Floor 0.000%)
4.335%(c)	05/12/23	10,500	10,500,191
Federal Farm Credit Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
4.340%(c)	03/10/23	4,500	4,500,105
Federal Farm Credit Bank, SOFR + 0.050% (Cap N/A, Floor 0.000%)
4.350%(c)	11/09/23	2,825	2,825,363
Federal Farm Credit Bank, SOFR + 0.110% (Cap N/A, Floor 0.000%)
4.410%(c)	11/15/23	10,000	10,000,000
Federal Farm Credit Bank, SOFR + 0.120% (Cap N/A, Floor 0.000%)
4.420%(c)	09/14/23	6,800	6,800,000
Federal Home Loan Bank
4.011%(n)	01/06/23	12,000	11,993,333
4.111%(n)	01/27/23	22,000	21,935,289
4.210%(n)	02/06/23	13,000	12,945,660
4.229%(n)	02/08/23	17,500	17,422,298
4.260%(n)	02/15/23	13,500	13,428,872
4.289%(n)	02/17/23	34,000	33,811,347
4.400%(n)	02/22/23	17,500	17,389,536
4.417%(n)	03/01/23	16,750	16,630,093
4.480%(n)	03/15/23	17,000	16,847,288
4.495%(n)	03/22/23	17,500	17,327,139

SEE NOTES TO FINANCIAL STATEMENTS.

A94

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank, SOFR + 0.010% (Cap N/A, Floor 0.000%)
4.310%(c)	01/17/23	15,000	$14,999,912
Federal Home Loan Bank, SOFR + 0.015% (Cap N/A, Floor 0.000%)
4.315%(c)	02/08/23	8,750	8,749,931
Federal Home Loan Bank, SOFR + 0.020% (Cap N/A, Floor 0.000%)
4.320%(c)	01/12/23	16,500	16,500,000
4.320%(c)	01/24/23	13,000	13,000,000
Federal Home Loan Bank, SOFR + 0.025% (Cap N/A, Floor 0.000%)
4.325%(c)	01/25/23	10,500	10,500,032
Federal Home Loan Bank, SOFR + 0.030% (Cap N/A, Floor 0.000%)
4.330%(c)	01/19/23	16,500	16,500,000
4.330%(c)	02/28/23	16,500	16,500,000
4.330%(c)	03/21/23	13,000	13,000,000
Federal Home Loan Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
4.340%(c)	01/30/23	3,000	2,999,999
4.340%(c)	01/30/23	16,500	16,500,000
4.340%(c)	02/10/23	16,000	16,000,000
4.340%(c)	02/17/23	13,000	13,000,000
4.340%(c)	10/06/23	8,250	8,250,000
Federal Home Loan Bank, SOFR + 0.045% (Cap N/A, Floor 0.000%)
4.345%(c)	03/03/23	13,000	13,000,000
Federal Home Loan Bank, SOFR + 0.050% (Cap N/A, Floor 0.000%)
4.350%(c)	02/08/23	8,000	8,000,000
4.350%(c)	03/03/23	9,000	9,000,000
4.350%(c)	06/27/23	16,500	16,500,000
Federal Home Loan Bank, SOFR + 0.055% (Cap N/A, Floor 0.000%)
4.355%(c)	04/04/23	16,500	16,500,000
Federal Home Loan Bank, SOFR + 0.060% (Cap N/A, Floor 0.000%)
4.360%(c)	04/10/23	10,000	10,000,000
4.360%(c)	04/18/23	3,000	3,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.360%(c)	05/01/23	17,000	$17,000,000
4.360%(c)	06/06/23	16,000	16,000,000
4.360%(c)	07/03/23	13,000	13,000,000
Federal Home Loan Bank, SOFR + 0.065% (Cap N/A, Floor 0.000%)
4.365%(c)	05/08/23	16,000	16,000,000
Federal Home Loan Bank, SOFR + 0.070% (Cap N/A, Floor 0.000%)
4.370%(c)	04/03/23	12,000	12,000,000
4.370%(c)	05/17/23	11,500	11,500,000
4.370%(c)	12/14/23	8,400	8,400,000
Federal Home Loan Bank, SOFR + 0.090% (Cap N/A, Floor 0.000%)
4.390%(c)	05/23/23	10,000	10,000,000
4.390%(c)	08/15/23	12,000	12,000,000
4.390%(c)	08/16/23	5,000	5,000,000
Federal Home Loan Bank, SOFR + 0.100% (Cap N/A, Floor 0.000%)
4.400%(c)	09/21/23	16,500	16,500,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $633,805,197)			633,805,197

TOTAL INVESTMENTS—99.1% (cost $937,221,197)			937,221,197
Other assets in excess of liabilities — 0.9%			8,089,530

NET ASSETS — 100.0%			$945,310,727

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(n)	Rate shown reflects yield to maturity at purchased date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Repurchase Agreements	$—	$303,416,000	$—
U.S. Government Agency Obligations	—	633,805,197	—

Total	$—	$937,221,197	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	67.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A95

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Repurchase Agreements	32.1%

99.1
Other assets in excess of liabilities	0.9

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	BOS	$70,000,000	$(70,000,000)	$—
Repurchase Agreements	CAG	8,416,000	(8,416,000)	—
Repurchase Agreements	CIBC	20,000,000	(20,000,000)	—
Repurchase Agreements	GS	35,000,000	(35,000,000)	—
Repurchase Agreements	ING	40,000,000	(40,000,000)	—
Repurchase Agreements	NWS	20,000,000	(20,000,000)	—
Repurchase Agreements	SSB	40,000,000	(40,000,000)	—
Repurchase Agreements	TDM	70,000,000	(70,000,000)	—

		$303,416,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments, at value:	$633,805,197
Repurchase Agreements (cost $303,416,000)	303,416,000
Cash	56
Receivable for investments sold	8,500,000
Interest receivable	2,744,356
Receivable for Portfolio shares sold	29,805
Prepaid expenses	7,655

Total Assets	948,503,069

LIABILITIES
Payable for Portfolio shares purchased	2,840,852
Management fee payable	239,670
Accrued expenses and other liabilities	79,729
Distribution fee payable	30,310
Affiliated transfer agent fee payable	980
Trustees’ fees payable	801

Total Liabilities	3,192,342

NET ASSETS	$945,310,727

Net assets were comprised of:
Partners’ Equity.	$945,310,727

Class I:
Net asset value and redemption price per share, $802,595,837 / 80,256,778 outstanding shares of beneficial interest	$10.00

Class III:
Net asset value and redemption price per share, $142,714,890 / 14,271,667 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
Interest income	$15,119,909

EXPENSES
Management fee	2,751,606
Distribution fee—Class III	342,353
Custodian and accounting fees	93,688
Shareholders’ reports	39,197
Audit fee	25,100
Legal fees and expenses	25,093
Trustees’ fees	22,582
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	23,628

Total expenses	3,333,929
Less: Fee waivers and/or expense reimbursement	(503,442)
Less: Distribution fee waiver—Class III	(113,784)

Net expenses	2,716,703

NET INVESTMENT INCOME (LOSS)	12,403,206

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	3,259

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,406,465

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$12,403,206	$—
Net realized gain (loss) on investment transactions	3,259	381,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,406,465	381,775

DISTRIBUTIONS
Class I	(10,727,306)	(331,630)
Class III	(1,680,477)	(50,145)

	(12,407,783)	(381,775)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	896,553,186	1,118,916,318
Portfolio shares issued in reinvestment of distributions	12,407,783	381,775
Portfolio shares purchased	(832,486,578)	(1,108,241,533)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	76,474,391	11,056,560

TOTAL INCREASE (DECREASE)	76,473,073	11,056,560
NET ASSETS:
Beginning of year	868,837,654	857,781,094

End of year	$945,310,727	$868,837,654

SEE NOTES TO FINANCIAL STATEMENTS.

A97

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021		2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.00	$10.00		$10.00	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.14	—	(b)	0.03	0.19	0.15
Less Dividends and Distributions	(0.14)	(—	)(b)	(0.03)	(0.19)	(0.15)

Net Asset Value, end of year	$10.00	$10.00		$10.00	$10.00	$10.00

Total Return(c)	1.39%	0.04%		0.30%	1.92%	1.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$803	$725		$792	$600	$536
Average net assets (in millions)	$780	$748		$667	$563	$560
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.27%	0.06%		0.21%	0.35%	0.35%
Expenses before waivers and/or expense reimbursement	0.32%	0.32%		0.34%	0.35%	0.35%
Net investment income (loss)	1.37%	—%		0.26%	1.88%	1.52%

Class III
	Year Ended December 31,			May 18, 2020(e) through December 31,
	2022	2021		2020
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$10.00	$10.00		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.12	—	(b)	—	(b)
Less Dividends and Distributions:	(0.12)	(—	)(b)	(—	)(b)

Net Asset Value, end of period	$10.00	$10.00		$10.00

Total Return(c)	1.22%	0.04%		—	%(b)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$143	$144		$66
Average net assets (in millions)	$137	$118		$34
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.44%	0.06%		0.13	%(f)
Expenses before waivers and/or expense reimbursement	0.58%	0.58%		0.58	%(f)
Net investment income (loss)	1.23%	—%		—	%(b)(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Commencement of offering.
(f)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

PSF PGIM JENNISON BLEND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 97.8%
Aerospace & Defense — 2.7%
Airbus SE (France)	367,843	$43,737,453
Northrop Grumman Corp.	37,973	20,718,449
Raytheon Technologies Corp.	541,886	54,687,135

		119,143,037

Automobiles — 1.8%
General Motors Co.	747,666	25,151,484
Tesla, Inc.*	470,520	57,958,654

		83,110,138

Banks — 5.3%
Bank of America Corp.	1,868,960	61,899,955
JPMorgan Chase & Co.	601,776	80,698,162
PNC Financial Services Group, Inc. (The)	319,158	50,407,814
Truist Financial Corp.	1,065,321	45,840,763

		238,846,694

Beverages — 1.0%
PepsiCo, Inc.	240,557	43,459,028

Biotechnology — 3.0%
AbbVie, Inc.	396,041	64,004,186
Amgen, Inc.	142,078	37,315,366
Vertex Pharmaceuticals, Inc.*	117,252	33,860,032

		135,179,584

Building Products — 1.3%
Johnson Controls International PLC	879,805	56,307,520

Capital Markets — 2.2%
Blackstone, Inc.	242,604	17,998,791
Goldman Sachs Group, Inc. (The)	237,129	81,425,356

		99,424,147

Chemicals — 1.6%
Linde PLC (United Kingdom)	223,452	72,885,573

Communications Equipment — 0.7%
Cisco Systems, Inc.	675,104	32,161,955

Consumer Finance — 0.6%
SLM Corp.	1,764,399	29,289,023

Containers & Packaging — 0.8%
Crown Holdings, Inc.(a)	462,409	38,014,644

Electric Utilities — 0.9%
NextEra Energy, Inc.	500,838	41,870,057

Energy Equipment & Services — 0.8%
Schlumberger Ltd.	674,923	36,081,384

Entertainment — 1.3%
Netflix, Inc.*	146,730	43,267,743
ROBLOX Corp. (Class A Stock)*(a)	168,626	4,799,096
Spotify Technology SA*	141,933	11,205,610

		59,272,449

Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.	131,552	27,870,607

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	120,690	$55,094,985
Walmart, Inc.	413,684	58,656,254

		113,751,239

Food Products — 0.9%
Mondelez International, Inc. (Class A Stock)	627,346	41,812,611

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	240,408	26,394,394
Intuitive Surgical, Inc.*	146,276	38,814,337

		65,208,731

Health Care Providers & Services — 2.8%
Centene Corp.*	426,974	35,016,138
Cigna Corp.	100,662	33,353,347
UnitedHealth Group, Inc.	106,363	56,391,535

		124,761,020

Hotels, Restaurants & Leisure — 2.5%
Airbnb, Inc. (Class A Stock)*	215,192	18,398,916
Chipotle Mexican Grill, Inc.*	11,361	15,763,274
Marriott International, Inc. (Class A Stock)	140,480	20,916,067
McDonald’s Corp.	210,078	55,361,855

		110,440,112

Household Products — 1.4%
Procter & Gamble Co. (The)	411,176	62,317,835

Insurance — 3.8%
Chubb Ltd.	353,154	77,905,773
Marsh & McLennan Cos., Inc.	287,534	47,581,126
MetLife, Inc.	652,632	47,230,978

		172,717,877

Interactive Media & Services — 4.3%
Alphabet, Inc. (Class A Stock)*	1,230,494	108,566,486
Alphabet, Inc. (Class C Stock)*	622,780	55,259,269
Meta Platforms, Inc. (Class A Stock)*	232,884	28,025,261

		191,851,016

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	1,290,800	108,427,200
MercadoLibre, Inc. (Brazil)*	67,721	57,308,219

		165,735,419

IT Services — 4.1%
Adyen NV (Netherlands), 144A*	17,681	24,545,646
Mastercard, Inc. (Class A Stock)	166,657	57,951,639
Snowflake, Inc. (Class A Stock)*	198,111	28,436,853
Visa, Inc. (Class A Stock)(a)	354,557	73,662,762

		184,596,900

Life Sciences Tools & Services — 2.2%
Danaher Corp.	327,664	86,968,579
Thermo Fisher Scientific, Inc.	17,468	9,619,453

		96,588,032

SEE NOTES TO FINANCIAL STATEMENTS.

A99

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Machinery — 2.6%
Deere & Co.	96,034	$41,175,538
Fortive Corp.	571,242	36,702,299
Otis Worldwide Corp.	488,427	38,248,718

		116,126,555

Media — 0.4%
Trade Desk, Inc. (The) (Class A Stock)*(a)	451,428	20,237,517

Multi-Utilities — 1.2%
Ameren Corp.	597,916	53,166,691

Oil, Gas & Consumable Fuels — 6.1%
ConocoPhillips	2,307,824	272,323,232

Personal Products — 0.8%
Estee Lauder Cos., Inc. (The) (Class A Stock)	146,138	36,258,299

Pharmaceuticals — 8.5%
AstraZeneca PLC (United Kingdom), ADR	1,366,079	92,620,156
Bristol-Myers Squibb Co.	1,144,933	82,377,929
Eli Lilly & Co.	455,893	166,783,895
Novo Nordisk A/S (Denmark), ADR	276,263	37,389,435

		379,171,415

Road & Rail — 1.6%
Uber Technologies, Inc.*	1,378,732	34,096,042
Union Pacific Corp.	177,227	36,698,395

		70,794,437

Semiconductors & Semiconductor Equipment — 4.9%
Broadcom, Inc.	87,264	48,791,920
Lam Research Corp.	81,220	34,136,766
NVIDIA Corp.	446,888	65,308,212
NXP Semiconductors NV (China)	226,651	35,817,658
QUALCOMM, Inc.	315,499	34,685,960

		218,740,516

Software — 7.9%
Adobe, Inc.*	173,626	58,430,358
Atlassian Corp. (Class A Stock)*(a)	155,792	20,047,314
Crowdstrike Holdings, Inc. (Class A Stock)*	119,063	12,536,143
Microsoft Corp.	840,312	201,523,624
Salesforce, Inc.*	481,400	63,828,826

		356,366,265

Specialty Retail — 1.3%
Home Depot, Inc. (The)	100,952	31,886,698
Lowe’s Cos., Inc.	122,553	24,417,460

		56,304,158

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	1,617,509	210,162,944

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods — 2.6%
Lululemon Athletica, Inc.*	95,147	$30,483,196
LVMH Moet Hennessy Louis Vuitton SE (France)	95,634	69,592,219
NIKE, Inc. (Class B Stock)	142,756	16,703,879

		116,779,294

Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.*	284,813	39,873,820

TOTAL COMMON STOCKS (cost $2,881,817,899)		4,389,001,775

PREFERRED STOCK — 0.3%
Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	128,245	12,941,658

(cost $10,333,164)

TOTAL LONG-TERM INVESTMENTS (cost $2,892,151,063)		4,401,943,433

SHORT-TERM INVESTMENTS — 3.7%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	80,562,662	80,562,662
PGIM Institutional Money Market Fund (cost $83,587,364; includes $83,241,217 of cash collateral for securities on loan)(b)(wa)	83,812,616	83,770,710

TOTAL SHORT-TERM INVESTMENTS (cost $164,150,026)		164,333,372

TOTAL INVESTMENTS—101.8% (cost $3,056,301,089)		4,566,276,805
Liabilities in excess of other assets — (1.8)%		(80,895,193)

NET ASSETS — 100.0%		$4,485,381,612

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $81,142,604; cash collateral of $83,241,217 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$75,405,584	$43,737,453	$—
Automobiles	83,110,138	—	—
Banks	238,846,694	—	—
Beverages	43,459,028	—	—
Biotechnology	135,179,584	—	—
Building Products	56,307,520	—	—
Capital Markets	99,424,147	—	—
Chemicals	72,885,573	—	—
Communications Equipment	32,161,955	—	—
Consumer Finance	29,289,023	—	—
Containers & Packaging	38,014,644	—	—
Electric Utilities	41,870,057	—	—
Energy Equipment & Services	36,081,384	—	—
Entertainment	59,272,449	—	—
Equity Real Estate Investment Trusts (REITs)	27,870,607	—	—
Food & Staples Retailing	113,751,239	—	—
Food Products	41,812,611	—	—
Health Care Equipment & Supplies	65,208,731	—	—
Health Care Providers & Services	124,761,020	—	—
Hotels, Restaurants & Leisure	110,440,112	—	—
Household Products	62,317,835	—	—
Insurance	172,717,877	—	—
Interactive Media & Services	191,851,016	—	—
Internet & Direct Marketing Retail	165,735,419	—	—
IT Services	160,051,254	24,545,646	—
Life Sciences Tools & Services	96,588,032	—	—
Machinery	116,126,555	—	—
Media	20,237,517	—	—
Multi-Utilities	53,166,691	—	—
Oil, Gas & Consumable Fuels	272,323,232	—	—
Personal Products	36,258,299	—	—
Pharmaceuticals	379,171,415	—	—
Road & Rail	70,794,437	—	—
Semiconductors & Semiconductor Equipment	218,740,516	—	—
Software	356,366,265	—	—
Specialty Retail	56,304,158	—	—
Technology Hardware, Storage & Peripherals	210,162,944	—	—
Textiles, Apparel & Luxury Goods	47,187,075	69,592,219	—
Wireless Telecommunication Services	39,873,820	—	—
Preferred Stock
Automobiles	—	12,941,658	—
Short-Term Investments
Affiliated Mutual Funds	164,333,372	—	—

Total	$4,415,459,829	$150,816,976	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A101

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Pharmaceuticals	8.5%
Software	7.9
Oil, Gas & Consumable Fuels	6.1
Banks	5.3
Semiconductors & Semiconductor Equipment	4.9
Technology Hardware, Storage & Peripherals	4.7
Interactive Media & Services	4.3
IT Services	4.1
Insurance	3.8
Internet & Direct Marketing Retail	3.7
Affiliated Mutual Funds (1.9% represents investments purchased with collateral from securities on loan)	3.7
Biotechnology	3.0
Health Care Providers & Services	2.8
Aerospace & Defense	2.7
Textiles, Apparel & Luxury Goods	2.6
Machinery	2.6
Food & Staples Retailing	2.5
Hotels, Restaurants & Leisure	2.5
Capital Markets	2.2
Life Sciences Tools & Services	2.2
Automobiles	2.1
Chemicals	1.6

Road & Rail	1.6%
Health Care Equipment & Supplies	1.5
Household Products	1.4
Entertainment	1.3
Building Products	1.3
Specialty Retail	1.3
Multi-Utilities	1.2
Beverages	1.0
Electric Utilities	0.9
Food Products	0.9
Wireless Telecommunication Services	0.9
Containers & Packaging	0.8
Personal Products	0.8
Energy Equipment & Services	0.8
Communications Equipment	0.7
Consumer Finance	0.6
Equity Real Estate Investment Trusts (REITs)	0.6
Media	0.4

101.8
Liabilities in excess of other assets	(1.8)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$81,142,604	$(81,142,604)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $81,142,604:
Unaffiliated investments (cost $2,892,151,063)	$4,401,943,433
Affiliated investments (cost $164,150,026)	164,333,372
Cash	44
Dividends receivable	3,787,363
Tax reclaim receivable	1,228,280
Receivable for Portfolio shares sold	1,914
Prepaid expenses and other assets	502,012

Total Assets	4,571,796,418

LIABILITIES
Payable to broker for collateral for securities on loan	83,241,217
Management fee payable	1,756,969
Payable for Portfolio shares purchased	565,374
Accrued expenses and other liabilities	478,005
Payable to affiliate	368,468
Trustees’ fees payable	2,941
Affiliated transfer agent fee payable	980
Distribution fee payable	549
Administration fee payable	303

Total Liabilities	86,414,806

NET ASSETS	$4,485,381,612

Net assets were comprised of:
Partners’ Equity	$4,485,381,612

Class I:
Net asset value and redemption price per share, $4,482,850,104 / 61,013,653 outstanding shares of beneficial interest	$73.47

Class II:
Net asset value and redemption price per share, $1,627,558 / 22,812 outstanding shares of beneficial interest	$71.35

Class III:
Net asset value and redemption price per share, $903,950 / 12,355 outstanding shares of beneficial interest	$73.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $449,871 foreign withholding tax, of which $17,374 is reimbursable by an affiliate)	$69,684,519
Affiliated dividend income	1,267,466
Income from securities lending, net (including affiliated income of $151,316)	151,573

Total income	71,103,558

EXPENSES
Management fee	22,712,835
Distribution fee—Class II	4,559
Distribution fee—Class III	2,030
Administration fee—Class II	2,735
Custodian and accounting fees	271,110
Trustees’ fees	86,290
Legal fees and expenses	48,408
Shareholders’ reports	40,836
Audit fee	25,000
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	121,818

Total expenses	23,326,303

NET INVESTMENT INCOME (LOSS)	47,777,255

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $74,496)	(13,197,016)
Foreign currency transactions	27,906

(13,169,110)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(35,063))	(1,609,381,738)
Foreign currencies	(7,751)

(1,609,389,489)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(1,622,558,599)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,574,781,344)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$47,777,255	$27,094,027
Net realized gain (loss) on investment and foreign currency transactions	(13,169,110)	458,080,561
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,609,389,489)	633,394,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,574,781,344)	1,118,568,970

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	3,644,403	8,893,934
Portfolio shares purchased	(325,685,209)	(419,616,091)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(322,040,806)	(410,722,157)

TOTAL INCREASE (DECREASE)	(1,896,822,150)	707,846,813
NET ASSETS:
Beginning of year	6,382,203,762	5,674,356,949

End of year	$4,485,381,612	$6,382,203,762

SEE NOTES TO FINANCIAL STATEMENTS.

A103

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$98.09	$81.50	$63.18	$49.02		$51.52

Income (Loss) From Investment Operations:
Net investment income (loss)	0.76	0.40	0.53	0.66		0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(25.38)	16.19	17.79	13.50		(3.07)

Total from investment operations	(24.62)	16.59	18.32	14.16		(2.54)

Capital Contributions	—	—	—	—	(b)(c)	0.04	(b)

Net Asset Value, end of year	$73.47	$98.09	$81.50	$63.18		$49.02

Total Return(d)	(25.10)%	20.36%	29.00%	28.89	%(e)	(4.85	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,482.9	$6,379.2	$5,672.4	$4,711.0		$3,919.6
Average net assets (in millions)	$5,044.7	$6,084.1	$4,776.8	$4,406.8		$4,497.1
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.46%	0.46%	0.47%	0.47%		0.47%
Expenses before waivers and/or expense reimbursement	0.46%	0.46%	0.47%	0.47%		0.47%
Net investment income (loss)	0.95%	0.45%	0.80%	1.16%		0.98%
Portfolio turnover rate(h)	22%	29%	62%	43%		37%

Class II
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$95.64	$79.78	$62.09	$48.37		$51.04

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.04	0.26	0.43		0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(24.72)	15.82	17.43	13.29		(3.03)

Total from investment operations	(24.29)	15.86	17.69	13.72		(2.71)

Capital Contributions	—	—	—	—	(b)(c)	0.04	(b)

Net Asset Value, end of year	$71.35	$95.64	$79.78	$62.09		$48.37

Total Return(d)	(25.40)%	19.88%	28.49%	28.36	%(e)	(5.23	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.6	$2.3	$2.0	$1.7		$1.5
Average net assets (in millions)	$1.8	$2.2	$1.7	$1.6		$1.8
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.86%	0.86%	0.87%	0.87%		0.87%
Expenses before waivers and/or expense reimbursement	0.86%	0.86%	0.87%	0.87%		0.87%
Net investment income (loss)	0.55%	0.04%	0.40%	0.76%		0.59%
Portfolio turnover rate(h)	22%	29%	62%	43%		37%

SEE NOTES TO FINANCIAL STATEMENTS.

A104

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$97.92	$87.74

Income (Loss) From Investment Operations:
Net investment income (loss)	0.58	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(25.34)	10.06

Total from investment operations	(24.76)	10.18

Net Asset Value, end of period	$73.16	$97.92

Total Return(d)	(25.29)%	11.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.9	$0.6
Average net assets (in millions)	$0.8	$0.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.71%	0.70	%(j)
Expenses before waivers and/or expense reimbursement	0.71%	0.70	%(j)
Net investment income (loss)	0.74%	0.18	%(j)
Portfolio turnover rate(h)	22%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conformto GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.93)% and (5.31)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

PSF PGIM TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 107.3%
ASSET-BACKED SECURITIES — 23.0%
Automobiles — 1.2%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D
2.130%	03/18/26	300	$280,814
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-02A, Class A, 144A
2.020%	02/20/27	600	543,738
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25	154	152,670
Series 2020-03A, Class D
1.730%	07/15/26	200	192,683
Series 2021-02A, Class C
0.980%	06/15/26	10	9,610
Series 2021-02A, Class D
1.400%	04/15/27	20	18,273
Series 2022-01A, Class E, 144A
5.020%	10/15/29	1,300	1,084,347
GM Financial Automobile Leasing Trust,
Series 2020-02, Class C
2.560%	07/22/24	1	998
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A
2.630%	06/25/26	200	177,479
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	2,300	2,001,817
Series 2021-02A, Class B, 144A
2.120%	12/27/27	200	171,388
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A
2.050%	12/26/25	100	90,080
Series 2022-02A, Class B, 144A
2.650%	06/26/28	400	342,792
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A
33.784%	01/25/28	732	840,815
Series 2020-02, Class D, 144A
1.487%	02/25/28	282	275,326
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	3,500	3,359,196
Series 2019-01A, Class B, 144A
3.950%	11/14/28	800	740,960
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A
7.375%	05/15/32	567	553,924
Series 2022-C, Class E, 144A
11.366%	12/15/32	300	300,041
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D
2.220%	09/15/26	400	389,589
Series 2020-03, Class D
1.640%	11/16/26	1,400	1,342,200

			12,868,740

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Debt Obligations — 0.4%
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands),
Series 2022-FL01, Class A, 144A, 30 Day Average SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.257%(c)	01/15/37		3,000	$2,917,884
MF1 Ltd. (Cayman Islands),
Series 2022-FL08, Class A, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 1.350%)
5.176%(c)	02/19/37		1,550	1,490,304

				4,408,188

Collateralized Loan Obligations — 19.5%
AlbaCore Euro CLO DAC (Ireland),
Series 04A, Class B1, 144A, 3 Month EURIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.600%(c)	07/15/35	EUR	5,500	5,681,969
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
2.148%(c)	04/15/32	EUR	10,000	10,398,316
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)
5.100%(c)	07/15/30		4,750	4,731,998
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32		3,500	3,434,622
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.720%(c)	05/17/31		3,000	2,937,953
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	10/15/35	EUR	6,500	6,648,341
Series 2021-02A, Class A2B, 144A
2.100%	10/15/35	EUR	6,250	5,270,316
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland),
Series 2014-02A, Class AR1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.548%(c)	11/15/31	EUR	10,000	10,343,674
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	01/15/30		4,000	3,942,141
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
5.305%(c)	04/24/31		1,500	1,474,852
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.435%(c)	01/22/31		3,750	3,701,222
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)
5.355%(c)	10/15/29		6,302	6,258,440

SEE NOTES TO FINANCIAL STATEMENTS.

A106

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		207	$205,037
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.475%(c)	01/22/31		2,000	1,975,359
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31		6,000	5,921,321
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)
5.336%(c)	04/26/31		3,500	3,431,873
Hayfin Emerald CLO DAC (Ireland),
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.895%(c)	11/17/32	EUR	10,500	11,016,308
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31		3,973	3,927,977
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
5.388%(c)	04/25/31		2,494	2,463,738
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		6,625	6,429,863
Series 2019-14A, Class A2R, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
5.993%(c)	10/20/34		6,750	6,442,134
Madison Park Funding Ltd. (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
5.155%(c)	04/22/27		6,901	6,812,817
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.478%(c)	04/25/32		2,000	1,967,092
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.398%(c)	04/21/31		9,635	9,448,379
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.199%(c)	07/15/31		6,000	5,880,209
OCP CLO Ltd. (Cayman Islands),
Series 2020-18A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
5.333%(c)	07/20/32		5,000	4,892,743
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30		1,236	1,217,945

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	10/15/34		7,000	$6,769,609
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
5.273%(c)	04/20/31		3,958	3,885,240
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.632%(c)	05/07/31		4,955	4,838,558
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.468%(c)	04/25/31		5,750	5,634,066
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
5.563%(c)	10/20/32		12,500	12,398,315
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.397%(c)	01/26/31		3,500	3,459,824
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34		3,000	2,913,163
Series 2017-01A, Class BRR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.115%(c)	10/29/34		4,000	3,810,356
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30		2,977	2,930,968
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.383%(c)	01/20/31		3,000	2,967,305
Toro European CLO DAC (Ireland),
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	07/15/34	EUR	8,000	8,218,638
Trinitas Euro CLO DAC (Ireland),
Series 02A, Class CR, 144A, 3 Month EURIBOR + 3.750% (Cap N/A, Floor 3.750%)
5.128%(c)	04/15/35	EUR	4,500	4,664,080
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)
5.292%(c)	04/25/31		3,000	2,952,942
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31		6,500	6,375,085
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/31		2,750	2,674,804

SEE NOTES TO FINANCIAL STATEMENTS.

A107

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34		1,750	$1,695,754

				213,045,346

Consumer Loans — 0.7%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	400	277,805
Lending Funding Trust,
Series 2020-02A, Class A, 144A
2.320%	04/21/31		300	261,016
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		762	739,888
Series 2021-01A, Class B, 144A
2.470%	11/20/31		100	81,001
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		380	374,946
Series 2020-AA, Class A, 144A
2.190%	08/21/34		500	475,846
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A
3.840%	05/14/32		450	446,807
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,500	1,310,356
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		1,011	998,455
Series 2019-A, Class D, 144A
6.220%	08/08/25		1,300	1,168,587
Oportun Funding XIV LLC,
Series 2021-A, Class B, 144A
1.760%	03/08/28		300	277,851
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A
3.070%	03/15/32		1,200	1,094,671

				7,507,229

Credit Cards — 0.2%
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
4.293%(c)	03/15/29	GBP	300	358,791
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)
4.123%(c)	07/15/29	GBP	300	356,702
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)
4.331%(c)	11/15/28	GBP	1,625	1,949,111

				2,664,604

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month LIBOR + 2.925% (Cap N/A, Floor 2.925%)
7.314%(c)	10/25/31		169	$155,656
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.589%(c)	08/25/35		62	60,080
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.409%(c)	10/25/33		89	87,316

				303,052

Other — 0.2%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
6.739%(c)	04/25/23		220	206,618
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24		2,250	2,105,185

				2,311,803

Residential Mortgage-Backed Securities — 0.4%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
3.766%(c)	10/25/34		506	484,570
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.898%(c)	11/25/60	EUR	828	843,447
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.520%)
4.909%(c)	06/25/35		54	54,036
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.895%(c)	09/27/75	EUR	1,278	1,309,086
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
4.686%(c)	04/16/23^	EUR	1,830	1,856,650

				4,547,789

Student Loans — 0.4%
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A
0.000%	02/25/43		2,980	696,192
Series 2018-C, Class A, 144A
0.000%(cc)	08/25/43		779	722,594
Series 2018-D, Class A, 144A
0.000%(cc)	11/25/43		794	744,547
Series 2019-A, Class R, 144A
0.000%	10/25/48		1,393	297,466

SEE NOTES TO FINANCIAL STATEMENTS.

A108

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A
1.690%	05/15/69	33	$29,315
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 1.250%)
6.639%(c)	11/29/24	219	218,550
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 1.250%)
6.639%(c)	11/29/24	1,116	1,115,833

			3,824,497

TOTAL ASSET-BACKED SECURITIES (cost $266,169,181)			251,481,248

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.0%
BANK,
Series 2017-BNK05, Class A4
3.131%	06/15/60	4,400	4,022,890
Series 2017-BNK06, Class A4
3.254%	07/15/60	920	850,942
Series 2017-BNK08, Class A3
3.229%	11/15/50	1,333	1,216,259
Series 2019-BN18, Class A3
3.325%	05/15/62	1,500	1,346,169
Series 2020-BN29, Class A3
1.742%	11/15/53	1,000	783,468
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	989	914,416
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	1,018,489
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	433,550
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	353,812
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,560	1,239,131
Benchmark Mortgage Trust,
Series 2019-B09, Class A4
3.751%	03/15/52	3,400	3,146,348
Series 2020-B18, Class A4
1.672%	07/15/53	2,900	2,315,228
Series 2020-B21, Class A4
1.704%	12/17/53	1,000	795,283
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month SOFR + 2.114% (Cap N/A, Floor 2.114%)
6.450%(c)	10/15/36	2,125	2,044,744
Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.414%)
6.750%(c)	10/15/36	1,360	1,301,790

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-XL, Class J, 144A, 1 Month SOFR + 2.764% (Cap N/A, Floor 2.764%)
7.100%(c)	10/15/36	2,975	$2,834,206
Series 2021-ACNT, Class E, 144A, 1 Month LIBOR + 2.197% (Cap N/A, Floor 2.197%)
6.515%(c)	11/15/38	3,350	3,156,785
BX Trust,
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)
7.036%(c)	01/15/39	5,000	4,549,004
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3
2.647%	11/15/52	7,700	7,161,818
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	3,500	3,182,931
CFK Trust,
Series 2020-MF02, Class A, 144A
2.387%	03/15/39	6,550	5,639,672
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A
2.778%(cc)	11/10/31	2,400	2,293,750
Series 2016-CLNE, Class C, 144A
2.778%(cc)	11/10/31	900	853,509
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)
7.083%(c)	11/15/37	1,327	1,272,065
Commercial Mortgage Trust,
Series 2014-UBS04, Class A4
3.420%	08/10/47	3,200	3,094,483
Series 2015-DC01, Class A4
3.078%	02/10/48	5,000	4,807,148
Series 2016-COR01, Class A3
2.826%	10/10/49	2,474	2,284,196
Series 2017-COR02, Class A2
3.239%	09/10/50	3,829	3,502,419
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
6.468%(c)	05/15/36	2,600	2,514,700
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class A2
3.067%	06/15/52	1,200	1,048,836
DBGS Mortgage Trust,
Series 2018-BIOD, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
6.736%(c)	05/15/35	2,990	2,799,563
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,400	1,142,536
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A4
3.071%	06/10/50	2,800	2,572,701
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A
3.555%(cc)	09/10/35	3,000	2,669,155

SEE NOTES TO FINANCIAL STATEMENTS.

A109

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K044, Class X1, IO
0.739%(cc)	01/25/25	62,168	$764,110
Series K053, Class X1, IO
0.877%(cc)	12/25/25	85,055	1,767,963
Series K055, Class X1, IO
1.346%(cc)	03/25/26	12,905	448,444
Series KG03, Class X1, IO
1.379%(cc)	06/25/30	29,271	2,253,870
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3
3.119%	05/10/50	2,849	2,699,587
Series 2017-GS06, Class A2
3.164%	05/10/50	3,249	2,971,278
Series 2019-GC38, Class A3
3.703%	02/10/52	5,800	5,301,482
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	310	295,529
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	1,070	995,575
Series 2017-C05, Class A4
3.414%	03/15/50	1,423	1,326,807
Series 2017-C07, Class A4
3.147%	10/15/50	3,600	3,283,695
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	1,639	1,498,159
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31	5,875	4,903,496
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A3
3.955%(cc)	07/15/46	1,212	1,203,786
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50	2,750	2,536,818
Series 2017-HR02, Class A3
3.330%	12/15/50	5,453	4,980,582
Series 2019-L03, Class A3
2.874%	11/15/52	1,200	1,028,980
Series 2019-MEAD, Class E, 144A
3.177%(cc)	11/10/36	575	477,901
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	140	121,450
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50	1,887	1,721,442
Series 2017-C07, Class A3
3.418%	12/15/50	5,200	4,823,051
Series 2018-C10, Class A3
4.048%	05/15/51	2,200	2,056,199
Series 2019-C17, Class A3
2.669%	10/15/52	2,000	1,702,877

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	2,777	$2,703,450
Series 2016-C32, Class A3
3.294%	01/15/59	1,998	1,878,042
Series 2016-C34, Class A3
2.834%	06/15/49	2,500	2,355,257
Series 2016-C35, Class A3
2.674%	07/15/48	4,451	4,070,514
Series 2017-C40, Class A3
3.317%	10/15/50	1,370	1,258,552
Series 2019-C54, Class A3
2.892%	12/15/52	1,200	1,034,727

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $155,821,646)			141,625,619

CORPORATE BONDS — 34.2%
Aerospace & Defense — 0.9%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31	2,770	2,145,190
3.400%	04/15/30	385	337,960
Boeing Co. (The),
Sr. Unsec’d. Notes
1.875%	06/15/23	10	9,832
1.950%	02/01/24	20	19,253
2.196%	02/04/26	180	163,606
2.750%	02/01/26	90	83,575
2.850%	10/30/24	30	28,713
2.950%	02/01/30	5	4,232
3.900%	05/01/49	50	35,244
3.950%	08/01/59	1,450	973,318
4.508%	05/01/23	20	19,934
5.150%	05/01/30	25	24,382
5.930%	05/01/60	48	44,077
6.875%	03/15/39	20	21,088
7.950%	08/15/24	50	51,022
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24	1,280	1,278,442
7.500%	03/15/25	1,321	1,307,418
7.875%	04/15/27(a)	2,575	2,502,591
General Dynamics Corp.,
Gtd. Notes
1.150%	06/01/26	20	17,784
3.250%	04/01/25	10	9,696
3.500%	04/01/27	30	28,712
4.250%	04/01/40	5	4,565
L3 Technologies, Inc.,
Gtd. Notes
3.850%	06/15/23	25	24,771
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/29	40	34,202
4.400%	06/15/28	37	35,596
4.400%	06/15/28	15	14,487

SEE NOTES TO FINANCIAL STATEMENTS.

A110

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	10	$6,778
4.500%	05/15/36	30	28,580
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	30	28,791
3.250%	01/15/28	40	36,994
5.250%	05/01/50	10	9,891
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	03/15/27	5	4,764
4.875%	10/15/40	15	13,999

			9,349,487

Agriculture — 0.3%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	60	45,250
2.625%	09/16/26	35	32,054
3.400%	02/04/41	50	33,178
3.700%	02/04/51	100	63,167
3.875%	09/16/46	10	6,674
4.000%	02/04/61	5	3,259
4.400%	02/14/26	43	42,150
4.800%	02/14/29	11	10,547
5.950%	02/14/49	30	26,734
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28(a)	1,570	1,306,691
2.726%	03/25/31	10	7,799
3.462%	09/06/29	10	8,553
3.557%	08/15/27	1,500	1,365,880
4.540%	08/15/47	20	14,216
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	145	128,448
Gtd. Notes, 144A
3.950%	06/15/25	150	144,032
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	02/02/26	40	35,268
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
0.875%	05/01/26	30	26,365
1.500%	05/01/25	15	13,876
5.000%	11/17/25	10	10,051
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	20	19,572

			3,343,764

Airlines — 0.5%
Air Canada (Canada),
Sr. Sec’d. Notes, 144A
3.875%	08/15/26	50	44,235

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	1,382	$1,233,904
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31	38	32,652
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.750%	10/28/29	10	8,412
3.800%	04/19/23	11	10,908
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	15	14,629
4.750%	10/20/28	75	70,591
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	27	26,903
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	3,355	3,316,805
United Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
4.150%	02/25/33	43	37,615
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	53	42,711
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29	103	101,212
United Airlines 2020-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.875%	07/15/27	19	18,124
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	825	768,384
4.625%	04/15/29	195	170,179

			5,897,264

Auto Manufacturers — 0.8%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
0.800%	04/01/24	40	37,934
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32	10	7,524
4.346%	12/08/26	20	18,953
4.750%	01/15/43	1,125	813,925
5.291%	12/08/46	290	223,010
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	275	227,232
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	17	16,604
4.875%	10/02/23	1,350	1,348,728
5.000%	04/01/35	1,365	1,174,728
5.150%	04/01/38	1,000	866,016

SEE NOTES TO FINANCIAL STATEMENTS.

A111

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
5.200%	04/01/45	10	$8,177
6.125%	10/01/25	40	40,778
6.250%	10/02/43	1,455	1,348,234
6.600%	04/01/36	285	279,497
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23	85	85,000
3.700%	05/09/23	20	19,886
4.250%	05/15/23	50	49,827
4.300%	07/13/25	70	67,910
Jr. Sub. Notes, Series C
5.700%(ff)	09/30/30(oo)	5	4,240
Sr. Unsec’d. Notes
2.350%	01/08/31	20	15,106
2.400%	04/10/28	1,065	898,771
2.700%	08/20/27	38	33,184
3.100%	01/12/32(a)	45	35,347
5.100%	01/17/24	45	44,870
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.000%	09/17/24	30	27,732
1.800%	10/15/25	40	36,022
2.375%	10/15/27	15	12,828
2.650%	02/10/25	15	14,097
3.400%	06/20/24	40	38,695
Sr. Unsec’d. Notes, 144A, MTN
0.800%	01/08/24	60	57,131
1.800%	01/10/28	15	12,288
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
1.450%	03/02/26	150	134,226
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A
1.050%	03/08/24	90	84,326
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26	54	45,160
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.150%	08/13/27	25	21,314
1.900%	04/06/28	50	43,533
2.150%	02/13/30	10	8,420
Sr. Unsec’d. Notes, MTN, SOFR Index + 0.330%
4.055%(c)	01/11/24	100	99,549

			8,300,802

Auto Parts & Equipment — 0.2%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27(a)	645	584,779
Aptiv PLC/Aptiv Corp.,
Gtd. Notes
4.150%	05/01/52	20	14,483
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/25	60	58,951

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	875	$858,594
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27	350	324,574

			1,841,381

Banks — 9.8%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26	600	530,547
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
5.039%(c)	04/12/23	400	399,687
Sub. Notes
2.749%	12/03/30	1,000	757,994
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(a)(oo)	1,655	1,542,568
Sr. Unsec’d. Notes
1.734%(ff)	07/22/27	45	39,444
2.299%(ff)	07/21/32	20	15,397
2.572%(ff)	10/20/32	10	7,845
2.687%(ff)	04/22/32	2,565	2,052,185
3.419%(ff)	12/20/28	10	9,070
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28(a)	740	681,516
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	50	38,442
1.922%(ff)	10/24/31	20	15,266
2.496%(ff)	02/13/31	92	74,741
2.676%(ff)	06/19/41	20	13,512
3.093%(ff)	10/01/25	50	47,903
3.824%(ff)	01/20/28	3,410	3,183,407
3.974%(ff)	02/07/30	685	622,238
4.078%(ff)	04/23/40	2,340	1,945,680
4.271%(ff)	07/23/29	945	882,687
4.330%(ff)	03/15/50	20	16,450
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	5,020	4,019,215
Sub. Notes
2.482%(ff)	09/21/36	10	7,372
Sub. Notes, MTN
4.000%	01/22/25	1,122	1,098,229
4.450%	03/03/26	1,735	1,699,840
Sub. Notes, Series L, MTN
3.950%	04/21/25	90	87,676
4.183%	11/25/27	50	47,489
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series H
3.700%(ff)	03/20/26(oo)	15	13,433
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	700	671,880
3.932%(ff)	05/07/25	480	466,031
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	475	446,160

SEE NOTES TO FINANCIAL STATEMENTS.

A112

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
4.836%	05/09/28		720	$662,854
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		710	619,118
1.904%(ff)	09/30/28		2,200	1,836,088
2.871%(ff)	04/19/32		1,815	1,421,374
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27		300	269,272
Sub. Notes, 144A, MTN
4.500%	03/15/25		1,120	1,076,835
4.875%	04/01/26(a)		380	360,750
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		1,880	1,606,999
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		1,445	1,203,238
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		890	776,322
Jr. Sub. Notes, Series Y
4.150%(ff)	11/15/26(oo)		25	20,578
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32		10	7,764
2.561%(ff)	05/01/32		875	690,918
2.572%(ff)	06/03/31		70	56,620
2.666%(ff)	01/29/31(a)		1,225	1,005,025
2.976%(ff)	11/05/30		20	16,811
3.200%	10/21/26		3,255	3,017,267
3.668%(ff)	07/24/28		30	27,553
3.785%(ff)	03/17/33		1,160	994,879
3.887%(ff)	01/10/28		1,725	1,612,225
4.075%(ff)	04/23/29		40	36,888
Sub. Notes
4.300%	11/20/26		110	106,167
4.450%	09/29/27		2,735	2,612,434
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32		1,695	1,166,443
6.537%(ff)	08/12/33(a)		1,310	1,148,380
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.750%(ff)	11/19/30	EUR	100	83,795
Sr. Unsec’d. Notes, MTN
3.700%	05/30/24		159	156,206
Sub. Notes
3.742%(ff)	01/07/33		2,415	1,717,990
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		280	257,904
4.250%	03/13/26		1,150	1,099,957
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		950	769,236
Sr. Unsec’d. Notes
1.948%(ff)	10/21/27		50	43,636
1.992%(ff)	01/27/32		20	15,225

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.383%(ff)	07/21/32	1,480	$1,147,288
2.600%	02/07/30	35	29,216
2.615%(ff)	04/22/32	4,715	3,757,463
2.650%(ff)	10/21/32	10	7,893
2.908%(ff)	07/21/42	25	17,044
3.272%(ff)	09/29/25(a)	4,063	3,907,198
3.436%(ff)	02/24/43	35	25,791
3.500%	01/23/25	20	19,352
3.691%(ff)	06/05/28	50	46,448
3.750%	02/25/26	125	120,466
3.814%(ff)	04/23/29	1,080	982,574
3.850%	01/26/27	1,765	1,680,531
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 1.750%
6.124%(c)	10/28/27	21	21,321
Sr. Unsec’d. Notes, Series VAR
1.093%(ff)	12/09/26	85	75,042
Sub. Notes
5.150%	05/22/45	20	18,089
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	1,025	942,011
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	1,940	1,722,578
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	1,350	1,152,783
Jr. Sub. Notes, Series KK
3.650%(ff)	06/01/26(a)(oo)	1,860	1,583,682
Sr. Unsec’d. Notes
0.563%(ff)	02/16/25	20	18,865
1.045%(ff)	11/19/26	20	17,659
1.578%(ff)	04/22/27	785	690,916
1.953%(ff)	02/04/32	130	99,511
2.301%(ff)	10/15/25	5	4,707
2.525%(ff)	11/19/41	2,330	1,529,064
2.545%(ff)	11/08/32	1,135	896,903
2.580%(ff)	04/22/32	1,775	1,420,071
2.947%(ff)	02/24/28	905	819,217
2.950%	10/01/26(a)	1,285	1,198,751
3.782%(ff)	02/01/28	1,235	1,155,164
3.897%(ff)	01/23/49	10	7,707
3.960%(ff)	01/29/27(a)	930	887,801
3.964%(ff)	11/15/48	985	771,123
4.005%(ff)	04/23/29	1,200	1,111,588
4.203%(ff)	07/23/29	50	46,572
4.323%(ff)	04/26/28	695	662,551
4.452%(ff)	12/05/29	17	15,982
Sub. Notes
2.956%(ff)	05/13/31	155	127,618
4.125%	12/15/26	40	38,681
4.250%	10/01/27(a)	420	404,024
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.407%	03/07/24	45	44,041
Morgan Stanley,
Sr. Unsec’d. Notes
3.217%(ff)	04/22/42	10	7,388

SEE NOTES TO FINANCIAL STATEMENTS.

A113

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27	15	$13,027
2.239%(ff)	07/21/32	4,303	3,296,833
2.699%(ff)	01/22/31	35	28,965
3.772%(ff)	01/24/29	2,010	1,839,642
4.431%(ff)	01/23/30	1,340	1,250,990
Sr. Unsec’d. Notes, MTN
0.529%(ff)	01/25/24	20	19,877
1.794%(ff)	02/13/32	1,015	760,793
1.928%(ff)	04/28/32	193	145,819
2.511%(ff)	10/20/32	1,590	1,242,722
2.943%(ff)	01/21/33	1,470	1,192,227
3.125%	07/27/26	2,725	2,542,102
Sub. Notes
2.484%(ff)	09/16/36	20	14,589
Sub. Notes, GMTN
4.350%	09/08/26	756	734,817
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.359%(ff)	05/22/24	200	197,200
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.200%	11/01/24	21	20,068
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
2.797%(ff)	01/19/28	2,210	1,929,291
2.889%(ff)	06/09/32	250	190,939
3.337%(ff)	01/21/33	1,330	1,047,553
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	01/30/26	25	23,281
State Street Corp.,
Sub. Notes
2.200%	03/03/31	4,130	3,301,573
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.364%	07/12/27	50	45,991
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.740%
4.819%(c)	01/17/23	22	21,998
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%
5.087%(c)	07/19/23	20	20,015
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
9.254%(c)	09/30/24	3,340	3,237,263
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)	30	24,685
Jr. Sub. Notes, Series J
5.300%(ff)	04/15/27(oo)	25	21,788
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26	685	607,255
3.127%(ff)	06/03/32	1,225	925,483
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41	2,690	1,923,047

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	60	$52,915
2.572%(ff)	02/11/31	3,525	2,915,476
5.013%(ff)	04/04/51	20	17,790
Sub. Notes, MTN
4.100%	06/03/26	20	19,324

			106,788,667

Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	31	29,226
4.900%	02/01/46	1,947	1,781,698
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	30	27,285
4.600%	04/15/48	8	7,042
4.750%	01/23/29	118	116,563
5.550%	01/23/49	1,465	1,460,076
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.375%	03/15/31	10	7,825
1.650%	06/01/30	10	8,165
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30	70	59,496
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.875%	10/15/49	15	10,797

			3,508,173

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.000%	01/15/32	10	7,796
2.250%	08/19/23	30	29,453
2.770%	09/01/53	19	11,478
3.150%	02/21/40	20	14,769
5.150%	11/15/41	16	14,897
Baxalta, Inc.,
Gtd. Notes
4.000%	06/23/25	75	73,055
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.800%	10/01/50	10	6,472
2.950%	03/01/27	7	6,520
4.750%	03/01/46	10	9,041

			173,481

Building Materials — 0.2%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25	5	4,715
2.493%	02/15/27	5	4,510
2.722%	02/15/30	45	37,923

SEE NOTES TO FINANCIAL STATEMENTS.

A114

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Johnson Controls International PLC/Tyco Fire & Security Finance SCA,
Sr. Unsec’d. Notes
1.750%	09/15/30		20	$15,961
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		15	11,988
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28(a)		475	438,449
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		40	36,252
4.300%	07/15/47		20	15,562
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		1,275	1,140,154
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30		15	13,223

				1,718,737

Chemicals — 0.7%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43		1,400	1,364,346
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	1,600	1,453,551
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		675	576,103
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.600%	11/15/50		5	3,604
6.900%	05/15/53		25	27,272
LYB International Finance III LLC,
Gtd. Notes
1.250%	10/01/25		35	31,288
3.375%	10/01/40		60	42,613
4.200%	10/15/49		5	3,740
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43		155	144,862
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		1,150	1,111,187
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.900%	06/01/43		870	771,847
5.250%	01/15/45		305	280,232
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26(a)		460	407,582
5.875%	03/27/24		375	365,625
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.300%	05/15/30		20	16,433

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
3.125%	06/01/24		14	$13,604
3.450%	08/01/25		449	431,923
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/16/27		194	194,056
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
4.750%	06/01/28		40	36,868

				7,276,736

Commercial Services — 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,300	1,053,000
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		50	38,972
6.700%	06/01/34		920	968,268
7.000%	10/15/37		770	838,951
Gartner, Inc.,
Gtd. Notes, 144A
4.500%	07/01/28		230	214,626
Global Payments, Inc.,
Sr. Unsec’d. Notes
1.200%	03/01/26		145	126,405
2.650%	02/15/25		40	37,664
3.200%	08/15/29		30	25,608
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	2,640	2,284,248
S&P Global, Inc.,
Gtd. Notes, 144A
4.250%	05/01/29		60	57,260
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		50	40,843
3.875%	02/15/31(a)		392	329,907
4.875%	01/15/28(a)		1,325	1,255,452
5.250%	01/15/30		525	493,068

				7,764,272

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
0.700%	02/08/26		40	35,545
1.200%	02/08/28		100	84,902
1.400%	08/05/28		29	24,573
1.650%	02/08/31		55	44,272
2.375%	02/08/41		40	28,303
2.650%	05/11/50		15	9,975
2.650%	02/08/51		15	10,010
2.700%	08/05/51		5	3,339
2.800%	02/08/61		100	64,165
2.950%	09/11/49		25	17,852
3.350%	02/09/27		70	67,010
3.850%	08/04/46		15	12,773

SEE NOTES TO FINANCIAL STATEMENTS.

A115

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Genpact Luxembourg Sarl,
Gtd. Notes
3.375%	12/01/24	90	$86,020
HP, Inc.,
Sr. Unsec’d. Notes
1.450%	06/17/26	100	87,684
NetApp, Inc.,
Sr. Unsec’d. Notes
3.300%	09/29/24	40	38,724
Seagate HDD Cayman,
Gtd. Notes
4.875%	06/01/27	40	37,388

			652,535

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.000%	10/29/28	150	125,628
3.400%	10/29/33	150	113,912
Air Lease Corp.,
Sr. Unsec’d. Notes
1.875%	08/15/26	56	48,747
3.375%	07/01/25	15	14,146
Sr. Unsec’d. Notes, MTN
2.300%	02/01/25	20	18,646
2.875%	01/15/26	15	13,889
4.250%	02/01/24	10	9,827
Ally Financial, Inc.,
Sub. Notes
5.750%	11/20/25	25	24,255
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(oo)	10	8,225
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.528%	11/18/27	23	18,505
2.875%	02/15/25	10	9,190
3.950%	07/01/24	10	9,571
Sr. Unsec’d. Notes, 144A
2.750%	02/21/28	30	24,061
Blackstone Private Credit Fund,
Sr. Sec’d. Notes
5.610%	05/03/27^	1,100	1,012,436
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	50	49,050
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.800%	01/31/28	5	4,684
Sub. Notes
2.359%(ff)	07/29/32	45	32,409
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	12/01/30(oo)	20	15,902
Jr. Sub. Notes, Series I
4.000%(ff)	06/01/26(oo)	35	30,350

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Credit Acceptance Corp.,
Gtd. Notes, 144A
5.125%	12/31/24	15	$14,147
GTP Acquisition Partners I LLC,
Sr. Sec’d. Notes, 144A
3.482%	06/15/50	100	93,153
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
2.100%	06/15/30	50	40,804
3.000%	06/15/50	35	23,423
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.500%	01/20/43	555	541,948
Mastercard, Inc.,
Sr. Unsec’d. Notes
1.900%	03/15/31	15	12,182
3.300%	03/26/27	10	9,530
3.850%	03/26/50	20	16,772
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28	880	719,970
6.000%	01/15/27	275	246,663
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	515	397,113
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28	575	457,471
5.375%	11/15/29(a)	550	450,582
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
6.150%	12/06/28	400	405,976
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
2.875%	10/15/26	10	8,609
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27	40	35,707
Visa, Inc.,
Sr. Unsec’d. Notes
1.100%	02/15/31	10	7,691
2.050%	04/15/30	10	8,474
4.300%	12/14/45	20	18,282

			5,091,930

Electric — 2.9%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.625%	01/12/23	200	199,400
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.750%	12/01/47	100	77,664
AES Corp. (The),
Sr. Unsec’d. Notes
1.375%	01/15/26	35	31,186
2.450%	01/15/31	15	11,890

SEE NOTES TO FINANCIAL STATEMENTS.

A116

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25	45	$42,572
3.950%	07/15/30	5	4,408
Alliant Energy Finance LLC,
Gtd. Notes, 144A
3.750%	06/15/23	10	9,921
Ameren Illinois Co.,
First Mortgage
4.500%	03/15/49	40	36,870
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes, Series J
4.300%	12/01/28	45	42,982
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	01/15/32	10	8,224
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.200%	12/15/31	25	19,073
Atlantic City Electric Co.,
First Mortgage
2.300%	03/15/31	25	20,299
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.800%	06/01/29	10	9,085
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.250%	06/15/31	5	4,056
3.350%	07/01/23	550	545,023
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.050%	04/15/25	35	34,497
4.250%	10/15/50	20	16,673
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	600	517,028
5.000%	02/01/31	750	631,803
5.125%	03/15/28	1,700	1,521,717
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	36	30,946
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.000%	05/15/26	20	18,635
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.688%	05/15/29	1,325	1,165,834
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	12/01/45	10	8,559
Sr. Unsec’d. Notes, Series C
3.000%	12/01/60	20	12,521
4.300%	12/01/56	235	190,170
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes
3.250%	06/01/25	20	19,153

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60	5	$2,841
Dominion Energy South Carolina, Inc.,
First Mortgage
4.600%	06/15/43	2,025	1,804,831
Dominion Energy, Inc.,
Jr. Sub. Notes
3.071%	08/15/24	5	4,818
Sr. Unsec’d. Notes
3.900%	10/01/25	15	14,621
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	10	8,810
DPL, Inc.,
Sr. Unsec’d. Notes
4.125%	07/01/25	10	9,435
DTE Electric Co.,
First Mortgage, Series C
2.625%	03/01/31	10	8,484
Duke Energy Carolinas LLC,
First Mortgage
3.950%	11/15/28	40	38,419
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30	5	4,116
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30	50	39,840
2.500%	12/01/29	75	64,207
3.850%	11/15/42	25	20,103
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	10	6,306
Duke Energy Ohio, Inc.,
First Mortgage
2.125%	06/01/30	30	24,540
Duke Energy Progress LLC,
First Mortgage
3.450%	03/15/29	45	41,442
Edison International,
Jr. Sub. Notes, Series A
5.375%(ff)	03/15/26(oo)	10	8,202
Jr. Sub. Notes, Series B
5.000%(ff)	12/15/26(oo)	20	16,730
Sr. Unsec’d. Notes
3.550%	11/15/24	85	82,086
4.950%	04/15/25	5	4,937
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	2,325	2,260,034
Emera US Finance LP (Canada),
Gtd. Notes
0.833%	06/15/24	20	18,714
3.550%	06/15/26	20	18,782
Entergy Corp.,
Sr. Unsec’d. Notes
0.900%	09/15/25	10	8,911

SEE NOTES TO FINANCIAL STATEMENTS.

A117

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
2.400%	06/15/31	48	$38,048
2.800%	06/15/30	10	8,417
Entergy Louisiana LLC,
First Mortgage
2.350%	06/15/32	120	95,489
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	25	18,075
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25	390	353,876
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	40	36,897
Sr. Unsec’d. Notes, Series U
1.400%	08/15/26	20	17,574
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	5	4,752
3.950%	06/15/25	35	34,185
4.050%	04/15/30	25	23,284
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
5.350%	07/15/47(cc)	4	3,575
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25(a)	3,771	3,666,549
5.450%	07/15/44	280	260,279
Florida Power & Light Co.,
First Mortgage
2.875%	12/04/51	5	3,405
3.150%	10/01/49	36	26,151
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29	95	81,000
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	1,150	1,199,242
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24	20	19,321
3.600%	04/01/29	50	45,541
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	680	637,202
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	50	49,315
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	3,050	2,581,062
MidAmerican Energy Co.,
First Mortgage
3.150%	04/15/50	5	3,552
3.650%	04/15/29	20	18,754
3.650%	08/01/48	20	15,731

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30(a)		1,050	$937,139
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.900%	06/15/28		15	12,837
2.250%	06/01/30		20	16,462
2.440%	01/15/32		11	8,865
3.000%	01/15/52		58	38,400
Northern States Power Co.,
First Mortgage
2.250%	04/01/31		10	8,292
2.600%	06/01/51		5	3,203
3.600%	09/15/47		10	7,737
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31		100	76,513
3.875%	02/15/32		325	245,033
5.250%	06/15/29		375	331,310
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		285	253,984
2.450%	12/02/27		1,245	1,032,640
3.750%	06/15/24		50	48,152
Ohio Power Co.,
Sr. Unsec’d. Notes, Series P
2.600%	04/01/30		25	21,217
Sr. Unsec’d. Notes, Series Q
1.625%	01/15/31		5	3,874
Sr. Unsec’d. Notes, Series R
2.900%	10/01/51		5	3,270
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.700%	11/15/28		40	37,743
3.800%	06/01/49		6	4,857
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27		10	8,562
3.250%	06/15/23		25	24,708
3.450%	07/01/25		13	12,332
3.750%	08/15/42		50	33,355
3.850%	11/15/23		40	39,476
4.000%	12/01/46		15	10,170
4.450%	04/15/42		5	3,734
4.550%	07/01/30		1,748	1,584,573
4.950%	07/01/50		69	54,058
PacifiCorp,
First Mortgage
3.300%	03/15/51		390	281,140
PECO Energy Co.,
First Mortgage
2.800%	06/15/50		25	16,504
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	324	247,178
PG&E Energy Recovery Funding LLC,
Sr. Sec’d. Notes, Series A-3
2.822%	07/15/48		20	14,141

SEE NOTES TO FINANCIAL STATEMENTS.

A118

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31	90	$98,103
Public Service Co. of Colorado,
First Mortgage, Series 34
3.200%	03/01/50	5	3,584
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	45	25,146
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	35	27,191
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27	45	41,325
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	20	16,818
5.350%	05/15/35	40	38,885
First Mortgage, Series WWW
2.950%	08/15/51	5	3,399
Sr. Sec’d. Notes, Series VVV
1.700%	10/01/30	10	7,925
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28	35	32,522
4.000%	02/01/48	5	3,931
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26	20	18,548
Southern California Edison Co.,
First Mortgage
1.100%	04/01/24	135	128,350
2.250%	06/01/30	35	28,877
2.850%	08/01/29	40	34,768
3.650%	02/01/50	25	18,376
First Mortgage, SOFR Index + 0.640%
4.963%(c)	04/03/23	40	39,962
First Mortgage, Series 20A
2.950%	02/01/51	5	3,205
First Mortgage, Series A
4.200%	03/01/29	20	19,026
First Mortgage, Series G
2.500%	06/01/31	10	8,241
First Mortgage, Series H
3.650%	06/01/51	5	3,671
First Ref. Mortgage
5.500%	03/15/40	10	9,676
First Ref. Mortgage, Series C
4.125%	03/01/48	50	39,945
Southwestern Public Service Co.,
First Mortgage
3.750%	06/15/49	30	22,967
Tampa Electric Co.,
Sr. Unsec’d. Notes
3.450%	03/15/51	40	28,122

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Toledo Edison Co. (The),
First Mortgage, 144A
2.650%	05/01/28		10	$8,683
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		100	96,691
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
4.000%	06/15/50		1,500	1,140,260
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.450%	02/15/44		15	12,860
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		625	569,758
8.000%(ff)	10/15/26(oo)		2,075	1,984,329
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		450	418,774
5.625%	02/15/27(a)		600	573,017
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		130	124,754
3.700%	01/30/27		2,000	1,820,512

				31,856,334

Electrical Components & Equipment — 0.1%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		575	582,866
7.250%	06/15/28		550	557,620

				1,140,486

Electronics — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.300%	03/12/31		45	36,413
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.100%	03/01/27		20	17,432
1.950%	06/01/30		30	24,816
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		1,000	977,500
TD SYNNEX Corp.,
Sr. Unsec’d. Notes
1.250%	08/09/24		30	27,847
Sr. Unsec’d. Notes, Sr. Unsec’d. Notes
2.650%	08/09/31		25	18,906

				1,102,914

Engineering & Construction — 0.4%
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30	EUR	2,800	2,317,829
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	10/27/27(a)		345	296,873

SEE NOTES TO FINANCIAL STATEMENTS.

A119

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Engineering & Construction (cont’d.)
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26		605	$574,485
5.500%	07/31/47		1,690	1,301,300

				4,490,487

Entertainment — 0.4%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26		366	151,971
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		860	836,712
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		875	862,836
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27		800	724,729
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.528%	03/15/24		20	19,380
5.050%	03/15/42		1,065	818,986
5.141%	03/15/52		1,015	745,299
5.391%	03/15/62		485	355,290

				4,515,203

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
0.875%	11/15/25		10	8,919
2.500%	08/15/24		30	28,756
3.950%	05/15/28		20	19,041
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.500%	05/01/29		35	32,030
Waste Management, Inc.,
Gtd. Notes
2.400%	05/15/23		30	29,709

				118,455

Foods — 0.9%
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	3,100	3,038,475
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,600	1,407,373
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.950%	03/15/25		45	43,960
4.800%	03/15/48		55	48,899
General Mills, Inc.,
Sr. Unsec’d. Notes
2.250%	10/14/31		5	4,010

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Hershey Co. (The),
Sr. Unsec’d. Notes
1.700%	06/01/30		10	$8,018
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39		645	566,240
5.000%	06/04/42(a)		1,475	1,332,471
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	11/04/27	GBP	2,500	2,295,796
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39		440	372,365
3.950%	04/01/49		25	20,585
4.125%	04/01/54		415	334,424
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40		10	6,785
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	02/04/31		30	23,072
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30		10	7,611
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
5.100%	09/28/48		15	13,916

				9,524,000

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
0.950%	05/15/26		40	35,112
Suzano Austria GmbH (Brazil),
Gtd. Notes, Series DM3N
3.125%	01/15/32		10	7,787

				42,899

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/20/26		1,100	1,046,729
Atmos Energy Corp.,
Sr. Unsec’d. Notes
1.500%	01/15/31		55	42,841
2.625%	09/15/29		15	13,028
2.850%	02/15/52		5	3,260
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
0.700%	03/02/23		105	104,250
1.750%	10/01/30		10	7,925
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25		75	67,649
1.700%	02/15/31		120	91,391
3.600%	05/01/30		36	32,096
4.800%	02/15/44		300	264,878

SEE NOTES TO FINANCIAL STATEMENTS.

A120

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
4.100%	09/18/34		20	$17,092
Southern California Gas Co.,
First Mortgage, Series WW
3.950%	02/15/50		45	35,028
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,050	862,119

				2,588,286

Healthcare-Products — 0.3%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		10	9,904
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,275	922,453
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		325	261,937
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		225	178,825
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	540	372,496
1.625%	10/15/50	EUR	495	312,490
2.250%	03/07/39	EUR	300	247,501
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27	EUR	510	507,915
3.650%	03/07/28		30	28,497
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	600	433,025
1.875%	10/01/49	EUR	425	287,053

				3,562,096

Healthcare-Services — 0.7%
Adventist Health System/West,
Bonds
2.952%	03/01/29		10	8,507
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49		20	14,339
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23		20	19,794
3.875%	08/15/47		3	2,318
6.750%	12/15/37		1,900	2,029,640
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021
2.780%	07/01/51		10	6,167
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39		20	15,277

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021
2.839%	11/15/50	10	$6,598
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31	10	7,762
City of Hope,
Sr. Sec’d. Notes, Series 2013
5.623%	11/15/43	20	19,709
CommonSpirit Health,
Sr. Sec’d. Notes
1.547%	10/01/25	35	31,498
2.782%	10/01/30	5	4,112
3.910%	10/01/50	5	3,698
4.187%	10/01/49	30	23,300
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.920%	06/01/47	25	20,179
Elevance Health, Inc.,
Sr. Unsec’d. Notes
2.375%	01/15/25	15	14,240
4.650%	01/15/43	385	348,610
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	940	938,987
7.500%	11/06/33	500	526,224
Gtd. Notes, MTN
7.750%	07/15/36	500	547,657
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021
3.002%	06/01/51	10	6,800
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.950%	12/01/29	25	21,497
3.600%	02/01/25(a)	675	653,505
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2017
3.981%	07/01/48	2	1,614
Sec’d. Notes, Series 2019
3.737%	07/01/49	29	21,574
Unsec’d. Notes, Series 2020
3.391%	07/01/50	10	6,750
Northwell Healthcare, Inc.,
Sec’d. Notes
3.809%	11/01/49	10	7,147
Orlando Health Obligated Group,
Unsec’d. Notes
4.089%	10/01/48	25	19,736
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25	10	8,958
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2032
2.044%	01/01/32	10	7,686
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	50	42,066

SEE NOTES TO FINANCIAL STATEMENTS.

A121

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	50	$43,229
Sutter Health,
Unsec’d. Notes, Series 20A
2.294%	08/15/30	6	4,845
3.361%	08/15/50	4	2,784
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)	200	179,473
Sr. Sec’d. Notes, 144A
4.625%	06/15/28	285	255,445
4.875%	01/01/26	450	428,727
5.125%	11/01/27(a)	550	513,224
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2019
3.434%	12/01/48	30	22,837
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/50	20	13,631
3.050%	05/15/41	895	674,314
3.250%	05/15/51	5	3,604
3.500%	08/15/39	25	20,502
3.950%	10/15/42	220	186,265
4.450%	12/15/48	10	8,917
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	25	19,876

			7,763,622

Home Builders — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
2.500%	10/15/24	45	42,820
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	875	842,049
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	45	39,155

			924,024

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/25	670	653,645

Insurance — 0.6%
Allianz SE (Germany),
Jr. Sub. Notes, 144A
3.500%(ff)	11/17/25(oo)	200	168,500
American International Group, Inc.,
Sr. Unsec’d. Notes
4.800%	07/10/45	3	2,683
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/50	20	13,430

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Great-West Lifeco US Finance 2020 LP (Canada),
Gtd. Notes, 144A
0.904%	08/12/25		25	$22,257
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	800	833,147
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50		1,030	725,446
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40		405	419,298
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43		350	300,424
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30		5	4,090
2.375%	12/15/31		15	12,139
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50		25	19,131
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		150	125,416
Protective Life Corp.,
Sr. Unsec’d. Notes, 144A
3.400%	01/15/30		15	13,032
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		1,350	1,452,419
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
3.300%	05/15/50		10	7,017
4.270%	05/15/47		2,310	1,908,987
6.850%	12/16/39		196	215,472
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.000%	05/12/50		15	11,427

				6,254,315

Internet — 0.0%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
2.125%	02/09/31		200	157,752
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.100%	08/15/30		20	15,703
1.900%	08/15/40		15	9,943
2.050%	08/15/50		5	2,967
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.000%	05/12/26		100	88,641
1.200%	06/03/27		20	17,334
2.100%	05/12/31		30	24,553
2.500%	06/03/50		25	15,863
2.700%	06/03/60		5	3,043

SEE NOTES TO FINANCIAL STATEMENTS.

A122

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
3.100%	05/12/51	25	$17,914
3.150%	08/22/27	45	42,368
3.250%	05/12/61	10	6,954
3.875%	08/22/37	50	44,348
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28	25	19,608
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31	2	1,610
3.250%	02/15/30	35	29,704
Gtd. Notes, 144A
6.250%	05/01/25	3	3,022
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26	18	17,567
5.750%	03/01/24	5	5,043

			523,937

Investment Companies — 0.0%
Blackstone Private Credit Fund,
Sr. Unsec’d. Notes
3.250%	03/15/27	20	16,855

Iron/Steel — 0.0%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24	50	48,566
Nucor Corp.,
Sr. Unsec’d. Notes
2.000%	06/01/25	5	4,657
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
2.400%	06/15/25	5	4,684
3.250%	01/15/31	20	17,123
3.250%	10/15/50	5	3,252
3.450%	04/15/30	5	4,401
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26	50	51,603

			134,286

Lodging — 0.3%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25	40	36,950
3.200%	08/08/24	105	99,242
3.500%	08/18/26	30	27,118
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.125%	02/15/23	5	4,986
3.600%	04/15/24	30	29,363
3.750%	10/01/25	5	4,795
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25	59	59,624
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32(a)	1,825	1,516,975

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
MGM Resorts International,
Gtd. Notes
4.750%	10/15/28	950	$829,415
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.625%	08/08/25	400	384,000

			2,992,468

Machinery-Construction & Mining — 0.0%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	11/13/25	10	8,986
1.100%	09/14/27	10	8,549
Caterpillar, Inc.,
Sr. Unsec’d. Notes
2.600%	04/09/30	10	8,725
3.250%	04/09/50	10	7,643

			33,903

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	175	175,726
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	10	8,965
3.750%	04/15/50	10	8,477
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.400%	03/15/24	35	34,427
4.950%	09/15/28	30	28,835

			256,430

Media — 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	450	358,201
Sr. Unsec’d. Notes, 144A
4.500%	08/15/30	5	4,140
4.750%	03/01/30	8	6,909
5.375%	06/01/29(a)	800	723,140
5.500%	05/01/26(a)	1,650	1,597,981
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	10	8,038
2.800%	04/01/31	100	77,750
3.500%	06/01/41	45	29,593
3.500%	03/01/42	50	32,305
3.950%	06/30/62	10	5,908
4.200%	03/15/28	30	27,560
4.500%	02/01/24	30	29,638
4.908%	07/23/25	65	63,746
5.050%	03/30/29	85	79,924
5.375%	05/01/47	20	15,759
5.750%	04/01/48	20	16,448
6.384%	10/23/35	2,487	2,428,815

SEE NOTES TO FINANCIAL STATEMENTS.

A123

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
6.484%	10/23/45	1,140	$1,033,132
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27	30	27,301
2.650%	02/01/30	10	8,634
2.650%	08/15/62	17	9,698
2.937%	11/01/56	26	16,308
3.150%	02/15/28	80	73,932
3.250%	11/01/39	35	27,321
3.900%	03/01/38	25	21,674
3.999%	11/01/49	85	67,707
4.000%	03/01/48	40	32,207
4.150%	10/15/28	50	48,057
Cox Communications, Inc.,
Gtd. Notes, 144A
2.950%	10/01/50	60	35,988
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	965	929,039
3.500%	08/15/27	65	60,280
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	1,000	652,349
5.500%	04/15/27(a)	650	547,013
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	1,000	550,289
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $401,250; purchased 07/18/19 - 09/21/20)(f)
6.625%	08/15/27	520	5,816
Sec’d. Notes, 144A (original cost $1,322,435; purchased 07/18/19 - 08/30/22)(f)
5.375%	08/15/26	3,180	378,607
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49	275	208,438
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	1,100	1,094,990
7.375%	07/01/28	400	282,720
Fox Corp.,
Sr. Unsec’d. Notes
3.050%	04/07/25	5	4,785
4.030%	01/25/24	30	29,641
NBCUniversal Media LLC,
Gtd. Notes
4.450%	01/15/43	10	8,772
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
3.125%	09/01/26	15	13,318
4.000%	07/15/28	15	13,022
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.875%	02/15/26	750	812,264
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37	40	37,932

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
TPC Holdings, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon N/A or PIK 17.000%
17.000%	06/18/28		119	$119,235
TWDC Enterprises 18 Corp.,
Gtd. Notes, MTN
1.850%	07/30/26		30	27,136
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		1,175	1,119,376
6.625%	06/01/27		975	941,644
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.125%	08/15/30	GBP	900	828,258
4.250%	01/15/30	GBP	800	749,631
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30		85	79,108
6.400%	12/15/35		31	33,914
7.625%	11/30/28		500	563,288
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30	EUR	1,910	1,634,818

				18,633,497

Mining — 0.2%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41		10	10,058
5.750%	05/01/43		420	424,797
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
6.420%	03/01/26		120	125,325
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24		525	514,694
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.375%	04/01/31		25	20,781
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		450	412,924
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23		20	19,959
5.450%	03/15/43		20	18,025
Glencore Canada Corp. (Switzerland),
Gtd. Notes
6.200%	06/15/35		50	48,052
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.625%	09/23/31		25	19,930
3.875%	04/27/51		25	18,076
4.125%	03/12/24		15	14,742
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27		25	23,660
5.950%	03/15/24		50	50,061

SEE NOTES TO FINANCIAL STATEMENTS.

A124

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	5	$4,019
2.800%	10/01/29	30	25,566
Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes
3.875%	04/23/25	50	48,551
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.900%	07/15/30	30	26,978
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	45	41,793

			1,867,991

Miscellaneous Manufacturing — 0.0%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
2.200%	03/01/32	15	11,404
General Electric Co.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.380%
4.912%(c)	05/05/26	95	91,290
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26	100	96,453
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	50	46,272
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31	60	49,151
Textron, Inc.,
Sr. Unsec’d. Notes
2.450%	03/15/31	64	51,263

			345,833

Multi-National — 0.1%
Inter-American Development Bank (Supranational Bank),
Unsec’d. Notes
6.950%	08/01/26	1,500	1,620,352

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	20	17,784
3.276%	12/01/28	25	21,453
5.500%	12/01/24	14	13,950

			53,187

Oil & Gas — 2.2%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	705	573,533
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	350	340,755
9.000%	11/01/27	179	218,542

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28	450	$441,623
BP Capital Markets America, Inc.,
Gtd. Notes
1.749%	08/10/30	10	7,978
2.772%	11/10/50	145	92,644
2.939%	06/04/51	1,845	1,218,119
3.000%	02/24/50	60	40,704
3.060%	06/17/41	7	5,220
3.379%	02/08/61	5	3,457
4.234%	11/06/28	50	48,414
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	07/15/30	10	8,420
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	340	238,772
5.250%	06/15/37	30	27,398
5.400%	06/15/47	1,030	930,157
Chevron Corp.,
Sr. Unsec’d. Notes
2.954%	05/16/26	20	18,979
3.078%	05/11/50	10	7,273
Chevron USA, Inc.,
Gtd. Notes
1.018%	08/12/27	10	8,579
2.343%	08/12/50	10	6,262
3.850%	01/15/28	10	9,656
3.900%	11/15/24	50	49,157
Cimarex Energy Co.,
Sr. Unsec’d. Notes
4.375%	03/15/29	10	7,748
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	800	782,004
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	10	9,723
4.500%	04/15/23	5	4,982
Gtd. Notes, 144A
2.268%	11/15/26	10	8,672
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	6	5,598
4.750%	05/15/42	6	5,093
5.250%	09/15/24	2	2,000
5.250%	10/15/27	15	14,900
5.600%	07/15/41	870	812,820
5.850%	12/15/25	30	30,574
Devon OEI Operating LLC,
Sr. Unsec’d. Notes
7.500%	09/15/27	20	21,635
Diamondback Energy, Inc.,
Gtd. Notes
3.125%	03/24/31	25	20,722
3.250%	12/01/26	20	18,632

SEE NOTES TO FINANCIAL STATEMENTS.

A125

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23		1,195	$1,185,440
6.875%	04/29/30		497	449,785
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		1,300	1,244,774
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		500	481,500
4.875%	03/30/26		547	501,975
5.375%	03/30/28		890	793,101
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.375%	04/15/30		15	14,520
EQT Corp.,
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26		10	9,207
Equinor ASA (Norway),
Gtd. Notes
1.750%	01/22/26		10	9,140
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.992%	03/19/25		15	14,459
3.452%	04/15/51		25	18,950
3.482%	03/19/30		10	9,316
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
2.900%	09/29/31		25	20,241
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		45	43,067
5.600%	02/15/41		15	14,203
7.300%	08/15/31		5	5,435
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		1,160	1,116,717
4.750%	04/19/27		200	182,725
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	12/15/26		50	49,804
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27(a)		425	432,969
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36		945	964,085
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.250%	03/17/24		30	30,090
6.625%	01/16/34	GBP	680	711,515
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29	EUR	394	329,709
5.350%	02/12/28		157	132,037
5.950%	01/28/31		20	15,120
6.490%	01/23/27		1,550	1,415,150

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.500%	03/13/27		1,753	$1,593,039
6.500%	01/23/29(a)		700	597,702
6.700%	02/16/32		16	12,540
6.840%	01/23/30		306	253,062
Gtd. Notes, EMTN
3.750%	02/21/24	EUR	400	418,760
4.875%	02/21/28	EUR	1,530	1,337,152
Phillips 66,
Gtd. Notes
1.300%	02/15/26		22	19,669
2.150%	12/15/30		53	42,386
Phillips 66 Co.,
Gtd. Notes, 144A
2.450%	12/15/24		50	47,038
4.680%	02/15/45		1,900	1,652,273
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
0.550%	05/15/23		55	54,089
1.125%	01/15/26		25	22,278
1.900%	08/15/30		795	623,824
2.150%	01/15/31		5	3,966
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		200	176,788
3.125%	07/12/41		640	489,320
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	04/06/50		10	7,276
4.000%	05/10/46		20	16,509
TotalEnergies Capital International SA (France),
Gtd. Notes
3.127%	05/29/50		4	2,837
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27		125	101,469
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27(a)		845	741,278

				24,449,034

Oil & Gas Services — 0.0%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38		450	442,831
Halliburton Co.,
Sr. Unsec’d. Notes
2.920%	03/01/30		6	5,153
3.800%	11/15/25		8	7,780

				455,764

Packaging & Containers — 0.1%
Amcor Flexibles North America, Inc.,
Gtd. Notes
2.630%	06/19/30		55	44,651
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26		90	80,362

SEE NOTES TO FINANCIAL STATEMENTS.

A126

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Sr. Sec’d. Notes, 144A
4.875%	07/15/26	20	$19,315
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24	575	562,355
Sr. Sec’d. Notes, 144A
1.512%	04/15/26	30	26,200
WRKCo, Inc.,
Gtd. Notes
3.000%	06/15/33	5	3,990
3.900%	06/01/28	16	14,755
4.650%	03/15/26	25	24,606
4.900%	03/15/29	15	14,437

			790,671

Pharmaceuticals — 2.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	300	279,555
3.200%	11/21/29	59	53,196
3.800%	03/15/25	1,040	1,013,816
4.050%	11/21/39	5,170	4,427,689
4.250%	11/14/28	50	48,346
4.300%	05/14/36	10	9,040
4.500%	05/14/35	1,715	1,596,582
4.550%	03/15/35	2,040	1,907,052
4.875%	11/14/48	35	32,229
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
2.250%	05/28/31	8	6,640
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
0.700%	04/08/26	45	39,648
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	320	168,019
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	430	208,602
5.000%	02/15/29	250	120,000
5.250%	01/30/30	325	155,327
5.250%	02/15/31	225	108,508
6.250%	02/15/29	1,150	554,875
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.957%	02/11/31	20	15,802
3.700%	06/06/27	136	128,650
3.794%	05/20/50	27	20,761
4.685%	12/15/44	9	8,009
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	10	6,864
4.125%	06/15/39	470	419,017
Cigna Corp.,
Gtd. Notes
3.250%	04/15/25	20	19,264
3.875%	10/15/47	20	15,437

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.125%	11/15/25	45	$44,003
4.375%	10/15/28	1,390	1,340,826
4.500%	02/25/26	3,690	3,636,503
Sr. Unsec’d. Notes
2.400%	03/15/30	140	117,313
3.200%	03/15/40	460	347,969
CVS Health Corp.,
Sr. Unsec’d. Notes
1.750%	08/21/30	60	47,165
2.125%	09/15/31	40	31,700
2.625%	08/15/24	100	96,010
2.700%	08/21/40	480	328,813
3.000%	08/15/26	12	11,207
3.625%	04/01/27	50	47,456
3.750%	04/01/30	110	99,831
4.300%	03/25/28	98	94,791
4.780%	03/25/38	290	265,718
Johnson & Johnson,
Sr. Unsec’d. Notes
2.100%	09/01/40	10	6,868
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.450%	06/24/30	25	19,949
2.350%	06/24/40	10	6,977
2.750%	12/10/51	15	10,096
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	890	666,367
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.750%	08/14/50	10	6,958
Pfizer, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/26	20	18,958
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	16	15,724
3.200%	09/23/26	3,785	3,549,562
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	525	385,505
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26	30	28,038
5.250%	06/15/46	185	140,178
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	5	3,351
4.000%	06/22/50	1,292	800,329
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.900%	08/20/28	30	28,521

			23,559,614

SEE NOTES TO FINANCIAL STATEMENTS.

A127

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 1.8%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,805	$1,511,136
4.450%	07/15/27	60	57,026
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	8,436
3.302%	01/15/35	45	36,578
3.701%	01/15/39	10	7,916
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	15	11,948
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32	18	14,822
Energy Transfer LP,
Jr. Sub. Notes, Series B
6.625%(ff)	02/15/28(oo)	10	7,318
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	895	747,671
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(a)(oo)	1,365	1,185,602
Sr. Unsec’d. Notes
2.900%	05/15/25	5	4,711
3.600%	02/01/23	13	12,972
3.750%	05/15/30	60	52,894
4.050%	03/15/25	50	48,449
4.200%	04/15/27	120	113,258
4.250%	04/01/24	5	4,909
4.900%	02/01/24	10	9,877
4.950%	06/15/28	20	19,318
5.000%	05/15/50	293	236,543
5.150%	03/15/45	55	45,660
5.250%	04/15/29	25	24,238
5.300%	04/15/47	120	100,395
5.400%	10/01/47	60	51,068
5.500%	06/01/27	50	49,694
6.125%	12/15/45	90	83,458
6.250%	04/15/49	1,470	1,372,814
6.500%	02/01/42	5	4,940
Sr. Unsec’d. Notes, Series 05Y
4.200%	09/15/23	17	16,855
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	20	18,375
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	5	4,260
3.125%	07/31/29	30	26,411
3.300%	02/15/53	15	10,017
3.700%	01/31/51	130	94,547
3.950%	01/31/60	800	581,745
4.150%	10/16/28	30	28,406
4.250%	02/15/48	45	36,287
4.800%	02/01/49	30	25,920
4.850%	03/15/44	25	21,956
4.900%	05/15/46	2,115	1,853,170

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Gtd. Notes, Series D
6.875%	03/01/33	10	$10,928
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38	341	319,955
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	30	23,007
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24	30	29,618
4.700%	11/01/42	5	4,142
5.400%	09/01/44	13	11,685
7.300%	08/15/33	10	10,818
Kinder Morgan, Inc.,
Gtd. Notes
1.750%	11/15/26	30	26,471
3.250%	08/01/50	782	507,115
3.600%	02/15/51	1,178	814,343
4.300%	06/01/25	30	29,450
5.300%	12/01/34	23	21,529
Gtd. Notes, 144A
5.625%	11/15/23	37	37,004
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.200%	03/15/45	1,000	715,408
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26	85	75,878
2.650%	08/15/30	30	24,340
4.000%	02/15/25	55	53,296
4.125%	03/01/27	50	47,333
4.500%	04/15/38	970	815,269
4.800%	02/15/29	40	38,259
4.875%	06/01/25	10	9,885
4.950%	03/14/52	15	12,317
5.200%	03/01/47	115	97,761
5.500%	02/15/49	40	35,383
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27	255	242,921
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	5	3,393
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
7.125%	12/01/25	40	41,414
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23	30	29,901
6.850%	10/15/37	1,250	1,266,142
ONEOK, Inc.,
Gtd. Notes
2.200%	09/15/25	50	45,918
3.100%	03/15/30	75	62,932
4.350%	03/15/29	100	92,730
4.500%	03/15/50	2,685	2,014,459

SEE NOTES TO FINANCIAL STATEMENTS.

A128

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.950%	07/13/47	450	$365,257
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	20	17,382
3.850%	10/15/23	40	39,438
4.650%	10/15/25	10	9,792
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.600%	05/15/25	75	70,789
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	10	10,978
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
7.500%	10/01/25	1,150	1,160,109
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	15	14,135
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes
7.000%	03/15/27	10	10,588
7.000%	10/15/28	10	10,675
Gtd. Notes, 144A
2.900%	03/01/30	10	8,383
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	80	69,494
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	115	100,685
4.125%	08/15/31	80	68,201
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.450%	04/01/44	575	480,252
5.500%	02/01/50	5	4,134
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	30	24,342
3.750%	06/15/27	25	23,564
4.000%	09/15/25	60	58,301
4.900%	01/15/45	1,200	1,020,592
5.300%	08/15/52	30	27,025
8.750%	03/15/32	10	11,875

			19,718,595

Real Estate — 0.1%
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25	1,200	1,172,654

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33	5	3,725
2.000%	05/18/32	5	3,847
3.800%	04/15/26	25	24,200

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25		25	$22,567
1.600%	04/15/26		50	44,466
2.700%	04/15/31		90	73,200
3.600%	01/15/28		17	15,640
4.000%	06/01/25		75	73,022
4.400%	02/15/26		25	24,380
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.900%	03/15/27		35	32,275
4.050%	07/01/30		1,145	1,006,397
Camden Property Trust,
Sr. Unsec’d. Notes
2.800%	05/15/30		5	4,306
Crown Castle, Inc.,
Sr. Unsec’d. Notes
1.350%	07/15/25		25	22,730
2.250%	01/15/31		75	59,976
2.500%	07/15/31		35	28,189
3.300%	07/01/30		30	26,209
4.000%	03/01/27		10	9,523
5.200%	02/15/49		10	8,987
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25		500	479,458
Essex Portfolio LP,
Gtd. Notes
1.650%	01/15/31		25	18,620
Global Net Lease, Inc./Global Net Lease Operating Partnership LP,
Gtd. Notes, 144A
3.750%	12/15/27		20	16,841
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24		70	67,028
4.000%	01/15/30		50	43,746
4.000%	01/15/31		10	8,505
5.375%	11/01/23		50	49,836
5.750%	06/01/28		50	49,236
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
1.350%	02/01/27		15	13,017
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series E
4.000%	06/15/25		40	38,448
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.250%	12/01/31		20	15,328
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26	EUR	675	546,657
3.500%	03/15/31		925	636,371
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner LP,
Gtd. Notes, 144A
4.500%	09/30/28		10	7,350

SEE NOTES TO FINANCIAL STATEMENTS.

A129

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Prologis LP,
Sr. Unsec’d. Notes
1.250%	10/15/30	10	$7,591
1.750%	02/01/31	25	19,686
Realty Income Corp.,
Sr. Unsec’d. Notes
1.800%	03/15/33	15	10,791
2.200%	06/15/28	5	4,287
2.850%	12/15/32	530	430,504
3.950%	08/15/27	91	86,962
4.875%	06/01/26	50	49,766
Simon Property Group LP,
Sr. Unsec’d. Notes
2.450%	09/13/29	40	33,437
3.250%	11/30/26	20	18,716
Spirit Realty LP,
Gtd. Notes
2.100%	03/15/28	15	12,224
2.700%	02/15/32	2,190	1,623,846
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25	550	533,804
Ventas Realty LP,
Gtd. Notes
3.000%	01/15/30	5	4,214
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25	25	23,647
4.625%	06/15/25	405	388,323
Welltower, Inc.,
Sr. Unsec’d. Notes
2.050%	01/15/29	15	12,186
2.700%	02/15/27	25	22,520
2.800%	06/01/31	35	27,883
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
7.375%	03/15/32	6	6,646
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33	1,930	1,431,336

			8,222,449

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30(a)	1,500	1,215,675
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
0.950%	02/10/26	79	69,120
Alimentation Couche-Tard, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
3.800%	01/25/50	20	14,183
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/28	275	194,307

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30		25	$22,371
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
2.650%	12/01/31(a)		1,340	1,081,026
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
6.250%	10/30/25	EUR	1,600	1,496,819
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.950%	06/15/29		49	44,340
3.350%	04/15/50		5	3,726
3.900%	12/06/28		10	9,635
4.875%	02/15/44		10	9,592
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.300%	04/15/28		65	53,981
1.700%	09/15/28		20	16,799
1.700%	10/15/30		10	7,811
2.800%	09/15/41		25	17,018
3.650%	04/05/29		30	27,674
3.700%	04/15/46		15	11,148
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.800%	04/01/28		30	28,701
Nordstrom, Inc.,
Sr. Unsec’d. Notes
2.300%	04/08/24		20	18,737
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31		2,155	1,666,870
QVC, Inc.,
Sr. Sec’d. Notes
4.450%	02/15/25		40	32,702
Ross Stores, Inc.,
Sr. Unsec’d. Notes
4.600%	04/15/25		50	49,623
4.700%	04/15/27		2	1,968
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		454	437,303
Tractor Supply Co.,
Sr. Unsec’d. Notes
1.750%	11/01/30		55	42,250
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		10	8,154
2.375%	09/24/29		2	1,753
2.500%	09/22/41		15	10,954
4.500%	09/09/52		10	9,542

				6,603,782

Semiconductors — 0.4%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.800%	10/01/41		5	3,679

SEE NOTES TO FINANCIAL STATEMENTS.

A130

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
2.950%	04/01/25	5	$4,802
2.950%	10/01/51	30	20,290
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	80	75,621
Broadcom, Inc.,
Gtd. Notes
4.150%	11/15/30	9	8,063
Gtd. Notes, 144A
2.450%	02/15/31	30	23,619
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	3,006	2,205,371
3.419%	04/15/33	1,442	1,157,467
3.469%	04/15/34	50	39,642
4.926%	05/15/37	100	87,403
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41	5	3,485
3.050%	08/12/51	15	9,749
3.100%	02/15/60	10	6,237
3.900%	03/25/30	20	18,765
KLA Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/29	50	48,380
5.000%	03/15/49	50	46,767
Lam Research Corp.,
Sr. Unsec’d. Notes
1.900%	06/15/30	25	20,336
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
0.972%	02/15/24	65	61,796
NVIDIA Corp.,
Sr. Unsec’d. Notes
1.550%	06/15/28	30	25,647
3.500%	04/01/40	10	8,102
NXP BV/NXP Funding LLC (China),
Gtd. Notes
4.875%	03/01/24	75	74,334
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.500%	05/11/31	65	51,179
2.650%	02/15/32	35	27,230
3.400%	05/01/30	40	34,383
4.300%	06/18/29	110	101,922
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.700%	09/15/51	5	3,469
2.900%	11/03/27	10	9,314

			4,177,052

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
4.200%	05/01/30	20	18,114

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 0.2%
Adobe, Inc.,
Sr. Unsec’d. Notes
2.150%	02/01/27	20	$18,224
Autodesk, Inc.,
Sr. Unsec’d. Notes
2.400%	12/15/31	30	24,060
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26	850	803,364
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
1.850%	02/15/31	65	51,146
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41	10	6,925
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.250%	06/01/27	21	18,751
2.750%	07/01/24	50	48,226
3.500%	07/01/29	40	36,045
3.800%	10/01/23	15	14,845
4.200%	10/01/28	40	37,860
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26	10	9,329
2.525%	06/01/50	1,842	1,227,523
2.921%	03/17/52	89	63,411
Oracle Corp.,
Sr. Unsec’d. Notes
1.650%	03/25/26	80	71,694
2.650%	07/15/26	50	45,976
2.950%	04/01/30	100	85,360
3.600%	04/01/50	31	21,149
3.650%	03/25/41	10	7,393
3.850%	04/01/60	5	3,345
3.950%	03/25/51	5	3,602
4.000%	11/15/47	25	18,353
Salesforce, Inc.,
Sr. Unsec’d. Notes
1.500%	07/15/28	10	8,544
VMware, Inc.,
Sr. Unsec’d. Notes
1.800%	08/15/28	10	8,164
2.200%	08/15/31	30	22,745
3.900%	08/21/27	35	32,663
4.700%	05/15/30	43	40,004

			2,728,701

Telecommunications — 1.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	03/25/26	200	180,514
2.250%	02/01/32	45	35,284
2.300%	06/01/27	75	66,835
2.550%	12/01/33	347	266,843
2.750%	06/01/31	110	91,339
3.500%	09/15/53	2,881	1,960,144

SEE NOTES TO FINANCIAL STATEMENTS.

A131

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
3.550%	09/15/55	972	$656,507
3.650%	09/15/59	180	121,854
3.800%	12/01/57	13	9,010
4.250%	03/01/27	10	9,734
4.300%	02/15/30	545	512,508
4.350%	03/01/29	45	42,826
4.500%	05/15/35	900	818,565
4.500%	03/09/48	10	8,139
6.950%	01/15/28	10	10,519
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	10	11,786
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $556,233; purchased 06/29/21 - 12/15/22)(f)
13.000%	12/31/25(a)	554	288,266
Sr. Sec’d. Notes, 144A (original cost $202,500; purchased 07/28/20)(f)
8.750%	05/25/24	200	171,350
Sr. Sec’d. Notes, 144A (original cost $1,009,327; purchased 07/27/20)(f)
8.750%	05/25/24	997	855,311
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $301,250; purchased 09/11/20 )(f)
6.750%	03/01/23	500	190,000
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.625%	01/15/29	40	29,264
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	550	374,805
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.300%	11/15/30	49	38,446
4.600%	05/23/29	60	56,990
Sprint LLC,
Gtd. Notes
7.625%	02/15/25	2,502	2,590,648
7.625%	03/01/26	100	105,231
7.875%	09/15/23	2,000	2,029,863
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26	45	40,983
2.250%	11/15/31	100	78,640
2.550%	02/15/31	10	8,149
2.625%	02/15/29	10	8,488
3.300%	02/15/51	5	3,333
3.750%	04/15/27	125	117,856
3.875%	04/15/30	137	124,358
4.375%	04/15/40	435	373,216
4.500%	04/15/50	3,140	2,592,695
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30	75	58,345
1.680%	10/30/30	32	24,870
1.750%	01/20/31	55	42,602
2.100%	03/22/28	230	199,523
2.355%	03/15/32	110	87,235

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
2.550%	03/21/31	80	$65,840
2.650%	11/20/40	3,440	2,322,054
2.850%	09/03/41	10	6,920
2.875%	11/20/50	10	6,307
3.150%	03/22/30	35	30,835
3.400%	03/22/41	1,185	892,372
3.550%	03/22/51	90	64,427
4.016%	12/03/29	140	131,019
4.329%	09/21/28	115	110,697
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24	20	19,748

			18,943,093

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	02/15/51	5	3,474
3.550%	02/15/50	5	3,849
4.900%	04/01/44	10	9,465
CSX Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/27	10	9,368
3.800%	03/01/28	16	15,258
FedEx Corp.,
Gtd. Notes
3.100%	08/05/29	10	8,789
4.250%	05/15/30	20	18,855
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.570%	01/21/32	480	410,923
Kansas City Southern,
Gtd. Notes
3.500%	05/01/50	25	17,844
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	95	91,652
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26	14	13,114
3.800%	08/01/28	54	51,449
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.750%	03/15/24	20	19,665
3.799%	10/01/51	9	7,208
3.950%	08/15/59	35	27,506

			708,419

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	11/15/25	20	17,601
1.700%	06/15/26	30	26,201
2.700%	11/01/24	20	18,877
4.000%	07/15/25	25	23,918

SEE NOTES TO FINANCIAL STATEMENTS.

A132

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing (cont’d.)
4.125%	08/01/23	5	$4,956

			91,553

TOTAL CORPORATE BONDS (cost $441,730,664)			374,362,229

FLOATING RATE AND OTHER LOANS — 1.1%
Airlines — 0.1%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
8.108%(c)	04/21/28	679	667,815

Commercial Services — 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.000%
8.389%(c)	08/12/28	225	222,762

Computers — 0.2%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.750%
7.974%(c)	03/01/29	1,343	1,247,544
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
8.134%(c)	02/01/28	748	729,019

			1,976,563

Insurance — 0.1%
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
7.384%(c)	11/03/24	460	446,165
New B-9 Term Loan, 1 Month LIBOR + 3.250%
7.634%(c)	07/31/27	344	299,687

			745,852

Media — 0.1%
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
6.575%(c)	07/17/25	186	175,303
September 2019 Term Loan, 1 Month LIBOR + 2.500%
6.818%(c)	04/15/27	766	681,929
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%
12.317%(c)	05/25/26^	145	134,975
Second Lien Term loan, 1 Month SOFR + 3.350%
7.567%(c)	08/24/26	1,959	236,690
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
7.384%(c)	05/01/26	313	286,038

			1,514,935

Metal Fabricate/Hardware — 0.1%
Tank Holding Corp.,
Term Loan, 1 Month SOFR + 5.850%
10.173%(c)	03/31/28	1,418	1,339,892

Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
12.941%(c)	11/01/25	388	408,370

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (continued)
Real Estate Investment Trusts (REITs) — 0.1%
Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
6.634%(c)	04/23/26		490	$477,014

Retail — 0.3%
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 6 Month EURIBOR + 7.000%
9.752%(c)	04/30/27	EUR	3,500	3,193,955

Telecommunications — 0.1%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
6.634%(c)	03/15/27		396	375,001
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%
7.634%(c)	05/27/24		1,375	1,148,256

				1,523,257

TOTAL FLOATING RATE AND OTHER LOANS (cost $13,956,280)				12,070,415

MUNICIPAL BONDS — 1.3%
Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41		30	29,260

California — 0.4%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs, Series S3
6.907%	10/01/50		1,125	1,377,504
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39		1,550	1,880,821
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40		725	912,665

				4,170,990

Colorado — 0.1%
Colorado Health Facilities Authority,
Taxable, Revenue Bonds, Series B
2.800%	12/01/26		5	4,588
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50		770	829,177

				833,765

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40		1,380	1,537,573
State of Illinois,
General Obligation Unlimited, Taxable, Series A
3.140%	10/01/24		35	33,580

				1,571,153

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.652%	08/15/57		20	15,108

SEE NOTES TO FINANCIAL STATEMENTS.

A133

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New Jersey — 0.4%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	1,175	$1,412,097
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	2,050	2,535,281

			3,947,378

New York — 0.0%
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.590%	03/15/35	20	15,103
Port Authority of New York & New Jersey,
Revenue Bonds
6.040%	12/01/29	25	26,252

			41,355

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	695	702,724

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	615	658,728

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	825	829,562

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	1,710	1,546,925

Texas — 0.0%
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.236%	10/01/52	20	14,298
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	450	336,111

			350,409

TOTAL MUNICIPAL BONDS (cost $13,269,333)			14,697,357

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.0%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	12	11,531
Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.239%(c)	10/25/28	87	86,718
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
8.387%(c)	08/26/30	5	4,783

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
8.089%(c)	10/25/30	263	$264,843
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
5.328%(c)	09/25/31	200	189,403
Series 2022-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
6.078%(c)	01/26/32	490	466,574
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
7.628%(c)	01/26/32	1,240	1,035,521
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%
5.807%(c)	09/12/26^	1,511	1,503,486
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
3.632%(cc)	09/25/47	258	226,100
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1B1, 144A, 1 Month LIBOR + 4.350% (Cap N/A, Floor 0.000%)
8.739%(c)	04/25/31	370	375,964
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
6.489%(c)	10/25/39	56	55,425
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
9.178%(c)	03/25/42	260	260,001
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60	337	322,095
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.089%(c)	11/25/28	585	583,101
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	180	176,662
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
6.078%(c)	10/25/33	334	333,481
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
6.628%(c)	10/25/33	940	931,016
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
7.378%(c)	04/25/34	910	893,935
Fannie Mae REMIC,
Series 2011-116, Class ZA
3.500%	11/25/41	1,775	1,625,949
Series 2012-34, Class EB
4.000%	04/25/42	1,575	1,464,071
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
7.928%(c)	11/25/50	900	859,501

SEE NOTES TO FINANCIAL STATEMENTS.

A134

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
6.528%(c)	11/25/50	2,607	$2,601,595
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	08/25/33	3,335	3,080,139
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
6.239%(c)	02/25/50	524	522,527
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
9.489%(c)	06/25/50	163	170,270
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
10.389%(c)	08/25/50	1,529	1,625,215
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
8.728%(c)	10/25/50	670	686,006
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	10/25/50	197	198,570
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)
7.489%(c)	03/25/50	37	37,941
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
9.639%(c)	09/25/50	320	326,799
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
7.539%(c)	09/25/50	2	1,881
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
6.578%(c)	01/25/51	200	179,832
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
6.978%(c)	01/25/34	590	538,829
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
5.578%(c)	01/25/34	316	311,980
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
7.578%(c)	11/25/41	155	143,962
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
5.728%(c)	11/25/41	100	93,918
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
6.928%(c)	08/25/33	160	135,193
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)
6.178%(c)	08/25/33	4,200	3,955,696
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
7.278%(c)	09/25/41	540	461,224

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	09/25/41	1,020	$897,830
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
6.278%(c)	12/25/41	800	706,003
Freddie Mac REMIC,
Series 4289, Class WZ
3.000%	01/15/44	743	672,971
Series 4768, Class GA
3.500%	09/15/45	515	493,431
Series 4939, Class KT
3.000%	07/15/48	459	409,758
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	2,865	2,648,941
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
6.039%(c)	05/25/29	179	176,571
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
8.539%(c)	10/25/30	75	74,679
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
5.528%(c)	01/25/34	530	517,189
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	01/25/34	815	754,781
Legacy Mortgage Asset Trust,
Series 2020-GS01, Class A1, 144A
2.882%	10/25/59	944	936,725
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	303	295,449
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	01/25/48	430	412,673
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.939%(c)	07/25/28	103	103,192
Oaktown Re V Ltd.,
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
7.989%(c)	10/25/30	20	20,130
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.828%(c)	04/25/34	900	799,885
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
7.239%(c)	02/25/23	1,280	1,250,995
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
7.039%(c)	08/25/25	1,200	1,177,820

SEE NOTES TO FINANCIAL STATEMENTS.

A135

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Radnor Re Ltd.,
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
7.089%(c)	03/25/28		918		$918,386
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.339%(c)	01/25/30		90		89,385
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
5.839%(c)	01/25/30		1,500		1,487,013
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
5.778%(c)	11/25/31		612		597,591
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
7.628%(c)	11/25/31		900		850,151
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.780%(cc)	02/25/34		180		168,898
Series 2004-18, Class 3A1
4.361%(cc)	12/25/34		1,135		1,042,441
TFS (Spain),
Series 2018-03
0.000%(s)	04/16/40^	EUR	—(r	)	2,355

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $46,564,941)					44,246,980

SOVEREIGN BONDS — 2.6%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes
4.400%	03/09/23		2,000		1,954,125
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		570		478,729
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		963		931,883
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	01/28/26		250		234,656
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	02/22/29		1,180		1,080,659
6.000%	07/19/28		575		551,209
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	300		264,936
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,500		1,606,093
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24		290		289,329
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.100%	03/12/33	EUR	410		318,690

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
1.450%	09/18/26	EUR	375	$364,990
3.375%	07/30/25	EUR	3,125	3,312,332
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	1,250	1,294,826
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes, Series DTC
2.500%	05/23/24		1,000	968,282
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23		600	591,477
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		600	569,617
3.000%	03/12/24		600	586,585
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		10	8,268
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		780	779,902
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	166,110
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,995	2,415,352
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		4,730	4,511,617
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	278	218,874
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	398	313,352
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	1,443	1,101,825
3.125%	05/15/27	EUR	2,264	2,078,605
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	353	228,563
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/24(d)		920	223,560
8.994%	02/01/26(d)		200	43,913
Sr. Unsec’d. Notes, 144A
4.375%	01/27/32(d)	EUR	1,090	205,647
7.750%	09/01/24(d)		930	225,990
8.994%	02/01/26(d)		200	43,913
9.750%	11/01/30(d)		400	85,950
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55(a)		500	481,250

TOTAL SOVEREIGN BONDS (cost $35,528,961)				28,531,109

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.7%
Federal Home Loan Mortgage Corp.
3.500%	02/01/47		761	711,264
5.500%	10/01/33		359	369,925
5.500%	06/01/34		3	2,791
6.000%	11/01/33		30	30,486

SEE NOTES TO FINANCIAL STATEMENTS.

A136

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	05/01/34	42	$42,304
6.000%	06/01/34	66	67,046
6.250%	07/15/32(k)(kk)	720	839,592
6.500%	07/01/32	4	4,559
6.500%	07/01/32	9	9,357
6.500%	08/01/32	20	20,468
6.500%	08/01/32	20	21,124
6.500%	08/01/32	22	22,144
6.500%	09/01/32	24	24,178
6.500%	09/01/32	69	70,854
6.750%	03/15/31(k)	600	705,975
Federal National Mortgage Assoc.
2.000%	TBA(tt)	6,500	5,287,492
2.500%	TBA	7,000	5,930,796
2.500%	TBA(tt)	28,500	24,125,658
3.000%	TBA(tt)	32,000	28,075,816
3.500%	TBA(tt)	51,000	46,323,439
4.500%	08/01/40	877	869,854
5.000%	TBA(tt)	17,500	17,241,375
5.500%	TBA(tt)	43,000	43,106,064
5.500%	02/01/33	5	5,296
5.500%	02/01/33	8	7,925
5.500%	03/01/33	11	11,406
5.500%	03/01/33	21	21,552
5.500%	03/01/33	22	22,634
5.500%	04/01/33	3	2,818
5.500%	04/01/33	13	13,457
5.500%	04/01/33	17	17,593
5.500%	04/01/33	17	17,637
5.500%	07/01/33	14	13,675
5.500%	07/01/33	16	16,792
5.500%	08/01/33	13	13,456
5.500%	02/01/34	15	15,227
5.500%	04/01/34	13	13,286
5.500%	06/01/34	17	16,691
6.000%	10/01/33	1	1,512
6.000%	10/01/33	161	164,553
6.000%	03/01/34	23	23,190
6.000%	02/01/35	94	96,849
6.000%	11/01/36	27	28,376
6.500%	08/01/32	67	69,268
6.500%	09/01/32	56	57,653
6.500%	09/01/32	91	95,059
6.500%	10/01/32	38	38,496
6.500%	04/01/33	69	71,467
6.500%	11/01/33	3	2,732
6.625%	11/15/30(k)	830	968,168
7.000%	05/01/32	47	47,037
7.000%	06/01/32	4	3,757
7.125%	01/15/30(k)	785	927,634
Government National Mortgage Assoc.
3.000%	TBA	13,000	11,572,363
3.500%	TBA	15,500	14,238,536
3.500%	01/20/48	110	102,970
4.000%	02/20/49	227	217,444
4.500%	TBA(tt)	11,000	10,669,038
5.500%	TBA	1,000	1,004,654
5.500%	01/15/33	31	32,966

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	02/15/33	16	$16,938
5.500%	05/15/33	49	49,416
5.500%	05/15/33	134	135,843
5.500%	06/15/33	148	151,494
5.500%	09/15/33	21	21,746
5.500%	07/15/35	31	31,932
6.000%	12/15/32	64	67,151
6.000%	11/15/33	25	25,973
6.000%	01/15/34	6	6,371
6.000%	06/20/34	170	179,933
6.000%	11/15/34	230	240,162
6.500%	09/15/32	29	30,243
6.500%	09/15/32	81	83,787
6.500%	09/15/32	119	122,419
6.500%	11/15/33	67	68,872

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $217,601,623)			215,778,008

U.S. TREASURY OBLIGATIONS — 7.9%
U.S. Treasury Bonds
1.125%	05/15/40	30	18,806
1.750%	08/15/41	5,286	3,623,388
1.875%	02/15/41	138	97,281
2.000%	11/15/41	2,719	1,944,935
2.250%	05/15/41(h)(kk)	65,845	49,507,209
2.375%	02/15/42	1,255	958,898
2.500%	02/15/46(k)	1,580	1,185,988
2.500%	05/15/46	965	722,996
2.875%	05/15/52	2,565	2,065,627
3.000%	05/15/45(k)	4,065	3,358,071
3.000%	02/15/48(a)	4,410	3,632,738
3.000%	08/15/52	2,190	1,815,647
3.125%	02/15/43(k)	2,460	2,100,994
3.375%	08/15/42	5,210	4,658,880
U.S. Treasury Notes
2.375%	03/31/29(k)	615	559,794
4.125%	11/15/32	375	382,500
U.S. Treasury Strips Coupon
1.467%(s)	11/15/41	500	222,578
2.056%(s)	11/15/38	130	66,843
2.208%(s)	05/15/39	1,575	790,576
2.335%(s)	08/15/44	2,500	988,965
2.364%(s)	05/15/45	3,420	1,313,227
2.377%(s)	08/15/45	1,250	475,391
2.387%(s)	05/15/43	4,015	1,664,500
2.395%(s)	11/15/43	619	252,484
2.423%(s)	11/15/40	430	201,495
2.423%(s)	05/15/44(k)	7,225	2,879,275
3.143%(s)	08/15/41	1,350	607,816
3.176%(s)	08/15/40	120	56,972

TOTAL U.S. TREASURY OBLIGATIONS (cost $115,304,755)			86,153,874

		Shares
COMMON STOCKS — 0.3%
Chemicals — 0.0%
TPC Group, Inc.*^		14,880	297,600

SEE NOTES TO FINANCIAL STATEMENTS.

A137

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities — 0.1%
Ferrellgas Partners LP (Class B Stock)(original cost $1,543,888; purchased 10/25/19)^(f)	5,622	$1,123,107

Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp.	16,284	1,536,721

TOTAL COMMON STOCKS (cost $1,356,824)		2,957,428

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Citigroup Capital XIII, 10.785%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40	45,000	1,278,000

Capital Markets — 0.1%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	35,000	822,850

TOTAL PREFERRED STOCKS (cost $2,000,000)		2,100,850

TOTAL LONG-TERM INVESTMENTS (cost $1,309,304,208)		1,174,005,117

SHORT-TERM INVESTMENTS — 13.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	126,191,991	126,191,991
PGIM Institutional Money Market Fund (cost $19,589,896; includes $19,505,025 of cash collateral for securities on loan)(b)(wa)	19,618,570	19,608,761

TOTAL SHORT-TERM INVESTMENTS (cost $145,781,887)		145,800,752

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—120.7% (cost $1,455,086,095)		1,319,805,869

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $6,696)		(283)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—120.7%
(cost $1,455,079,399)		1,319,805,586
Liabilities in excess of other assets(z) — (20.7)%		(225,952,353)

NET ASSETS — 100.0%		$1,093,853,233

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,933,236 and 0.5% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,155,254; cash collateral of $19,505,025 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $5,336,883. The aggregate value of $3,012,457 is 0.3% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 189,500,000 is 17.3% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A138

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	11,160	$(37)
GS_21-PJA†† ^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	15,090	(246)

Total Options Written (premiums received $6,696)								$(283)

†† The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$ 99.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	2,770	$33,755	$(17,490)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,010	4,064	(64,024)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,250	3,173	(61,752)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,130	2,292	(74,729)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,130	2,016	(71,512)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,850	31,772	(9,640)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	25,440	50,281	(38,863)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,640	23,291	(27,177)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,450	71,806	23,293
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,560	68,788	15,548
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,560	55,206	1,949
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,980	50,850	(14,523)

Total Centrally Cleared Swaptions (cost $736,214)							$397,294	$(338,920)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V1, 12/20/27	Call	02/15/23	$101.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	2,770	$(17,428)	$8,887
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,250	(51,370)	(23,545)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,010	(66,959)	(27,731)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,260	(150,433)	(82,367)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,850	(17,900)	5,299

SEE NOTES TO FINANCIAL STATEMENTS.

A139

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Written (continued):

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	25,440	$(44,964)	$10,818
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,640	(31,682)	99
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,450	(14,415)	18,030
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.75%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,560	(21,216)	14,603
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,560	(28,196)	8,765
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,980	(46,615)	(1,788)
CDX.NA.HY.39.V1, 12/20/27	Put	01/18/23	$ 90.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	3,700	(1,898)	64,950
CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$ 95.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	2,770	(10,201)	10,990
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,250	(1,066)	30,071
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	14,010	(1,063)	26,257
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,130	(940)	38,896
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,130	(842)	32,640
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,850	(9,480)	5,616
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	25,440	(13,955)	20,903
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,640	(6,742)	13,581
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	15,450	(21,173)	(7,268)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.13%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	16,560	(20,784)	(5,217)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	16,560	(17,533)	832
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.20%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	16,980	(16,564)	6,359

Total Centrally Cleared Swaptions (premiums received $783,099)							$(613,419)	$169,680

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
677	2 Year U.S. Treasury Notes	Mar. 2023	$138,837,891	$(17,430)
705	5 Year U.S. Treasury Notes	Mar. 2023	76,090,431	(161,652)
845	10 Year U.S. Treasury Notes	Mar. 2023	94,890,864	(663,116)
235	10 Year U.S. Ultra Treasury Notes	Mar. 2023	27,796,094	(113,427)
12	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	1,611,750	(45,786)

				(1,001,411)

Short Positions:
86	5 Year Euro-Bobl	Mar. 2023	10,655,795	342,240
100	10 Year Euro-Bund	Mar. 2023	14,229,492	949,089

SEE NOTES TO FINANCIAL STATEMENTS.

A140

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
438	20 Year U.S. Treasury Bonds	Mar. 2023	$54,900,563	$343,035
43	Euro Schatz Index	Mar. 2023	4,852,414	59,574

				1,693,938

				$692,527

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Mexican Peso,
Expiring 03/15/23	CITI	MXN	15,980	$818,904	$808,827	$—	$(10,077)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/23	MSI	GBP	12,897	$15,434,038	$15,596,781	$—	$(162,743)
Euro,
Expiring 01/12/23	BNP	EUR	94,198	97,640,420	100,927,037	—	(3,286,617)
Expiring 01/12/23	TD	EUR	655	689,748	701,562	—	(11,814)
South African Rand,
Expiring 03/15/23	MSI	ZAR	11,532	653,620	674,353	—	(20,733)

				$114,417,826	$117,899,733	—	(3,481,907)

						$—	$(3,491,984)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/23	0.250%(M)	8,456	*	$2,873	$(59)	$2,932	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
United Mexican States	06/20/23	1.000%(Q)	665	$(2,292)	$455	$(2,747)	CITI
United Mexican States	06/20/23	1.000%(Q)	655	(2,258)	1,136	(3,394)	CITI
United Mexican States	06/20/23	1.000%(Q)	220	(759)	427	(1,186)	CITI
United Mexican States	06/20/23	1.000%(Q)	220	(759)	392	(1,151)	CITI
United Mexican States	06/20/23	1.000%(Q)	215	(741)	138	(879)	CITI
United Mexican States	06/20/23	1.000%(Q)	115	(396)	79	(475)	CITI
United Mexican States	12/20/24	1.000%(Q)	160	(1,140)	444	(1,584)	CITI

SEE NOTES TO FINANCIAL STATEMENTS.

A141

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
United Mexican States	12/20/24	1.000%(Q)	130	$(926)	$432	$(1,358)	CITI

				$(9,271)	$3,503	$(12,774)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
International Bank for Reconstruction &
Development	06/20/23	0.250%(Q)	10,710	0.149%	$5,952	$4,976	$976	BOA
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,205	2.539%	(15,073)	(6,928)	(8,145)	CSI
Petroleos Mexicanos	06/20/23	1.000%(Q)	550	2.539%	(3,760)	(3,346)	(414)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	545	2.539%	(3,726)	(3,980)	254	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	2.539%	(1,264)	(1,384)	120	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	2.539%	(1,264)	(1,359)	95	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	180	2.539%	(1,230)	(1,100)	(130)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	90	2.539%	(615)	(547)	(68)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	160	4.065%	(8,860)	(5,947)	(2,913)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	130	4.065%	(7,199)	(4,889)	(2,310)	CITI

					$(37,039)	$(24,504)	$(12,535)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	13,510	$(94,926)	$(146,238)	$(51,312)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	64,800	(340,378)	(538,061)	(197,683)

				$(435,304)	$(684,299)	$(248,995)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the

SEE NOTES TO FINANCIAL STATEMENTS.

A142

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP 635	05/08/23	0.950%(A)	1 Day SONIA(1)(A)/ 3.428%	$(14,468)	$20,400	$34,868
GBP3,946	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(184,608)	507,332	691,940
GBP2,920	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.428%	150,731	448,520	297,789
GBP 977	10/22/28	0.680%(A)	1 Day SONIA(1)(A)/ 3.428%	—	204,287	204,287
GBP2,100	05/08/30	1.100%(A)	1 Day SONIA(1)(A)/ 3.428%	(145,549)	452,624	598,173
GBP 767	05/08/31	1.150%(A)	1 Day SONIA(2)(A)/ 3.428%	41,383	(176,837)	(218,220)
GBP 740	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	52,659	193,674	141,015
GBP 230	05/08/34	1.200%(A)	1 Day SONIA(1)(A)/ 3.428%	(9,088)	64,637	73,725

				$(108,940)	$1,714,637	$1,823,577

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)††	1 Day USOIS -50 bps(T)/ 3.830%	GSI	01/27/23	(18,548)	$(1,358,015)	$—	$(1,358,015)
U.S. Treasury Bond(T)	1 Day USOIS+9 bps(T)/ 4.420%	JPM	01/18/23	8,530	50,270	—	50,270
U.S. Treasury Bond(T)	1 Day USOIS+6 bps(T)/ 4.390%	GSI	01/19/23	15,820	149,995	—	149,995
U.S. Treasury Bond(T)	1 Day USOIS +10 bps(T)/ 4.430%	JPM	01/23/23	15,190	427,583	—	427,583
U.S. Treasury Bond(T)	1 Day USOIS +12 bps(T)/ 4.450%	JPM	01/26/23	12,265	538,584	—	538,584
U.S. Treasury Bond(T)	1 Day USOIS+7 bps(T)/ 4.400%	GSI	01/31/23	17,905	292,415	—	292,415

					$100,832	$—	$100,832

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
††	See the table below for the swap constituents. To the extent that any swap is composed of greater than 50 constituents, the Portfolio is only required to disclose the top 50.

The following table represents the individual positions and related values of underlying securities of Total Return Benchmark Bond Index total return swap with GSI, as of December 31, 2022, termination date 01/27/2023:

SEE NOTES TO FINANCIAL STATEMENTS.

A143

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Corporate Bond

Reference Entity	Shares	Market Value	% of Total Index Value
Bank of America Corp.	40,319,400	$30,039,305	7.02%
Wells Fargo & Co.	34,230,900	24,737,948	5.78%
Morgan Stanley	27,871,800	20,830,849	4.87%
Goldman Sachs Group, Inc.	28,954,200	20,211,399	4.72%
Citigroup. Inc.	26,654,100	18,734,458	4.38%
AT&T, Inc.	24,354,000	16,861,807	3.94%
Verizon Communications, Inc.	20,024,400	14,632,586	3.42%
Anheuser-Busch InBev Worldwide, Inc.	15,694,800	13,907,869	3.25%
Comcast Corp.	19,889,100	12,969,811	3.03%
Oracle Corp.	15,559,500	11,413,164	2.67%
Apple, Inc.	16,236,000	10,993,891	2.57%
AbbVie, Inc.	10,282,800	8,737,251	2.04%
Microsoft Corp.	10,553,400	7,608,503	1.78%
CVS Health Corp.	9,200,400	7,502,724	1.75%
Amazon.com, Inc.	10,147,500	7,355,557	1.72%
UnitedHealth Group, Inc.	8,523,900	6,209,008	1.45%
Visa, Inc.	9,335,700	5,611,271	1.31%
The Walt Disney Co.	6,494,400	5,140,287	1.20%
Shell International Finance BV	6,900,300	5,077,313	1.19%
Intel Corp.	7,441,500	4,949,124	1.16%
Home Depot, Inc.	7,982,700	4,902,022	1.15%
T-Mobile USA, Inc.	7,035,600	4,848,033	1.13%
ExxonMobil Corp.	6,223,800	4,755,295	1.11%
Broadcom, Inc.	6,629,700	4,739,932	1.11%
Pfizer, Inc.	6,494,400	4,455,592	1.04%
Amgen, Inc.	6,765,000	4,454,127	1.04%
Telefonica Emisiones, S.A.U.	5,412,000	4,272,560	1.00%
Bristol-Myers Squibb Co.	6,494,400	4,134,475	0.97%
General Motors Co.	4,870,800	4,080,940	0.95%
Cigna Corp.	5,547,300	4,039,965	0.94%
Raytheon Tech Corp.	5,682,600	3,772,825	0.88%
Intercontinental Exchange, Inc.	5,547,300	3,742,322	0.87%
Pacific Gas & Electric Co.	4,600,200	3,728,814	0.87%
PepsiCo, Inc.	4,464,900	3,727,487	0.87%
B.A.T. Capital Corp.	5,547,300	3,720,528	0.87%
Enterprise Products Operating LLC	5,412,000	3,692,945	0.86%
Altria Group, Inc.	5,412,000	3,519,945	0.82%
Gilead Sciences, Inc.	5,276,700	3,467,765	0.81%
Johnson & Johnson	5,276,700	3,349,801	0.78%
Vodafone Group PLC	4,194,300	3,304,539	0.77%
McDonald’s Corp.	3,788,400	3,220,802	0.75%
Coca-Cola Co.	4,194,300	3,125,321	0.73%
BP Capital Markets America, Inc.	4,194,300	2,963,999	0.69%
Anthem, Inc.	3,788,400	2,904,481	0.68%
FedEx Corp.	3,111,900	2,888,303	0.67%
American International Group, Inc.	3,111,900	2,662,823	0.62%
Simon Property Group, Inc.	3,382,500	2,553,885	0.60%
Berkshire Hathaway Finance Corp.	3,923,700	2,541,822	0.59%
Union Pacific Corp.	3,653,100	2,523,998	0.59%
International Business Machines Corp.	3,788,400	2,493,811	0.58%

		$362,113,282

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$8,479	$(29,539)	$1,463,224	$(1,384,769)

SEE NOTES TO FINANCIAL STATEMENTS.

A144

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$8,589,838

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$12,868,740	$—
Collateralized Debt Obligations	—	4,408,188	—
Collateralized Loan Obligations	—	213,045,346	—
Consumer Loans	—	7,507,229	—
Credit Cards	—	2,664,604	—
Home Equity Loans	—	303,052	—
Other	—	2,311,803	—
Residential Mortgage-Backed Securities	—	2,691,139	1,856,650
Student Loans	—	3,824,497	—
Commercial Mortgage-Backed Securities	—	141,625,619	—
Corporate Bonds	—	373,349,793	1,012,436
Floating Rate and other Loans	—	11,935,440	134,975
Municipal Bonds	—	14,697,357	—
Residential Mortgage-Backed Securities	—	42,741,139	1,505,841
Sovereign Bonds	—	28,531,109	—
U.S. Government Agency Obligations	—	215,778,008	—
U.S. Treasury Obligations	—	86,153,874	—
Common Stocks	1,536,721	—	1,420,707
Preferred Stocks	2,100,850	—	—
Short-Term Investments
Affiliated Mutual Funds	145,800,752	—	—

Total	$149,438,323	$1,164,436,937	$5,930,609

Liabilities
Options Written	$—	$(37)	$(246)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$40,790	$—
Centrally Cleared Swaptions Written	—	317,596	—
Futures Contracts	1,693,938	—	—
OTC Credit Default Swap Agreements	—	5,952	2,873
Centrally Cleared Interest Rate Swap Agreements	—	2,041,797	—
OTC Total Return Swap Agreements	—	1,458,847	—

Total	$1,693,938	$3,864,982	$2,873

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(379,710)	$—
Centrally Cleared Swaptions Written	—	(147,916)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A145

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Futures Contracts	$(1,001,411)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(3,491,984)	—
Centrally Cleared Credit Default Swap Agreements	—	(248,995)	—
OTC Credit Default Swap Agreements	—	(52,262)	—
Centrally Cleared Interest Rate Swap Agreement	—	(218,220)	—
OTC Total Return Swap Agreement	—	(1,358,015)	—

Total	$(1,001,411)	$(5,897,102)	$—

*

Other financial instruments are derivative instruments, with the exception of centrally cleared swaptions, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	19.7%
Collateralized Loan Obligations	19.5
Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	13.4
Commercial Mortgage-Backed Securities	13.0
Banks	9.9
U.S. Treasury Obligations	7.9
Residential Mortgage-Backed Securities	4.4
Electric	2.9
Sovereign Bonds	2.6
Oil & Gas	2.2
Pharmaceuticals	2.2
Telecommunications	1.8
Media	1.8
Pipelines	1.8
Municipal Bonds	1.3
Automobiles	1.2
Retail	0.9
Foods	0.9
Aerospace & Defense	0.9
Real Estate Investment Trusts (REITs)	0.8
Auto Manufacturers	0.8
Commercial Services	0.7
Healthcare-Services	0.7
Chemicals	0.7
Consumer Loans	0.7
Insurance	0.7
Airlines	0.6
Diversified Financial Services	0.5
Entertainment	0.4
Engineering & Construction	0.4
Collateralized Debt Obligations	0.4
Semiconductors	0.4
Student Loans	0.4
Healthcare-Products	0.3
Beverages	0.3
Agriculture	0.3
Lodging	0.3
Computers	0.3
Software	0.2

Credit Cards	0.2%
Gas	0.2
Other	0.2
Mining	0.2
Auto Parts & Equipment	0.2
Building Materials	0.2
Oil, Gas & Consumable Fuels	0.2
Multi-National	0.1
Metal Fabricate/Hardware	0.1
Real Estate	0.1
Electrical Components & Equipment	0.1
Gas Utilities	0.1
Electronics	0.1
Home Builders	0.1
Capital Markets	0.1
Packaging & Containers	0.1
Transportation	0.1
Housewares	0.1
Internet	0.0	*
Oil & Gas Services	0.0	*
Miscellaneous Manufacturing	0.0	*
Home Equity Loans	0.0	*
Machinery-Diversified	0.0	*
Biotechnology	0.0	*
Iron/Steel	0.0	*
Environmental Control	0.0	*
Trucking & Leasing	0.0	*
Office/Business Equipment	0.0	*
Forest Products & Paper	0.0	*
Machinery-Construction & Mining	0.0	*
Shipbuilding	0.0	*
Investment Companies	0.0	*

	120.7
Options Written	(0.0	)*
Liabilities in excess of other assets	(20.7)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A146

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps and swaptions	$358,386	*	Due from/to broker-variation margin swaps and swaptions	$776,621	*
Credit contracts	Premiums paid for OTC swap agreements	8,479		Premiums received for OTC swap agreements	29,539
Credit contracts	—	—		Options written outstanding, at value	283
Credit contracts	Unrealized appreciation on OTC swap agreements	4,377		Unrealized depreciation on OTC swap agreements	26,754
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,491,984
Interest rate contracts	Due from/to broker-variation margin futures	1,693,938	*	Due from/to broker-variation margin futures	1,001,411	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	2,041,797	*	Due from/to broker-variation margin swaps and swaptions	218,220	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,458,847		Unrealized depreciation on OTC swap agreements	1,358,015

		$5,565,824			$6,902,827

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$(2,060,800)	$2,354,490	$—	$—	$771,055
Foreign exchange contracts.	—	—	—	13,279,825	—
Interest rate contracts	—	—	(46,390,438)	—	(14,406,105)

Total	$(2,060,800)	$2,354,490	$(46,390,438)	$13,279,825	$(13,635,050)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts.	$(149,287)	$152,174	$—	$—	$(272,221)
Foreign exchange contracts	—	—	—	(2,101,291)	—
Interest rate contracts	—	—	(2,417,976)	—	10,968,506

Total	$(149,287)	$152,174	$(2,417,976)	$(2,101,291)	$10,696,285

SEE NOTES TO FINANCIAL STATEMENTS.

A147

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$533,940
Options Written (2)	345,174,824
Futures Contracts - Long Positions (2)	384,237,162
Futures Contracts - Short Positions (2)	214,542,488
Forward Foreign Currency Exchange Contracts - Purchased (3)	77,148,798
Forward Foreign Currency Exchange Contracts - Sold (3)	196,819,933
Interest Rate Swap Agreements (2)	32,735,543
Credit Default Swap Agreements - Buy Protection (2)	74,012,128
Credit Default Swap Agreements - Sell Protection (2)	24,253,397
Total Return Swap Agreements (2)	20,079,104
Inflation Swap Agreements (2)	3,636,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$19,155,254	$(19,155,254)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$—	$(3,286,617)	$(3,286,617)	$3,050,100	$(236,517)
BOA	5,952	—	5,952	—	5,952
CITI	3,972	(51,238)	(47,266)	—	(47,266)
CSI	—	(15,073)	(15,073)	15,073	—
GSI	445,342	(1,358,357)	(913,015)	706,731	(206,284)
JPM	1,016,437	—	1,016,437	(1,016,437)	—
MSI	—	(183,476)	(183,476)	183,476	—
TD	—	(11,814)	(11,814)	—	(11,814)

	$1,471,703	$(4,906,575)	$(3,434,872)	$2,938,943	$(495,929)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $19,155,254:
Unaffiliated investments (cost $1,309,304,208)	$1,174,005,117
Affiliated investments (cost $145,781,887)	145,800,752
Foreign currency, at value (cost $2,719,003)	2,804,008
Cash	240,076
Receivable for investments sold	58,959,785
Dividends and interest receivable	9,328,573
Unrealized appreciation on OTC swap agreements	1,463,224
Receivable for Portfolio shares sold	579,201
Due from broker-variation margin swaps and swaptions	25,893
Premiums paid for OTC swap agreements	8,479
Prepaid expenses and other assets	183,191

Total Assets	1,393,398,299

LIABILITIES
Payable for investments purchased	266,673,450
Payable to broker for collateral for securities on loan	19,505,025
Due to Custodian	7,680,921
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,491,984
Unrealized depreciation on OTC swap agreements	1,384,769
Management fee payable.	376,689
Accrued expenses and other liabilities	291,263
Payable for Portfolio shares purchased	62,862
Due to broker-variation margin futures	44,442
Premiums received for OTC swap agreements	29,539
Distribution fee payable	1,959
Affiliated transfer agent fee payable	980
Trustees’ fees payable	900
Options written outstanding, at value (premiums received $6,696)	283

Total Liabilities	299,545,066

NET ASSETS	$1,093,853,233

Net assets were comprised of:
Partners’ Equity	$1,093,853,233

Class I:
Net asset value and redemption price per share, $1,084,574,917 / 81,333,140 outstanding shares of beneficial interest	$13.33

Class III:
Net asset value and redemption price per share, $9,278,316 / 698,669 outstanding shares of beneficial interest.	$13.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$40,425,523
Affiliated dividend income	1,623,023
Unaffiliated dividend income	622,499
Income from securities lending, net (including affiliated income of $65,983)	71,673
Total income	42,742,718
EXPENSES
Management fee	4,649,183
Distribution fee—Class III	19,346
Custodian and accounting fees	107,795
Audit fee	90,000
Shareholders’ reports	58,195
Legal fees and expenses	26,534
Trustees’ fees	26,300
Transfer agent’s fees and expenses (including affiliated expense of $8,140)	10,865
Miscellaneous	46,027

Total expenses.	5,034,245

NET INVESTMENT INCOME (LOSS)	37,708,473

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,495))	(15,991,452)
Futures transactions	(46,390,438)
Forward currency contract transactions	13,279,825
Options written transactions	2,354,490
Swap agreements transactions	(13,635,050)
Foreign currency transactions	(2,126,155)

(62,508,780)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,911)	(176,777,198)
Futures	(2,417,976)
Forward currency contracts	(2,101,291)
Options written	152,174
Swap agreements	10,696,285
Foreign currencies	778,131

(169,669,875)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(232,178,655)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(194,470,182)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$37,708,473	$32,937,027
Net realized gain (loss) on investment and foreign currency transactions	(62,508,780)	2,301,462
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(169,669,875)	(44,183,411)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(194,470,182)	(8,944,922)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	45,246,239	111,700,386
Net asset value of shares issued in merger	46,303,369	—
Portfolio shares purchased	(106,286,659)	(92,303,055)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(14,737,051)	19,397,331

TOTAL INCREASE (DECREASE)	(209,207,233)	10,452,409
NET ASSETS:
Beginning of year	1,303,060,466	1,292,608,057

End of year	$1,093,853,233	$1,303,060,466

SEE NOTES TO FINANCIAL STATEMENTS.

A149

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.66	$15.78	$14.55	$13.12	$13.14

Income (Loss) From Investment Operations:
Net investment income (loss)	0.45	0.40	0.45	0.49	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.78)	(0.52)	0.78	0.94	(0.48)

Total from investment operations	(2.33)	(0.12)	1.23	1.43	(0.03)

Capital Contributions	—	—	—	—	0.01	(b)

Net Asset Value, end of year	$13.33	$15.66	$15.78	$14.55	$13.12

Total Return(c)	(14.81)%	(0.76)%	8.45%	10.90%	(0.15	)%(d)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,085	$1,298	$1,293	$1,190	$1,123
Average net assets (in millions)	$1,155	$1,292	$1,235	$1,166	$1,132
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.43%	0.42%	0.43%	0.44%	0.44%
Expenses before waivers and/or expense reimbursement	0.43%	0.42%	0.43%	0.44%	0.44%
Net investment income (loss)	3.25%	2.55%	2.99%	3.53%	3.44%
Portfolio turnover rate(f)	182%	49%	35%	48%	51%

Class III
	Year Ended December 31, 2022	April 26, 2021(g) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$15.64	$15.35

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.79)	0.05	(h)

Total from investment operations	(2.36)	0.29

Net Asset Value, end of period	$13.28	$15.64

Total Return(c)	(15.09)%	1.89%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9	$5
Average net assets (in millions)	$8	$2
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.68%	0.66	%(i)
Expenses before waivers and/or expense reimbursement	0.68%	0.66	%(i)
Net investment income (loss)	3.08%	2.24	%(i)
Portfolio turnover rate(f)	182%	49%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.23)%.
(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(g)	Commencement of offering.
(h)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

PSF STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 96.8%
Aerospace & Defense — 1.8%
Boeing Co. (The)*	99,736	$18,998,711
General Dynamics Corp.	39,960	9,914,476
Howmet Aerospace, Inc.	65,392	2,577,099
Huntington Ingalls Industries, Inc.	7,200	1,660,896
L3Harris Technologies, Inc.	33,980	7,074,976
Lockheed Martin Corp.	41,508	20,193,227
Northrop Grumman Corp.	25,766	14,058,187
Raytheon Technologies Corp.	261,648	26,405,516
Textron, Inc.	37,150	2,630,220
TransDigm Group, Inc.	9,150	5,761,297

		109,274,605

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(a)	21,000	1,922,760
Expeditors International of Washington, Inc.	28,300	2,940,936
FedEx Corp.	42,640	7,385,248
United Parcel Service, Inc. (Class B Stock)	129,900	22,581,816

		34,830,760

Airlines — 0.2%
Alaska Air Group, Inc.*	21,900	940,386
American Airlines Group, Inc.*(a)	114,700	1,458,984
Delta Air Lines, Inc.*	113,200	3,719,752
Southwest Airlines Co.*	104,837	3,529,862
United Airlines Holdings, Inc.*	57,700	2,175,290

		11,824,274

Auto Components — 0.1%
Aptiv PLC*	47,900	4,460,927
BorgWarner, Inc.	41,600	1,674,400

		6,135,327

Automobiles — 1.3%
Ford Motor Co.	702,659	8,171,924
General Motors Co.	252,800	8,504,192
Tesla, Inc.*	477,550	58,824,609

		75,500,725

Banks — 3.7%
Bank of America Corp.	1,241,732	41,126,164
Citigroup, Inc.	344,622	15,587,253
Citizens Financial Group, Inc.	87,900	3,460,623
Comerica, Inc.	23,250	1,554,263
Fifth Third Bancorp(a)	122,149	4,007,709
First Republic Bank	32,600	3,973,614
Huntington Bancshares, Inc.(a)	254,675	3,590,917
JPMorgan Chase & Co.	521,895	69,986,119
KeyCorp.	165,100	2,876,042
M&T Bank Corp.	30,761	4,462,191
PNC Financial Services Group, Inc. (The)	71,743	11,331,089
Regions Financial Corp.	166,412	3,587,843
Signature Bank	11,100	1,278,942
SVB Financial Group*	10,490	2,414,169
Truist Financial Corp.	236,126	10,160,502

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
U.S. Bancorp	240,581	$10,491,737
Wells Fargo & Co.	677,976	27,993,629
Zions Bancorp NA	26,700	1,312,572

		219,195,378

Beverages — 1.9%
Brown-Forman Corp. (Class B Stock)	32,525	2,136,242
Coca-Cola Co. (The)	688,950	43,824,110
Constellation Brands, Inc. (Class A Stock)	28,900	6,697,575
Keurig Dr. Pepper, Inc.	150,300	5,359,698
Molson Coors Beverage Co. (Class B Stock)(a)	33,400	1,720,768
Monster Beverage Corp.*	68,100	6,914,193
PepsiCo, Inc.	244,544	44,179,319

		110,831,905

Biotechnology — 2.4%
AbbVie, Inc.	313,189	50,614,474
Amgen, Inc.	94,894	24,922,960
Biogen, Inc.*	25,655	7,104,383
Gilead Sciences, Inc.	223,200	19,161,720
Incyte Corp.*	32,700	2,626,464
Moderna, Inc.*	58,800	10,561,656
Regeneron Pharmaceuticals, Inc.*	19,050	13,744,384
Vertex Pharmaceuticals, Inc.*	45,660	13,185,695

		141,921,736

Building Products — 0.4%
A.O. Smith Corp.(a)	22,700	1,299,348
Allegion PLC	15,833	1,666,581
Carrier Global Corp.	148,867	6,140,764
Johnson Controls International PLC	122,615	7,847,360
Masco Corp.(a)	39,930	1,863,533
Trane Technologies PLC	41,000	6,891,690

		25,709,276

Capital Markets — 3.0%
Ameriprise Financial, Inc.	18,950	5,900,461
Bank of New York Mellon Corp. (The)	130,949	5,960,798
BlackRock, Inc.	26,740	18,948,766
Cboe Global Markets, Inc.	18,800	2,358,836
Charles Schwab Corp. (The)	271,400	22,596,764
CME Group, Inc.	64,060	10,772,330
FactSet Research Systems, Inc.	6,700	2,688,107
Franklin Resources, Inc.(a)	50,300	1,326,914
Goldman Sachs Group, Inc. (The)	60,270	20,695,513
Intercontinental Exchange, Inc.	99,390	10,196,420
Invesco Ltd.	80,500	1,448,195
MarketAxess Holdings, Inc.	6,800	1,896,452
Moody’s Corp.(a)	27,970	7,793,001
Morgan Stanley	234,578	19,943,822
MSCI, Inc.	14,380	6,689,145
Nasdaq, Inc.	60,000	3,681,000
Northern Trust Corp.	36,900	3,265,281
Raymond James Financial, Inc.(a)	34,550	3,691,668
S&P Global, Inc.	59,246	19,843,855
State Street Corp.	65,275	5,063,382

SEE NOTES TO FINANCIAL STATEMENTS.

A151

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
T. Rowe Price Group, Inc.(a)	39,900	$4,351,494

		179,112,204

Chemicals — 1.8%
Air Products & Chemicals, Inc.	39,450	12,160,857
Albemarle Corp.	20,900	4,532,374
Celanese Corp.	17,600	1,799,424
CF Industries Holdings, Inc.	35,300	3,007,560
Corteva, Inc.	127,556	7,497,742
Dow, Inc.	125,222	6,309,936
DuPont de Nemours, Inc.(a)	88,656	6,084,461
Eastman Chemical Co.	21,700	1,767,248
Ecolab, Inc.	43,900	6,390,084
FMC Corp.	22,250	2,776,800
International Flavors & Fragrances, Inc.(a)	45,240	4,742,962
Linde PLC (United Kingdom)(a)	88,000	28,703,840
LyondellBasell Industries NV (Class A Stock)(a)	45,000	3,736,350
Mosaic Co. (The)	61,100	2,680,457
PPG Industries, Inc.(a)	41,700	5,243,358
Sherwin-Williams Co. (The)	41,900	9,944,127

		107,377,580

Commercial Services & Supplies — 0.5%
Cintas Corp.	15,300	6,909,786
Copart, Inc.*	76,300	4,645,907
Republic Services, Inc.	36,335	4,686,852
Rollins, Inc.	41,025	1,499,054
Waste Management, Inc.	66,530	10,437,226

		28,178,825

Communications Equipment — 0.9%
Arista Networks, Inc.*	44,100	5,351,535
Cisco Systems, Inc.	730,475	34,799,829
F5, Inc.*	10,650	1,528,382
Juniper Networks, Inc.	57,400	1,834,504
Motorola Solutions, Inc.	29,727	7,660,945

		51,175,195

Construction & Engineering — 0.1%
Quanta Services, Inc.(a)	25,400	3,619,500

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	11,200	3,785,264
Vulcan Materials Co.	23,700	4,150,107

		7,935,371

Consumer Finance — 0.5%
American Express Co.	106,150	15,683,663
Capital One Financial Corp.	67,969	6,318,398
Discover Financial Services	48,305	4,725,678
Synchrony Financial	80,230	2,636,358

		29,364,097

Containers & Packaging — 0.3%
Amcor PLC(a)	266,300	3,171,633
Avery Dennison Corp.	14,600	2,642,600
Ball Corp.(a)	55,600	2,843,384

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging (cont’d.)
International Paper Co.(a)	64,067	$2,218,640
Packaging Corp. of America	16,700	2,136,097
Sealed Air Corp.	26,020	1,297,878
Westrock Co.	44,961	1,580,829

		15,891,061

Distributors — 0.1%
Genuine Parts Co.	25,125	4,359,439
LKQ Corp.	45,900	2,451,519
Pool Corp.	7,120	2,152,589

		8,963,547

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc. (Class B Stock)*	320,610	99,036,429

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	1,267,971	23,343,346
Lumen Technologies, Inc.(a)	168,643	880,317
Verizon Communications, Inc.	747,188	29,439,207

		53,662,870

Electric Utilities — 2.0%
Alliant Energy Corp.	44,300	2,445,803
American Electric Power Co., Inc.(a)	91,440	8,682,228
Constellation Energy Corp.	58,224	5,019,491
Duke Energy Corp.	137,048	14,114,574
Edison International	68,000	4,326,160
Entergy Corp.	36,200	4,072,500
Evergy, Inc.	40,900	2,573,837
Eversource Energy	62,000	5,198,080
Exelon Corp.	176,773	7,641,897
FirstEnergy Corp.	96,080	4,029,595
NextEra Energy, Inc.	353,600	29,560,960
NRG Energy, Inc.	41,900	1,333,258
PG&E Corp.*	285,000	4,634,100
Pinnacle West Capital Corp.	20,200	1,536,008
PPL Corp.	129,900	3,795,678
Southern Co. (The)	193,700	13,832,117
Xcel Energy, Inc.	97,395	6,828,363

		119,624,649

Electrical Equipment — 0.6%
AMETEK, Inc.	40,800	5,700,576
Eaton Corp. PLC	70,811	11,113,787
Emerson Electric Co.	104,900	10,076,694
Generac Holdings, Inc.*(a)	11,300	1,137,458
Rockwell Automation, Inc.(a)	20,420	5,259,579

		33,288,094

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. (Class A Stock)	105,900	8,063,226
CDW Corp.	24,000	4,285,920
Corning, Inc.	134,700	4,302,318
Keysight Technologies, Inc.*	31,800	5,440,026
TE Connectivity Ltd. (Switzerland)	56,900	6,532,120
Teledyne Technologies, Inc.*	8,279	3,310,855
Trimble, Inc.*	43,900	2,219,584

SEE NOTES TO FINANCIAL STATEMENTS.

A152

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Zebra Technologies Corp. (Class A Stock)*	9,180	$2,353,844

		36,507,893

Energy Equipment & Services — 0.4%
Baker Hughes Co.(a)	179,048	5,287,287
Halliburton Co.	161,600	6,358,960
Schlumberger Ltd.	252,298	13,487,851

		25,134,098

Entertainment — 1.3%
Activision Blizzard, Inc.	126,800	9,706,540
Electronic Arts, Inc.	46,700	5,705,806
Live Nation Entertainment, Inc.*	25,100	1,750,474
Netflix, Inc.*	79,190	23,351,547
Take-Two Interactive Software, Inc.*	27,950	2,910,434
Walt Disney Co. (The)*	324,322	28,177,095
Warner Bros Discovery, Inc.*	391,008	3,706,756

		75,308,652

Equity Real Estate Investment Trusts (REITs) — 2.5%
Alexandria Real Estate Equities, Inc.	26,580	3,871,909
American Tower Corp.	82,900	17,563,194
AvalonBay Communities, Inc.	24,968	4,032,831
Boston Properties, Inc.(a)	25,100	1,696,258
Camden Property Trust	18,800	2,103,344
Crown Castle, Inc.	77,050	10,451,062
Digital Realty Trust, Inc.	50,900	5,103,743
Equinix, Inc.	16,475	10,791,619
Equity Residential	60,400	3,563,600
Essex Property Trust, Inc.	11,670	2,473,106
Extra Space Storage, Inc.	23,900	3,517,602
Federal Realty Investment Trust	13,000	1,313,520
Healthpeak Properties, Inc.	95,700	2,399,199
Host Hotels & Resorts, Inc.	127,226	2,041,977
Invitation Homes, Inc.(a)	102,700	3,044,028
Iron Mountain, Inc.(a)	51,530	2,568,771
Kimco Realty Corp.	110,100	2,331,918
Mid-America Apartment Communities, Inc.	20,600	3,233,994
Prologis, Inc.	164,280	18,519,285
Public Storage	28,150	7,887,349
Realty Income Corp.(a)	111,600	7,078,788
Regency Centers Corp.	27,400	1,712,500
SBA Communications Corp.	19,130	5,362,330
Simon Property Group, Inc.	58,011	6,815,132
UDR, Inc.	54,100	2,095,293
Ventas, Inc.	70,604	3,180,710
VICI Properties, Inc.(a)	170,600	5,527,440
Vornado Realty Trust(a)	28,057	583,866
Welltower, Inc.	84,100	5,512,755
Weyerhaeuser Co.	131,430	4,074,330

		150,451,453

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	78,752	35,950,288
Kroger Co. (The)	115,800	5,162,364
Sysco Corp.(a)	89,900	6,872,855

	Shares	Value

COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
Walgreens Boots Alliance, Inc.(a)	127,700	$4,770,872
Walmart, Inc.	252,500	35,801,975

		88,558,354

Food Products — 1.2%
Archer-Daniels-Midland Co.	97,738	9,074,974
Campbell Soup Co.(a)	35,800	2,031,650
Conagra Brands, Inc.	85,000	3,289,500
General Mills, Inc.(a)	105,400	8,837,790
Hershey Co. (The)	26,200	6,067,134
Hormel Foods Corp.	51,200	2,332,160
J.M. Smucker Co. (The)	19,000	3,010,740
Kellogg Co.(a)	45,150	3,216,486
Kraft Heinz Co. (The)	140,937	5,737,545
Lamb Weston Holdings, Inc.	25,700	2,296,552
McCormick & Co., Inc.(a)	44,400	3,680,316
Mondelez International, Inc. (Class A Stock)	242,511	16,163,358
Tyson Foods, Inc. (Class A Stock)	51,600	3,212,100

		68,950,305

Gas Utilities — 0.0%
Atmos Energy Corp.	24,900	2,790,543

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	310,225	34,059,603
Align Technology, Inc.*	12,820	2,703,738
Baxter International, Inc.	89,700	4,572,009
Becton, Dickinson & Co.	50,799	12,918,186
Boston Scientific Corp.*	254,849	11,791,863
Cooper Cos., Inc. (The)	8,780	2,903,283
DENTSPLY SIRONA, Inc.	38,200	1,216,288
Dexcom, Inc.*	68,720	7,781,853
Edwards Lifesciences Corp.*	109,950	8,203,369
Hologic, Inc.*	44,250	3,310,342
IDEXX Laboratories, Inc.*	14,880	6,070,445
Intuitive Surgical, Inc.*	62,880	16,685,208
Medtronic PLC	236,528	18,382,956
ResMed, Inc.	26,100	5,432,193
STERIS PLC	17,700	3,269,013
Stryker Corp.	59,970	14,662,065
Teleflex, Inc.	8,350	2,084,411
Zimmer Biomet Holdings, Inc.	37,386	4,766,715

		160,813,540

Health Care Providers & Services — 3.6%
AmerisourceBergen Corp.	28,900	4,789,019
Cardinal Health, Inc.(a)	46,675	3,587,907
Centene Corp.*	101,168	8,296,788
Cigna Corp.	54,432	18,035,499
CVS Health Corp.	233,799	21,787,729
DaVita, Inc.*	9,900	739,233
Elevance Health, Inc.	42,500	21,801,225
HCA Healthcare, Inc.	37,700	9,046,492
Henry Schein, Inc.*(a)	24,300	1,940,841
Humana, Inc.	22,530	11,539,641
Laboratory Corp. of America Holdings	15,800	3,720,584
McKesson Corp.	25,207	9,455,650
Molina Healthcare, Inc.*	10,300	3,401,266

SEE NOTES TO FINANCIAL STATEMENTS.

A153

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Quest Diagnostics, Inc.(a)	20,300	$3,175,732
UnitedHealth Group, Inc.	166,230	88,131,821
Universal Health Services, Inc. (Class B Stock)	11,400	1,606,146

		211,055,573

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.*	6,900	13,905,432
Caesars Entertainment, Inc.*	37,600	1,564,160
Carnival Corp.*(a)	178,200	1,436,292
Chipotle Mexican Grill, Inc.*	4,915	6,819,513
Darden Restaurants, Inc.	21,900	3,029,427
Domino’s Pizza, Inc.	6,400	2,216,960
Expedia Group, Inc.*	26,700	2,338,920
Hilton Worldwide Holdings, Inc.	48,100	6,077,916
Las Vegas Sands Corp.*(a)	58,100	2,792,867
Marriott International, Inc. (Class A Stock)	47,873	7,127,811
McDonald’s Corp.	130,360	34,353,771
MGM Resorts International	57,700	1,934,681
Norwegian Cruise Line Holdings Ltd.*(a)	72,700	889,848
Royal Caribbean Cruises Ltd.*(a)	39,200	1,937,656
Starbucks Corp.	204,200	20,256,640
Wynn Resorts Ltd.*(a)	18,400	1,517,448
Yum! Brands, Inc.	50,400	6,455,232

		114,654,574

Household Durables — 0.3%
D.R. Horton, Inc.(a)	56,000	4,991,840
Garmin Ltd.	27,100	2,501,059
Lennar Corp. (Class A Stock)	45,100	4,081,550
Mohawk Industries, Inc.*	9,500	971,090
Newell Brands, Inc.(a)	65,749	859,997
NVR, Inc.*	530	2,444,667
PulteGroup, Inc.	40,585	1,847,835
Whirlpool Corp.(a)	9,667	1,367,494

		19,065,532

Household Products — 1.5%
Church & Dwight Co., Inc.(a)	43,400	3,498,474
Clorox Co. (The)(a)	22,000	3,087,260
Colgate-Palmolive Co.	148,100	11,668,799
Kimberly-Clark Corp.	60,038	8,150,158
Procter & Gamble Co. (The)	423,176	64,136,555

		90,541,246

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	118,000	3,393,680

Industrial Conglomerates — 0.9%
3M Co.	98,390	11,798,929
General Electric Co.	194,455	16,293,384
Honeywell International, Inc.	119,650	25,640,995

		53,733,308

Insurance — 2.4%
Aflac, Inc.	101,800	7,323,492
Allstate Corp. (The)	47,228	6,404,117

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
American International Group, Inc.	132,229	$8,362,162
Aon PLC (Class A Stock)	36,825	11,052,655
Arch Capital Group Ltd.*(a)	65,400	4,105,812
Arthur J. Gallagher & Co.	37,550	7,079,677
Assurant, Inc.	9,600	1,200,576
Brown & Brown, Inc.	41,400	2,358,558
Chubb Ltd.	74,130	16,353,078
Cincinnati Financial Corp.(a)	28,128	2,880,026
Everest Re Group Ltd.	7,100	2,352,017
Globe Life, Inc.	16,175	1,949,896
Hartford Financial Services Group, Inc. (The)	57,200	4,337,476
Lincoln National Corp.(a)	27,463	843,663
Loews Corp.	35,426	2,066,399
Marsh & McLennan Cos., Inc.	88,500	14,644,980
MetLife, Inc.	117,280	8,487,554
Principal Financial Group, Inc.	40,500	3,398,760
Progressive Corp. (The)	103,700	13,450,927
Prudential Financial, Inc.(a)	65,800	6,544,468
Travelers Cos., Inc. (The)	41,948	7,864,830
W.R. Berkley Corp.	36,100	2,619,777
Willis Towers Watson PLC(a)	19,300	4,720,394

		140,401,294

Interactive Media & Services — 3.9%
Alphabet, Inc. (Class A Stock)*	1,062,780	93,769,079
Alphabet, Inc. (Class C Stock)*	942,000	83,583,660
Match Group, Inc.*	50,400	2,091,096
Meta Platforms, Inc. (Class A Stock)*	400,120	48,150,441

		227,594,276

Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc.*	1,579,000	132,636,000
eBay, Inc.(a)	97,200	4,030,884
Etsy, Inc.*(a)	22,600	2,707,028

		139,373,912

IT Services — 4.3%
Accenture PLC (Class A Stock)	112,150	29,926,106
Akamai Technologies, Inc.*(a)	28,000	2,360,400
Automatic Data Processing, Inc.	73,810	17,630,257
Broadridge Financial Solutions, Inc.	21,000	2,816,730
Cognizant Technology Solutions Corp. (Class A Stock)	91,600	5,238,604
DXC Technology Co.*	40,650	1,077,225
EPAM Systems, Inc.*	10,140	3,323,284
Fidelity National Information Services, Inc.	105,600	7,164,960
Fiserv, Inc.*	113,200	11,441,124
FleetCor Technologies, Inc.*	13,300	2,442,944
Gartner, Inc.*	14,050	4,722,767
Global Payments, Inc.	48,113	4,778,583
International Business Machines Corp.(a)	160,925	22,672,723
Jack Henry & Associates, Inc.	12,950	2,273,502
Mastercard, Inc. (Class A Stock)	151,150	52,559,389
Paychex, Inc.	57,050	6,592,698
PayPal Holdings, Inc.*	202,800	14,443,416

SEE NOTES TO FINANCIAL STATEMENTS.

A154

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
VeriSign, Inc.*	16,500	$3,389,760
Visa, Inc. (Class A Stock)(a)	290,900	60,437,384

		255,291,856

Leisure Products — 0.0%
Hasbro, Inc.	22,950	1,400,179

Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	52,782	7,898,826
Bio-Rad Laboratories, Inc. (Class A Stock)*	3,860	1,623,091
Bio-Techne Corp.	28,120	2,330,586
Charles River Laboratories International, Inc.*	9,100	1,982,890
Danaher Corp.	116,600	30,947,972
Illumina, Inc.*	28,010	5,663,622
IQVIA Holdings, Inc.*	33,000	6,761,370
Mettler-Toledo International, Inc.*	3,970	5,738,437
PerkinElmer, Inc.	22,300	3,126,906
Thermo Fisher Scientific, Inc.	69,780	38,427,148
Waters Corp.*	10,550	3,614,219
West Pharmaceutical Services, Inc.	13,200	3,106,620

		111,221,687

Machinery — 1.8%
Caterpillar, Inc.	92,650	22,195,234
Cummins, Inc.(a)	25,050	6,069,364
Deere & Co.	48,850	20,944,926
Dover Corp.	25,000	3,385,250
Fortive Corp.	63,500	4,079,875
IDEX Corp.(a)	13,500	3,082,455
Illinois Tool Works, Inc.	49,775	10,965,432
Ingersoll Rand, Inc.	72,037	3,763,933
Nordson Corp.	9,600	2,282,112
Otis Worldwide Corp.	74,583	5,840,595
PACCAR, Inc.	61,928	6,129,014
Parker-Hannifin Corp.	22,887	6,660,117
Pentair PLC	28,907	1,300,237
Snap-on, Inc.(a)	9,550	2,182,080
Stanley Black & Decker, Inc.	26,135	1,963,261
Westinghouse Air Brake Technologies Corp.	32,212	3,215,080
Xylem, Inc.	32,000	3,538,240

		107,597,205

Media — 0.8%
Charter Communications, Inc. (Class A Stock)*(a)	19,150	6,493,765
Comcast Corp. (Class A Stock)	767,492	26,839,195
DISH Network Corp. (Class A Stock)*(a)	43,175	606,177
Fox Corp. (Class A Stock)	54,266	1,648,059
Fox Corp. (Class B Stock)	25,766	733,043
Interpublic Group of Cos., Inc. (The)(a)	69,162	2,303,786
News Corp. (Class A Stock)	67,925	1,236,235
News Corp. (Class B Stock)	21,400	394,616
Omnicom Group, Inc.(a)	36,700	2,993,619

	Shares	Value

COMMON STOCKS (continued)
Media (cont’d.)
Paramount Global (Class B Stock)(a)	89,366	$1,508,498

		44,756,993

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.(a)	254,312	9,663,856
Newmont Corp.	141,203	6,664,782
Nucor Corp.(a)	45,700	6,023,717
Steel Dynamics, Inc.	29,600	2,891,920

		25,244,275

Multiline Retail — 0.5%
Dollar General Corp.	40,100	9,874,625
Dollar Tree, Inc.*	37,347	5,282,359
Target Corp.	82,068	12,231,415

		27,388,399

Multi-Utilities — 0.9%
Ameren Corp.	45,700	4,063,644
CenterPoint Energy, Inc.	111,210	3,335,188
CMS Energy Corp.	51,700	3,274,161
Consolidated Edison, Inc.	63,200	6,023,592
Dominion Energy, Inc.	148,240	9,090,077
DTE Energy Co.	34,500	4,054,785
NiSource, Inc.	71,650	1,964,643
Public Service Enterprise Group, Inc.	88,600	5,428,522
Sempra Energy	55,954	8,647,131
WEC Energy Group, Inc.	56,176	5,267,062

		51,148,805

Oil, Gas & Consumable Fuels — 4.6%
APA Corp.	57,750	2,695,770
Chevron Corp.	316,559	56,819,175
ConocoPhillips	221,661	26,155,998
Coterra Energy, Inc.(a)	140,800	3,459,456
Devon Energy Corp.	115,900	7,129,009
Diamondback Energy, Inc.	31,500	4,308,570
EOG Resources, Inc.	104,500	13,534,840
EQT Corp.(a)	65,500	2,215,865
Exxon Mobil Corp.	732,704	80,817,251
Hess Corp.	49,375	7,002,362
Kinder Morgan, Inc.	350,843	6,343,241
Marathon Oil Corp.	112,994	3,058,748
Marathon Petroleum Corp.	83,387	9,705,413
Occidental Petroleum Corp.(a)	129,428	8,152,670
ONEOK, Inc.	79,540	5,225,778
Phillips 66	84,064	8,749,381
Pioneer Natural Resources Co.	42,400	9,683,736
Targa Resources Corp.	40,100	2,947,350
Valero Energy Corp.	68,600	8,702,596
Williams Cos., Inc. (The)	216,700	7,129,430

		273,836,639

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	41,200	10,222,132

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	378,390	27,225,160
Catalent, Inc.*	31,800	1,431,318

SEE NOTES TO FINANCIAL STATEMENTS.

A155

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Eli Lilly & Co.	140,300	$51,327,352
Johnson & Johnson	465,646	82,256,366
Merck & Co., Inc.	451,103	50,049,878
Organon & Co.	44,790	1,250,985
Pfizer, Inc.	998,623	51,169,443
Viatris, Inc.	213,994	2,381,753
Zoetis, Inc.	83,000	12,163,650

		279,255,905

Professional Services — 0.4%
CoStar Group, Inc.*	72,400	5,595,072
Equifax, Inc.	21,850	4,246,766
Jacobs Solutions, Inc.	22,800	2,737,596
Leidos Holdings, Inc.	24,350	2,561,376
Robert Half International, Inc.(a)	19,500	1,439,685
Verisk Analytics, Inc.	27,900	4,922,118

		21,502,613

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	56,200	4,325,152

Road & Rail — 0.9%
CSX Corp.	374,016	11,587,016
J.B. Hunt Transport Services, Inc.	14,800	2,580,528
Norfolk Southern Corp.	41,200	10,152,504
Old Dominion Freight Line, Inc.	16,100	4,568,858
Union Pacific Corp.	109,450	22,663,811

		51,552,717

Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc.*	286,895	18,582,189
Analog Devices, Inc.	91,494	15,007,761
Applied Materials, Inc.	153,100	14,908,878
Broadcom, Inc.	72,050	40,285,317
Enphase Energy, Inc.*	24,200	6,412,032
First Solar, Inc.*	17,700	2,651,283
Intel Corp.	734,200	19,404,906
KLA Corp.	25,200	9,501,156
Lam Research Corp.	24,300	10,213,290
Microchip Technology, Inc.	98,200	6,898,550
Micron Technology, Inc.(a)	193,400	9,666,132
Monolithic Power Systems, Inc.	7,900	2,793,519
NVIDIA Corp.	443,010	64,741,481
NXP Semiconductors NV (China)	46,100	7,285,183
ON Semiconductor Corp.*(a)	76,700	4,783,779
Qorvo, Inc.*	18,286	1,657,443
QUALCOMM, Inc.	199,450	21,927,533
Skyworks Solutions, Inc.	28,600	2,606,318
SolarEdge Technologies, Inc.*(a)	9,900	2,804,373
Teradyne, Inc.	27,700	2,419,595
Texas Instruments, Inc.	161,700	26,716,074

		291,266,792

Software — 8.1%
Adobe, Inc.*	82,695	27,829,348
ANSYS, Inc.*	15,400	3,720,486
Autodesk, Inc.*	38,570	7,207,576
Cadence Design Systems, Inc.*	48,800	7,839,232
Ceridian HCM Holding, Inc.*	27,100	1,738,465

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Fortinet, Inc.*	115,800	$5,661,462
Gen Digital, Inc.	103,211	2,211,812
Intuit, Inc.	50,060	19,484,353
Microsoft Corp.	1,326,380	318,092,452
Oracle Corp.	273,395	22,347,307
Paycom Software, Inc.*	8,600	2,668,666
PTC, Inc.*	18,600	2,232,744
Roper Technologies, Inc..	18,900	8,166,501
Salesforce, Inc.*	177,900	23,587,761
ServiceNow, Inc.*	35,990	13,973,837
Synopsys, Inc.*	27,200	8,684,688
Tyler Technologies, Inc.*	7,380	2,379,386

		477,826,076

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	10,860	1,596,746
AutoZone, Inc.*	3,380	8,335,688
Bath & Body Works, Inc.	40,396	1,702,288
Best Buy Co., Inc.(a)	35,725	2,865,502
CarMax, Inc.*(a)	28,500	1,735,365
Home Depot, Inc. (The)	182,069	57,508,314
Lowe’s Cos., Inc.	110,475	22,011,039
O’Reilly Automotive, Inc.*	11,140	9,402,494
Ross Stores, Inc.	61,700	7,161,519
TJX Cos., Inc. (The)	207,700	16,532,920
Tractor Supply Co.	19,800	4,454,406
Ulta Beauty, Inc.*	9,070	4,254,465

		137,560,746

Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc.	2,660,720	345,707,350
Hewlett Packard Enterprise Co.	228,166	3,641,529
HP, Inc.	157,466	4,231,111
NetApp, Inc.	39,100	2,348,346
Seagate Technology Holdings PLC(a)	34,150	1,796,632
Western Digital Corp.*	56,568	1,784,720

		359,509,688

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc. (Class B Stock)	224,100	26,221,941
Ralph Lauren Corp.(a)	7,600	803,092
Tapestry, Inc.	42,900	1,633,632
VF Corp.(a)	58,444	1,613,639

		30,272,304

Tobacco — 0.7%
Altria Group, Inc.	318,600	14,563,206
Philip Morris International, Inc.	275,800	27,913,718

		42,476,924

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	101,700	4,812,444
United Rentals, Inc.*(a)	12,440	4,421,425
W.W. Grainger, Inc.(a)	8,020	4,461,125

		13,694,994

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	32,350	4,930,787

SEE NOTES TO FINANCIAL STATEMENTS.

A156

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.*	106,500	$14,910,000

TOTAL COMMON STOCKS (cost $1,638,254,471)		5,717,974,509

EXCHANGE-TRADED FUNDS — 1.1%
iShares Core S&P 500 ETF	126,000	48,410,460
SPDR S&P 500 ETF Trust(a)	34,400	13,155,592

TOTAL EXCHANGE-TRADED FUNDS (cost $55,628,325)		61,566,052

	Units

RIGHTS* — 0.0%
Health Care Equipment & Supplies
ABIOMED, Inc., expiring 12/31/23^	8,200	1

(cost $0)
TOTAL LONG-TERM INVESTMENTS (cost $1,693,882,796)		5,779,540,562

	Shares

SHORT-TERM INVESTMENTS — 7.1%
AFFILIATED MUTUAL FUNDS — 7.0%
PGIM Core Ultra Short Bond Fund(wa)	112,606,360	112,606,360
PGIM Institutional Money Market Fund (cost $298,740,945; includes $297,570,971 of cash collateral for securities on loan)(b)(wa)	299,157,683	299,008,104

TOTAL AFFILIATED MUTUAL FUNDS (cost $411,347,305)		411,614,464

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
4.271%	03/16/23	8,400	8,328,739

(cost $8,327,048)

TOTAL SHORT-TERM INVESTMENTS (cost $419,674,353)			419,943,203

TOTAL INVESTMENTS—105.0% (cost $2,113,557,149)			6,199,483,765
Liabilities in excess of other assets(z) — (5.0)%			(294,542,862)

NET ASSETS — 100.0%			$5,904,940,903

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $289,986,377; cash collateral of $297,570,971 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
624	S&P 500 E-Mini Index	Mar. 2023	$120,463,200	$(3,250,719)

SEE NOTES TO FINANCIAL STATEMENTS.

A157

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS	$—	$8,328,739

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$109,274,605	$—	$—
Air Freight & Logistics	34,830,760	—	—
Airlines	11,824,274	—	—
Auto Components	6,135,327	—	—
Automobiles	75,500,725	—	—
Banks	219,195,378	—	—
Beverages	110,831,905	—	—
Biotechnology	141,921,736	—	—
Building Products	25,709,276	—	—
Capital Markets	179,112,204	—	—
Chemicals	107,377,580	—	—
Commercial Services & Supplies	28,178,825	—	—
Communications Equipment	51,175,195	—	—
Construction & Engineering	3,619,500	—	—
Construction Materials	7,935,371	—	—
Consumer Finance	29,364,097	—	—
Containers & Packaging	15,891,061	—	—
Distributors	8,963,547	—	—
Diversified Financial Services	99,036,429	—	—
Diversified Telecommunication Services	53,662,870	—	—
Electric Utilities	119,624,649	—	—
Electrical Equipment	33,288,094	—	—
Electronic Equipment, Instruments & Components	36,507,893	—	—
Energy Equipment & Services	25,134,098	—	—
Entertainment	75,308,652	—	—
Equity Real Estate Investment Trusts (REITs)	150,451,453	—	—
Food & Staples Retailing	88,558,354	—	—
Food Products	68,950,305	—	—
Gas Utilities	2,790,543	—	—
Health Care Equipment & Supplies	160,813,540	—	—
Health Care Providers & Services	211,055,573	—	—
Hotels, Restaurants & Leisure	114,654,574	—	—
Household Durables	19,065,532	—	—
Household Products	90,541,246	—	—
Independent Power & Renewable Electricity Producers	3,393,680	—	—
Industrial Conglomerates	53,733,308	—	—
Insurance	140,401,294	—	—
Interactive Media & Services	227,594,276	—	—
Internet & Direct Marketing Retail	139,373,912	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A158

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
IT Services	$255,291,856	$—	$—
Leisure Products	1,400,179	—	—
Life Sciences Tools & Services	111,221,687	—	—
Machinery	107,597,205	—	—
Media	44,756,993	—	—
Metals & Mining	25,244,275	—	—
Multiline Retail	27,388,399	—	—
Multi-Utilities	51,148,805	—	—
Oil, Gas & Consumable Fuels	273,836,639	—	—
Personal Products	10,222,132	—	—
Pharmaceuticals	279,255,905	—	—
Professional Services	21,502,613	—	—
Real Estate Management & Development	4,325,152	—	—
Road & Rail	51,552,717	—	—
Semiconductors & Semiconductor Equipment	291,266,792	—	—
Software	477,826,076	—	—
Specialty Retail	137,560,746	—	—
Technology Hardware, Storage & Peripherals	359,509,688	—	—
Textiles, Apparel & Luxury Goods	30,272,304	—	—
Tobacco	42,476,924	—	—
Trading Companies & Distributors	13,694,994	—	—
Water Utilities	4,930,787	—	—
Wireless Telecommunication Services	14,910,000	—	—
Exchange-Traded Funds	61,566,052	—	—
Rights
Health Care Equipment & Supplies	—	—	1
Short-Term Investments
Affiliated Mutual Funds	411,614,464	—	—
U.S. Treasury Obligation	—	8,328,739	—

Total	$6,191,155,025	$8,328,739	$1

Other Financial Instruments*
Liabilities
Futures Contracts	$(3,250,719)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Software	8.1%
Affiliated Mutual Funds (5.0% represents investments purchased with collateral from securities on loan)	7.0
Technology Hardware, Storage & Peripherals	6.1
Semiconductors & Semiconductor Equipment	4.9
Pharmaceuticals	4.7
Oil, Gas & Consumable Fuels	4.6
IT Services	4.3
Interactive Media & Services	3.9
Banks	3.7
Health Care Providers & Services	3.6
Capital Markets	3.0
Health Care Equipment & Supplies	2.7
Equity Real Estate Investment Trusts (REITs)	2.5

Biotechnology	2.4%
Insurance	2.4
Internet & Direct Marketing Retail	2.4
Specialty Retail	2.3
Electric Utilities	2.0
Hotels, Restaurants & Leisure	1.9
Life Sciences Tools & Services	1.9
Beverages	1.9
Aerospace & Defense	1.8
Machinery	1.8
Chemicals	1.8
Diversified Financial Services	1.7
Household Products	1.5
Food & Staples Retailing	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

A159

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Automobiles	1.3%
Entertainment	1.3
Food Products	1.2
Exchange-Traded Funds	1.1
Industrial Conglomerates	0.9
Diversified Telecommunication Services	0.9
Road & Rail	0.9
Communications Equipment	0.9
Multi-Utilities	0.9
Media	0.8
Tobacco	0.7
Electronic Equipment, Instruments & Components	0.6
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Textiles, Apparel & Luxury Goods	0.5
Consumer Finance	0.5
Commercial Services & Supplies	0.5
Multiline Retail	0.5
Building Products	0.4
Metals & Mining	0.4
Energy Equipment & Services	0.4
Professional Services	0.4

Household Durables	0.3%
Containers & Packaging	0.3
Wireless Telecommunication Services	0.3
Trading Companies & Distributors	0.2
Airlines	0.2
Personal Products	0.2
Distributors	0.1
U.S. Treasury Obligation	0.1
Construction Materials	0.1
Auto Components	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Construction & Engineering	0.1
Independent Power & Renewable Electricity Producers	0.1
Gas Utilities	0.0 *
Leisure Products	0.0 *

105.0
Liabilities in excess of other assets	(5.0)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$3,250,719	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(23,176,239)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(5,075,629)

SEE NOTES TO FINANCIAL STATEMENTS.

A160

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$124,876,265

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$289,986,377	$(289,986,377)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A161

PSF STOCK INDEX PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $289,986,377:
Unaffiliated investments (cost $1,702,209,844)	$5,787,869,301
Affiliated investments (cost $411,347,305)	411,614,464
Cash	35
Dividends receivable	5,028,057
Receivable for Portfolio shares sold	1,038,377
Tax reclaim receivable	597,585
Prepaid expenses	663,872

Total Assets	6,206,811,691

LIABILITIES
Payable to broker for collateral for securities on loan	297,570,971
Management fee payable	1,448,989
Accrued expenses and other liabilities	1,273,427
Payable for investments purchased	762,856
Payable for Portfolio shares purchased	469,078
Due to broker-variation margin futures	335,400
Distribution fee payable	5,347
Trustees’ fees payable	3,740
Affiliated transfer agent fee payable	980

Total Liabilities	301,870,788

NET ASSETS	$5,904,940,903

Net assets were comprised of:
Partners’ Equity	$5,904,940,903

Class I:
Net asset value and redemption price per share, $5,880,114,251 / 64,031,621 outstanding shares of beneficial interest	$91.83

Class III:
Net asset value and redemption price per share, $24,826,652 / 271,485 outstanding shares of beneficial interest.	$91.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $9,170 foreign withholding tax)	$98,609,623
Affiliated dividend income	1,987,699
Income from securities lending, net (including affiliated income of $485,564)	540,369
Interest income	80,081

Total income	101,217,772

EXPENSES
Management fee	17,684,332
Distribution fee—Class III	53,341
Custodian and accounting fees	326,358
Trustees’ fees	106,160
Legal fees and expenses	55,678
Shareholders’ reports	52,374
Audit fee	30,300
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	115,093

Total expenses	18,434,318

NET INVESTMENT INCOME (LOSS)	82,783,454

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(14,541))	35,423,247
Futures transactions	(23,176,239)

12,247,008

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $129,763)	(1,418,658,293)
Futures.	(5,075,629)

(1,423,733,922)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS.	(1,411,486,914)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,328,703,460)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$82,783,454	$67,998,064
Net realized gain (loss) on investment transactions	12,247,008	80,159,789
Net change in unrealized appreciation (depreciation) on investments	(1,423,733,922)	1,443,977,584

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,328,703,460)	1,592,135,437

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	236,760,993	325,130,065
Portfolio shares purchased	(264,281,273)	(276,298,925)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(27,520,280)	48,831,140

TOTAL INCREASE (DECREASE)	(1,356,223,740)	1,640,966,577
NET ASSETS:
Beginning of year	7,261,164,643	5,620,198,066

End of year	$5,904,940,903	$7,261,164,643

SEE NOTES TO FINANCIAL STATEMENTS.

A162

PSF STOCK INDEX PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$112.45	$87.66	$74.24	$56.64	$59.38

Income (Loss) From Investment Operations:
Net investment income (loss)	1.29	1.06	1.12	1.12	1.00
Net realized and unrealized gain (loss) on investment transactions	(21.91)	23.73	12.30	16.48	(3.74)

Total from investment operations	(20.62)	24.79	13.42	17.60	(2.74)

Net Asset Value, end of year	$91.83	$112.45	$87.66	$74.24	$56.64

Total Return(b)	(18.34)%	28.28%	18.08%	31.07%	(4.61)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,880	$7,244	$5,620	$4,757	$3,672
Average net assets (in millions)	$6,252	$6,427	$4,802	$4,298	$4,051
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.31%	0.31%	0.31%
Expenses before waivers and/or expense reimbursement	0.29%	0.29%	0.31%	0.31%	0.31%
Net investment income (loss)	1.32%	1.06%	1.50%	1.69%	1.63%
Portfolio turnover rate(d)	3%	2%	4%	3%	4%

Class III
	Year Ended December 31, 2022	April 26, 2021(e) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$112.26	$97.90

Income (Loss) From Investment Operations:
Net investment income (loss)	1.06	0.54
Net realized and unrealized gain (loss) on investment transactions	(21.87)	13.82

Total from investment operations	(20.81)	14.36

Net Asset Value, end of period	$91.45	$112.26

Total Return(b)	(18.54)%	14.67%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$25	$17
Average net assets (in millions)	$21	$7
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.54%	0.54	%(f)
Expenses before waivers and/or expense reimbursement	0.54%	0.54	%(f)
Net investment income (loss)	1.09%	0.74	%(f)
Portfolio turnover rate(d)	3%	2%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Commencement of offering.
(f)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A163

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

1. Organization

The Prudential Series Fund (“Series Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is currently composed of 17 Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains to the 8 Portfolios listed below together with their investment objectives. Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
PSF Global Portfolio	Long-term growth of capital.
PSF PGIM 50/50 Balanced Portfolio	Total investment return consistent with a conservatively managed diversified portfolio.
PSF PGIM Flexible Managed Portfolio	Total return consistent with an aggressively managed diversified portfolio.
PSF PGIM Government Income Portfolio	High level of income over the long-term consistent with the preservation of capital.
PSF PGIM Government Money Market Portfolio	Maximum current income consistent with the stability of capital and maintenance of liquidity.
PSF PGIM Jennison Blend Portfolio	Long-term growth of capital.
PSF PGIM Total Return Bond Portfolio	High level of income over a longer term while providing reasonable safety of capital.
PSF Stock Index Portfolio	Achieve investment results that generally correspond to the performance of publicly traded common stocks.

2. Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Series Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Series Fund’s Board of Trustees (the “Board”) has approved the

B1

Portfolios’ valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

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OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the

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contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. Across currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. Certain Portfolios entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another

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instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs.As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course

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of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Series Fund, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Series Fund, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are

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presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/ insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: Certain Portfolios held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Portfolios until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain fixed income Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected

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in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Government Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Series Fund, on behalf of the Portfolios, has entered into manager agreements with the Manager which provide that the Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory

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fees are paid by the Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
PSF Global Portfolio	LSV Asset Management (“LSV”); PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) (a wholly-owned subsidiary of PGIM, Inc.); T. Rowe Price Associates, Inc. (“T. Rowe”) & William Blair & Co. LLC (“William Blair”); Effective April 23, 2022, Massachusetts Financial Services, Inc. (“MFS”); Until April 22, 2022, Brown Advisory LLC (“Brown”)
PSF PGIM 50/50 Balanced Portfolio	PGIM Fixed Income (“PFI”) (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM) & PGIM Quantitative Solutions (a wholly-owned subsidiary of PGIM, Inc.)
PSF PGIM Flexible Managed Portfolio	PFI; PGIM Limited (an indirect, wholly-owned subsidiary of PGIM) & PGIM Quantitative Solutions (a wholly-owned subsidiary of PGIM, Inc.)
PSF PGIM Government Income Portfolio	PFI
PSF PGIM Government Money Market Portfolio	PFI
PSF PGIM Jennison Blend Portfolio	Jennison
PSF PGIM Total Return Bond Portfolio	PFI & PGIM Limited (an indirect, wholly-owned subsidiary of PGIM)
PSF Stock Index Portfolio	PGIM Quantitative Solutions (a wholly-owned subsidiary of PGIM, Inc.)

The management fee paid to the Manager is accrued daily and payable monthly, using the value of each Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
PSF Global Portfolio	0.75%	0.71	%*
PSF PGIM 50/50 Balanced Portfolio	0.55	0.55
PSF PGIM Flexible Managed Portfolio	0.60	0.60
PSF PGIM Government Income Portfolio	0.40	0.40
PSF PGIM Government Money Market Portfolio	0.30	0.25	**
PSF PGIM Jennison Blend Portfolio	0.45	0.45
PSF PGIM Total Return Bond Portfolio	0.40	0.40
PSF Stock Index Portfolio	0.30% up to $4 billion
	0.25% over $4 billion	0.28

*

The Manager has contractually agreed, through June 30, 2022, to waive a portion of its management fee equal to an annual rate of 0.0363% of the average daily net assets of the Portfolio. Effective April 23, 2022, the Manager has contractually agreed to waive an additional 0.012% of its investment management fee through June 30, 2023. Effective July 1, 2022, the Manager has contractually agreed to waive 0.0345% of its investment management fee through June 30, 2023.

**

The Manager has voluntarily agreed to limit the management fee of the Government Money Market Portfolio such that the 1-day yield of the Portfolio, excluding realized gain (loss) on investment transactions, does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Manager at any time without notice. During the year ended December 31, 2022, the Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $503,441, 0.05% of the Government Money Market Portfolio’s average daily net assets.

The Series Fund, on behalf of the Portfolios, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class II and Class III shares of the Portfolios. The Portfolios compensate PIMS for distributing and servicing the Portfolios’ Class II and Class III shares pursuant to a plan of distribution (the “Class II Plan” and “Class III Plan”, together, the Plans), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolios. Pursuant to the Plans, the Class II and Class III shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II and Class III shares. In order to support the Portfolio’s income yield, PIMS has voluntarily undertaken to waive the distribution and service (12b-1) fees of the Government Money Market Portfolio Class III shares, respectively, such that the 1-day income yield (excluding capital gain (loss)) does not fall below 0.00%.

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The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolios. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

The Series Fund, on behalf of the Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2022, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
PSF Global Portfolio	$27,741
PSF PGIM Jennison Blend Portfolio	66,041

PIMS, PGIM Investments, PGIM, Inc., PGIM Limited, PGIM Quantitative Solutions and Jennison are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, certain Portfolios changed their overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2022, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
PSF Global Portfolio	$418,113	$—	$—

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Series Fund’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign

B10

tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments
PSF Global Portfolio	$183,783
PSF PGIM 50/50 Balanced Portfolio	21,630
PSF PGIM Flexible Managed Portfolio	28,259
PSF PGIM Jennison Blend Portfolio	17,374

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments
PSF Global Portfolio	$227,965
PSF PGIM 50/50 Balanced Portfolio	14,710
PSF PGIM Flexible Managed Portfolio	19,572
PSF PGIM Jennison Blend Portfolio	103,367

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2022, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
PSF Global Portfolio	$645,396,136	$675,884,028
PSF PGIM 50/50 Balanced Portfolio	2,054,660,129	2,088,413,889
PSF PGIM Flexible Managed Portfolio	5,475,563,822	5,669,795,161
PSF PGIM Government Income Portfolio	241,145,642	225,217,474
PSF PGIM Government Money Market Portfolio	—	—
PSF PGIM Jennison Blend Portfolio	1,087,549,582	1,347,018,010
PSF PGIM Total Return Bond Portfolio	2,164,002,984	2,108,649,804
PSF Stock Index Portfolio	237,266,448	178,665,288

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2022, is presented as follows:

PSF Global Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$33,642,687	$183,409,545	$196,229,395	$ —	$ —	$20,822,837	20,822,837	$333,216

B11

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$17,773,029	$424,263,596	$395,546,798	$15,218	$6,949	$46,511,994	46,535,263	$ 74,071(2)

$51,415,716	$607,673,141	$591,776,193	$15,218	$6,949	$67,334,831		$407,287

PSF PGIM 50/50 Balanced Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$363,398,511	$452,246,254	$549,653,174	$ —	$ —	$265,991,591	265,991,591	$6,119,960

PGIM Institutional Money Market Fund(1)(b)(wa)
35,533,049	365,343,978	354,753,306	5,262	16,548	46,145,531	46,168,616	77,097(2)

$398,931,560	$817,590,232	$904,406,480	$5,262	$16,548	$312,137,122		$6,197,057

PSF PGIM Flexible Managed Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$303,840,636	$923,263,159	$989,280,094	$ —	$ —	$237,823,701	237,823,701	$6,847,036

PGIM Institutional Money Market Fund(1)(b)(wa)
45,515,856	516,567,118	502,165,246	23,713	7,556	59,948,997	59,978,986	87,538(2)

$349,356,492	$1,439,830,277	$1,491,445,340	$23,713	$7,556	$297,772,698		$6,934,574

PSF PGIM Government Income Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$7,919,849	$83,451,125	$85,068,825	$—	$ —	$6,302,149	6,302,149	$127,982

PGIM Institutional Money Market Fund(1)(b)(wa)
—	14,449,266	14,446,362	—	(2,904)	—	—	802(2)

$7,919,849	$97,900,391	$99,515,187	$—	$(2,904)	$6,302,149		$128,784

PSF PGIM Jennison Blend Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 96,848,898	$ 621,325,549	$ 637,611,785	$ —	$ —	$ 80,562,662	80,562,662	$1,267,466

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$124,217,579	$1,187,900,869	$1,228,387,171	$(35,063)	$74,496	$ 83,770,710	83,812,616	$ 151,316(2)

$221,066,477	$1,809,226,418	$1,865,998,956	$(35,063)	$74,496	$164,333,372		$1,418,782

PSF PGIM Total Return Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$10,819,602	$315,484,944	$200,112,555	$ —	$ —	$126,191,991	126,191,991	$1,623,023

PGIM Institutional Money Market Fund(1)(b)(wa)
38,615,550	150,073,158	169,083,363	7,911	(4,495)	19,608,761	19,618,570	65,983(2)

$49,435,152	$465,558,102	$369,195,918	$7,911	$(4,495)	$145,800,752		$1,689,006

PSF Stock Index Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$144,567,480	$ 248,377,640	$ 280,338,760	$ —	$ —	$112,606,360	112,606,360	$1,987,699

PGIM Institutional Money Market Fund(1)(b)(wa)
255,115,214	3,225,521,344	3,181,743,676	129,763	(14,541)	299,008,104	299,157,683	485,564(2)

$399,682,694	$3,473,898,984	$3,462,082,436	$129,763	$(14,541)	$411,614,464		$2,473,263

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2022 are subject to such review.

B13

7. Borrowings

The Series Fund, on behalf of the Portfolios, (excluding the PSF PGIM Government Money Market Portfolio), along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the year ended December 31, 2022.

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios. The Portfolios offer Class I shares and certain Portfolios offer Class II and/or Class III shares. All share classes are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I and Class III shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Portfolios through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Portfolios to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

As of December 31, 2022, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
PSF Global Portfolio–Class I	25,723,941	100.0%
PSF Global Portfolio–Class III	13,643	100.0
PSF PGIM 50/50 Balanced Portfolio–Class I	68,905,541	100.0
PSF PGIM 50/50 Balanced Portfolio–Class III	199,138	100.0
PSF PGIM Flexible Managed Portfolio–Class I	106,060,061	100.0
PSF PGIM Flexible Managed Portfolio–Class III	98,314	100.0
PSF PGIM Government Income Portfolio–Class I	14,916,984	100.0
PSF PGIM Government Income Portfolio–Class III	247,239	100.0
PSF PGIM Government Money Market Portfolio–Class I	80,131,515	99.8
PSF PGIM Government Money Market Portfolio–Class III	11,837,499	82.9
PSF PGIM Jennison Blend Portfolio–Class I	61,013,653	100.0

B14

Portfolio	Number of Shares	Percentage of Outstanding Shares
PSF PGIM Jennison Blend Portfolio–Class III	12,355	100.0%
PSF PGIM Total Return Bond Portfolio–Class I	80,501,397	99.0
PSF PGIM Total Return Bond Portfolio–Class III	698,669	100.0
PSF Stock Index Portfolio–Class I	64,031,621	100.0
PSF Stock Index Portfolio–Class III	271,485	100.0

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PSF Global Portfolio	2	97.5%
PSF PGIM 50/50 Balanced Portfolio	3	100.0
PSF PGIM Flexible Managed Portfolio	3	100.0
PSF PGIM Government Income Portfolio	2	97.6
PSF PGIM Government Money Market Portfolio	3	97.4
PSF PGIM Jennison Blend Portfolio	3	99.9
PSF PGIM Total Return Bond Portfolio	3	99.0
PSF Stock Index Portfolio	3	100.0
Unaffiliated:
PSF Global Portfolio	—	—
PSF PGIM 50/50 Balanced Portfolio	—	—
PSF PGIM Flexible Managed Portfolio	—	—
PSF PGIM Government Income Portfolio	—	—
PSF PGIM Government Money Market Portfolio	—	—
PSF PGIM Jennison Blend Portfolio	—	—
PSF PGIM Total Return Bond Portfolio	—	—
PSF Stock Index Portfolio	—	—

Transactions in shares of beneficial interest of the Portfolios were as follows:

PSF Global Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	336,385	$16,450,500
Portfolio shares purchased	(1,339,154)	(65,018,053)
Net increase (decrease) in shares outstanding	(1,002,769)	$(48,567,553)

Year ended December 31, 2021:
Portfolio shares sold	331,454	$17,649,681
Portfolio shares purchased	(2,257,822)	(119,301,279)
Net increase (decrease) in shares outstanding	(1,926,368)	$(101,651,598)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	11,248	$580,484
Portfolio shares purchased	(902)	(44,856)
Net increase (decrease) in shares outstanding	10,346	$535,628

B15

Share Class	Shares	Amount

Period ended December 31, 2021*:
Portfolio shares sold	3,343	$183,467
Portfolio shares purchased	(46)	(2,584)
Net increase (decrease) in shares outstanding	3,297	$180,883

*	Commencement of offering was April 26, 2021.

PSF PGIM 50/50 Balanced Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	445,937	$15,943,792
Portfolio shares purchased	(4,558,075)	(162,015,739)
Net increase (decrease) in shares outstanding	(4,112,138)	$(146,071,947)

Year ended December 31, 2021:
Portfolio shares sold	382,552	$14,110,839
Portfolio shares purchased	(4,825,082)	(179,267,581)
Net increase (decrease) in shares outstanding	(4,442,530)	$(165,156,742)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	161,137	$5,763,660
Portfolio shares purchased	(29,273)	(1,011,431)
Net increase (decrease) in shares outstanding	131,864	$4,752,229

Period ended December 31, 2021*:
Portfolio shares sold	67,888	$2,606,087
Portfolio shares purchased	(614)	(23,805)
Net increase (decrease) in shares outstanding	67,274	$2,582,282

*	Commencement of offering was April 26, 2021.

PSF PGIM Flexible Managed Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	123,754	$4,832,257
Portfolio shares purchased	(6,614,469)	(262,771,618)
Net increase (decrease) in shares outstanding	(6,490,715)	$(257,939,361)

Year ended December 31, 2021:
Portfolio shares sold	205,431	$8,283,511
Portfolio shares purchased	(6,737,839)	(277,035,778)
Net increase (decrease) in shares outstanding	(6,532,408)	$(268,752,267)

B16

Share Class	Shares	Amount

Class III:
Year ended December 31, 2022:
Portfolio shares sold	59,627	$2,386,122
Portfolio shares purchased	(6,888)	(262,150)
Net increase (decrease) in shares outstanding	52,739	$2,123,972

Period ended December 31, 2021*:
Portfolio shares sold	46,517	$1,981,439
Portfolio shares purchased	(942)	(40,576)
Net increase (decrease) in shares outstanding	45,575	$1,940,863

*	Commencement of offering was April 26, 2021.

PSF PGIM Government Income Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	600,611	$7,713,914
Portfolio shares purchased	(1,559,673)	(19,917,289)
Net increase (decrease) in shares outstanding	(959,062)	$(12,203,375)

Year ended December 31, 2021:
Portfolio shares sold	241,234	$3,421,573
Portfolio shares purchased	(1,340,149)	(19,017,186)
Net increase (decrease) in shares outstanding	(1,098,915)	$(15,595,613)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	318,123	$4,033,440
Portfolio shares purchased	(94,133)	(1,187,152)
Net increase (decrease) in shares outstanding	223,990	$2,846,288

Period ended December 31, 2021*:
Portfolio shares sold	25,257	$358,644
Portfolio shares purchased	(2,008)	(28,305)
Net increase (decrease) in shares outstanding	23,249	$330,339

*	Commencement of offering was April 26, 2021.

PSF PGIM Government Money Market Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	66,612,704	$666,127,047
Shares issued in reinvestment of dividends and distributions	1,072,731	10,727,306
Portfolio shares purchased	(59,910,156)	(599,101,563)
Net increase (decrease) in shares outstanding	7,775,279	$77,752,790

B17

Share Class	Shares	Amount

Year ended December 31, 2021:
Portfolio shares sold	81,112,748	$811,127,478
Shares issued in reinvestment of dividends and distributions	33,163	331,630
Portfolio shares purchased	(87,878,545)	(878,785,449)
Net increase (decrease) in shares outstanding	(6,732,634)	$(67,326,341)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	23,042,614	$230,426,139
Shares issued in reinvestment of dividends and distributions	168,048	1,680,477
Portfolio shares purchased	(23,338,502)	(233,385,015)
Net increase (decrease) in shares outstanding	(127,840)	$(1,278,399)

Year ended December 31, 2021:
Portfolio shares sold	30,778,884	$307,788,840
Shares issued in reinvestment of dividends and distributions	5,015	50,145
Portfolio shares purchased	(22,945,609)	(229,456,084)
Net increase (decrease) in shares outstanding	7,838,290	$78,382,901

PSF PGIM Jennison Blend Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	38,022	$3,051,537
Portfolio shares purchased	(4,057,480)	(325,457,261)
Net increase (decrease) in shares outstanding	(4,019,458)	$(322,405,724)

Year ended December 31, 2021:
Portfolio shares sold	90,980	$8,234,342
Portfolio shares purchased	(4,653,123)	(419,514,499)
Net increase (decrease) in shares outstanding	(4,562,143)	$(411,280,157)

Class II:
Year ended December 31, 2022:
Portfolio shares sold	1	$33
Portfolio shares purchased	(1,559)	(129,611)
Net increase (decrease) in shares outstanding	(1,558)	$(129,578)

Year ended December 31, 2021:
Portfolio shares sold	61	$5,684
Portfolio shares purchased	(789)	(70,000)
Net increase (decrease) in shares outstanding	(728)	$(64,316)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	7,025	$592,833
Portfolio shares purchased	(1,204)	(98,337)
Net increase (decrease) in shares outstanding	5,821	$494,496

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Share Class	Shares	Amount

Period ended December 31, 2021*:
Portfolio shares sold	6,859	$653,908
Portfolio shares purchased	(325)	(31,592)
Net increase (decrease) in shares outstanding	6,534	$622,316

* Commencement of offering was April 26, 2021.

PSF PGIM Total Return Bond Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	2,801,953	$39,029,329
Shares issued in merger	3,070,515	46,303,369
Portfolio shares purchased	(7,389,182)	(105,005,255)
Net increase (decrease) in shares outstanding	(1,516,714)	$(19,672,557)

Year ended December 31, 2021:
Portfolio shares sold	6,877,466	$106,051,566
Portfolio shares purchased	(5,936,458)	(92,126,262)
Net increase (decrease) in shares outstanding	941,008	$13,925,304

Class III:
Year ended December 31, 2022:
Portfolio shares sold	437,500	$6,216,910
Portfolio shares purchased	(89,681)	(1,281,404)
Net increase (decrease) in shares outstanding	347,819	$4,935,506

Period ended December 31, 2021*:
Portfolio shares sold	362,146	$5,648,820
Portfolio shares purchased	(11,296)	(176,793)
Net increase (decrease) in shares outstanding	350,850	$5,472,027

*	Commencement of offering was April 26, 2021.

PSF Stock Index Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	2,300,141	$223,761,311
Portfolio shares purchased	(2,691,850)	(263,312,022)
Net increase (decrease) in shares outstanding	(391,709)	$(39,550,711)

Year ended December 31, 2021:
Portfolio shares sold	3,091,067	$309,426,880
Portfolio shares purchased	(2,782,213)	(276,133,548)
Net increase (decrease) in shares outstanding	308,854	$33,293,332

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Share Class	Shares	Amount

Class III:
Year ended December 31, 2022:
Portfolio shares sold	132,110	$12,999,682
Portfolio shares purchased	(9,996)	(969,251)
Net increase (decrease) in shares outstanding	122,114	$12,030,431

Period ended December 31, 2021*:
Portfolio shares sold	150,911	$15,703,185
Portfolio shares purchased	(1,540)	(165,377)
Net increase (decrease) in shares outstanding	149,371	$15,537,808

*	Commencement of offering was April 26, 2021.

9. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	PSF Global Portfolio	PSF PGIM 50/50 Balanced Portfolio	PSF PGIM Flexible Managed Portfolio	PSF PGIM Government Income Portfolio
Adjustable and Floating-Rate Securities	–	–	–	–
Asset-Backed and/or Mortgage-Backed Securities	–	X	X	X
Bank Loan Investments	–	–	–	–
Blend Style	–	X	X	–
Covenant-Lite	–	–	–	–
Credit	–	–	–	–
Derivatives	X	X	X	X
Economic and Market Events	X	X	X	X
Emerging Markets	–	–	–	–
Equity Securities	X	X	X	–
Expense	X	–	X	X
Fixed Income Securities	–	X	X	X
Focus	X	–	–	–
Foreign Investment	X	X	X	–
High Yield	–	X	X	–
Index Tracking	–	X	X	–
Interest Rate	–	–	–	–
Investment Style	X	–	–	–
Large Company	–	–	–	–
Liquidity and Valuation	X	X	X	X
Market and Management	X	X	X	X
Market Capitalization	–	–	–	–
Portfolio Turnover	–	X	X	X
Prepayment or Call	–	–	–	–
Quantitative Model	X	–	X	–
Real Estate	–	–	–	–
Regulatory	X	X	X	X
US Government Securities	–	–	X	X
Yield	–	–	–	–

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Risks	PSF PGIM Government Money Market Portfolio	PSF PGIM Jennison Blend Portfolio	PSF PGIM Total Return Bond Portfolio	PSF PGIM Stock Index Portfolio
Adjustable and Floating-Rate Securities	X	–	–	–
Asset-Backed and/or Mortgage-Backed Securities	–	–	X	–
Bank Loan Investments	–	–	X	–
Blend Style	–	X	–	–
Covenant-Lite	–	–	X	–
Credit	X	–	–	–
Derivatives	–	–	X	X
Economic and Market Events	X	X	X	X
Emerging Markets	–	–	–	–
Equity Securities	–	X	–	X
Expense	X	X	X	X
Fixed Income Securities	X	–	–	–
Focus	–	–	X	–
Foreign Investment	–	X	X	–
High Yield	–	–	X	–
Index Tracking	–	–	–	X
Interest Rate	X	–	–	–
Investment Style	–	–	–	–
Large Company	–	–	–	X
Liquidity and Valuation	–	–	X	X
Market and Management	X	X	X	X
Market Capitalization	–	X	–	–
Portfolio Turnover	–	–	–	–
Prepayment or Call	X	–	–	–
Quantitative Model	–	–	–	–
Real Estate	–	X	–	–
Regulatory	X	X	X	X
US Government Securities	–	–	–	–
Yield	X	–	–	–

Adjustable and Floating-Rate Securities Risk: The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Bank Loan Investments Risk: The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy, or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may

B21

be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio’s access to collateral, if any, may be limited by bankruptcy laws. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark have a notable impact on settlement performance and other mutual funds.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. In addition, it remains uncertain that governmental entities will intervene in response to market disturbances, and the effect of any such future intervention cannot be predicted.

Emerging Markets Risk: The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be

B22

expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Index Tracking Risk: The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower

B23

interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk.”

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, or events, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Prepayment or Call Risk: Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

B24

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

US Government Securities Risk: US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.

Yield Risk: The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

10. Reorganization

On September 20-22, 2021, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST BlackRock Corporate Bond Portfolio (“BlackRock Corporate Bond”), AST PIMCO Corporate Bond Portfolio (“PIMCO Corporate Bond”), AST Prudential Corporate Bond Portfolio (“Prudential Corporate Bond”), AST T. Rowe Price Corporate Bond Portfolio (“T. Rowe Price Corporate Bond”) and AST Western Asset Corporate Bond Portfolio (“Western Asset Corporate Bond”) (Merged Portfolios) for shares of PSF PGIM Total Return Bond Portfolio (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 10, 2022 and the reorganization took place at the close of business on February 11, 2022.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
BlackRock Corporate Bond	$ 9,114,989	$ 9,460,005
PIMCO Corporate Bond	9,915,524	10,205,114
Prudential Corporate Bond	11,176,973	11,586,726
T. Rowe Price Corporate Bond	7,744,789	8,003,316
Western Asset Corporate Bond	8,362,026	8,622,368

The purpose of the transaction was to combine six portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 11, 2022:

Merged Portfolios			Shares
BlackRock Corporate Bond			852,717
PIMCO Corporate Bond			928,846
Prudential Corporate Bond			1,080,646
T. Rowe Price Corporate Bond			759,459
Western Asset Corporate Bond			816,235
Acquiring Portfolio	Shares	Class	Value
PSF PGIM Total Return Bond	3,070,515	I	$46,303,369

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized (Depreciation) on Investments	Net Assets
BlackRock Corporate Bond	(345,016)	$9,021,658

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Merged Portfolios	Unrealized (Depreciation) on Investments	Net Assets
PIMCO Corporate Bond	(289,590)	9,673,003
Prudential Corporate Bond	(409,753)	11,257,526
T. Rowe Price Corporate Bond	(258,527)	7,896,705
Western Asset Corporate Bond	(260,342)	8,454,477
Acquiring Portfolio	Class	Net Assets
PSF PGIM Total Return Bond	I	$1,244,085,296
	III	6,070,733

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
PSF PGIM Total Return Bond	$37,808,164	$(234,204,538)	$(196,396,374)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: BlackRock Corporate Bond $17,574, PIMCO Corporate Bond $20,230, Prudential Corporate Bond $25,681, T. Rowe Price Corporate Bond $17,718 and Western Asset Corporate Bond $18,488.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: BlackRock Corporate Bond $(393,915), PIMCO Corporate Bond $(381,290), Prudential Corporate Bond $(526,669), T. Rowe Price Corporate Bond $(349,114) and Western Asset Corporate Bond $(374,895).

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since February 11, 2022.

11. Subsequent Event

On September 19-20, 2022, the Board of the Advanced Series Trust and the Prudential Series Fund approved the reorganization (the ”Reorganization”) of AST T. Rowe Price Diversified Real Growth Portfolio and AST Prudential Flexible Multi-Strategy Portfolio (the “Target Portfolios”) into PSF PGIM Flexible Managed Portfolio (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Prudential Series Fund and Shareholders of PSF Global Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Total Return Bond Portfolio and PSF Stock Index Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PSF Global Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Total Return Bond Portfolio and PSF Stock Index Portfolio (eight of the portfolios constituting Prudential Series Fund, hereafter collectively referred to as the “Portfolios“) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose reports dated February 14, 2020 expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 17, 2023

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Trustees (or “Board Members”) and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 76

Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 76

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 76

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 76

Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 76

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 76

Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 76

Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member

Timothy S. Cronin 1965 Number of Portfolios Overseen: 76

Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).

		None.	Since October 2009

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

D2

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a)	Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Board Member because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D3

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

©2023 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

MD.RS.011

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $24,000 and $24,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(c) Tax Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(d) All Other Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Variable Contract Account-10

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 24, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 24, 2023